UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-5583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/03

Item 1.	Reports to Stockholders.

DECEMBER 31, 2003

Franklin Templeton Variable Insurance Products Trust

ANNUAL REPORT

FRANKLIN. TEMPLETON. INVESTMENTS

Franklin • Templeton • Mutual Series

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

A Word About Risk	i
Important Notes to Performance Information	ii
Regulatory Update	iii
Fund Summaries
Franklin Aggressive Growth Securities Fund	FA-1
*Prospectus Supplement	FA-5
Franklin Global Communications Securities Fund	FGC-1
*Prospectus Supplement	FGC-6
Franklin Growth and Income Securities Fund	FGI-1
Franklin High Income Fund	FH-1
Franklin Income Securities Fund	FI-1
Franklin Large Cap Growth Securities Fund	FL-1
Franklin Money Market Fund	FM-1
Franklin Real Estate Fund	FRE-1
*Prospectus Supplement	FRE-6
Franklin Rising Dividends Securities Fund	FRD-1
Franklin Small Cap Fund	FSC-1
Franklin Small Cap Value Securities Fund	FSV-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin U.S. Government Fund	FUS-1
Franklin Zero Coupon Fund 2005	FZ5-1
Franklin Zero Coupon Fund 2010	FZ10-1
Mutual Discovery Securities Fund	MD-1
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
*Prospectus Supplement	TGA-6
Templeton Global Income Securities Fund	TGI-1
*Prospectus Supplement	TGI-7
Templeton Growth Securities Fund	TG-1
*Prospectus Supplement	TG-5
Index Descriptions	IND-1
Board Members and Officers	BOD-1
Proxy Voting Policies and Procedures	PV-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS 1 A03 02-04

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investment in particular sectors from time to time, some funds carry greater risk of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated (“junk”) bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

i

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

ii

REGULATORY UPDATE

As of February 12, 2004

To Our Valued Contract Owners:

In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the “Company”). Any further updates on these and other matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund(s) may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds’ investment adviser and/or an affiliate adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

iii

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests mainly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

We are pleased to bring you Franklin Aggressive Growth Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and the Russell 3000® Growth Index, which returned 28.67% and 30.97% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.1

Investment Strategy

We are research driven, fundamental investors, pursuing an aggressive growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for rapid growth in revenues, earnings or assets. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, sound financial records, strong management and industry leadership.

Manager’s Discussion

The Fund’s overweighted position relative to the Russell 3000 Growth Index, as well as positive stock selection, in electronic technology helped performance during the year under review. Major contributors to return in this sector were Xicor and Lam Research. Additionally, specific stock selection in technology services contributed to the Fund’s performance. Strong performers in this sector were Yahoo! and Ask Jeeves. Specific stocks also boosted our retail trade allocation as our investments in Cost Plus and Tuesday Morning appreciated during the period. In health technology, some particular holdings that performed well, and an underweighted position in pharmaceuticals benefited Fund performance. Within the sector, our Boston Scientific (sold by year-end) holding increased in value.

Top 10 Holdings

Franklin Aggressive Growth

Securities Fund

12/31/03

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	2.7%
Technology Services

Forest Laboratories Inc.	2.1%
Health Technology

InterMune Inc.	2.0%
Health Technology

Tektronix Inc.	2.0%
Electronic Technology

Pfizer Inc.	1.9%
Health Technology

Carbo Ceramics Inc.	1.9%
Industrial Services

Clear Channel Communications Inc.	1.8%
Consumer Services

Verity Inc.	1.8%
Technology Services

Lam Research Corp.	1.7%
Electronic Technology

Gilead Sciences Inc.	1.7%
Health Technology

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

Despite the Fund’s strong returns, some factors detracted from Fund performance. Our overweighted position in industrial services constrained Fund returns. Patterson UTI Energy (sold by year-end) was particularly weak in this sector. Stock selection in consumer services, such as Entravision Communications, also hampered the Fund’s performance.

Thank you for your participation in Franklin Aggressive Growth Securities Fund.

On November 18, 2003, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Aggressive Growth Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2004.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Aggressive Growth Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	Since Inception (5/1/00)

Average Annual Total Return	+46.15%	-14.96%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (5/1/00–12/31/03)

The graph compares the performance of Franklin Aggressive Growth Securities Fund – Class 1, the S&P 500 and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Aggressive Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

SUPPLEMENT DATED NOVEMBER 18, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The prospectus is amended by adding the following language:

On November 18, 2003, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal whereby the assets of Franklin Aggressive Growth Securities Fund (Fund) will be acquired by, and in exchange for, shares of Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed on or about April 30, 2004. It is anticipated that in January of 2004, Fund contract owners of record on December 29, 2003, will receive a voting instruction card requesting their instructions to the insurance company shareholders on the Reorganization. A proxy statement, which explains the details of the Reorganization, will accompany the voting instruction card. The Fund will close to new investments, including exchanges into the Fund, effective after the close of business on April 23, 2004.

Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year ended December 31,
	2003	2002	2001	2000[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.77	$5.87	$7.59	$10.00

Income from investment operations:
Net investment income (loss)[a]	(.03)	(.03)	(.02)	.02
Net realized and unrealized gains (losses)	1.78	(2.07)	(1.69)	(2.43)

Total from investment operations	1.75	(2.10)	(1.71)	(2.41)

Less distributions from net investment income	—	—	(.01)	—

Net asset value, end of year	$5.52	$3.77	$5.87	$7.59

Total return[b]	46.15%	(35.67)%	(22.67)%	(24.10)%
Ratios/supplemental data
Net assets, end of year (000’s)	$7,188	$4,801	$8,294	$13,021
Ratios to average net assets:
Expenses	1.04%	1.04%	.85%	.90%	[d]
Net investment income (loss)	(.64)%	(.75)%	(.38)%	.35%	[d]
Portfolio turnover rate	91.51%	117.74%	182.27%	86.65%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 2000 (effective date) to December 31, 2000.
[d]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year ended December 31,
	2003	2002	2001[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.75	$5.86	$7.48

Income from investment operations:
Net investment income (loss)[a]	(.06)	(.05)	(.04)
Net realized and unrealized gains (losses)	1.78	(2.06)	(1.57)

Total from investment operations	1.72	(2.11)	(1.61)

Less distributions from net investment income	—	—	(.01)

Net asset value, end of year	$5.47	$3.75	$5.86

Total return[b]	45.48%	(35.73)%	(22.81)%
Ratios/supplemental data
Net assets, end of year (000’s)	$2	$2	$2
Ratios to average net assets:
Expenses	1.29%	1.29%	1.10% [d]
Net investment income (loss)	(.89)%	(1.00)%	(.75)% [d]
Portfolio turnover rate	91.51%	117.74%	182.27%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period February 12, 2001 (effective date) to December 31, 2001.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003

		SHARES	VALUE

	Common Stocks 92.0%
	Communications 1.4%
[a]	Nextel Communications Inc., A	3,500	$98,210

	Consumer Durables 1.4%
	Polaris Industries Inc.	1,100	97,438

	Consumer Services 8.7%
[a]	Citadel Broadcasting Corp.	3,800	85,006
	Clear Channel Communications Inc.	2,800	131,124
[a]	Entercom Communications Corp.	2,000	105,920
[a]	Entravision Communications Corp.	8,100	89,910
[a]	Univision Communications Inc., A	2,300	91,287
	Viacom Inc., B	2,700	119,826

			623,073

	Distribution Services 1.1%
[a]	United Natural Foods Inc.	2,300	82,593

	Electronic Technology 23.7%
[a]	Advanced Semiconductor Engineering Inc., ADR (Taiwan)	13,600	68,680
[a]	Applied Materials Inc.	4,200	94,290
[a]	Avaya Inc.	8,400	108,696
[a]	Avocent Corp.	2,600	94,952
[a]	Dell Inc.	3,000	101,880
[a]	F5 Networks Inc.	3,300	82,830
[a]	Integrated Circuit Systems Inc.	2,800	79,772
	Intersil Corp.	4,400	109,340
[a]	L-3 Communications Holdings Inc.	2,100	107,856
[a]	Lam Research Corp.	3,800	122,740
	Microchip Technology Inc.	2,100	70,056
	National Instruments Corp.	2,300	104,581
	Rockwell Automation Inc.	3,100	110,360
[a]	Semtech Corp.	4,000	90,920
	Tektronix Inc.	4,500	142,200
[a]	Varian Semiconductor Equipment Associates Inc.	2,600	113,594
[a]	Xicor Inc.	9,000	102,060

			1,704,807

	Energy Minerals .7%
[a]	Premcor Inc.	1,900	49,400

	Finance 5.6%
	AMBAC Financial Group Inc.	1,300	90,207
	Investors Financial Services Corp.	2,800	107,548
	Montpelier Re Holdings Ltd. (Bermuda)	3,000	110,100
[a]	Texas Capital Bancshares Inc.	6,300	91,111

			398,966

	Health Services 5.5%
[a]	Accredo Health Inc.	3,600	113,796
[a]	Anthem Inc.	1,400	105,000
[a]	Caremark RX Inc.	4,200	106,386
	Select Medical Corp.	4,400	71,632

			396,814

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Health Technology 10.4%
[a]	Adolor Corp.	4,700	$94,094
[a]	Angiotech Pharmaceuticals Inc. (Canada)	1,800	82,800
[a]	Forest Laboratories Inc.	2,400	148,320
[a]	Gilead Sciences Inc.	2,100	122,094
[a]	InterMune Inc.	6,300	145,908
[a]	Myogen Inc.	1,500	21,450
	Pfizer Inc.	3,800	134,254

			748,920

	Industrial Services 3.3%
	Carbo Ceramics Inc.	2,600	133,250
[a]	Weatherford International Ltd. (Bermuda)	2,900	104,400

			237,650

	Process Industries 1.6%
	Cabot Corp.	3,500	111,440

	Producer Manufacturing 1.5%
	Borg Warner Inc.	1,300	110,591

	Retail Trade 7.5%
[a]	Cost Plus Inc.	2,800	114,800
[a]	Ctrip.com International Ltd., ADR (China)	50	1,700
[a]	Gymboree Corp.	4,100	70,643
[a]	Hot Topic Inc.	3,000	88,380
[a]	Orbitz Inc.	500	11,600
	Ross Stores Inc.	3,800	100,434
[a]	Tuesday Morning Corp.	2,600	78,650
[a]	Williams-Sonoma Inc.	2,200	76,494

			542,701

	Technology Services 18.6%
[a]	Accenture Ltd., A (Bermuda)	4,300	113,176
[a]	Affiliated Computer Services Inc., A	2,085	113,549
[a]	Ask Jeeves Inc.	4,800	86,976
[a]	Cognos Inc. (Canada)	3,300	101,046
	Computer Associates International Inc.	3,800	103,892
	Fair Isaac Inc.	1,500	73,740
[a]	Hewitt Associates Inc.	3,000	89,700
[a]	Intuit Inc.	1,900	100,529
	Microsoft Corp.	7,000	192,780
[a]	Network Associates Inc.	4,200	63,168
	Paychex Inc.	2,400	89,280
[a]	Verity Inc.	7,600	126,844
[a]	Yahoo! Inc.	1,900	85,823

			1,340,503

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Transportation 1.0%
[a]	Forward Air Corp.	2,600	$71,500

	Total Common Stocks (Cost $5,235,146)		6,614,606

	Short Term Investments (Cost $509,043) 7.1%
[b]	Franklin Institutional Fiduciary Trust Money Market Portfolio	509,043	509,043

	Total Investments (Cost $5,744,189) 99.1%		7,123,649
	Other Assets, less Liabilities .9%		66,253

	Net Assets 100.0%		$7,189,902

[a]	Non-income producing.
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$5,744,189

Value	7,123,649
Receivables:
Investment securities sold	46,544
Capital shares sold	43,211
Dividends	1,713

Total assets	7,215,117

Liabilities:
Payables:
Capital shares redeemed	4,816
Affiliates	4,010
Professional fees	16,001
Other liabilities	388

Total liabilities	25,215

Net assets, at value	$7,189,902

Net assets consist of:
Undistributed net investment income	$—
Net unrealized appreciation (depreciation)	1,379,460
Accumulated net realized gain (loss)	(9,303,842)
Capital shares	15,114,284

Net assets, at value	$7,189,902

Class 1:
Net assets, at value	$7,187,578

Shares outstanding	1,303,206

Net asset value and offering price per share	$5.52

Class 2:
Net assets, at value	$2,324

Shares outstanding	425

Net asset value and offering price per share	$5.47

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$22,221

Expenses:
Management fees (Note 3)	26,359
Administrative fees (Note 3)	11,191
Distribution fees - Class 2 (Note 3)	5
Transfer agent fees	140
Custodian fees	51
Reports to shareholders	1,718
Professional fees	17,454
Trustees’ fees and expenses	54
Other	1,220

Total expenses	58,192

Net investment income (loss)	(35,971)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	66,291
Net unrealized appreciation (depreciation) on investments	2,094,888

Net realized and unrealized gain (loss)	2,161,179

Net increase (decrease) in net assets resulting from operations	$2,125,208

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(35,971)	$(47,012)
Net realized gain (loss) from investments	66,291	(1,414,412)
Net unrealized appreciation (depreciation) on investments	2,094,888	(1,467,907)

Net increase (decrease) in net assets resulting from operations	2,125,208	(2,929,331)
Capital share transactions: (Note 2)
Class 1	261,646	(563,955)
Class 2	(73)	—

Total capital share transactions	261,573	(563,955)
Net increase (decrease) in net assets	2,386,781	(3,493,286)
Net assets:
Beginning of year	4,803,121	8,296,407

End of year	$7,189,902	$4,803,121

Undistributed net investment income included in net assets:
End of year	$—	$—

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Aggressive Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

On November 18, 2003, the Board of Trustees for the Trust approved a proposal to merge the Franklin Aggressive Growth Securities Fund into the Franklin Small Cap Fund, subject to approval by the shareholders of the Franklin Aggressive Growth Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	678,127	$3,174,361	312,751	$1,490,797
Shares redeemed	(647,673)	(2,912,715)	(454,102)	(2,054,752)

Net increase (decrease)	30,454	$261,646	(141,351)	$(563,955)

Class 2 Shares:
Shares redeemed	(17)	$(73)	—	—

Net increase (decrease)	(17)	$(73)	—	—

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.50%	First $500 million
.40%	Over $500 million, up to and including $1 billion
.35%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of the average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $9,273,470, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$596,259
2009	7,013,264
2010	1,634,894
2011	29,053

$9,273,470

At December 31, 2003, the fund had deferred capital losses occurring subsequent to October 31, 2003 of $11,565. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to the differing treatment of wash sales.

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,762,996

Unrealized appreciation	1,404,425
Unrealized depreciation	(43,772)

Net unrealized appreciation (depreciation)	$1,360,653

Undistributed ordinary income	$—
Undistributed long term capital gains	—

Distributable earnings	$—

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $4,881,889 and $4,749,791, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $4,661 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Aggressive Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7 as to which the date is February 12, 2004

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund invests primarily in investments of communications companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information in any nation, including the U.S. and emerging markets.

We are pleased to bring you Franklin Global Communications Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmark, the Standard & Poor’s 500 Composite Index (S&P 500), which returned 28.67% for the year under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FGC-1

quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%. Telecommunications stocks, as measured by the Nasdaq Telecommunications Index, rose 45.75% for the same period.2

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined blend of growth and value strategies. Relying on a team of analysts to provide in-depth industry expertise, we look for companies that will position the Fund to benefit from potential future technological advances and increasing worldwide demand in the communications industries. As a bottom-up investor focusing primarily on individual securities, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among the factors we also consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Many telecommunications companies showed solid operational performance in 2003, largely due to efficiency gains aimed at increasing profits, which in turn benefited their underlying stock prices. The Fund’s shares of domestic and global wireless telecommunications companies benefited most from this trend, and proved to be some of our best performers during the year under review. After a prolonged industry slump, these companies demonstrated a revamped focus on profitability while taking advantage of new growth opportunities. During the year, investors became

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Top 10 Holdings

Franklin Global Communications Securities Fund

12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Vodafone Group PLC, ADR	3.1%
Wireless Communications, U.K.

Nextel Communications Inc., A	3.0%
Wireless Communications, U.S.

BellSouth Corp.	2.9%
Major Telecommunications, U.S.

Allstream Inc., B	2.6%
Major Telecommunications, Canada

Telefonica SA, ADR	2.4%
Major Telecommunications, Spain

Verizon Communications Inc.	2.4%
Major Telecommunications, U.S.

Qwest Communications International Inc.	2.3%
Specialty Telecommunications, U.S.

Tektronix Inc.	2.2%
Electronic Equipment & Instruments, U.S.

Commonwealth Telephone Enterprises Inc.	2.2%
Specialty Telecommunications, U.S.

Telefonos de Mexico SA de CV (Telmex), L, ADR	2.2%
Major Telecommunications, Mexico

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGC-2

drawn to their improving fundamentals and the relatively low stock price valuations many wireless stocks displayed.

Domestically, Western Wireless was among our best performers in the wireless telecommunications sector. Consistent with our strategy, we bought Western shares because we believed the company had one of the best and most experienced management teams in the industry. The company’s stock had an attractive valuation at our time of purchase, especially in light of our view that the company has fundamentals, including rural operations, that may attract less competition than urban markets and may reduce the impact of wireless number portability.

In the foreign markets, NII Holdings, a wireless service provider operating in Mexico, Brazil, Argentina, Chile and Peru, was another contributor to the Fund’s results. Consistent with our strategy, we purchased the stock because we felt the company had an attractive valuation and capable management team. The company has been able to grow its subscriber base and maintain profitability over the past several quarters.

Among our globally competitive wireless company holdings, Vodafone Group provided substantial support to the Fund’s overall returns. Vodafone provides a range of mobile telecommunications services, including voice and data communications. The company has a presence in the U.S., continental Europe and the U.K., and in the Far East. Following our strategy, we purchased Vodafone shares because we felt the company had an attractive stock valuation, strong competitive position, and significant exposure to a host of the world’s wireless communications growth opportunities.

Although the Fund posted excellent overall results this reporting period, there were a few disappointments in the portfolio. For example, our domestic wireline services (major telecommunications sector) holdings suffered from a combination of factors, including deteriorating fundamentals, line losses due to competing technologies (especially wireless competition), and an uncertain regulatory climate. Our strategy led us to purchase stock of AT&T, the major telecommunications provider, due to our belief that its valuation was attractive and the new management team had an opportunity to improve operations. AT&T stock faltered as the company faced tough, highly competitive market conditions that resulted in declining revenue and cash flow. Thus, AT&T negatively impacted Fund performance during the period. AT&T’s new management team is attempting to reduce costs to maximize cash flow and profitability. In

FGC-3

line with our strategy, we continued to hold AT&T in the portfolio at period-end, believing the new management team appeared on the right track to improved profitability.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGC-4

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+40.46%	-9.10%	+0.85%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Global Communications Securities Fund – Class 1 and the S&P 500. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FGC-5

Past performance does not guarantee future results.

SUPPLEMENT DATED JANUARY 20, 2004

TO THE PROSPECTUS OF

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

DATED MAY 1, 2003

(Franklin Templeton Variable Insurance Products Trust)

The management section on page FGC-5 of the prospectus is replaced with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Grant Bowers VICE PRESIDENT OF ADVISERS	Mr. Bowers has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1993.

Christopher Grisanti, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Grisanti has been a manager of the Fund since January 2004 and has been with Franklin Templeton Investments since 1998.

Alex W. Peters, CFA VICE PRESIDENT OF ADVISERS	Mr. Peters has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1992.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.57% of its average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FGC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.53	$6.87	$12.88	$24.86	$20.45

Income from investment operations:
Net investment income[a]	.06	.04	.04	.11	.37
Net realized and unrealized gains (losses)	1.78	(2.33)	(3.55)	(6.77)	6.91

Total from investment operations	1.84	(2.29)	(3.51)	(6.66)	7.28

Less distributions from:
Net investment income	(.05)	(.05)	(.01)	(.50)	(.84)
Net realized gains	—	—	(2.49)	(4.82)	(2.03)

Total distributions	(.05)	(.05)	(2.50)	(5.32)	(2.87)

Net asset value, end of year	$6.32	$4.53	$6.87	$12.88	$24.86

Total return[b]	40.46%	(33.28)%	(29.24)%	(32.85)%	39.42%

Ratios/supplemental data
Net assets, end of year (000’s)	$149,480	$130,255	$265,055	$523,288	$987,011
Ratios to average net assets:
Expenses	.64%	.60%	.55%	.52%	.51%
Net investment income	1.08%	.83%	.46%	.54%	1.81%
Portfolio turnover rate	96.60%	97.75%	105.36%	117.99%	87.53%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FGC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.51	$6.84	$12.86	$24.78	$21.02

Income from investment operations:
Net investment income[a]	.05	.03	.02	.05	.26
Net realized and unrealized gains (losses)	1.77	(2.32)	(3.54)	(6.72)	6.37

Total from investment operations	1.82	(2.29)	(3.52)	(6.67)	6.63

Less distributions from:
Net investment income	(.05)	(.04)	(.01)	(.43)	(.84)
Net realized gains	—	—	(2.49)	(4.82)	(2.03)

Total distributions	(.05)	(.04)	(2.50)	(5.25)	(2.87)

Net asset value, end of year	$6.28	$4.51	$6.84	$12.86	$24.78

Total return[b]	40.44%	(33.52)%	(29.40)%	(32.97)%	35.17%

Ratios/supplemental data
Net assets, end of year (000’s)	$10,719	$1,490	$312	$499	$491
Ratios to average net assets:
Expenses	.89%	.85%	.80%	.77%	.77% [d]
Net investment income	.83%	.58%	.21%	.29%	1.24% [d]
Portfolio turnover rate	96.60%	97.75%	105.36%	117.99%	87.53%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

FGC-8

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES	VALUE

Common Stocks 90.8%
Advertising/Marketing Services .9%
Interpublic Group of Cos. Inc.	United States	95,600	$1,491,360

Broadcasting 2.2%
Clear Channel Communications Inc.	United States	51,700	2,421,111
[a]Radio One Inc., D	United States	57,400	1,107,820

			3,528,931

Cable/Satellite TV 3.1%
[a]Comcast Corp.	United States	96,200	3,009,136
[a]Hughes Electronics Corp.	United States	115,660	1,914,166

			4,923,302

Commercial Printing/Forms 1.5%
R.R. Donnelley & Sons Co.	United States	80,700	2,433,105

Computer Communications 2.2%
[a]3Com Corp.	United States	218,100	1,781,877
[a]Extreme Networks Inc.	United States	233,300	1,682,093

			3,463,970

Computer Peripherals 3.0%
[a]Logitech International SA, ADR	Switzerland	42,300	1,799,019
[a]Seagate Technology	United States	79,500	1,502,550
[a]Western Digital Corp.	United States	128,100	1,510,299

			4,811,868

Data Processing Services 1.7%
First Data Corp.	United States	66,400	2,728,376

Electronic Equipment/Instruments 2.2%
Tektronix Inc.	United States	113,100	3,573,960

Electronics/Appliance Stores 1.8%
RadioShack Corp.	United States	92,700	2,844,036

Electronics/Appliances 1.0%
Eastman Kodak Co.	United States	64,200	1,648,014

Financial Publishing/Services 1.5%
The McGraw-Hill Cos. Inc.	United States	33,400	2,335,328

Internet Retail 1.5%
[a]Interactive Corp.	United States	72,900	2,473,497

Internet Software/Services 2.0%
[a]Check Point Software Technologies Ltd.	Israel	81,600	1,372,512
[a]InfoSpace Inc.	United States	70,000	1,613,500
[a]United Online Inc.	United States	9,100	152,789

			3,138,801

Major Telecommunications 28.6%
[a]Alaska Communications Systems Holdings Inc.	United States	164,100	777,834
Allstream Inc., Class B	Canada	73,200	4,198,020
Alltel Corp.	United States	66,400	3,092,912
AT&T Corp.	United States	148,000	3,004,400
BellSouth Corp.	United States	164,000	4,641,200
Hellenic Telecommunications Organization SA	Greece	136,400	1,803,068

FGC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Major Telecommunications (cont.)
[a]Koninklijke KPN NV	Netherlands	381,000	$2,941,120
KT Corp.	South Korea	63,700	2,384,406
Portugal Telecom SGPS SA, ADR	Portugal	306,004	3,066,160
Telecom Corp. of New Zealand Ltd.	New Zealand	918,447	3,238,151
Telefonica SA, ADR	Spain	88,056	3,891,195
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	105,700	3,491,271
Telstra Corp. Ltd.	Australia	903,907	3,282,650
Telus Corp.	Canada	114,125	2,291,773
Verizon Communications Inc.	United States	107,400	3,767,592

			45,871,752

Media Conglomerates 1.9%
Viacom Inc., A	United States	11,200	495,824
Viacom Inc., B	United States	56,700	2,516,346

			3,012,170

Publishing: Newspapers 4.5%
Gannett Co. Inc.	United States	35,700	3,183,012
The New York Times Co., A	United States	51,000	2,437,290
Tribune Co.	United States	31,600	1,630,560

			7,250,862

Semiconductors .9%
[a]Semtech Corp.	United States	66,600	1,513,818

Specialty Telecommunications 8.6%
CenturyTel Inc.	United States	73,700	2,404,094
[a]Citizens Communications Co., B	United States	211,900	2,631,798
[a]Commonwealth Telephone Enterprises Inc.	United States	92,700	3,499,425
[a]NTL Inc.	United Kingdom	22,400	1,562,400
[a]Qwest Communications International Inc.	United States	859,400	3,712,608

			13,810,325

Telecommunications Equipment 3.6%
[a]Arris Group Inc.	United States	238,400	1,726,016
[a]Comverse Technology Inc.	United States	54,700	962,173
Nokia Corp., ADR	Finland	135,000	2,295,000
[a]Nortel Networks Corp.	Canada	182,500	771,975

			5,755,164

Wholesale Distributors 2.0%
[a]Imagistics International Inc.	United States	83,100	3,116,250

Wireless Communications 16.1%
America Movil SA de CV, L, ADR	Mexico	91,900	2,512,546
China Mobile (Hong Kong) Ltd., ADR	China	125,600	1,950,568
[a]Europolitan Holdings AB	Sweden	273,500	1,786,514
[a]Millicom International Cellular SA	Luxembourg	33,100	2,313,690
[a]Nextel Communications Inc., A	United States	169,500	4,756,170
[a]NII Holdings Inc., B	United States	30,900	2,306,067
SK Telecom Co. Ltd., ADR	South Korea	133,800	2,495,370
Vodafone Group PLC, ADR	United Kingdom	198,700	4,975,448

FGC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Wireless Communications (cont.)
[a]Western Wireless Corp., A	United States	146,700	$2,693,412

			25,789,785

Total Common Stocks (Cost $124,949,030)			145,514,674

Preferred Stock (cost $394,938) .3%
Consumer Services
News Corp. Ltd., ADR, pfd.	Australia	12,940	391,436

Total Investments before Repurchase Agreement (Cost $125,343,968)			145,906,110

		PRINCIPAL AMOUNT
Repurchase Agreement (Cost $13,128,572) 8.2%
[b]Joint Repurchase Agreement, .873%, 01/02/04 (Maturity Value $13,129,209)	United States	$13,128,572	13,128,572

ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,223,117)

Banc of America Securities LLC (Maturity Value $1,223,117)

Barclays Capital Inc. (Maturity Value $873,486)

Bear, Stearns & Co. Inc. (Maturity Value $698,868)

BNP Paribas Securities Corp. (Maturity Value $1,223,117)

Deutsche Bank Securities Inc. (Maturity Value $1,223,117)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,223,117)

Goldman, Sachs & Co. (Maturity Value $698,868)

Greenwich Capital Markets Inc. (Maturity Value $1,223,117)

Lehman Brothers Inc. (Maturity Value $1,073,051)

Morgan Stanley & Co. Inc. (Maturity Value $1,223,117)

UBS Securities LLC (Maturity Value $1,223,117)

Total Investments (Cost $138,472,540) 99.3%			159,034,682
Other Assets, less Liabilities .7%			1,163,589

Net Assets 100.0%			$160,198,271

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

FGC-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$138,472,540

Value	159,034,682
Receivables:
Investment securities sold	1,746,326
Capital shares sold	2,535
Dividends and Interest	392,644

Total assets	161,176,187

Liabilities:
Payables:
Investment securities purchased	821,852
Capital shares redeemed	43,953
Affiliates	80,571
Other liabilities	31,540

Total liabilities	977,916

Net assets, at value	$160,198,271

Net assets consist of:
Undistributed net investment income	$1,434,605
Net unrealized appreciation (depreciation)	20,567,788
Accumulated net realized gain (loss)	(265,645,892)
Capital shares	403,841,770

Net assets, at value	$160,198,271

Class 1:
Net assets, at value	$149,479,620

Shares outstanding	23,637,132

Net asset value and offering price per share	$6.32

Class 2:
Net assets, at value	$10,718,651

Shares outstanding	1,707,663

Net asset value and offering price per share	$6.28

See notes to financial statements.

FGC-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$2,279,924
Interest	111,486

Total investment income	2,391,410

Expenses:
Management fees (Note 3)	819,226
Distribution fees - Class 2 (Note 3)	11,278
Transfer agent fees	677
Custodian fees	21,587
Reports to shareholders	20,722
Professional fees	20,036
Trustees’ fees and expenses	1,372
Other	7,535

Total expenses	902,433

Net investment income	1,488,977

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	787,127
Foreign currency transactions	(21,091)

Net realized gain (loss)	766,036

Net unrealized appreciation (depreciation) on:
Investments	45,608,298
Translation of assets and liabilities denominated in foreign currencies	5,646

Net unrealized appreciation (depreciation)	45,613,944

Net realized and unrealized gain (loss)	46,379,980

Net increase (decrease) in net assets resulting from operations	$47,868,957

See notes to financial statements.

FGC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002
Increase (decrease) in net assets:
Operations:
Net investment income	$1,488,977	$1,456,605
Net realized gain (loss) from investments and foreign currency transactions	766,036	(89,410,386)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	45,613,944	6,275,419

Net increase (decrease) in net assets resulting from operations	47,868,957	(81,678,362)
Distributions to shareholders from:
Net investment income:
Class 1	(1,238,199)	(1,655,159)
Class 2	(30,287)	(4,896)

Total distributions to shareholders	(1,268,486)	(1,660,055)
Capital share transactions: (Note 2)
Class 1	(25,751,370)	(51,646,759)
Class 2	7,603,913	1,363,628

Total capital share transactions	(18,147,457)	(50,283,131)
Net increase (decrease) in net assets	28,453,014	(133,621,548)
Net assets:
Beginning of year	131,745,257	265,366,805

End of year	$160,198,271	$131,745,257

Undistributed net investment income included in net assets:
End of year	$1,434,605	$1,267,035

See notes to financial statements.

FGC-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, 100% of total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

FGC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FGC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	135,529	$698,512	307,366	$1,672,275
Shares issued in reinvestment of distributions	230,149	1,238,199	320,767	1,655,159
Shares redeemed	(5,451,344)	(27,688,081)	(10,514,281)	(54,974,193)

Net decrease (decrease)	(5,085,666)	$(25,751,370)	(9,886,148)	$(51,646,759)

Class 2 Shares:
Shares sold	1,509,954	$8,281,081	308,075	$1,482,602
Shares issued in reinvestment of distributions	5,671	30,287	953	4,896
Shares redeemed	(138,375)	(707,455)	(24,284)	(123,870)

Net increase (decrease)	1,377,250	$7,603,913	284,744	$1,363,628

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	over $100 million, up to and including $250 million
.450%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $265,006,990 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$156,027,828
2010	108,979,162

$265,006,990

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary Income	$1,268,486	$1,660,055

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$139,111,442

Unrealized appreciation	25,088,251
Unrealized depreciation	(5,165,011)

Net unrealized appreciation (depreciation)	$19,923,240

Undistributed ordinary income	$1,434,605
Undistributed long term capital gains	—

Distributable earnings	$1,434,605

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $123,732,651 and $140,045,269, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

FGC-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FGC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Global Communications Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FGC-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 65.56% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FGC-21

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests mainly in common stocks with current dividend yields above the average of the Standard & Poor’s 500 Composite Index.1

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmarks, the Russell 3000® Value Index, which returned 31.14%, and the Russell 1000® Value Index, which returned 30.03% for the year under review.2 The Russell 1000 Value Index replaced the Russell 3000 Value Index as the Fund’s benchmark. The manager believes the composition of the Russell 1000 Value Index better reflects the Fund’s holdings. The Fund’s returns were comparable to that of its peers, as measured by the Lipper VIP Equity Income Funds Objective Average, which returned 26.81% for the same period.3

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FGI-1

foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The Standard & Poor’s 500 Composite Index (S&P 500) rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.4

Investment Strategy

We are research driven, fundamental investors, pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we look at the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. We believe that high relative dividend yield is frequently a good indicator of value.

Manager’s Discussion

The Fund’s strategy emphasizes dividend-paying stocks. Despite the reduced tax rate for qualified dividends, dividend-paying stocks underperformed non-dividend paying issues for the year. Income-paying stocks were disappointing relative performers during the first three quarters of the year but exhibited relative strength in the fourth quarter. According to an article in The Wall Street Journal, non-dividend paying stocks in the S&P 500 outpaced their dividend-paying counterparts by approximately 26 percentage points for the year under review.5

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

5. Source: Brown, Ken, “Dividend Stocks Could Become Favorites in ‘04,” The Wall Street Journal, wsj.com, 12/29/03.

Top 10 Holdings

Franklin Growth and Income

Securities Fund

12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Citigroup Inc.	3.5%
Finance, U.S.

ChevronTexaco Corp.	3.1%
Energy Minerals, U.S.

BP PLC, ADR	3.0%
Energy Minerals, U.K.

General Electric Co.	2.5%
Producer Manufacturing, U.S.

Altria Group Inc.	2.3%
Consumer Non-Durables, U.S.

Dow Chemical Co.	2.2%
Process Industries, U.S.

Washington Mutual Inc.	2.1%
Finance, U.S.

Morgan Stanley	2.0%
Finance, U.S.

Shell Transport & Trading Co. PLC, ADR	2.0%
Energy Minerals, U.K.

Fannie Mae	2.0%
Finance, U.S.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-2

Our largest sector position was in finance, at 28.2% of total net assets on December 31, 2003. This large allocation benefited the Fund’s absolute returns the most as the sector was up nearly 33%. Within this group, FleetBoston Financial (FBF) and JP Morgan Chase (JPM) were two of the Fund’s best performers. FBF gained 88% largely because of an acquisition bid from Bank of America, and JPM increased 60% as fundamentals improved. Although this was our largest sector, we were underweighted compared with the benchmark index’s 35% allocation. We selectively added to existing positions as well as initiated new positions. Overall, fundamentals were strong within the finance sector, and many companies significantly raised their dividends in recent months.

Some of our investments in energy minerals, non-energy minerals and commercial services were among the largest positive contributors to the Fund’s results for the year. Responding to higher-than-expected oil prices and rapid economic growth in mainland China, energy producer PetroChina gained 106% since we purchased it and was among the Fund’s most rewarding investments. Aluminum producer Alcoa gained 95% since purchase, and printing company R.R. Donnelley & Sons posted a 45% one-year total return. Within electronic technology, our investment in factory equipment company Rockwell Automation (+77%), defense contractor General Dynamics (+57%) and wireless phone company Motorola (+64%) contributed favorably to returns. During the year, we selectively realized profits among these technology and energy related holdings.

An eclectic group of stocks performed well, including filter company Pall (+64%), retailer Nordstrom (+76%) and restaurant chain McDonald’s (+57%). We sold or reduced positions in Nordstrom and McDonald’s as they met our price targets. Honeywell and United Technologies were stand-out performers within the producer manufacturing sector. Honeywell gained 43% and United Technologies rose 55% for the 12-month period.

Although the Fund performed well, we underperformed the benchmark index for several reasons. Utilities accounted for the largest percentage of the Fund’s relative underperformance for the period. Although this group was underweighted, periods of poor performance for specific stocks in our portfolio, such as Duke Energy and First Energy, overshadowed the group’s otherwise positive returns. Our holdings in the communications sector registered the Fund’s most disappointing results. Shares of AT&T performed especially poorly after the company lowered its earnings outlook and warned that weak trends in recent

FGI-3

periods would persist. On an encouraging note, the company increased its annualized dividend 27% during the year.

Corporations appeared to respond favorably to legislation that lowered taxes on qualified dividends. The number of companies paying dividends increased for the first time in 10 years, with an average increase of 26%, according to Standard & Poor’s. Several companies within our portfolio significantly increased their dividends, most notably Citigroup (+75%), McDonald’s (+70%), and Wells Fargo (+50%).

At fiscal year-end, consistent with our strategy, our investment attention was oriented toward companies we believed were attractively valued and most likely to increase their dividends. These would include “fallen angel” growth companies in sectors such as technology and health care. We also increased our investments in selected finance companies and beaten-up cyclicals that we believe have the potential for a strong earnings recovery. Conversely, we were generally underweighted in consumer and interest rate-sensitive sectors relative to the Russell 1000 Value Index.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Growth and Income Securities Fund – Class 1 Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+26.06%	+4.48%	+9.86%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Growth and Income Securities Fund – Class 1, the Russell 3000 Value Index, the Russell 1000 Value Index, and the Lipper VIP Equity Income Funds Objective Average, as well as the Consumer Price Index (CPI). The Russell 1000 Value Index is replacing the Russell 3000 Value Index as the Fund’s benchmark. The manager believes the composition of the Russell 1000 Value Index better reflects the Fund’s holdings. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.82	$15.27	$17.16	$17.78	$20.36

Income from investment operations:
Net investment income[a]	.36	.39	.37 [c]	.45	.57
Net realized and unrealized gains (losses)	2.66	(2.58)	(.70)[c]	2.26	(.16)

Total from investment operations	3.02	(2.19)	(.33)	2.71	.41

Less distributions from:
Net investment income	(.40)	(.42)	(.05)	(1.17)	(.79)
Net realized gains	—	(.84)	(1.51)	(2.16)	(2.20)

Total distributions	(.40)	(1.26)	(1.56)	(3.33)	(2.99)

Net asset value, end of year	$14.44	$11.82	$15.27	$17.16	$17.78

Total return[b]	26.06%	(15.53)%	(2.02)%	17.99%	1.10%
Ratios/supplemental data
Net assets, end of year (000’s)	$505,393	$455,680	$646,851	$810,837	$964,553
Ratios to average net assets:
Expenses	.53%	.53%	.51%	.50%	.49%
Net investment income	2.92%	2.85%	2.31% [c]	2.75%	2.94%
Portfolio turnover rate	43.18%	96.61%	119.78%	66.82%	39.80%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(0.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$15.20	$17.13	$17.73	$20.71

Income from investment operations:
Net investment income[a]	.33	.34	.33 [c]	.40	0.47
Net realized and unrealized gains (losses)	2.63	(2.54)	(.70)[c]	2.27	(0.46)

Total from investment operations	2.96	(2.20)	(.37)	2.67	0.01

Less distributions from:
Net investment income	(.39)	(.42)	(.05)	(1.11)	(0.79)
Net realized gains	—	(.84)	(1.51)	(2.16)	(2.20)

Total distributions	(.39)	(1.26)	(1.56)	(3.27)	(2.99)

Net asset value, end of year	$14.31	$11.74	$15.20	$17.13	$17.73

Total return[b]	25.70%	(15.72)%	(2.28)%	17.79%	(0.86)%
Ratios/supplemental data
Net assets, end of year (000’s)	$136,824	$38,379	$11,789	$2,311	$789
Ratios to average net assets:
Expenses	.78%	.78%	.76%	.75%	.75% [e]
Net investment income	2.67%	2.60%	2.13% [c]	2.46%	2.55% [e]
Portfolio turnover rate	43.18%	96.61%	119.78%	66.82%	39.80%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized.

See notes to financial statements.

FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 93.4%
Commercial Services 1.7%
R.R. Donnelley & Sons Co.	369,500	$11,140,425

Communications 6.4%
Alltel Corp.	111,600	5,198,328
AT&T Corp.	265,100	5,381,530
BellSouth Corp.	354,100	10,021,030
SBC Communications Inc.	390,372	10,176,998
Verizon Communications Inc.	291,022	10,209,052

		40,986,938

Consumer Durables 1.6%
Newell Rubbermaid Inc.	144,000	3,278,880
Stanley Works	194,600	7,369,502

		10,648,382

Consumer Non-Durables 7.7%
Altria Group Inc.	266,600	14,508,372
British American Tobacco PLC (United Kingdom)	248,800	3,429,512
Colgate-Palmolive Co.	95,500	4,779,775
Kimberly-Clark Corp.	199,800	11,806,182
Loews Corp. — Carolina Group	129,900	3,278,676
Sara Lee Corp.	526,100	11,421,631

		49,224,148

Consumer Services 2.8%
Dow Jones & Co. Inc.	117,300	5,847,405
Mandalay Resort Group	101,000	4,516,720
McDonald’s Corp.	124,300	3,086,369
The Walt Disney Co.	201,300	4,696,329

		18,146,823

Electronic Technology 7.8%
Diebold Inc.	53,500	2,882,045
General Dynamics Corp.	106,000	9,581,340
Hewlett-Packard Co.	317,100	7,283,787
Motorola Inc.	563,900	7,934,073
Nokia Corp., ADR (Finland)	271,800	4,620,600
Raytheon Co.	277,300	8,330,092
Rockwell Automation Inc.	262,300	9,337,880

		49,969,817

Energy Minerals 10.4%
BP PLC, ADR (United Kingdom)	385,100	19,004,685
ChevronTexaco Corp.	227,958	19,693,292
Exxon Mobil Corp.	222,544	9,124,304
Petrochina Co. Ltd., ADR (China)	100,700	5,744,935
Shell Transport & Trading Co. PLC, ADR (United Kingdom)	290,300	13,072,209

		66,639,425

Finance 26.7%
Arthur J. Gallagher & Co.	250,300	8,132,247
Bank of America Corp.	141,300	11,364,759
Citigroup Inc.	468,900	22,760,406

FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
Fannie Mae	170,800	$12,820,248
Fleet Boston Financial Corp.	263,600	11,506,140
Jefferson-Pilot Corp.	118,300	5,991,895
JP Morgan Chase & Co.	330,170	12,127,144
KeyCorp	106,400	3,119,648
Marsh & McLennan Cos. Inc.	196,700	9,419,963
Morgan Stanley	227,200	13,148,064
National Commerce Financial Corp.	331,800	9,051,504
Old Republic International Corp.	119,400	3,027,984
St. Paul Cos. Inc.	300,100	11,898,965
U.S. Bancorp	407,500	12,135,350
Washington Mutual Inc.	338,300	13,572,596
Wells Fargo & Co.	193,500	11,395,215

		171,472,128

Health Services 1.1%
CIGNA Corp.	121,900	7,009,250

Health Technology 7.9%
Abbott Laboratories	162,600	7,577,160
Bristol-Myers Squibb Co.	211,100	6,037,460
Merck & Co. Inc.	138,000	6,375,600
Pall Corp.	293,900	7,885,337
Pfizer Inc.	269,300	9,514,369
Schering-Plough Corp.	281,000	4,886,590
Wyeth	199,200	8,456,040

		50,732,556

Non-Energy Minerals 1.2%
Alcoa Inc.	200,400	7,615,200

Process Industries 3.8%
Dow Chemical Co.	335,400	13,942,578
E.I. du Pont de Nemours & Co.	234,200	10,747,438

		24,690,016

Producer Manufacturing 8.0%
Avery Dennison Corp.	83,800	4,694,476
Delphi Corp.	560,500	5,722,705
General Electric Co.	511,400	15,843,172
Honeywell International Inc.	334,200	11,172,306
Pitney Bowes Inc.	204,400	8,302,728
United Technologies Corp.	59,900	5,676,723

		51,412,110

Real Estate Investment Trusts .7%
Vornado Realty Trust	84,300	4,615,425

Retail Trade 1.2%
J.C. Penney Co. Inc.	287,400	7,552,872

FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Technology Services 2.0%
Automatic Data Processing Inc.	108,900	$4,313,529
Electronic Data Systems Corp.	188,300	4,620,882
Microsoft Corp.	151,100	4,161,294

		13,095,705

Utilities 2.4%
Pinnacle West Capital Corp.	144,900	5,798,898
PPL Corp.	141,400	6,186,250
ScottishPower PLC (United Kingdom)	483,300	3,220,645

		15,205,793

Total Common Stocks (Cost $474,601,485)		600,157,013

Convertible Preferred Stocks 3.7%
Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	60,400	3,373,340

Finance 1.5%
Capital One Financial, 6.25%, cvt. pfd.	64,400	3,099,250
Prudential Financial Inc., 6.75%, cvt. pfd.	98,000	6,379,800

		9,479,050

Retail Trade .9%
Toys R Us Inc., 6.25%, cvt. pfd.	147,600	5,896,620

Utilities .8%
Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES	130,100	4,742,145

Total Convertible Preferred Stocks (Cost $22,439,640)		23,491,155

Total Investments before Repurchase Agreement (Cost $497,041,125)		623,648,168

	PRINCIPAL AMOUNT
Repurchase Agreement (Cost $17,132,886) 2.7%

[a]Joint Repurchase Agreement, .873%, 01/02/04 (Maturity Value $17,133,717)

ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,596,177)

Banc of America Securities LLC (Maturity Value $1,596,177)

Barclays Capital Inc. (Maturity Value $1,139,906)

Bear, Stearns & Co. Inc. (Maturity Value $902,029)

BNP Paribas Securities Corp. (Maturity Value $1,596,177)

Deutsche Bank Securities Inc. (Maturity Value $1,596,177)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,596,177)

Goldman, Sachs & Co. (Maturity Value $902,028)

Greenwich Capital Markets Inc. (Maturity Value $1,596,177)

Lehman Brothers Inc. (Maturity Value $1,400,338)

Morgan Stanley & Co. Inc. (Maturity Value $1,596,177)

UBS Securities LLC (Maturity Value $1,596,177)

	$17,132,886	17,132,886

Total Investments (Cost $514,174,011) 99.8%		640,781,054
Other Assets, less Liabilities .2%		1,436,032

Net Assets 100.0%		$642,217,086

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$514,174,011

Value	640,781,054
Receivables:
Capital shares sold	398,729
Dividends and Interest	1,570,283

Total assets	642,750,066

Liabilities:
Payables:
Capital shares redeemed	168,752
Affiliates	306,078
Custodian fees	1,365
Reports to shareholders	27,000
Other liabilities	29,785

Total liabilities	532,980

Net assets, at value	$642,217,086

Net assets consist of:
Undistributed net investment income	$15,635,006
Net unrealized appreciation (depreciation)	126,607,043
Accumulated net realized gain (loss)	(32,375,338)
Capital shares	532,350,375

Net assets, at value	$642,217,086

Class 1:
Net assets, at value	$505,393,446

Shares outstanding	34,999,810

Net asset value and offering price per share	$14.44

Class 2:
Net assets, at value	$136,823,640

Shares outstanding	9,558,134

Net asset value and offering price per share	$14.31

See notes to financial statements.

FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$18,164,780
Interest	287,526

Total investment income	18,452,306

Expenses:
Management fees (Note 3)	2,657,683
Distribution fees - Class 2 (Note 3)	187,854
Transfer Agent fees	2,259
Custodian fees	4,360
Reports to shareholders	88,695
Professional fees	28,806
Trustees’ fees and expenses	5,243
Other	30,732

Total expenses	3,005,632

Net investment income	15,446,674

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(8,088,075)
Foreign currency transactions	(30,812)

Net realized gain (loss)	(8,118,887)
Net unrealized appreciation (depreciation) on investments	121,978,025

Net realized and unrealized gain (loss)	113,859,138

Net increase (decrease) in net assets resulting from operations	$129,305,812

See notes to financial statements.

FGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$15,446,674	$16,487,104
Net realized gain (loss) from investments and foreign currency transactions	(8,118,887)	(22,388,259)
Net unrealized appreciation (depreciation) on investments	121,978,025	(93,969,652)

Net increase (decrease) in net assets resulting from operations	129,305,812	(99,870,807)
Distributions to shareholders from:
Net investment income:
Class 1	(14,899,120)	(17,112,240)
Class 2	(2,173,929)	(789,171)
Net realized gains:
Class 1	—	(34,010,678)
Class 2	—	(1,599,783)

Total distributions to shareholders	(17,073,049)	(53,511,872)
Capital share transactions: (Note 2)
Class 1	(42,683,749)	(45,168,545)
Class 2	78,608,309	33,971,092

Total capital share transactions	35,924,560	(11,197,453)
Net increase (decrease) in net assets	148,157,323	(164,580,132)
Net assets:
Beginning of year	494,059,763	658,639,895

End of year	$642,217,086	$494,059,763

Undistributed net investment income included in net assets:
End of year	$15,635,006	$16,876,313

See notes to financial statements.

FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 87% of total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

FGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,360,924	$28,273,066	545,381	$8,254,474
Shares issued on merger[a]	—	—	1,625,533	25,081,974
Shares issued in reinvestment of distributions	1,175,936	14,899,120	3,683,207	51,122,918
Shares redeemed	(7,072,721)	(85,855,935)	(9,675,660)	(129,627,911)

Net decrease (decrease)	(3,535,861)	$(42,683,749)	(3,821,539)	$(45,168,545)

Class 2 Shares:
Shares sold	6,534,882	$81,389,712	2,734,254	$36,986,172
Shares issued on merger[a]	—	—	429,930	6,599,428
Shares issued in reinvestment of distributions	172,808	2,173,929	173,113	2,388,954
Shares redeemed	(417,670)	(4,955,332)	(844,623)	(12,003,462)

Net increase (decrease)	6,290,020	$78,608,309	2,492,674	$33,971,092

[a]	On May 1, 2002, the Fund acquired the net assets of Franklin Templeton Variable Insurance Products Trust — Franklin Natural Resources Fund (Natural Resources) in a taxable exchange pursuant to a plan of reorganization approved by Natural Resources’ shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	over $100 million, up to and including $250 million
.450%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $28,255,601 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$16,950,178
2011	11,305,423

$28,255,601

At December 31, 2003, the Fund has deferred currency losses occurring subsequent to October 31, 2003 of $32,639. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$17,073,049	$17,935,266
Long term capital gains	—	35,576,606

	$17,073,049	$53,511,872

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$518,261,111

Unrealized appreciation	125,551,172
Unrealized depreciation	(3,031,229)

Net unrealized appreciation (depreciation)	$122,519,943

Undistributed ordinary income	$15,635,006
Undistributed long term capital gains	—

Distributable earnings	$15,635,006

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $252,279,525 and $223,349,623, respectively.

FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Growth and Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 84.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FGI-20

FRANKLIN HIGH INCOME FUND

Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests mainly in debt securities, including lower-rated “junk bonds,” offering high yield and expected total return. The Fund may also invest in foreign securities, including emerging markets.

We are pleased to bring you Franklin High Income Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmark, the Credit Suisse First Boston (CSFB) High Yield Index, which returned 27.94% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. In the U.S., third quarter 2003 gross domestic product (GDP) grew an annualized 8.2%, its strongest pace in nearly 20 years. Overall, 2003 GDP grew an estimated 3.1%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies during the year. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and a rebound in business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

Foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in

1. Source: Credit Suisse First Boston. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Top 10 Sectors/Industries

Franklin High Income Fund

Based on Total Net Assets

12/31/03

Consumer Services	19.0%

Communications	12.6%

Process Industries	12.1%

Producer Manufacturing	7.3%

Industrial Services	7.1%

Utilities	6.6%

Health Services	4.9%

Consumer Durables	4.0%

Electronic Technology	3.6%

Transportation	2.9%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

Investment Strategy

The primary criteria we use for selecting securities are yield and expected return. We search for securities we believe offer opportunities for income today and growth tomorrow. We perform independent analysis of the corporate debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In our analysis, we consider a variety of factors: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects; the experience and strength of a company’s management; the company’s sensitivity to changes in interest rates and business conditions; the company’s debt maturity schedules and borrowing requirements; and the company’s changing financial condition and market recognition of the change.

Manager’s Discussion

The Fund’s outperformance relative to the CSFB High Yield Index was driven primarily by advantageous industry weightings. For example, the Fund was overweighted in the wireless communications industry versus the benchmark index.2 Because this industry delivered some of the high yield market’s highest returns in 2003, our relatively overweighted allocation enhanced the Fund’s relative and absolute performance during the year. Conversely, textiles was one of 2003’s poorest performing industries represented in the index. The Fund had no exposure to this industry during the reporting period, which helped relative performance.

Security selection also benefited relative performance throughout 2003. Utilities was among the top-performing sectors during the year, and certain of the Fund’s utilities positions outperformed the sector, contributing to the Fund’s relative outperformance. Fund holdings AES Corp., Aquila and Calpine each outperformed the overall utilities sector and the CSFB High Yield Index for the year.

2. Wireless communications holdings are part of the communications sector in the Statement of Investments.

Although overall portfolio positioning enhanced the Fund’s performance, certain industry weightings had a negative impact. Our weightings versus the index in broadcasting, telecommunications and cable hindered relative performance.4 The Fund was generally overweighted in broadcasting during the year, but this industry’s performance trailed that of the overall high yield market as measured by the index; therefore, the Fund’s performance was negatively impacted. On the other hand, the Fund’s relatively underweighted positions in telecommunications and cable during the year constrained the Fund’s relative return because these industries were among the top performing for 2003.

Thank you for your participation in Franklin High Income Fund. We look forward to serving your future investment needs.

4. Broadcasting and cable holdings are part of the consumer services sector in the Statement of Investments. Telecommunications holdings are part of the communications sector.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin High Income Fund  –  Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+31.50%	+1.52%	+4.93%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin High Income Fund – Class 1 and the CSFB High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Credit Suisse First Boston. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$5.67	$7.44	$8.54	$9.86	$13.28

Income from investment operations:
Net investment income[a]	.51	.63	.87 [c]	1.08	1.24
Net realized and unrealized gains (losses)	1.21	(1.30)	(.50)[c]	(2.36)	(1.19)

Total from investment operations	1.72	(.67)	.37	(1.28)	.05

Less distributions from:
Net investment income	(.58)	(1.10)	(1.47)	(.04)	(3.03)
Net realized gains	—	—	—	—	(.44)

Total distributions	(.58)	(1.10)	(1.47)	(.04)	(3.47)

Net asset value, end of year	$6.81	$5.67	$7.44	$8.54	$9.86

Total return[b]	31.50%	(9.55)%	4.26%	(13.00)%	(.07)%
Ratios/supplemental data
Net assets, end of year (000’s)	$136,218	$111,746	$151,924	$189,986	$314,131
Ratios to average net assets:
Expenses	.62%	.63%	.62%	.57%	.54%
Net investment income	8.19%	9.92%	10.63% [c]	11.43%	9.97%
Portfolio turnover rate	52.01%	56.01%	30.03%	20.37%	22.17%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$5.62	$7.41	$8.50	$9.83	$13.36

Income from investment operations:
Net investment income[a]	.48	.56	.84 [c]	1.04	1.11
Net realized and unrealized gains (losses)	1.21	(1.25)	(.48)[c]	(2.33)	(1.18)

Total from investment operations	1.69	(.69)	.36	(1.29)	(.07)

Less distributions from:
Net investment income	(.58)	(1.10)	(1.45)	(.04)	(3.02)
Net realized gains	—	—	—	—	(.44)

Total distributions	(.58)	(1.10)	(1.45)	(.04)	(3.46)

Net asset value, end of year	$6.73	$5.62	$7.41	$8.50	$9.83

Total return[b]	31.18%	(9.96)%	4.18%	(13.15)%	(0.96)%
Ratios/supplemental data
Net assets, end of year (000’s)	$58,681	$7,326	$832	$432	$448
Ratios to average net assets:
Expenses	.87%	.88%	.87%	.82%	.80% [e]
Net investment income	7.94%	9.67%	10.39% [c]	11.16%	9.51% [e]
Portfolio turnover rate	52.01%	56.01%	30.03%	20.37%	22.17%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2003

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Bonds 90.2%
Commercial Services 2.0%
American Color Graphics, senior secured note, 144A, 10.00%, 6/15/10	United States	$1,700,000	$1,751,000
Johnsondiversey Hold Inc., senior disc. note, 144A, zero cpn. to 5/15/07, 10.67% thereafter, 5/15/13	United States	2,800,000	2,156,000
[a]Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11	United States	2,000,000	20,000

			3,927,000

Communications 10.3%
Crown Castle International Corp., senior note, 9.375%, 8/01/11	United States	1,000,000	1,115,000
Dobson Communications, senior note, 144A, 8.875%, 10/01/13	United States	2,000,000	2,035,000
Nexstar Finance Inc., senior sub. note, 144A, 7.00%, 1/15/14	United States	2,000,000	2,020,000
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	2,000,000	2,160,000
Nextel Partners Inc., senior note, 11.00%, 3/15/10	United States	1,000,000	1,112,500
Nextel Partners Inc., senior note, 8.125%, 7/01/11	United States	1,000,000	1,070,000
Nortel Networks Corp., 6.875%, 9/01/23	Canada	2,300,000	2,196,500
Rural Cellular Corp., senior note, 9.875%, 2/01/10	United States	2,000,000	2,140,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,100,000	2,247,000
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	2,000,000	2,160,000
US West Communications Inc., 6.875%, 9/15/33	United States	2,000,000	1,910,000

			20,166,000

Consumer Durables 4.0%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	2,000,000	2,270,000
General Motors, 8.25%, 7/15/23	United States	2,000,000	2,276,638
Norcraft Cos. LP, senior sub. note, 144A, 9.00%, 11/01/11	United States	1,100,000	1,193,500
Sealy Mattress Co., senior sub. disc. note, B, 10.875%, 12/15/07	United States	2,000,000	2,085,000

			7,825,138

Consumer Non-Durables 2.3%
Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09	United States	1,000,000	1,102,500
Philip Morris Cos. Inc., 7.75%, 1/15/27	United States	1,500,000	1,622,953
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,700,000	1,776,500
[a]Styling Technology Corp., senior sub. note, 10.875%, 7/01/08	United States	3,000,000	12,780

			4,514,733

Consumer Services 19.0%
[a,b]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	2,500,000	2,375,000
Advanstar Communications, senior secured note, 144A, 10.75%, 8/15/10	United States	1,500,000	1,631,250
Aztar Corp., senior sub. note, 8.875%, 5/15/07	United States	1,000,000	1,048,750
Aztar Corp., senior sub. note, 9.00%, 8/15/11	United States	500,000	551,250
[a]Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10	United States	2,750,000	182,188
Chancellor Media Corp., senior note, 8.00%, 11/01/08	United States	700,000	813,750
Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10	United States	2,500,000	2,637,500
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09	United States	1,500,000	1,593,750
Dex Media Inc., senior note, 144A, 8.00%, 11/15/13	United States	500,000	527,500
Dex Media West LLC, senior sub. note, 144A, 9.875% 8/15/13	United States	1,500,000	1,751,250
Diamond Holdings PLC, senior note, 9.125%, 2/01/08	United Kingdom	1,500,000	1,558,125
DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13	United States	2,000,000	2,330,000
EchoStar DBS Corp., senior note, 10.375%, 10/01/07	United States	1,500,000	1,651,875
EchoStar DBS Corp., senior note, 144A, 6.375%, 10/01/11	United States	2,000,000	2,060,000
Gaylord Entertainment Co, senior note, 144A, 8.00%, 11/15/03	United States	500,000	530,000
Granite Broadcasting Corp., senior sub. note, 10.375%, 5/15/05	United States	1,500,000	1,505,625

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Bonds (cont.)
Consumer Services (cont.)
Hollywood Park, senior sub. note, B, 9.25%, 2/15/07	United States	$1,875,000	$1,950,000
Lin Television Corp., senior sub. note, 144A, 6.50%, 5/15/13	United States	2,015,000	2,025,075
Park Place Entertainment Corp., senior sub. note 7.875%, 3/15/10	United States	2,000,000	2,225,000
Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10	United States	800,000	876,000
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13	United States	1,200,000	1,215,000
Six Flags Inc., senior note, 8.875%, 2/01/10	United States	1,700,000	1,753,125
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	1,400,000	1,547,000
Vivendi Universal, senior note, 144A, 9.25%, 4/15/10	France	700,000	833,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	1,282,000	1,185,850
Young Broadcasting Inc., senior sub. note, 144A, 8.75%, 1/15/14	United States	700,000	712,250

			37,070,113

Electronic Technology 3.6%
Be Aerospace, senior note, 144A, 8.50%, 10/01/10	United States	1,500,000	1,616,250
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	2,000,000	2,080,000
ON Semiconductor Corp., 13.00%, 5/15/08	United States	2,000,000	2,330,000
Vought Aircraft Industries, senior note, 144A, Inc., 8.00%, 7/15/11	United States	1,000,000	1,026,250

			7,052,500

Energy Minerals 2.8%
Arch Western Finance, senior note, 144A, 6.75%, 7/01/13	United States	1,800,000	1,858,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	1,300,000	1,378,000
Williams Cos., senior note, 8.625%, 6/01/10	United States	2,000,000	2,255,000

			5,491,500

Finance .5%
Western Financial Bank-FSB, sub. deb., 9.625%, 5/15/12	United States	800,000	896,000

Health Services 4.1%
Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11	United States	2,000,000	2,130,000
HealthSouth Corp., senior note, 8.50%, 2/01/08	United States	1,600,000	1,544,000
[a,b]Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08	United States	2,750,000	2,048,750
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	2,000,000	2,280,000

			8,002,750

Industrial Services 7.0%
[a,d]All Star Gas Corp., senior note, 11.00%, 6/30/03	United States	2,085,834	292,017
Allied Waste North America Inc., senior secured note, 144A, 6.50%, 11/15/10	United States	2,000,000	2,060,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	2,000,000	2,210,000
Great Lakes Dredge & Dock, senior sub. note, 144A, 7.75%, 12/15/13	United States	300,000	310,125
Gulfterra Energy Partners, senior sub. note, 10.625%, 12/01/12	United States	1,000,000	1,245,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,000,000	2,130,000
SESI L.L.C., senior note, 8.875%, 5/15/11	United States	1,500,000	1,642,500
Universal Compression Inc., senior note, 7.25%, 5/15/10	United States	2,000,000	2,090,000
URS Corp., senior sub. note, 12.25%, 5/01/09	United States	1,600,000	1,718,000

			13,697,642

Non-Energy Minerals 1.2%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	2,000,000	2,240,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Bonds (cont.)
Process Industries 12.0%
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07	United States	$957,000	$861,300
Georgia-Pacific Corp., 8.125%, 5/15/11	United States	2,000,000	2,210,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	2,000,000	2,055,000
HMP Equity Holdings Corp., 144A, zero cpn., 5/15/08	United States	2,200,000	1,353,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	1,800,000	877,500
IMC Global Inc., senior note, 144A, 10.875%, 8/01/13	United States	1,500,000	1,650,000
Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13	United States	2,000,000	2,100,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	2,000,000	2,190,000
MDP Acquisitions PLC, senior note, 9.625%, 10/01/12	Irish Republic	2,000,000	2,250,000
Nalco Company, senior sub. note, 144A, 8.875%, 11/15/13	United States	1,000,000	1,065,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	1,500,000	1,558,125
[a]Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07	Indonesia	4,250,000	403,750
Pliant Corp., senior sub. note, 13.00%, 6/01/10	United States	2,000,000	1,840,000
Resolution Performance Products, senior note, 9.50%, 4/15/10	United States	1,400,000	1,428,000
[a]Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04	Indonesia	2,000,000	650,000
United Industries Corp., senior sub. note, 9.875%, 4/01/09	United States	900,000	947,250

			23,438,925

Producer Manufacturing 7.3%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	2,000,000	2,250,000
Fimep SA, senior note, 10.50%, 2/15/13	France	2,000,000	2,333,500
[a]Goss Graphic Systems Inc., 12.25%, 11/19/05	United States	1,912,374	—
H&E Equipment/Finance, 11.125%, 6/15/12	United States	2,000,000	2,020,000
Hexcel Corp., senior sub. note, 9.75%, 1/15/99	United States	1,300,000	1,368,250
Joy Global Inc., senior sub. note, 8.75%, 3/15/12	United States	1,500,000	1,680,000
Motors & Gears, senior note, 10.75%, 11/15/06	United States	2,000,000	1,710,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	1,400,000	1,606,500
TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13	United States	300,000	354,750
Westinghouse Air Brake, senior note, 144A, 6.875%, 7/31/13	United States	800,000	833,000

			14,156,000

Real Estate Development .9%
Forest City Enterprises., senior note, 7.625%, 6/01/15	United States	1,700,000	1,812,625

Real Estate Investment Trusts 2.7%
Corrections Corp. of America, senior note, 9.875%, 5/01/09	United States	1,400,000	1,569,750
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	300,000	316,500
Corrections Corp. of America, senior note, 144A, 7.50%, 5/01/11	United States	200,000	211,000
Host Marriott LP, senior note, 9.50%, 1/15/07	United States	1,500,000	1,676,250
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	1,300,000	1,417,000

			5,190,500

Retail Trade 1.0%
Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08	United States	2,000,000	1,910,000

Transportation 2.9%
American Airlines, 9.71%, 1/02/07	United States	1,512,541	1,375,467
CP Ships Ltd., senior note, 10.375%, 7/15/12	United Kingdom	1,500,000	1,747,500
[a]Holt Group Inc., senior note, 9.75%, 1/15/06	United States	5,250,000	157,500
Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11	United States	2,000,000	2,270,000

			5,550,467

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Bonds (cont.)
Utilities 6.6%
AES Corp., senior secured note, 144A, 9.00%, 5/15/15	United States	$2,000,000	$2,270,000
Aquila Inc., 14.875%, 7/01/12	United States	2,000,000	2,685,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	United States	1,000,000	802,500
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	1,500,000	1,470,000
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	2,000,000	2,070,000
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	2,300,000	2,331,625
PG&E Corp., senior secured note, 144A, 6.875%, 7/15/08	United States	1,100,000	1,196,250

			12,825,375

Total Bonds (Cost $183,394,415)			175,767,268

Convertible Bond (Cost $153,566) .4%
Communications
Millicom International Cellular SA, senior note, cvt., PIK, 144A, 2.00%, 6/01/06	Luxembourg	129,000	840,435

		SHARES/ WARRANTS
Common Stocks and Warrants 1.9%
Communications 1.8%
[c]Arch Wireless Inc., A	United States	1,321	26,156
[c]Call-Net Enterprises Inc., B	Canada	47,553	190,212
[c]Dobson Communications Corp.	United States	78,146	513,419
[c]ICG Communications Inc.	United States	10,694	70,580
[c]ICG Communications Inc., wts., 10/10/07	United States	1,772	665
[c]ICO Global Communications Holdings Ltd.	United States	300,767	153,391
[c]ICO Global Communications Holdings Ltd., wts., 5/16/06	United States	75,546	377
International Wireless Communications Holdings Inc.	United States	377,088	75,418
[c]Loral Space & Communications Ltd., wts., 1/15/07	United States	1,500	15
[c]Metrocall Holdings Inc.	United States	23,100	1,686,300
[c]NII Holdings Inc., B	United States	9,569	714,135
[c,d]Poland Telecom Finance, wts., 144A, 12/01/07	Poland	8,000	—
[c]XO Communications Inc.	United States	4,875	28,033
[c]XO Communications Inc., wts., A, 1/16/10	United States	9,749	19,010
[c]XO Communications Inc., wts., B, 1/16/10	United States	7,312	12,430
[c]XO Communications Inc., wts., C, 1/16/10	United States	7,312	8,043

			3,498,184

Consumer Services
[c]Jack in the Box Inc.	United States	210	4,486

Industrial Services .1%
[c]Transocean Inc., wts., 144A, 5/01/09	United States	1,500	214,500

Producer Manufacturing
[c]Goss Holdings Inc., B	United States	44,604	—

Utilities
[c,d]Empire Gas Corp., wts., 7/15/04	United States	6,900	—

Total Common Stocks and Warrants (Cost $12,099,763)			3,717,170

Preferred Stocks .9%
Communications
Metrocall Holdings Inc., 15.00%, pfd., A	United States	2,787	32,329

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Preferred Stocks (cont.)
Health Services .8%
Fresenius Medical Care Capital Trust II, 7.875%	Germany	1,500,000	$1,608,750

Process Industries .1%
[a]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	4,500,000	78,750

Total Preferred Stocks (Cost $5,958,119)			1,719,829

Convertible Preferred Stock (Cost $246,000) .1%
Communications
Dobson Communications Corp., 6.00%, cvt. pfd.	United States	1,500	270,000

Total Investments before Repurchase Agreement (Cost $201,851,863)			182,314,702

		PRINCIPAL AMOUNT[f]
Repurchase Agreement (Cost $9,119,002) 4.7%
[e]Joint Repurchase Agreement, .873%, 01/02/04 (Maturity Value $9,119,444)	United States	$9,119,002	9,119,002

ABN AMRO Bank, N.V., New York Branch (Maturity Value $849,567)

Banc of America Securities LLC (Maturity Value $849,567)

Barclays Capital Inc. (Maturity Value $606,720)

Bear, Stearns & Co. Inc. (Maturity Value $485,428)

BNP Paribas Securities Corp. (Maturity Value $849,567)

Deutsche Bank Securities Inc. (Maturity Value $849,567)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $849,567)

Goldman, Sachs & Co. (Maturity Value $485,428)

Greenwich Capital Markets Inc. (Maturity Value $849,567)

Lehman Brothers Inc. (Maturity Value $745,332)

Morgan Stanley & Co. Inc. (Maturity Value $849,567)

UBS Securities LLC (Maturity Value $849,567)

Total Investments (Cost $210,970,865) 98.2%			191,433,704
Other Assets, less Liabilities 1.8%			3,465,842

Net Assets 100.0%			$194,899,546

[a]	The fund discontinues accruing income on defaulted securities. See Note 6.
[b]	See Note 8 regarding other considerations.
[c]	Non-income producing.
[d]	See Note 7 regarding restricted securities.
[e]	See Note 1(c) regarding joint repurchase agreement.
[f]	The principal amount is stated in U.S. dollars unless otherwise indicated.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$210,970,865

Value	191,433,704
Cash	1,630
Receivables:
Investment securities sold	89,063
Capital shares sold	218,224
Dividends and Interest	3,454,480

Total assets	195,197,101

Liabilities:
Payables:
Capital shares redeemed	160,607
Affiliates	113,053
Other liabilities	23,895

Total liabilities	297,555

Net assets, at value	$194,899,546

Net assets consist of:
Undistributed net investment income	$8,905,397
Net unrealized appreciation (depreciation)	(19,537,161)
Accumulated net realized gain (loss)	(114,469,548)
Capital shares	320,000,858

Net assets, at value	$194,899,546

Class 1:
Net assets, at value	$136,218,322

Shares outstanding	19,998,888

Net asset value and offering price per share	$6.81

Class 2:
Net assets, at value	$58,681,224

Shares outstanding	8,713,217

Net asset value and offering price per share	$6.73

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$296,012
Interest	12,749,130

Total investment income	13,045,142

Expenses:
Management fees (Note 3)	864,304
Distribution fees - Class 2 (Note 3)	64,841
Transfer agent fees	844
Custodian fees	1,402
Reports to shareholders	20,110
Professional fees	15,497
Trustees’ fees and expenses	1,367
Other	11,795

Total expenses	980,160

Net investment income	12,064,982

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(13,030,110)
Net unrealized appreciation (depreciation) on investments	41,254,872

Net realized and unrealized gain (loss)	28,224,762

Net increase (decrease) in net assets resulting from operations	$40,289,744

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$12,064,982	$12,719,902
Net realized gain (loss) from investments and foreign currrency transactions	(13,030,110)	(55,072,152)
Net unrealized appreciation (depreciation) on investments	41,254,872	29,111,763

Net increase (decrease) in net assets resulting from operations	40,289,744	(13,240,487)
Distributions to shareholders from:
Net investment income:
Class 1	(11,192,157)	(19,700,643)
Class 2	(2,049,901)	(340,095)

Total distributions to shareholders	(13,242,058)	(20,040,738)
Capital share transactions: (Note 2)
Class 1	2,030,563	(7,270,704)
Class 2	46,749,559	6,868,444

Total capital share transactions	48,780,122	(402,260)
Net increase (decrease) in net assets	75,827,808	(33,683,485)
Net assets:
Beginning of year	119,071,738	152,755,223

End of year	$194,899,546	$119,071,738

Undistributed net investment income included in net assets:
End of year	$8,905,397	$10,080,163

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin High Income Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, 100% of total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,487,433	$71,330,100	8,163,015	$51,125,305
Shares issued in reinvestment of distributions	1,828,784	11,192,157	3,333,442	19,700,643
Shares redeemed	(13,033,894)	(80,491,694)	(12,198,620)	(78,096,652)

Net decrease (decrease)	282,323	$2,030,563	(702,163)	$(7,270,704)

Class 2 Shares:
Shares sold	9,104,383	$56,921,673	2,136,319	$13,142,002
Shares issued in reinvestment of distributions	338,268	2,049,901	57,938	340,095
Shares redeemed	(2,032,596)	(12,222,015)	(1,003,347)	(6,613,653)

Net increase (decrease)	7,410,055	$46,749,559	1,190,910	$6,868,444

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	over $100 million, up to and including $250 million
.450%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $114,469,549 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916

$114,469,549

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$13,242,058	$20,040,738

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$211,401,718

Unrealized appreciation	$16,787,252
Unrealized depreciation	(36,755,266)

Net unrealized appreciation (depreciation)	$(19,968,014)

Undistributed ordinary income	$10,338,269
Undistributed long term capital gains	—

Distributable earnings	$10,338,269

Net investment income and net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $117,456,874 and $73,277,170, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 89.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At December 31, 2003, the value of these securities was $6,220,735 representing 3.2% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

$2,085,834	All Star Gas Corp., senior note, 11.00%, 6/30/03	2/23/01	$1,836,487	$292,017
6,900	Empire Gas Corp., wts., 7/15/04	6/23/94	11,286	—
8,000	Poland Telecom Finance, wts., 144A, 12/01/07	11/24/97	48,000	—

	Total Restricted Securities (.1% of Net Assets)			$292,017

8. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. and Magellan Health Services Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

9. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin High Income Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 9 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 0.28% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FRANKLIN INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated “junk bonds.”

We are pleased to bring you Franklin Income Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500), the Lehman Brothers (LB) U.S. Government/Credit Index, the LB U.S. Aggregate Index and the Lipper VIP Income Funds Objective Average, which returned 28.67%, 4.67%, 4.10% and 16.94%, respectively, for the year under review.1 The Fund changed benchmark indexes from the LB U.S. Government/Credit Index to LB U.S. Aggregate Index because the LB U.S. Aggregate Index provides a broader representation of the bond market and is a more appropriate comparison for the Fund’s portfolio.

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

software, contributed to the accelerated economic activity. In addition,

U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.2

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

Based on our overall investment strategy, several portfolio management actions favorably impacted Fund performance in 2003. We gradually reduced the Fund’s exposure to the most interest rate-sensitive securities, including our holdings of mortgage-backed securities issued by FNMA, GNMA and FHLMC. We adopted a similar strategy among the portfolio’s investment grade and non-investment grade corporate bonds.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Top Five Stock Holdings

Franklin Income Securities Fund

12/31/03

Company Sector/Industry	% of Total Net Assets

Ford Motor Capital Trust II	1.7%
Consumer Durables

ChevronTexaco Corp.	1.5%
Energy Minerals

Bristol-Myers Squibb Co.	1.3%
Health Technology

FirstEnergy Corp.	1.3%
Utilities

Pfizer Inc.	1.3%
Health Technology

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

With a continuation of historically low interest rates during much of 2003, as represented by 10-year U.S. Treasuries, our mortgage-backed securities holdings were able to deliver total returns we regard as attractive. As a result, we took profits and redeployed the proceeds into securities we believed had greater potential to help us meet the Fund’s dual objective of income and growth. We also took advantage of profit-taking opportunities among the Fund’s corporate bonds, specifically those trading at substantial premiums to par value (also called face or nominal value) and offering only slightly higher yields than comparable maturity U.S. Treasuries. For example, we eliminated positions in AT&T Wireless 7.875% senior notes due 2011, Allied Waste 10% senior subordinate notes due 2009, and Fairchild Semiconductor 10.5% senior subordinate notes due 2009. These securities’ improving fundamentals, combined with greater risk tolerance among investors, led to a substantial decline in their overall yields.

Within the corporate sector, investment-grade and lower-rated bonds tended to perform well amid improving corporate fundamentals and relatively stable financial markets. Total returns were also aided during times of the year when interest rates were declining, because bond prices rise when rates fall. Over the course of 2003, we took profits in securities that had appreciated and we believe no longer offered the combination of attractive current yield and longer-term appreciation potential, in line with the Fund’s investment strategy. For example, the yield difference between U.S. Treasury securities and non-investment grade corporate bonds tightened over the course of the year from 9.47 percentage points to 4.86 percentage points as represented by the CSFB High Yield Bond Index.3 Despite strong corporate bond performance in 2003, at period-end we continued to look for opportunities to add to holdings that we believed still offered the optimum combination of yield and long-term capital appreciation potential. Consistent with this strategy, we added to our existing positions in Allegheny Energy, Charter Communications, Calpine and Dynegy Holdings.

At year-end, electric utilities represented the Fund’s largest sector weighting due to our assessment of the sector’s attractive combination of dividend yield and stable earnings growth profile from regulated utility operations.

3. Source: Credit Suisse First Boston (CSFB). Please see Index Descriptions following the Fund Summaries. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

Top Five Bond Holdings

Franklin Income Securities Fund

12/31/03

Issuer Sector/Industry	% of Total Net Assets

Charter Communications Holdings LLC	2.7%
Consumer Services

Qwest Capital Funding	1.5%
Electronic Technology

Calpine Corp.	1.3%
Utilities

Nortel Networks Corp. (Canada)	1.2%
Electronic Technology

FNMA	1.2%
Government Bonds

We added to positions in numerous holdings including Alliant Energy, Duke Energy, Exelon and FirstEnergy. We noticed many companies in the electric utilities industry pursuing a “back-to-basics” approach, emphasizing a more stable and predictable business profile pursuing excess cash flow to be deployed for balance sheet strengthening and dividend increases.

A pick-up in economic growth, both in the U.S. and abroad, as well as geopolitical turmoil in several major oil producing regions, supported higher global oil prices for most of 2003. At period-end, the Fund’s positions in international integrated oil companies included ChevronTexaco, Royal Dutch Petroleum and BP, all of which favorably contributed to Fund performance through a combination of attractive dividend yields and share price appreciation.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Income Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+32.10%	+9.34%	+9.03%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Income Securities Fund – Class 1, the S&P 500, the LB U.S. Government/Credit Index, the LB U.S. Aggregate Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.48	$12.96	$14.70	$14.69	$16.92

Income from investment operations:
Net investment income[a]	.81	.90	1.09 [d]	1.17	1.19
Net realized and unrealized gains (losses)	2.79	(.89)	(.92)[d]	1.40	(1.43)

Total from investment operations	3.60	.01	.17	2.57	(.24)

Less distributions from:
Net investment income	(.68)	(1.23)	(1.03)	(1.85)	(1.46)
Net realized gains	—	(.26)	(.88)	(.71)	(.53)

Total distributions	(.68)	(1.49)	(1.91)	(2.56)	(1.99)

Net asset value, end of year	$14.40	$11.48	$12.96	$14.70	$14.69

Total return[b]	32.10%	(.37)%	.98%	19.77%	(1.82)%
Ratios/supplemental data
Net assets, end of year (000’s)	$537,950	$427,036	$527,047	$647,370	$775,116
Ratios to average net assets:
Expenses	.51%	.53%	.53%	.50%	.50%
Net investment income	6.33%	7.40%	7.90% [d]	8.21%	7.41%
Portfolio turnover rate	47.03%	62.00%	32.52%	23.92%	11.89%
Portfolio turnover rate excluding mortgage dollar rolls[c]	45.50%	—	—	—	—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$12.88	$14.66	$14.65	$17.07

Income from investment operations:
Net investment income[a]	.76	.84	1.03 [d]	1.14	1.10
Net realized and unrealized gains (losses)	2.77	(.86)	(.90)[d]	1.39	(1.53)

Total from investment operations	3.53	(.02)	.13	2.53	(.43)

Less distributions from:
Net investment income	(.68)	(1.22)	(1.03)	(1.81)	(1.46)
Net realized gains	—	(.26)	(.88)	(.71)	(.53)

Total distributions	(.68)	(1.48)	(1.91)	(2.52)	(1.99)

Net asset value, end of year	$14.23	$11.38	$12.88	$14.66	$14.65

Total return[b]	31.72%	(.61)%	.76%	19.43%	(2.93)%
Ratios/supplemental data
Net assets, end of year (000’s)	$621,001	$70,130	$9,067	$2,534	$1,302
Ratios to average net assets:
Expenses	.76%	.78%	.78%	.75%	.75%[f]
Net investment income	6.08%	7.15%	7.68%[d]	7.99%	7.36%[f]
Portfolio turnover rate	47.03%	62.00%	32.52%	23.92%	11.89%
Portfolio turnover rate excluding mortgage dollar rolls[c]	45.50%	—	—	—	—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

[e]	For the period January 6, 1999 (effective date) to December 31, 1999.
[f]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants 37.2%
Communications 1.8%
AT&T Corp.	United States	200,000	$4,060,000
[a]Microcell Telecommunications Inc., B	Canada	9,252	123,790
SBC Communications Inc.	United States	300,000	7,821,000
Verizon Communications Inc.	United States	250,000	8,770,000
[a]XO Communications Inc.	United States	6,967	40,058
[a]XO Communications Inc., wts., A, 1/16/10	United States	13,934	27,172
[a]XO Communications Inc., wts., B, 1/16/10	United States	10,451	17,767
[a]XO Communications Inc., wts., C, 1/16/10	United States	10,451	11,496

			20,871,283

Consumer Non-Durables 1.7%
Altria Group Inc.	United States	200,000	10,884,000
Coca-Cola Co.	United States	50,000	2,537,500
Loews Corp. — Carolina Group	United States	227,900	5,752,196

			19,173,696

Electronic Technology .2%
Lockheed Martin Corp.	United States	48,100	2,472,340

Energy Minerals 4.3%
BP PLC, ADR	United Kingdom	225,000	11,103,750
[a,b]Callon Petroleum Company $10, wts., 12/08/10	United States	90,000	345,870
Canadian Oil Sands Trust	Canada	305,000	10,783,865
ChevronTexaco Corp.	United States	200,000	17,278,000
[a]Mission Resources Corp.	United States	1,170,000	2,644,200
Royal Dutch Petroleum Co., N.Y. shs.	Netherlands	150,000	7,858,500

			50,014,185

Finance 2.5%
Comerica Inc.	United States	120,000	6,727,200
Fleet Boston Financial Corp.	United States	300,000	13,095,000
JP Morgan Chase & Co.	United States	250,000	9,182,500

			29,004,700

Health Technology 4.7%
Bristol-Myers Squibb Co.	United States	525,000	15,015,000
Johnson & Johnson Inc.	United States	150,000	7,749,000
Merck & Co. Inc.	United States	175,000	8,085,000
Pfizer Inc.	United States	413,300	14,601,889
Schering-Plough Corp.	United States	300,000	5,217,000
Wyeth	United States	100,000	4,245,000

			54,912,889

Non-Energy Minerals 1.1%
AngloGold Ltd., ADR	South Africa	171,300	7,999,710
Barrick Gold Corp.	Canada	200,000	4,542,000

			12,541,710

Process Industries 2.0%
Dow Chemical Co.	United States	175,000	7,274,750
E.I. du Pont de Nemours & Co.	United States	150,000	6,883,500
Eastman Chemical Co.	United States	100,000	3,953,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants (cont.)
Process Industries (cont.)
Georgia-Pacific Corp.	United States	121,662	$3,731,374
Lyondell Chemical Co.	United States	83,500	1,415,325

			23,257,949

Real Estate Investment Trusts 1.0%
Archstone-Smith Trust	United States	27,342	765,031
Felcor Lodging Trust Inc.	United States	197,700	2,190,516
iStar Financial Inc.	United States	118,500	4,609,650
Liberty Property Trust	United States	50,000	1,945,000
ProLogis	United States	60,000	1,925,400

			11,435,597

Utilities 17.9%
Alliant Energy Corp.	United States	400,000	9,960,000
Ameren Corp.	United States	250,000	11,500,000
American Electric Power Co. Inc.	United States	300,000	9,153,000
CenterPoint Energy Inc.	United States	200,000	1,938,000
Cinergy Corp.	United States	259,500	10,071,195
CMS Energy Corp.	United States	306,000	2,607,120
Dominion Resources Inc.	United States	200,000	12,766,000
DTE Energy Co.	United States	221,500	8,727,100
Duke Energy Corp.	United States	300,000	6,135,000
Energy East Corp.	United States	250,000	5,600,000
Exelon Corp.	United States	220,000	14,599,200
FirstEnergy Corp.	United States	415,000	14,608,014
FPL Group Inc.	United States	118,200	7,732,644
Hawaiian Electric Industries Inc.	United States	60,000	2,842,200
KeySpan Corp.	United States	250,000	9,200,000
NiSource Inc.	United States	350,000	7,679,000
ONEOK Inc.	United States	619,900	13,687,392
Pepco Holdings Inc.	United States	300,000	5,862,000
Pinnacle West Capital Corp.	United States	125,500	5,022,510
PPL Corp.	United States	87,800	3,841,250
Progress Energy Inc.	United States	200,000	9,052,000
Public Service Enterprise Group Inc.	United States	140,000	6,132,000
Puget Energy Inc.	United States	250,000	5,942,500
Sempra Energy	United States	139,100	4,181,346
Southern Co.	United States	250,000	7,562,500
TECO Energy Inc.	United States	200,000	2,882,000
TXU Corp.	United States	160,000	3,795,200
Xcel Energy Inc.	United States	260,000	4,414,800

			207,493,971

Total Common Stocks and Warrants (Cost $359,071,105)			431,178,320

Preferred Stocks (Cost $7,620,963)
Process Industries
[c]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	10,073,000	176,277

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Convertible Preferred Stocks 9.4%
Communications 1.5%
Alltel Corp., 7.75%, cvt. pfd.	United States	200,000	$9,940,000
Citigroup Global Markets Holdings Inc., into Motorola, 8.00% cvt. pfd.	United States	100,000	7,050,000
Dobson Communications Corp., 6.00%, cvt. pfd.	United States	3,100	558,000

			17,548,000

Consumer Durables 2.6%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	360,000	20,106,000
General Motors Corp., 6.25%, cvt. pfd.	United States	300,000	9,690,000

			29,796,000

Electronic Technology .6%
Goldman Sachs Group Inc., into Lockheed Martin Corp. 8.00%, cvt. pfd.	United States	62,000	3,154,870
Solectron Corp., 7.25%, cvt. pfd.	United States	250,000	4,170,000

			7,324,870

Energy Minerals .6%
Nuevo Financing I, 5.75%, cvt. pfd., A	United States	102,500	4,228,125
Unocal Corp., 6.25%, cvt. pfd.	United States	50,000	2,712,500

			6,940,625

Finance .4%
Travelers Property Casualty Corp., 4.50%, cvt. pfd.	United States	200,000	4,900,000

Industrial Services 1.4%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	130,500	9,983,250
Lehman Brothers Holdings Inc. into Weatherford International, 6.00%, cvt. pfd.	United States	180,000	6,772,500

			16,755,750

Real Estate Investment Trusts 1.4%
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	205,000	5,049,150
Host Marriott Corp., 6.75%, cvt. pfd.	United States	138,000	7,218,780
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A	United States	140,000	3,605,000

			15,872,930

Technology Services .3%
Electronic Data Systems Corp., 7.625%, cvt. pfd.	United States	35,000	802,550
Goldman Sachs Group Inc. into IBM, 8.00%, cvt. pfd.	United States	25,000	2,148,950

			2,951,500

Utilities .6%
FPL Group Inc., 8.50%, cvt. pfd.	United States	62,300	3,596,579
Sempra Energy, 8.50%, cvt. pfd.	United States	120,000	3,386,040

			6,982,619

Total Convertible Preferred Stocks (Cost $95,563,176)			109,072,294

		PRINCIPAL AMOUNT
Bonds 29.7%
Commercial Services .2%
American Color Graphics, senior secured note, 144A, 10.00%, 6/15/10	United States	$1,200,000	1,236,000
Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12	United States	600,000	672,000

			1,908,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE

Bonds (cont.)
Communications 1.2%
Dobson Communications Corp., senior note, 10.875%, 7/01/10	United States	$3,000,000	$3,285,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,900,000	3,103,000
US West Communications Inc., 6.875%, 9/15/33	United States	5,400,000	5,157,000
[c]WorldCom Inc., 8.00%, 5/15/06	United States	6,000,000	2,025,000

			13,570,000

Consumer Durables 1.0%
General Motors, 8.375%, 7/15/33	United States	10,000,000	11,643,030

Consumer Services 4.8%
[c,d]Adelphia Communications Corp., senior note, 7.875%, 5/01/09	United States	3,400,000	3,128,000
[c,d]Adelphia Communications Corp., senior note, 10.875%, 10/01/10	United States	1,900,000	1,786,000
[c]Cablevision SA, 13.75%, 5/01/09	Argentina	2,000,000	1,050,000
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	2,600,000	2,977,000
Charter Communications Holdings LLC, senior note, 8.625%, 4/01/09	United States	5,000,000	4,387,500
Charter Communications Holdings LLC, senior note, 10.75%, 10/01/09	United States	10,000,000	9,225,000
CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09	United States	300,000	309,000
CSC Holdings Inc., senior note, B, 7.625%, 4/01/11	United States	5,000,000	5,287,500
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23	United States	3,000,000	3,153,750
Dex Media West LLC, senior sub. note, 144A, 9.875% 8/15/13	United States	6,200,000	7,238,500
EchoStar DBS Corp., senior note, 10.375%, 10/01/07	United States	3,700,000	4,074,625
El Dorado Resorts LLC, senior sub. note, 10.50%, 8/15/06	United States	429,000	435,435
[b]Lone Cypress Co., sub. note, 11.50%, 8/01/09	United States	1,860,234	1,960,221
Six Flags Inc., senior note, 9.50%, 2/01/09	United States	2,800,000	2,947,000
Universal City Development, senior note, 144A, 11.75%, 4/01/10	United States	3,000,000	3,525,000
Venetian Casino/LV Sands, 11.00%, 6/15/10	United States	2,100,000	2,446,500
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11	United States	1,427,000	1,544,728

			55,475,759

Electronic Technology 2.6%
AMKOR Technology Inc., senior note, 7.75%, 5/15/13	United States	4,500,000	4,848,750
Lucent Technologies, 6.45%, 3/15/29	United States	10,400,000	8,229,000
Qwest Capital Funding, 7.00%, 8/03/09	United States	8,500,000	8,478,750
Qwest Capital Funding, 7.25%, 2/15/11	United States	9,000,000	8,910,000

			30,466,500

Energy Minerals 1.3%
Callon Petroleum Co., 9.75%, 12/08/10	United States	6,000,000	5,664,300
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11	United States	3,800,000	4,246,500
Williams Cos., senior note, 8.625%, 6/01/10	United States	5,000,000	5,637,500

			15,548,300

Finance .7%
Ford Motor Credit Co., 7.00%, 10/01/13	United States	8,000,000	8,452,376

Health Services 1.0%
HealthSouth Corp., senior note, 7.625%, 6/01/12	United States	3,900,000	3,666,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	8,000,000	7,720,000

			11,386,000

Industrial Services .7%
El Paso Corp., senior note, 6.75%, 5/15/09	United States	8,500,000	8,149,375

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE

Bonds (cont.)
Non-Energy Minerals .1%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	$800,000	$896,000

Process Industries 5.1%
Consoltex Group Inc., PIK, 11.00%, 1/31/09	United States	11,799,040	1,180
Equistar Chemicals LP, senior note, 10.125%, 9/01/08	United States	6,000,000	6,600,000
Four M Corp., senior note, B, 12.00%, 6/01/06	United States	2,000,000	2,000,000
Georgia-Pacific Corp., senior note, 9.375%, 2/01/13	United States	4,700,000	5,428,500
Graphic Packaging International, 144A, senior sub. note 9.50%, 8/15/13	United States	9,000,000	9,990,000
Huntsman Advanced Materials LLC, senior secured note, 144A, 11.00%, 7/15/10	United States	2,200,000	2,442,000
Hunstman LLC, 144A, 11.625%, 10/15/10	United States	4,500,000	4,612,500
IMC Global Inc., senior note, 144A, 10.875%, 8/01/13	United States	8,500,000	9,350,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	11,500,000	12,592,500
Nalco Co., senior note, 144A, 7.75%, 11/15/11	United States	900,000	967,500
Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13	United States	700,000	745,500
Tyco International Group, 6.375%, 10/15/11	Luxembourg	3,500,000	3,758,125

			58,487,805

Producer Manufacturing 2.1%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	9,000,000	10,125,000
Dana Corp., 7.00%, 3/01/29	United States	3,300,000	3,295,875
H&E Equipment/Finance, 11.125%, 6/15/12	United States	2,250,000	2,272,500
Manitowoc Co. Inc., senior sub. note, 10.50%, 8/01/12	United States	2,300,000	2,630,625
Nortek Inc., senior sub. note, 9.875%, 6/15/11	United States	3,100,000	3,433,250
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07	Canada	2,350,000	2,420,500

			24,177,750

Real Estate Investment Trusts 1.6%
Felcor Lodging LP, 9.50%, 9/15/08	United States	1,800,000	1,953,000
HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08	United States	3,750,000	3,914,063
HMH Properties Inc., senior note, C, 8.45%, 12/01/08	United States	1,090,000	1,141,775
Host Marriott LP, senior note, 7.125%, 11/01/13	United States	5,000,000	5,125,000
Meristar Hospitality Corp., 9.125%, 1/15/11	United States	6,200,000	6,603,000

			18,736,838

Transportation .7%
Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11	United States	7,000,000	7,945,000

Utilities 6.6%
AES Corp., senior note, 8.75%, 6/15/08	United States	1,000,000	1,077,500
Allegheny Energy Inc., 144A, 8.75%, 4/15/12	United States	10,000,000	9,475,000
Aquila Inc., 14.875%, 7/01/12	United States	6,000,000	8,055,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	10,000,000	8,025,000
Calpine Corp., senior note, 8.625%, 8/15/10	United States	10,000,000	7,850,000
Calpine Corp., senior note, 8.50%, 2/15/11	United States	9,400,000	7,484,750
CMS Energy Corp., senior note, 144A, 7.75%, 8/01/10	United States	6,000,000	6,337,500
Dynegy Holdings Inc., senior note, 6.875%, 4/01/11	United States	3,500,000	3,241,875
Dynegy Holdings Inc., secured note, 144A, 10.125%, 7/15/13	United States	8,000,000	9,240,000
Edison Mission Energy, senior note, 7.73%, 6/15/09	United States	7,000,000	6,702,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE

Bonds (cont.)
Utilities (cont.)
FirstEnergy Corp., 6.45%, 11/15/11	United States	$4,000,000	$4,153,436
Nrg Energy Inc., 8.00%,12/15/13 144A	United States	4,900,000	5,175,625

			76,818,186

Total Bonds (Cost $318,988,878)			343,660,919

Convertible Bonds 7.3%
Communications .5%
Nextel Communications Inc., cvt., 5.25%, 1/15/10	United States	6,000,000	6,120,000

Consumer Services .5%
[c,d]Adelphia Communications Corp., junior sub. note, cvt., 6.00%, 2/15/06	United States	3,600,000	1,584,000
Mediacom Communications Corp., cvt, 5.25%, 7/01/06	United States	4,000,000	3,890,000

			5,474,000

Distribution Services 1.0%
Amerisource Health Corp., cvt., 5.00%, 12/01/07	United States	10,000,000	12,050,000

Electronic Technology 3.2%
Advanced Micro Devices Inc., cvt., FRN, 4.75%, 2/01/22	United States	4,750,000	4,868,750
L-3 Communications Holdings Inc., cvt., 4.00%, 9/15/11	United States	6,000,000	6,592,500
Lam Research Corp., cvt., 4.00%, 6/01/06	United States	4,500,000	4,635,000
Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08	Canada	15,000,000	14,268,750
PMC-Sierra Inc., cvt., 3.75%, 8/15/06	United States	2,000,000	2,002,400
SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07	United States	5,100,000	4,845,000

			37,212,400

Health Technology .4%
Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08	United States	5,500,000	4,853,750

Industrial Services .5%
Hanover Compressor Co., cvt., 4.75%, 3/15/08	United States	6,750,000	6,277,500

Producer Manufacturing .7%
Tyco International Group SA, cvt., 144A, 2.75%, 1/15/18	Luxembourg	6,000,000	7,687,500

Real Estate Investment Trusts .5%
Meristar Hospitality Corp., cvt., 9.50%, 4/01/10	United States	4,500,000	5,422,500

Total Convertible Bonds (Cost $76,896,461)			85,097,650

Zero Coupon/Step-Up Bonds 3.7%
Consumer Services 3.2%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	5,000,000	4,300,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11	United States	17,500,000	13,125,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	3,500,000	3,101,875
Telenet Group Holding NV, senior note, 144A, zero cpn. to 12/15/03, 11.50% thereafter, 6/15/14	Belgium	22,000,000	13,970,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	2,129,000	1,969,325

			36,466,200

Industrial Services .2%
Hanover Compressor Co., sub. note, zero cpn., 3/31/07	United States	3,100,000	2,294,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE

Zero Coupon/Step-Up Bonds (cont.)
Process Industries .3%
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	$8,000,000	$3,900,000

Total Zero Coupon/Step-Up Bonds (Cost $38,910,537)			42,660,200

U.S. Government and Agency Securities 2.2%
[e]FHLMC, 6.00%, 1/01/31		3,548,643	3,676,465
FNMA, 6.50%, 5/01/31		57,757	60,426
FNMA, 6.50%, 1/01/32		2,512,637	2,628,718
FNMA, 6.50%, 6/01/32		4,927,624	5,155,781
FNMA, 6.50%, 7/01/32		2,180,696	2,281,665
FNMA, 6.50%, 8/01/32		3,945,801	4,128,498
GNMA, 6.00%, 1/15/29		19,072	19,846
GNMA, 6.00%, 2/15/29		95,996	99,890
GNMA, 6.00%, 3/15/29		150,062	156,149
GNMA, 6.00%, 5/15/29		13,058	13,588
GNMA, 6.00%, 12/15/31		110,864	115,333
GNMA, 6.00%, 5/15/32		37,881	39,421
GNMA, 6.00%, 9/15/32		58,281	60,651
GNMA, 6.00%, 10/15/32		2,593,673	2,699,162
GNMA, 6.00%, 11/15/32		3,964,092	4,125,316

Total U.S. Government and Agency Securities (Cost $24,725,487)			25,260,909

Total Long Term Investments (Cost $921,776,607)			1,037,106,569

[f]Repurchase Agreements (Cost $125,307,455) 10.8%
Joint Repurchase Agreement, .873%, 1/02/04 (Maturity Value $125,313,530)		125,307,455	125,307,455

ABN AMRO Bank, NV., New York Branch (Maturity Value $11,674,208)

Banc of America Securities LLC (Maturity Value $11,674,208)

Barclays Capital Inc. (Maturity Value $8,337,110)

Bear, Stearns & Co. Inc. (Maturity Value $6,670,440)

BNP Paribas Securities Corp. (Maturity Value $11,674,208)

Deutsche Bank Securities Inc. (Maturity Value $11,674,208)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $11,674,208)

Goldman, Sachs & Co. (Maturity Value $6,670,440)

Greenwich Capital Markets Inc. (Maturity Value $11,674,208)

Lehman Brothers Inc. (Maturity Value $10,241,876)

Morgan Stanley & Co. Inc. (Maturity Value $11,674,208)

UBS Securities LLC (Maturity Value $11,674,208)

Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $1,047,084,062) 100.3%			1,162,414,024
Other Assets, less Liabilities (.3%)			(3,463,119)

Net Assets 100.0%			$1,158,950,905

[a]	Non-income producing.
[b]	See Note 7 regarding restricted securities.
[c]	The fund discontinues accruing income on defaulted securities. See Note 6.
[d]	See Note 8 regarding other considerations.
[e]	See Note 1(d) regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.
[f]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2003
Assets:
Investments in securities:
Cost	$1,047,084,062

Value	1,162,414,024
Receivables:
Investment securities sold	3,055,777
Capital shares sold	1,771,267
Dividends and Interest	10,920,340

Total assets	1,178,161,408

Liabilities:
Payables:
Investment securities purchased	18,195,435
Capital shares redeemed	284,965
Affiliates	666,379
Other liabilities	63,724

Total liabilities	19,210,503

Net assets, at value	$1,158,950,905

Net assets consist of:
Undistributed net investment income	$41,582,064
Net unrealized appreciation (depreciation)	115,329,962
Accumulated net realized gain (loss)	(37,457,636)
Capital shares	1,039,496,515

Net assets, at value	$1,158,950,905

Class 1:
Net assets, at value	$537,950,404

Shares outstanding	37,366,485

Net asset value and offering price per share	$14.40

Class 2:
Net assets, at value	$621,000,501

Shares outstanding	43,627,646

Net asset value and offering price per share	$14.23

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$19,395,415
Interest	33,279,688

Total investment income	52,675,103

Expenses:
Management fees (Note 3)	3,709,956
Distribution fees — Class 2 (Note 3)	700,724
Transfer agent fees	4,988
Custodian fees	15,088
Reports to shareholders	107,256
Professional fees	30,721
Trustees’ fees and expenses	6,937
Other	41,965

Total expenses	4,617,635

Net investment income	48,057,468

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(19,644,648)
Foreign currency transactions	17,494

Net realized gain (loss)	(19,627,154)
Net unrealized appreciation (depreciation) on:
Investments	195,331,457
Translation of assets and liabilities denominated in foreign currencies	(19,561)

Net unrealized appreciation (depreciation)	195,311,896

Net realized and unrealized gain (loss)	175,684,742

Net increase (decrease) in net assets resulting from operations	$223,742,210

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$48,057,468	$36,971,600
Net realized gain (loss) from investments and foreign currency transactions	(19,627,154)	(16,162,743)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	195,311,896	(22,040,928)

Net increase (decrease) in net assets resulting from operations	223,742,210	(1,232,071)
Distributions to shareholders from:
Net investment income:
Class 1	(25,944,365)	(46,080,044)
Class 2	(12,475,273)	(1,712,911)
Net realized gains:
Class 1	—	(9,646,747)
Class 2	—	(361,202)

Total distributions to shareholders	(38,419,638)	(57,800,904)
Capital share transactions: (Note 2)
Class 1	(330,826)	(41,449,431)
Class 2	476,792,986	61,535,455

Total capital share transactions	476,462,160	20,086,024
Net increase (decrease) in net assets	661,784,732	(38,946,951)
Net assets:
Beginning of year	497,166,173	536,113,124

End of year	$1,158,950,905	$497,166,173

Undistributed net investment income included in net assets:
End of year	$41,582,064	$31,394,413

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 84% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

d. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

f. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,419,445	$52,203,669	508,864	$6,691,697
Shares issued in reinvestment of distributions	2,030,076	25,944,365	4,663,330	55,726,791
Shares redeemed	(6,284,305)	(78,478,860)	(8,642,050)	(103,867,919)

Net increase (decrease)	165,216	$(330,826)	(3,469,856)	$(41,449,431)

Class 2 Shares:
Shares sold	37,243,295	$474,085,976	5,631,345	$63,504,458
Shares issued in reinvestment of distributions	985,408	12,475,273	174,883	2,074,113
Shares redeemed	(763,349)	(9,768,263)	(347,804)	(4,043,116)

Net increase (decrease)	37,465,354	$476,792,986	5,458,424	$61,535,455

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $27,472,299, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$9,035,077
2011	18,437,222

$27,472,299

At December 31, 2003, the Fund had deferred capital and deferred currency losses occurring subsequent to October 31, 2003 of $9,028,860 and $531, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from:
Ordinary Income	$38,419,638	$52,277,504
Long Term Capital gain	—	5,523,400

	$38,419,638	$57,800,904

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and payment-in-kind bonds.

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of Investments	$1,050,195,422

Unrealized appreciation	$157,627,301
Unrealized depreciation	(45,408,699)

Net unrealized appreciation (depreciation)	$112,218,602

Undistributed ordinary income	$43,969,084
Undistributed long term capital gains	—

Distributable earnings	$43,969,084

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003, aggregated $724,435,009 and $337,487,401 respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 37.4% of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES (cont.)

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provide an estimate for losses on interest receivable. At December 31, 2003, the value of these securities was $9,749,277 representing .84% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

7. RESTRICTED SECURITIES

At December 31,2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

90,000	Callon Petroleum Company $10, wts., 12/08/10	12/08/2003	$335,700	$345,870
1,860,234	Lone Cypress, sub. note, 11.5%, 8/01/09	12/02/1999	1,860,234	1,960,221

	Total Restricted Securities (.20% of Net Assets)			$2,306,091

8. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. Currently the manager serves on the bondholder committee of Adelphia Communications. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s manager, while in possession on such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

9. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 9 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Tax Designation

Under Section 852(b)(2) of the Internal Revenue Code, the Fund hereby designates 29.36% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in investments of U.S. large-cap companies with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1 The Fund may hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications and financial services companies.

We are pleased to bring you Franklin Large Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund’s underperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and Russell 1000 Growth Index, which returned 28.67% and 29.75% for the year under review.2

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.3

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for growth in revenues, earnings or assets. In choosing investments, we focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, we also consider management expertise, industry leadership, growth in market share and sustainable competitive advantage.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during 2003, we would like to remind our shareholders that our investment strategy is primarily bottom-up and individual stock selection-driven. However, we do recognize that our investors have interest in a top-down, industry- and sector-based discussion of key performance drivers.

On a sector-weighted basis compared with the S&P 500, the Fund’s top positive contributors to performance in 2003 were our overweighted position in the retail trade sector and our underweighted position in consumer non-durables. In retail trade, the Fund’s overweighted positions in Tuesday Morning, Cost Plus, Best Buy, Rent-A-Center and Nordstrom benefited performance, as did our significant underweighting in Wal-Mart, which performed poorly in 2003. We sold Cost Plus, Best Buy and Nordstrom by year-end.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Other significant positive contributors to the Fund’s performance relative to the S&P 500 on an individual holdings basis included overweighted positions in finance-related companies CIT Group, Countrywide Financial and MBIA; electronic technology companies Amdocs (sold by year-end), Xilinx, Motorola, Applied Materials, Agilent Technologies and Linear Technology; and consumer services companies Cendant and McDonald’s.

Despite the Fund’s double-digit returns, there were some detractors to performance. Among these, most significant on a sector weightings basis were our overweighted positions in communications and technology services, including software. Overweighted positions in technology services companies Automatic Data Processing and Concord EFS also negatively impacted the Fund’s results, as did an overweighted position in software company Microsoft. Among our communications holdings, overweighted positions in telecommunications-related companies AT&T, SBC Communications and Sprint hindered performance. Total returns were also negatively affected by overweighted positions in aircraft manufacturer Boeing, energy company Anadarko Petroleum, pharmaceutical company Pfizer and finance company Fifth Third Bancorp. The Fund also witnessed poor relative performance among its underweighted positions in electronic technology companies Intel and Cisco Systems.

Some notable changes in the Fund’s positioning over the second half of the year included a significant increase in the energy minerals sector — in absolute terms as well as in comparison with the S&P 500. This was driven in part by our purchases of Exxon Mobil and Devon Energy. By year-end, the Fund’s energy minerals sector weighting stood at 5.2% of total net assets, slightly higher than the weighting in the S&P 500. We also gradually increased the Fund’s electronic technology sector weighting. This move was driven, in part, by our incremental purchases of Cisco Systems, Lexmark, Motorola, Lockheed Martin and Seagate Technology shares. At period-end, the Fund’s weighting in electronic technology stood at 10.8% of total net assets, just fractionally lower than the S&P 500’s weighting. Toward the very end of 2003, we sought to take advantage of a general decline in share prices and valuations in the retail trade sector to build an overweighted position there — 9.0% of total net assets versus 7.2% for the S&P 500 at year-end. Before this adjustment, the Fund’s mid-year 2003 retail trade sector weighting was approximately equal to that of the S&P 500. Specifically, the increase was driven in

Top 10 Holdings

Franklin Large Cap Growth Securities Fund

12/31/03

Company Sector/Industry	% of Total Net Assets

Pfizer Inc.	3.4%
Health Technology

Microsoft Corp.	3.2%
Technology Services

Exxon Mobil Corp.	2.6%
Energy Minerals

General Electric Co.	2.2%
Producer Manufacturing

Wal-Mart Stores Inc.	2.0%
Retail Trade

Citigroup Inc.	1.9%
Finance

Altria Group Inc.	1.9%
Consumer Non-Durables

Johnson & Johnson	1.8%
Health Technology

American International Group Inc.	1.6%
Finance

Marsh & McLennan Cos. Inc.	1.6%
Finance

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

part by purchases of retailers such as Wal-Mart, Kohl’s, Ross Stores, Dollar Tree Stores and Family Dollar Stores.

Meanwhile, we gradually reduced the Fund’s exposure to the consumer services sector with partial sales of various stocks including Disney, Clear Channel Communications and McDonald’s. We also reduced the Fund’s stake in utilities as we sold off all shares of American Electric Power and TXU.

At year-end, one of the Fund’s largest sector weightings was health technology, constituting 16.1% of total net assets versus 12.6% in the S&P 500. Our selections among health technology stocks were composed primarily of overweighted positions in various large-capitalization and specialty pharmaceutical companies such as Pfizer, Merck, Wyeth, Johnson & Johnson, Forest Labs and King Pharmaceuticals. While we recognized significant challenges facing the pharmaceuticals industry, we believed the mitigating factors were abundantly reflected in their attractive stock price valuations, and thus sought to create some very attractive long-term investment opportunities, consistent with our investment strategy.

Thank you for your continued interest in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (5/1/96)

Average Annual Total Return	+27.14%	+3.89%	+9.15%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (5/1/96–12/31/03)

The graph compares the performance of Franklin Large Cap Growth Securities Fund – Class 1, the S&P 500 and the Russell 1000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10	$14.52	$21.03	$21.07	$16.08

Income from investment operations:
Net investment income[a]	.10	.09	.10	.09	.11
Net realized and unrealized gains (losses)	2.90	(3.41)	(2.13)	1.14	4.96

Total from investment operations	3.00	(3.32)	(2.03)	1.23	5.07

Less distributions from:
Net investment income	(.09)	(.10)	(.11)	(.11)	(.08)
Net realized gains	—	—	(4.37)	(1.16)	—

Total distributions	(.09)	(.10)	(4.48)	(1.27)	(.08)

Net asset value, end of year	$14.01	$11.10	$14.52	$21.03	$21.07

Total return[b]	27.14%	(22.94%)	(11.26)%	5.75%	31.65%

Ratios/supplemental data
Net assets, end of year (000’s)	$191,028	$175,917	$300,135	$431,384	$407,515
Ratios to average net assets:
Expenses	.79%	.80%	.78%	.78%	.77%
Net investment income	.86%	.73%	.56%	.43%	.63%
Portfolio turnover rate	35.28%	59.65%	75.67%	70.16%	41.78%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.00	$14.43	$20.93	$21.01	$16.47

Income from investment operations:
Net investment income[a]	.08	.07	.05	.03	.04
Net realized and unrealized gains (losses)	2.87	(3.40)	(2.12)	1.13	4.58

Total from investment operations	2.95	(3.33)	(2.07)	1.16	4.62

Less distributions from:
Net investment income	(.08)	(.10)	(.06)	(.08)	(.08)
Net realized gains	—	—	(4.37)	(1.16)	—

Total distributions	(.08)	(.10)	(4.43)	(1.24)	(.08)

Net asset value, end of year	$13.87	$11.00	$14.43	$20.93	$21.01

Total return[b]	26.95%	(23.19)%	(11.43)%	5.46%	28.11%

Ratios/supplemental data
Net assets, end of year (000’s)	$128,029	$30,289	$5,290	$1,081	$542
Ratios to average net assets:
Expenses	1.04%	1.05%	1.03%	1.03%	1.02%	[d]
Net investment income	.61%	.48%	.30%	.17%	0.22%	[d]
Portfolio turnover rate	35.28%	59.65%	75.67%	70.16%	41.78%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 95.2%
Communications 4.7%
AT&T Corp.	140,000	$2,842,000
BellSouth Corp.	80,900	2,289,470
SBC Communications Inc.	136,100	3,548,127
Sprint Corp. (FON Group)	165,000	2,709,300
Verizon Communications Inc.	106,000	3,718,480

		15,107,377

Consumer Durables .4%
[a]Electronic Arts Inc.	24,600	1,175,388
[a]Leapfrog Enterprises Inc.	100	2,653

		1,178,041

Consumer Non-Durables 7.8%
Adolph Coors Co., B	31,300	1,755,930
Altria Group Inc.	111,700	6,078,714
Coca-Cola Co.	51,000	2,588,250
Colgate-Palmolive Co.	71,200	3,563,560
Kimberly-Clark Corp.	41,000	2,422,690
Loews Corp. – Carolina Group	60,000	1,514,400
PepsiCo Inc.	32,000	1,491,840
Procter & Gamble Co.	27,000	2,696,760
Sara Lee Corp.	124,000	2,692,040

		24,804,184

Consumer Services 3.6%
[a]Cendant Corp.	100,000	2,227,000
Clear Channel Communications Inc.	25,700	1,203,531
[a]Comcast Corp.	43,996	1,446,149
Darden Restaurants Inc.	60,000	1,262,400
McDonald’s Corp.	74,000	1,837,420
The New York Times Co., A	31,000	1,481,490
[a]Univision Communications Inc., A	29,683	1,178,118
The Walt Disney Co.	42,000	979,860

		11,615,968

Distribution Services 1.8%
AmerisourceBergen Corp.	65,500	3,677,825
McKesson Corp.	60,000	1,929,600

		5,607,425

Electronic Technology 10.8%
[a]Agilent Technologies Inc.	52,000	1,520,480
[a]Applied Materials Inc.	165,000	3,704,250
[a]Cisco Systems Inc.	180,000	4,372,200
Intel Corp.	120,000	3,864,000
[a]Lexmark International Inc.	20,200	1,588,528
Linear Technology Corp.	65,000	2,734,550
Lockheed Martin Corp.	78,600	4,040,040
Motorola Inc.	153,400	2,158,338
Nokia Corp., ADR (Finland)	100,800	1,713,600
Qualcomm Inc.	34,000	1,833,620

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Electronic Technology (cont.)
[a]Seagate Technology	186,200	$3,519,180
[a]Xilinx Inc.	84,000	3,254,160

		34,302,946

Energy Minerals 5.2%
Anadarko Petroleum Corp.	55,000	2,805,550
Devon Energy Corp.	56,000	3,206,560
Exxon Mobil Corp.	203,400	8,339,400
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	40,000	2,095,600

		16,447,110

Finance 17.5%
American International Group Inc.	79,200	5,249,376
Bank of America Corp.	38,000	3,056,340
Bank of New York Co. Inc.	90,000	2,980,800
Bank One Corp.	42,000	1,914,780
[a]Berkshire Hathaway Inc., B	300	844,500
CIT Group Inc.	95,300	3,426,035
Citigroup Inc.	127,000	6,164,580
Countrywide Financial Corp.	45,333	3,438,508
Fannie Mae	38,000	2,852,280
Fifth Third Bancorp	69,100	4,083,810
Freddie Mac	69,700	4,064,904
Goldman Sachs Group Inc.	30,000	2,961,900
Marsh & McLennan Cos. Inc.	108,300	5,186,487
MBIA Inc.	24,000	1,421,520
The PMI Group Inc.	20,000	744,600
Washington Mutual Inc.	76,000	3,049,120
Wells Fargo & Co.	75,000	4,416,750

		55,856,290

Health Services 1.4%
CIGNA Corp.	1,200	69,000
HCA Inc.	69,900	3,002,904
Universal Health Services Inc., B	27,000	1,450,440

		4,522,344

Health Technology 16.1%
Abbott Laboratories	73,000	3,401,800
[a]Amgen Inc.	71,000	4,387,800
[a]Biogen Idec Inc.	50,000	1,839,000
Bristol-Myers Squibb Co.	94,000	2,688,400
[a]Forest Laboratories Inc.	68,000	4,202,400
[a]Gilead Sciences Inc.	17,000	988,380
Johnson & Johnson Inc.	113,200	5,847,912
[a]King Pharmaceuticals Inc.	225,000	3,433,500
Medtronic Inc.	75,000	3,645,750
Merck & Co. Inc.	110,000	5,082,000
Pfizer Inc.	310,000	10,952,300
[a]Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	59,600	1,731,380
Wyeth	77,000	3,268,650

		51,469,272

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Industrial Services .9%
Schlumberger Ltd.	50,000	$2,736,000

Process Industries .4%
Georgia-Pacific Corp.	39,600	1,214,532

Producer Manufacturing 3.9%
General Electric Co.	225,000	6,970,500
[a]Mettler-Toledo International Inc. (Switzerland)	38,200	1,612,422
United Technologies Corp.	42,200	3,999,294

		12,582,216

Retail Trade 9.0%
[a]AutoZone Inc.	27,800	2,368,838
CVS Corp.	25,400	917,448
Dillards Inc., A	50,000	823,000
[a]Dollar Tree Stores Inc.	135,700	4,079,142
Family Dollar Stores Inc.	84,500	3,031,860
[a]Kohl’s Corp.	65,500	2,943,570
[a]Rent-A-Center Inc.	51,000	1,523,880
Ross Stores Inc.	68,200	1,802,526
Target Corp.	39,300	1,509,120
[a]Tuesday Morning Corp.	91,700	2,773,925
Wal-Mart Stores Inc.	122,600	6,503,930
Walgreen Co.	16,000	582,080

		28,859,319

Technology Services 9.5%
[a]Accenture Ltd., A (Bermuda)	20,000	526,400
[a]Affiliated Computer Services Inc., A	66,700	3,632,482
Automatic Data Processing Inc.	100,000	3,961,000
Computer Associates International Inc.	76,400	2,088,776
[a]Computer Sciences Corp.	35,000	1,548,050
[a]Concord EFS Inc.	53,000	786,520
First Data Corp.	53,600	2,202,424
International Business Machines Corp.	46,000	4,263,280
Microsoft Corp.	374,000	10,299,960
Paychex Inc.	25,800	959,760

		30,268,652

Transportation 1.1%
Expeditors International of Washington Inc.	90,000	3,389,400

Utilities 1.1%
DTE Energy Co.	50,000	1,970,000
Exelon Corp.	25,500	1,692,180

		3,662,180

Total Common Stocks (Cost $256,358,343)		303,623,256

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT	VALUE

[b]Repurchase Agreement (Cost $23,925,553) 7.5%
Joint Repurchase Agreement, .873%, 01/02/04 (Maturity Value $23,926,713)	$23,925,553	$23,925,553
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,229,013)

Banc of America Securities LLC (Maturity Value $2,229,013)

Barclays Capital Inc. (Maturity Value $1,591,844)

Bear, Sterns & Co. Inc. (Maturity Value $1,273,619)

BNP Paribas Securities Corp. (Maturity Value $2,229,013)

Deutsche Bank Securities Inc. (Maturity Value $2,229,013)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,229,013)

Goldman, Sachs & Co. (Maturity Value $1,273,619)

Greenwich Capital Markets Inc. (Maturity Value $2,229,013)

Lehman Brothers Inc. (Maturity Value $1,955,527)

Morgan Stanley & Co. Inc. (Maturity Value $2,229,013)

UBS Securities LLC (Maturity Value $2,229,013)

Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S Government Agency Securities

Total Investments (Cost $280,283,896) 102.7%		327,548,809
Other Assets, less Liabilities (2.7)%		(8,491,646)

Net Assets 100.0%		$319,057,163

[a]	Non-income producing.
[b]	See Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$280,283,896

Value	327,548,809
Receivables:
Capital shares sold	463,515
Dividends	428,788

Total assets	328,441,112

Liabilities:
Payables:
Investment securities purchased	9,067,775
Capital shares redeemed	47,500
Affiliates	239,672
Other liabilities	29,002

Total liabilities	9,383,949

Net assets, at value	$319,057,163

Net assets consist of:
Undistributed net investment income	$1,927,301
Net unrealized appreciation (depreciation)	47,264,913
Accumulated net realized gain (loss)	(51,262,288)
Capital shares	321,127,237

Net assets, at value	$319,057,163

Class 1:
Net assets, at value	$191,027,888

Shares outstanding	13,631,696

Net asset value and offering price per share	$14.01

Class 2:
Net assets, at value	$128,029,275

Shares outstanding	9,231,409

Net asset value and offering price per share	$13.87

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$3,809,496
Interest	196,816

Total investment income	4,006,312

Expenses:
Management fees (Note 3)	1,822,675
Distribution fees - Class 2 (Note 3)	166,192
Transfer agent fees	1,182
Custodian fees	2,430
Reports to shareholders	53,807
Professional fees	16,484
Trustees’ fees and expenses	2,324
Other	13,510

Total expenses	2,078,604

Net investment income	1,927,708

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,479,180
Net unrealized appreciation (depreciation) on investments	56,887,471

Net realized and unrealized gain (loss)	58,366,651

Net increase (decrease) in net assets resulting from operations	$60,294,359

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the year ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$1,927,708	$1,758,425
Net realized gain (loss) from investments	1,479,180	(30,320,684)
Net unrealized appreciation (depreciation) on investments	56,887,471	(38,629,313)

Net increase (decrease) in net assets resulting from operations	60,294,359	(67,191,572)
Distributions to shareholders from:
Net investment income:
Class 1	(1,331,195)	(1,919,600)
Class 2	(427,106)	(96,711)

Total distributions to shareholders	(1,758,301)	(2,016,311)
Capital share transactions: (Note 2)
Class 1	(26,198,818)	(58,273,965)
Class 2	80,514,244	28,262,526

Total capital share transactions	54,315,426	(30,011,439)
Net increase (decrease) in net assets	112,851,484	(99,219,322)
Net assets:
Beginning of year	206,205,679	305,425,001

End of year	$319,057,163	$206,205,679

Undistributed net investment income included in net assets:
End of year	$1,927,301	$1,757,894

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 79% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’ shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	688,775	$8,672,422	1,297,340	$17,726,425
Shares issued in reinvestment of distributions	105,567	1,331,195	149,735	1,919,600
Shares redeemed	(3,017,447)	(36,202,435)	(6,261,147)	(77,919,990)

Net increase (decrease)	(2,223,105)	$(26,198,818)	(4,814,072)	$(58,273,965)

Class 2 Shares:
Shares sold	6,995,198	$86,731,493	3,035,459	$36,852,947
Shares issued in reinvestment of distributions	34,168	427,106	7,597	96,711
Shares redeemed	(550,967)	(6,644,355)	(656,684)	(8,687,132)

Net increase (decrease)	6,478,399	$80,514,244	2,386,372	$28,262,526

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $49,804,588, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$8,952,191
2010	39,271,476
2011	1,580,921

$49,804,588

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

The tax character of distributions paid during the year ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$1,758,301	$2,016,311
Long term capital gain	—	—

	$1,758,301	$2,016,311

At December 31, 2003, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$281,741,592

Unrealized appreciation	52,981,911
Unrealized depreciation	(7,174,694)

Net unrealized appreciation (depreciation)	$45,807,217

Undistributed ordinary income	$1,927,301
Undistributed long term capital gains	—

Distributable earnings	$1,927,301

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $131,548,591 and $80,566,651 respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Large Cap Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FRANKLIN MONEY MARKET FUND

Fund Goals and Primary Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.1 The Fund invests in high quality U.S. dollar-denominated money market debt instruments.

We are pleased to bring you Franklin Money Market Fund’s annual report for the fiscal year ended December 31, 2003.

Economic and Market Overview

During the year ended December 31, 2003, many factors strongly impacted the U.S. economy and markets. In general, uncertainty about the economy’s strength and geopolitical events pushed interest rates down during the first part of the year. The Iraq conflict weighed heavily on many investors’ minds, which helped interest rates decline. By mid-June, the 10-year U.S. Treasury yield fell to 3.13%, the lowest level in more than four decades. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Additionally, the refinancing activity, rising home values and stabilizing equity markets improved consumers’ net worths and allowed them to continue spending, which helped to keep the economy moving forward.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending improved in the latter half of 2003. Nonresidential fixed investment increased 12.8% annualized in the third quarter of 2003, the highest increase since the second quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.1% for the year. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While much of the economic data pointed toward an improving economy, one area that showed mixed results was employment. The unemployment rate began the year at 5.7%, spiked to 6.4% in June, and ended the year at 5.7%. With inflation expectations muted, the Federal Reserve Board continued its accommodative stance and reduced the federal funds target rate to 1.00% in June from 1.25%, and maintained this level through year-end.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on December 31, 2003, more than 89.1% of the portfolio was invested in securities with an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.2

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

2. These do not indicate ratings of the Fund.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Money Market Fund

12/31/03

Security Name	% of Total Net Assets

ABN Amro Inc.—Repurchase Agreement	18.7%

UBS Warburg LLC—Repurchase Agreement	18.7%

Federal Home Loan Bank	8.6%

Province of British Columbia	5.0%

UBS AG	4.9%

Citigroup Global Markets Holding	4.9%

Coca-Cola Co.	4.9%

General Electric Capital Corp.	4.1%

HBOS Treasury Services	4.0%

Shell Finance PLC (U.K.)	3.9%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	.01	.01	.04	.06	.05
Less distributions from net investment income	(.01)	(.01)	(.04)	(.06)	(.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	.52%	1.33%	3.91%	5.95%	4.76%
Ratios/supplemental data
Net assets, end of year (000’s)	$81,734	$119,819	$200,911	$274,580	$364,028
Ratios to average net assets:
Expenses	.66%	.63%	.56%	.55%	.53%
Net investment income	.56%	1.37%	3.89%	5.75%	4.64%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003		2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	—	[b]	.01	.04	.06	.04
Less distributions from net investment income	—	[b]	(.01)	(.04)	(.06)	(.04)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return[a]	.27%		1.08%	3.65%	5.69%	4.39%
Ratios/supplemental data
Net assets, end of year (000’s)	$590		$479	$952	$21,609	$8,602
Ratios to average net assets:
Expenses	.91%		.88%	.81%	.79%	.79%	[d]
Net investment income	.31%		1.12%	3.52%	5.59%	4.51%	[d]

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]	Includes net investment income and distributions from net investment income in the amount of $.003.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, December 31, 2003

	PRINCIPAL AMOUNT	VALUE

Certificates of Deposit 6.1%
UBS AG, Stamford Connecticut Branch, 1.305%, 4/16/04	$4,000,000	$ 4,000,000
Wells Fargo Bank N.A., San Francisco Branch, 1.07%, 1/07/04	1,000,000	1,000,000

Total Certificates of Deposit (Cost $5,000,000)		5,000,000

Commercial Paper 47.3%
[a]BP Capital Markets PLC, 1.07%-1.10%, 2/09/04-3/02/04	1,400,000	1,398,095
[a]Citigroup Global Markets Holding Inc., 1.03%-1.07%, 1/02/04-1/14/04	4,000,000	3,999,363
[a]Coca-Cola Co., 1.03%, 1/05/04-1/12/04	4,000,000	3,999,142
[a]Dupont De Nemours & Co, 1.05%-1.07%, 1/21/04-2/10/04	3,090,000	3,086,734
[a]General Electric Capital Corp., 1.08%-1.12%, 1/15/04-4/08/04	3,392,000	3,386,972
[a]Goldman Sachs Group Inc., 1.07%, 1/16/04	2,000,000	1,999,108
[a]HBOS Treasury Services, 1.10%-1.13%, 1/05/04-3/19/04	3,265,000	3,259,642
[a]Lloyds TSB Bank PLC, 1.10%-1.11%, 1/22/04-3/09/04	1,700,000	1,697,504
[a]Merrill Lynch & Co Inc., 1.04%, 1/29/04	1,000,000	999,191
[a]Morgan Stanley & Co, 1.08%, 1/09/04	2,000,000	1,999,520
[a]Province of British Columbia, 1.11%, 4/19/04	4,100,000	4,086,221
[a]Rabobank USA Finance Corp, 1.04%, 1/30/04	934,000	933,218
[a]Royal Bank of Scotland PLC, 1.10%-1.12%, 1/20/04-1/27/04	2,350,000	2,348,207
[a]Shell Finance (UK) PLC, 1.06%-1.10%, 1/15/04-3/17/04	3,200,000	3,196,288
[a]Westpac Capital Corp., 1.07%-1.11%, 1/28/04-2/12/04	2,600,000	2,597,391

Total Commercial Paper (Cost $38,986,596)		38,986,596

U.S. Government Agency Securities 9.3%
Federal Farm Credit Bank, 1.31%, 9/01/04	633,000	627,380
Federal Home Loan Bank, 1.07%-1.40%, 1/23/04-11/26/04	6,000,000	5,983,897
Federal Home Loan Bank, Strip, 4/05/04-5/04/04	1,070,000	1,065,465

Total U.S. Government Agency Securities (Cost $7,676,742)		7,676,742

Total Investments before Repurchase Agreements (Cost $51,663,338)		51,663,338

Repurchase Agreements 37.4%
[b]ABN AMRO Bank NV., .90%, 1/02/04 (Maturity Value $15,390,770) Collateralized by U.S. Government Agency Securities	15,390,000	15,390,000
[b]UBS Securities LLC., .85%, 1/02/04 (Maturity Value $15,385,727) Collateralized by U.S. Government Agency Securities	15,385,000	15,385,000

Total Repurchase Agreements (Cost $30,775,000)		30,775,000

Total Investments (Cost $82,438,338) 100.1%		82,438,338
Other Assets, less Liabilities (.1)%		(114,498)

Net Assets 100.0%		$82,323,840

[a]	Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the fund.
[b]	See Note 1(b) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities, at value and cost	$51,663,338
Repurchase agreements, at value and cost	30,775,000
Cash	1,077
Receivable from interest	39,072

Total assets	82,478,487

Liabilities:
Payables:
Capital shares redeemed	64,706
Affiliates	47,259
Distributions to shareholders	22,141
Other liabilities	20,541

Total liabilities	154,647

Net assets, at value	$82,323,840

Class 1:
Net assets, at value	$81,734,220

Shares outstanding	81,734,220

Net asset value per share	$1.00

Class 2:
Net assets, at value	$589,620

Shares outstanding	589,620

Net asset value per share	$1.00

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Interest	$1,217,495

Expenses:
Management fees (Note 3)	619,226
Distribution fees - Class 2 (Note 3)	1,267
Transfer agent fees	353
Custodian fees	977
Reports to shareholders	21,091
Professional fees	11,942
Trustees’ fees and expenses	1,917
Other	6,598

Total expenses	663,371

Net investment income	554,124

Net realized gain (loss) from investments	577

Net increase (decrease) in net assets resulting from operations	$554,701

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the year ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$554,124	$2,127,903
Net realized gain (loss) from investments	577	(444)

Net increase (decrease) in net assets resulting from operations	554,701	2,127,459
Distributions to shareholders from net investment income:[a]
Class 1	(553,446)	(2,119,738)
Class 2	(1,255)	(7,721)

Total distributions to shareholders	(554,701)	(2,127,459)
Capital share transactions: (Note 2)
Class 1	(38,084,738)	(81,091,795)
Class 2	110,815	(473,226)

Total capital share transactions	(37,973,923)	(81,565,021)
Net increase (decrease) in net assets	(37,973,923)	(81,565,021)
Net assets: (there is no undistributed net investment income at beginning or end of year).
Beginning of year	120,297,763	201,862,784

End of year	$82,323,840	$120,297,763

[a]	Distributions were increased by net realized gains of $577 and decreased by net realized losses of $444 from security transactions for the years ended December 31, 2003 and 2002, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Money Market Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, 93.6% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates value.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distribution

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
Class 1 Shares:	2003	2002
Shares sold	$—	$25,235,589
Shares issued in reinvestment of distributions	531,271	2,119,892
Shares redeemed	(38,616,009)	(108,447,276)

Net increase (decrease)	$(38,084,738)	$(81,091,795)

Class 2 Shares:
Shares sold	$242,800	$341,277
Shares issued in reinvestment of distributions	1,323	7,721
Shares redeemed	(133,308)	(822,224)

Net increase (decrease)	$110,815	$(473,226)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer Agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $724 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$280
2010	444

$724

At December 31, 2003, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$82,438,338
Undistributed ordinary income	$29,996

5. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

5. REGULATORY MATTERS (cont.)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Money Market Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 5 as to which the date is February 12, 2004

FRANKLIN REAL ESTATE FUND

Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in investments of companies operating in the real estate sector, primarily real estate investment trusts (REITs) and generally in small to medium capitalization companies.1

This annual report for Franklin Real Estate Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed the benchmark Standard & Poor’s 500 Composite Index (S&P 500), which returned 28.67% for the year under review, while the Fund’s return was comparable to that of the Wilshire Real Estate Securities Index’s 37.07% return for the same period.2

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition,

1. Equity REITs are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FRE-1

U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.3

Real estate stocks, as measured by the Wilshire Real Estate Securities Index, outpaced the broader markets. Despite sluggish underlying conditions in the commercial real estate market, related stocks continued a strong upward trend begun more than three years ago. Investor interest in the sector was bolstered by the relatively high dividend yields offered by equity REITs compared with many other investments.

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined strategy. As bottom-up investors focusing primarily on individual securities, we pay close attention to the market price of a company’s security relative to our evaluation of its potential long-term earnings, asset value

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRE-2

and cash flow. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Manager’s Discussion

The Fund had a strong year largely by adhering to its strategy of using its disciplined, value-oriented approach to investing in real estate securities. Consistent with our strategy, we continued to look for well-managed companies with valuable real estate assets that were trading at attractive valuations. In addition, we analyzed supply and demand trends and outlooks for various property types and regional real estate markets, while closely evaluating company managements and the underlying properties of their real estate securities.

Cendant, a consumer services stock, was a significant positive contributor for the Fund during the reporting period; its share price rose more than 112% in 2003. The company’s operating fundamentals remained solid during the year and it continued a stock repurchase program, returning capital to shareholders.

Within the retail sector, regional mall stocks aided Fund performance during the year, as cash flow among most of these companies continued to be positive. Our shares of General Growth Properties contributed to the Fund’s total return as its fundamentals improved within a fairly robust retail environment, aiding share price appreciation. Simon Property Group was another positive contributor to performance, as consumer spending benefited the higher-quality retail mall properties it owns and operates.

Despite the Fund’s solid one-year performance, some of our positions fell in value and detracted from overall Fund performance. Our hotel stocks, including the Fund’s shares of MeriStar Hospitality, saw weak performance as hotels spent much of 2003 trying to emerge from a slump. MeriStar continued to suffer from a reduction in business travelers. MeriStar also completed a secondary offering to improve its balance sheet and has been actively selling assets in an effort to set the stage for future growth.

Although not a large position in the Fund at period-end, Apartment Investment & Management, an apartment REIT, turned in a relatively weak performance during the reporting period. Apartment sector

Top 10 Holdings

Franklin Real Estate Fund

12/31/03

Company Security Type	% of Total Net Assets

Vornado Realty Trust	4.8%
Equity REIT – Diversified Property

Equity Residential	4.6%
Equity REIT – Apartments

Simon Property Group Inc.	4.1%
Equity REIT – Retail

Equity Office Properties Trust	3.9%
Equity REIT – Office

The Macerich Co.	3.5%
Equity REIT– Retail

Boston Properties Inc.	3.0%
Equity REIT – Office

iStar Financial Inc.	2.9%
Equity REIT – Other

ProLogis	2.9%
Equity REIT – Industrial

Cendant Corp.	2.6%
Hotels & Travel

Avalonbay Communities Inc.	2.6%
Equity REIT – Apartments

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-3

fundamentals remained soft as low interest rates encouraged potential renters to buy homes.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRE-4

Performance Summary as of 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Real Estate Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+36.08%	+13.27%	+11.64%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Real Estate Fund – Class 1, the S&P 500 and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRE-5

Past performance does not guarantee future results.

FRANKLIN REAL ESTATE FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

SUPPLEMENT DATED DECEMBER 26, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The “Management” section of the prospectus (page FRE-4) is replaced with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

MANAGEMENT TEAM    The team responsible for the Fund’s management is:

Alex W. Peters, CFA VICE PRESIDENT, ADVISERS	Mr. Peters has been a manager of the Fund since December 2003, and has been with Franklin Templeton Investments since 1992.

Samuel R. Kerner PORTFOLIO MANAGER, ADVISERS	Mr. Kerner has been a manager of the Fund since 2000, and has been with Franklin Templeton Investments since 1996.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.53% of its average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.05	$18.14	$17.47	$14.92	$19.93

Income from investment operations:
Net investment income[a]	.74	.75	.74	.84	.88
Net realized and unrealized gains (losses)	5.67	(.30)	.65	3.55	(1.77)

Total from investment operations	6.41	0.45	1.39	4.39	(.89)

Less distributions from:
Net investment income	(.55)	(.54)	(.72)	(1.15)	(1.73)
Net realized gains	—	—	—	(.69)	(2.39)

Total distributions	(.55)	(.54)	(.72)	(1.84)	(4.12)

Net asset value, end of year	$23.91	$18.05	$18.14	$17.47	$14.92

Total return[b]	36.08%	2.25%	8.19%	31.95%	(6.14)%

Ratios/supplemental data
Net assets, end of year (000’s)	$134,468	$112,991	$134,058	$153,203	$158,553
Ratios to average net assets:
Expenses	.53%	.57%	.59%	.60%	.58%
Net investment income	3.62%	4.23%	4.25%	5.29%	4.83%
Portfolio turnover rate	15.44%	18.13%	34.21%	16.41%	10.27%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.88	$17.99	$17.38	$14.88	$20.21

Income from investment operations:
Net investment income[a]	.74	.76	.80	.93	1.29
Net realized and unrealized gains (losses)	5.55	(.35)	.52	3.41	(2.50)

Total from investment operations	6.29	0.41	1.32	4.34	(1.21)

Less distributions from:
Net investment income	(.52)	(.52)	(.71)	(1.15)	(1.73)
Net realized gains	—	—	—	(.69)	(2.39)

Total distributions	(.52)	(.52)	(.71)	(1.84)	(4.12)

Net asset value, end of year	$23.65	$17.88	$17.99	$17.38	$14.88

Total return[b]	35.75%	2.07%	7.88%	31.59%	(7.66)%

Ratios/supplemental data
Net assets, end of year (000’s)	$522,415	$249,116	$95,891	$23,743	$2,449
Ratios to average net assets:
Expenses	.78%	.82%	.84%	.85%	.83% [d]
Net investment income	3.37%	3.98%	4.60%	5.75%	8.84% [d]
Portfolio turnover rate	15.44%	18.13%	34.21%	16.41%	10.27%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 89.4%
Equity REIT - Apartments 9.2%
Amli Residential Properties Trust	162,500	$4,355,000
Apartment Investment & Management Co., A	83,000	2,863,500
Archstone-Smith Trust	215,360	6,025,773
Avalonbay Communities Inc.	352,000	16,825,600
Equity Residential	1,034,600	30,531,046

		60,600,919

Equity REIT - Diversified Property 12.9%
[a]Ashford Hospitality Trust	436,000	4,094,040
Bedford Property Investors Inc.	231,280	6,621,546
Crescent Real Estate Equities Co.	171,800	2,942,934
Duke Realty Corp.	34,348	1,064,788
Glenborough Realty Trust Inc.	458,700	9,151,065
Lexington Corporate Properties Trust	207,100	4,181,349
Liberty Property Trust	425,000	16,532,500
Pennsylvania Real Estate Investment Trust	70,457	2,557,589
U.S. Restaurant Properties Inc.	375,200	6,393,408
Vornado Realty Trust	574,900	31,475,775

		85,014,994

Equity REIT - Health Care 1.9%
Ventas Inc.	455,000	10,010,000
Windrose Medical Properties	180,200	2,236,282

		12,246,282

Equity REIT - Hotels 2.4%
[a]Host Marriott Corp.	851,900	10,495,408
[a]MeriStar Hospitality Corp.	791,200	5,150,712

		15,646,120

Equity REIT - Industrial 5.3%
AMB Property Corp.	70,400	2,314,752
ProLogis	593,800	19,055,042
PS Business Parks Inc.	330,000	13,615,800

		34,985,594

Equity REIT - Manufactured Homes 1.3%
Manufactured Home Communities Inc.	146,600	5,519,490
Sun Communities Inc.	81,100	3,138,570

		8,658,060

Equity REIT - Office 19.9%
American Financial Realty Trust	147,700	2,518,285
Arden Realty Inc.	313,900	9,523,726
Boston Properties Inc.	410,250	19,769,947
Brandywine Realty Trust	422,000	11,296,940
CarrAmerica Realty Corp.	533,600	15,890,608
Corporate Office Properties Trust	160,000	3,360,000
Cousins Properties Inc.	167,600	5,128,560
Equity Office Properties Trust	896,352	25,680,485
Kilroy Realty Corp.	255,200	8,357,800
Parkway Properties Inc.	122,000	5,075,200
Reckson Associates Realty Corp.	228,700	5,557,410

FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Equity REIT - Office (cont.)
SL Green Realty Corp.	249,000	$10,221,450
Trizec Properties Inc.	529,200	8,149,680

		130,530,091

Equity REIT - Other 3.5%
Entertainment Properties Trust	110,000	3,818,100
iStar Financial Inc.	495,600	19,278,840

		23,096,940

Equity REIT - Retail 17.5%
Chelsea Property Group Inc.	75,700	4,149,117
General Growth Properties Inc.	471,600	13,086,900
Glimcher Realty Trust	202,000	4,520,760
Kimco Realty Corp.	101,600	4,546,600
The Macerich Co.	522,000	23,229,000
Ramco-Gershenson Properties Trust	257,100	7,275,930
Regency Centers Corp.	284,300	11,329,355
The Rouse Co.	335,400	15,763,800
Simon Property Group Inc.	584,800	27,099,632
Taubman Centers Inc.	199,200	4,103,520

		115,104,614

Equity REIT - Storage 1.9%
Public Storage Inc.	281,200	12,201,268

Apartments 1.8%
Boardwalk Equities Inc. (Canada)	858,200	11,868,906

Diversified Property 3.5%
Brookfield Properties Corp. (Canada)	185,560	5,325,572
Catellus Development Corp.	516,833	12,466,012
Forest City Enterprises Inc., A	110,000	5,226,100

		23,017,684

Home Builders 1.0%
[a]Meritage Corp.	98,600	6,538,166

Hotels & Travel 7.3%
[a]Cendant Corp.	772,500	17,203,575
Fairmont Hotels & Resorts Inc. (Canada)	492,800	13,374,592
Hilton Hotels Corp.	293,600	5,029,368
[a]La Quinta Corp.	597,500	3,829,975
Starwood Hotels & Resorts Worldwide Inc.	230,700	8,298,279

		47,735,789

Total Common Stocks (Cost $434,771,446)		587,245,427

Convertible Preferred Stock (Cost $1,503,132) .5%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd.	56,900	2,976,439

Total Long Term Investments (Cost $436,274,578)		590,221,866

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT	VALUE
Repurchase Agreement (Cost $63,374,549) 9.6%

[b]Joint Repurchase Agreement .873%, 1/02/04, (Maturity Value $63,377,621)

ABN AMRO Bank, N. V., New York Branch (Maturity Value $5,904,259)

Banc of America Securities LLC (Maturity Value $5,904,259)

Barclays Capital Inc. (Maturity Value $4,216,514)

Bear, Stearns & Co. Inc. (Maturity Value $3,373,591)

BNP Paribas Securities Corp. (Maturity Value $5,904,259)

Deutsche Bank Securities Inc. (Maturity Value $5,904,259)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,904,259)

Goldman, Sachs & Co. (Maturity Value $3,373,591)

Greenwich Capital Markets Inc. (Maturity Value $5,904,259)

Lehman Brothers Inc. (Maturity Value $5,179,853)

Morgan Stanley & Co. Inc. (Maturity Value $5,904,259)

UBS Securities LLC (Maturity Value $5,904,259)

Collateralized by U.S. Treasury Bills, Notes, and Bonds and U.S. Government Agency Securities

	$63,374,549	$63,374,549

Total Investments (Cost $499,649,127) 99.5%		653,596,415
Other Assets, less Liabilities .5%		3,286,307

Net Assets 100.0%		$656,882,722

[a]	Non-income producing.
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$499,649,127

Value	653,596,415
Cash	23,659
Receivables:
Capital shares sold	500,578
Dividends	3,347,852

Total assets	657,468,504

Liabilities:
Payables:
Capital shares redeemed	81,451
Affiliates	468,526
Other liabilities	35,805

Total liabilities	585,782

Net assets, at value	$656,882,722

Net assets consist of:
Undistributed net investment income	$19,252,857
Net unrealized appreciation (depreciation)	153,947,288
Accumulated net realized gain (loss)	(2,860,927)
Capital shares	486,543,504

Net assets, at value	$656,882,722

Class 1:
Net assets, at value	$134,467,799

Shares outstanding	5,622,892

Net asset value and offering price per share	$23.91

Class 2:
Net assets, at value	$522,414,923

Shares outstanding	22,094,008

Net asset value and offering price per share	$23.65

See notes to financial statements.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$20,165,368
Interest	509,965

Total investment income	20,675,333

Expenses:
Management fees (Note 3)	2,391,891
Distribution fees - Class 2 (Note 3)	891,984
Transfer agent fees	3,441
Custodian fees	4,707
Reports to shareholders	64,975
Professional fees	12,592
Trustees’ fees and expenses	4,418
Other	25,460

Total expenses	3,399,468

Net investment income	17,275,865

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	821,285
Net unrealized appreciation (depreciation) on investments	132,680,180

Net realized and unrealized gain (loss)	133,501,465

Net increase (decrease) in net assets resulting from operations	$150,777,330

See notes to financial statements.

FRE-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the year ended December 31, 2003 and 2002

	2003	2002
Increase (decrease) in net assets:
Operations:
Net investment income	$17,275,865	$12,273,479
Net realized gain (loss) from investments	821,285	9,960,012
Net unrealized appreciation (depreciation) on investments	132,680,180	(21,421,211)

Net increase (decrease) in net assets resulting from operations	150,777,330	812,280
Distributions to shareholders from:
Net investment income:
Class 1	(3,177,591)	(3,665,154)
Class 2	(8,704,406)	(4,495,007)

Total distributions to shareholders	(11,881,997)	(8,160,161)
Capital share transactions: (Note 2)
Class 1	(12,667,903)	(20,526,649)
Class 2	168,547,853	160,033,068

Total capital share transactions	155,879,950	139,506,419
Net increase (decrease) in net assets	294,775,283	132,158,538
Net assets:
Beginning of year	362,107,439	229,948,901

End of year	$656,882,722	$362,107,439

Undistributed net investment income included in net assets:
End of year	$19,252,857	$13,858,989

See notes to financial statements.

FRE-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Real Estate Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003 over 54.3% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRE-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRE-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	108,708	$2,250,887	378,683	$7,219,909
Shares issued in reinvestment of distributions	159,198	3,177,591	187,668	3,665,154
Shares redeemed	(904,315)	(18,096,381)	(1,698,569)	(31,411,712)

Net increase (decrease)	(636,409)	$(12,667,903)	(1,132,218)	$(20,526,649)

Class 2 Shares:
Shares sold	8,352,474	$172,419,233	9,199,579	$170,461,629
Shares issued in reinvestment of distributions	440,506	8,704,406	232,180	4,495,007
Shares redeemed	(635,445)	(12,575,786)	(824,400)	(14,923,568)

Net increase (decrease)	8,157,535	$168,547,853	8,607,359	$160,033,068

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer Agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRE-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $2,642,456 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
2008	$1,350,977
2011	1,291,479

$2,642,456

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary Income	$11,881,997	$8,160,161
Long-term capital gains	—	—

	$11,881,997	$8,160,161

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$499,867,599

Unrealized appreciation	155,836,507
Unrealized depreciation	(2,107,691)

Net unrealized appreciation (depreciation)	$153,728,816

Undistributed ordinary income	$19,252,857
Undistributed long term capital gains	—

Distributable earnings	$19,252,857

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $196,843,170 and $66,433,259, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

FRE-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against of the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRE-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Independent Auditors’ Report

To the Board of Directors and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FRE-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 17% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FRE-21

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund primarily invests in equity securities of companies that have paid consistently rising dividends over the past 10 years.

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 38.07% for the year under review.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FRD-1

grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The Standard & Poor’s 500 Composite Index (S&P 500) rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.2

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that meet our screening criteria: consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

Manager’s Discussion

Significant positive contributors to the Fund’s one-year performance came from a variety of industries. Although many of the stock market’s top performers were economically sensitive companies, our best investment during the year was Old Republic International, a multi-line insurance company (finance sector). Old Republic rewarded investors with a $1 per share special dividend in December 2003, followed by a 3-for-2 stock split at year-end. Furthermore, Old Republic has posted 22 years of dividend increases. West Pharmaceutical Services was our most important contributor from the health technology sector. West is a small-capitalization company that develops and manufactures packaging materials and drug delivery devices for pharmaceutical and biologic companies. West has increased its dividend annually for the

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-2

Top 10 Holdings

Franklin Rising Dividends Securities Fund 12/31/03

Company Sector/Industry	% of Total Net Assets

Family Dollar Stores Inc.	4.2%
Retail Trade

American International Group Inc.	4.2%
Finance

Fannie Mae	4.1%
Finance

Hillenbrand Industries Inc.	4.1%
Health Technology

General Electric Co.	3.9%
Producer Manufacturing

Old Republic International Corp.	3.9%
Finance

Pfizer Inc.	3.9%
Health Technology

Washington Mutual Inc.	3.8%
Finance

Procter & Gamble Co.	3.6%
Consumer Non-Durables

Alberto-Culver Co., B	3.2%
Consumer Non-Durables

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

last 10 years. The largest contributor from the producer manufacturing sector during the year was Graco. Graco manufactures fluid dispensing equipment and systems, such as paint sprayers used by building contractors. Graco declared a $2.25 special dividend in December 2003 and increased its regular quarterly dividend by 70%.

Despite the Fund’s double-digit total returns, two stocks in the portfolio declined during the year. The worst performance came from the Fund’s small position in Fresh Brands, a supermarket chain and grocery wholesaler based in Wisconsin; weak operating results led to several changes in its executive management team. The other declining stock in the portfolio was Leggett & Platt. Leggett is an engineered component manufacturer with heavy exposure to the residential furnishings market, and has 32 years of dividend increases. Bemis, which makes flexible packaging and pressure sensitive materials, only delivered a marginally positive return for the year; however, Bemis has increased its dividend for 20 consecutive years.

Consistent with our strategy, we added four new positions in 2003 that have long track records of increased dividends. During the year we purchased Erie Indemnity, the management company for the Erie Insurance Exchange, a personal and small commercial property and casualty insurer; Pfizer, the largest pharmaceutical company by market capitalization; Praxair, a supplier of industrial gases; and Procter & Gamble, the large consumer products conglomerate. The only company we eliminated from the portfolio during the Fund’s fiscal year was Pall, which cut its dividend in 2002.

FRD-3

Our 10 largest positions on December 31, 2003, represented 38.9% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 26 years in a row and by 264% in the past 10 years. Their most recent year-over-year dividend increases averaged 20% with a yield of 1.8% on December 31, 2003, and a dividend payout ratio of 28% based on estimates of calendar year 2003 operating earnings. The average price/earnings ratio was 17.3 times 2003 estimates versus 20.7 for that of the unmanaged S&P 500 on the same date.2

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Rising Dividends Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+24.88%	+8.94%	+12.93%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Rising Dividends Securities Fund – Class 1 and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.57	$14.19	$13.23	$13.61	$18.11

Income from investment operations:
Net investment income[a]	.19	.16	.18	.20	.22
Net realized and unrealized gains (losses)	3.10	(.30)	1.60	2.18	(1.57)

Total from investment operations	3.29	(.14)	1.78	2.38	(1.35)

Less distributions from:
Net investment income	(.14)	(.19)	(.01)	(.50)	(.29)
Net realized gains	(.44)	(.29)	(.81)	(2.26)	(2.86)

Total distributions	(.58)	(.48)	(.82)	(2.76)	(3.15)

Net asset value, end of year	$16.28	$13.57	$14.19	$13.23	$13.61

Total return[b]	24.88%	(1.32)%	13.90%	21.05%	(9.70)%
Ratios/supplemental data
Net assets, end of year (000’s)	$326,663	$292,881	$347,336	$363,485	$450,549
Ratios to average net assets:
Expenses	.76%	.78%	.76%	.78%	.75%
Net investment income	1.39%	1.11%	1.36%	1.66%	1.35%
Portfolio turnover rate	9.54%	14.06%	11.78%	12.26%	5.32%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRD-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.44	$14.09	$13.18	$13.56	$18.28

Income from investment operations:
Net investment income[a]	.17	.13	.15	.17	.17
Net realized and unrealized gains (losses)	3.05	(.31)	1.58	2.17	(1.74)

Total from investment operations	3.22	(.18)	1.73	2.34	(1.57)

Less distributions from:
Net investment income	(.13)	(.18)	(.01)	(.46)	(.29)
Net realized gains	(.44)	(.29)	(.81)	(2.26)	(2.86)

Total distributions	(.57)	(.47)	(.82)	(2.72)	(3.15)

Net asset value, end of year	$16.09	$13.44	$14.09	$13.18	$13.56

Total return[b]	24.59%	(1.58)%	13.57%	20.71%	(10.84)%
Ratios/supplemental data
Net assets, end of year (000’s)	$343,675	$63,879	$11,831	$1,041	$549
Ratios to average net assets:
Expenses	1.01%	1.03%	1.01%	1.03%	1.01% [d]
Net investment income	1.14%	.86%	1.13%	1.44%	1.15% [d]
Portfolio turnover rate	9.54%	14.06%	11.78%	12.26%	5.32%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

FRD-7

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 93.3%
Commercial Services .7%
ABM Industries Inc.	264,000	$4,596,240

Consumer Durables 3.4%
Leggett & Platt Inc.	618,000	13,367,340
Russ Berrie & Co. Inc.	278,400	9,437,760

		22,805,100

Consumer Non-Durables 9.3%
Alberto-Culver Co., B	340,300	21,466,124
Altria Group Inc.	48,000	2,612,160
Lancaster Colony Corp.	109,600	4,949,536
Procter & Gamble Co.	239,700	23,941,236
Superior Uniform Group Inc.	248,600	4,089,470
Universal Corp.	115,800	5,114,886

		62,173,412

Electronic Technology 1.8%
Cohu Inc.	106,800	2,045,220
Diebold Inc.	189,000	10,181,430

		12,226,650

Energy Minerals .6%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	70,300	3,683,017

Finance 31.5%
AFLAC Inc.	439,600	15,904,728
American International Group Inc.	423,855	28,093,109
Arthur J. Gallagher & Co.	453,000	14,717,970
Erie Indemnity Co., A	276,800	11,730,784
Fannie Mae	366,500	27,509,490
Mercantile Bankshares Corp.	220,525	10,051,530
Mercury General Corp.	129,200	6,014,260
National Commerce Financial Corp.	680,200	18,555,856
Old Republic International Corp.	1,034,250	26,228,580
Peoples Bancorp Inc.	89,345	2,636,571
RLI Corp.	252,512	9,459,100
State Street Corp.	75,400	3,926,832
TrustCo Bank Corp. NY	328,588	4,320,932
U.S. Bancorp	87,749	2,613,165
Washington Mutual Inc.	630,200	25,283,624
Wilmington Trust Corp.	119,000	4,284,000

		211,330,531

Health Technology 12.7%
Becton, Dickinson & Co.	300,200	12,350,228
Hillenbrand Industries Inc.	439,400	27,269,164
Pfizer Inc.	739,000	26,108,870
West Pharmaceutical Services Inc.	562,800	19,078,920

		84,807,182

Non-Energy Minerals 1.7%
Nucor Corp.	206,800	11,580,800

FRD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Process Industries 5.3%
Bemis Co. Inc.	98,600	$4,930,000
Donaldson Co. Inc.	104,900	6,205,884
Myers Industries Inc.	641,147	7,770,702
Praxair Inc.	439,000	16,769,800

		35,676,386

Producer Manufacturing 18.0%
Baldor Electric Co.	59,233	1,353,474
Brady Corp., A	114,400	4,661,800
Carlisle Cos. Inc.	239,300	14,563,798
CIRCOR International Inc.	132,350	3,189,635
Dover Corp.	170,600	6,781,350
General Electric Co.	851,000	26,363,980
Graco Inc.	234,075	9,386,407
Kaydon Corp.	109,600	2,832,064
Roper Industries Inc.	372,600	18,354,276
Superior Industries International Inc.	444,400	19,340,288
Teleflex Inc.	287,900	13,914,207

		120,741,279

Retail Trade 5.2%
Family Dollar Stores Inc.	784,100	28,133,508
Fresh Brands Inc.	227,700	2,504,700
Limited Brands Inc.	231,046	4,165,759

		34,803,967

Technology Services 3.1%
Reynolds & Reynolds Co., A	721,600	20,962,480

Total Common Stocks (Cost $444,992,561)		625,387,044

Short Term Investment (Cost $43,278,528) 6.5%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	43,278,528	43,278,528

Total Investments (Cost $488,271,089) 99.8%		668,665,572
Other Assets, less Liabilities .2%		1,671,826

Net Assets 100.0%		$670,337,398

[a]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$488,271,089

Value	668,665,572
Cash	57,784
Receivables:
Investment securities sold	170,759
Capital shares sold	1,287,783
Dividends	943,970

Total assets	671,125,868

Liabilities:
Payables:
Capital shares redeemed	236,186
Affiliates	503,134
Other liabilities	49,150

Total liabilities	788,470

Net assets, at value	$670,337,398

Net assets consist of:
Undistributed net investment income	$5,814,236
Net unrealized appreciation (depreciation)	180,394,483
Accumulated net realized gain (loss)	11,542,248
Capital shares	472,586,431

Net assets, at value	$670,337,398

Class 1:
Net assets, at value	$326,662,527

Shares outstanding	20,067,891

Net asset value and offering price per share	$16.28

Class 2:
Net assets, at value	$343,674,871

Shares outstanding	21,361,737

Net asset value and offering price per share	$16.09

See notes to financial statements.

FRD-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income: (net of foreign taxes of $19,090)
Dividends	$9,585,128

Expenses:
Management fees (Note 3)	3,256,622
Distribution fees – Class 2 (Note 3)	384,302
Transfer agent fees	2,914
Custodian fees	4,227
Reports to shareholders	64,459
Professional fees	28,161
Trustees’ fees and expenses	4,152
Other	24,691

Total expenses	3,769,528

Net investment income	5,815,600

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	12,013,697
Net unrealized appreciation (depreciation) on investments	89,189,068

Net realized and unrealized gain (loss)	101,202,765

Net increase (decrease) in net assets resulting from operations	$107,018,365

See notes to financial statements.

FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$5,815,600	$4,005,301
Net realized gain (loss) from investments	12,013,697	12,430,771
Net unrealized appreciation (depreciation) on investments	89,189,068	(21,892,359)

Net increase (decrease) in net assets resulting from operations	107,018,365	(5,456,287)
Distributions to shareholders from:
Net investment income:
Class 1	(2,869,400)	(4,426,633)
Class 2	(1,134,822)	(372,154)
Net realized gains:
Class 1	(8,730,599)	(6,786,420)
Class 2	(3,701,357)	(588,470)

Total distributions to shareholders	(16,436,178)	(12,173,677)
Capital share transactions: (Note 2)
Class 1	(20,625,618)	(39,872,739)
Class 2	243,621,232	55,095,055

Total capital share transactions	222,995,614	15,222,316
Net increase (decrease) in net assets	313,577,801	(2,407,648)
Net assets:
Beginning of year	356,759,597	359,167,245

End of year	$670,337,398	$356,759,597

Undistributed net investment income included in net assets:
End of year	$5,814,236	$4,002,858

See notes to financial statements.

FRD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 76% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-ended mutual funds are valued at the closing net asset value. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	574,822	$8,584,713	1,165,077	$17,506,981
Shares issued in reinvestment of distributions	820,948	11,599,999	741,604	11,213,053
Shares redeemed	(2,908,584)	(40,810,330)	(4,810,513)	(68,592,773)

Net increase (decrease)	(1,512,814)	$(20,625,618)	(2,903,832)	$(39,872,739)

Class 2 Shares:
Shares sold	16,604,956	$243,911,817	4,272,940	$59,907,271
Shares issued in reinvestment of distributions	345,935	4,836,178	64,042	960,624
Shares redeemed	(340,952)	(5,126,763)	(425,107)	(5,772,840)

Net increase (decrease)	16,609,939	$243,621,232	3,911,875	$55,095,055

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

FRD-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to the differing treatment of wash sales.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$4,040,358	$4,798,787
Long term capital gain	$12,395,820	7,374,890

	$16,436,178	$12,173,677

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$488,739,133

Unrealized appreciation	$181,457,233
Unrealized depreciation	(1,530,794)

Net unrealized appreciation (depreciation)	$179,926,439

Undistributed ordinary income	$5,814,237
Undistributed long term capital gains	12,010,292

Distributable earnings	$17,824,529

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $218,563,530 and $41,299,846, respectively.

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $157,853 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRD-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Rising Dividends Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7 as to which the date is February 12, 2004

FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $12,013,697 as a capital gain dividend for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Code, the Fund herby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FRD-18

FRANKLIN SMALL CAP FUND

Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in investments of U.S. small-capitalization companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000® Index; whichever is greater, at the time of purchase.1

We are pleased to bring you Franklin Small Cap Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. Compared with its benchmarks over the same period, the Fund outperformed the Standard & Poor’s 500 Composite Index’s (S&P 500’s) 28.67% return but underperformed the Russell 2500™ Growth Index’s 46.31% return.2

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FSC-1

grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The S&P 500 rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.2

Investment Strategy

We are research driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for rapid growth in revenues, earnings or assets. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology and industry leadership, are all factors we believe point to strong long-term growth potential.

Manager’s Discussion

The Fund’s overweighted position relative to the Russell 2500 Growth Index in electronic technology, specifically in semiconductors and electronic production equipment, helped performance during the year under review. A major contributor to return in this sector was Lam Research. Our specific stock selection in retail trade also contributed to returns as our investments in Fred’s and Tuesday Morning appreciated during the period. In health services, our underweighted position benefited Fund performance as this industry underperformed the index.

Although the Fund delivered strong returns, some factors constrained our results. Our overweighted position relative to the index in industrial services, which performed poorly relative to other sectors, detracted from Fund performance. In particular, Trico Marine Services

Top 10 Holdings

Franklin Small Cap Fund

12/31/03

Company Sector/Industry	% of Total Net Assets

Lam Research Corp.	2.0%
Electronic Technology

Varian Semiconductor Equipment Associates Inc.	2.0%
Electronic Technology

Tektronix Inc.	1.6%
Electronic Technology

Mettler-Toledo International Inc. (Switzerland)	1.6%
Producer Manufacturing

Varian Inc.	1.5%
Electronic Technology

Micrel Inc.	1.3%
Electronic Technology

Integrated Device Technology Inc.	1.3%
Electronic Technology

Tom Brown Inc.	1.3%
Energy Minerals

Semtech Corp.	1.3%
Electronic Technology

Avocent Corp.	1.3%
Electronic Technology

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSC-2

(sold by year-end) declined in value during the reporting period. Our overweighted allocation as well as poor stock selection, such as Milacron (sold by year-end), in producer manufacturing hampered the Fund. Stock selection in technology services, such as Borland Software and Affiliated Computer Services, negatively impacted the Fund.

Thank you for your participation in Franklin Small Cap Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSC-3

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (11/1/95)

Average Annual Total Return	+37.61%	+7.05%	+9.88%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (11/1/95–12/31/03)

The graph compares the performance of Franklin Small Cap Fund – Class 1, the S&P 500 and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSC-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$12.79	$17.97	$21.25	$26.87	$13.72

Income from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	.09	.11	(.01)
Net realized and unrealized gains (losses)	4.84	(5.09)	(3.28)	(3.81)	13.25

Total from investment operations	4.81	(5.11)	(3.19)	(3.70)	13.24

Less distributions from:
Net investment income	—	(.07)	(.09)	—	(.08)
Net realized gains	—	—	—	(1.92)	(.01)

Total distributions	—	(.07)	(.09)	(1.92)	(.09)

Net asset value, end of year	$17.60	$12.79	$17.97	$21.25	$26.87

Total return[b]	37.61%	(28.52)%	(15.02)%	(14.60)%	96.94%

Ratios/supplemental data
Net assets, end of year (000’s)	$197,551	$164,350	$266,694	$387,474	$488,062
Ratios to average net assets:
Expenses	.76%	.79%	.76%	.75%	.77%
Net investment income (loss)	(.24)%	(.16)%	.50%	.42%	(.05)%
Portfolio turnover rate	45.00%	29.59%	37.94%	19.49%	39.49%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FSC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$12.70	$17.85	$21.14	$26.80	$14.25

Income from investment operations:
Net investment income (loss)[a]	(.07)	(.06)	.03	.12	(.04)
Net realized and unrealized gains (losses)	4.80	(5.05)	(3.25)	(3.86)	12.68

Total from investment operations	4.73	(5.11)	(3.22)	(3.74)	12.64

Less distributions from:
Net investment income	—	(.04)	(.07)	—	(.08)
Net realized gains	—	—	—	(1.92)	(.01)

Total distributions	—	(.04)	(.07)	(1.92)	(.09)

Net asset value, end of year	$17.43	$12.70	$17.85	$21.14	$26.80

Total return[b]	37.24%	(28.68)%	(15.25)%	(14.76)%	89.05%
Ratios/supplemental data
Net assets, end of year (000’s)	$909,946	$415,952	$401,663	$301,420	$6,156
Ratios to average net assets:
Expenses	1.01%	1.04%	1.01%	1.00%	1.02% [d]
Net investment income (loss)	(.49)%	(.41)%	.19%	.49%	(.18)% [d]
Portfolio turnover rate	45.00%	29.59%	37.94%	19.49%	39.49%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 87.7%
Commercial Services 3.3%
[a]Aquantive Inc.	425,800	$4,364,450
Brinks Co.	209,400	4,734,534
CDI Corp.	90,700	2,970,425
[a]Concur Technologies Inc.	30,500	295,240
[a]Corporate Executive Board Co.	150,200	7,009,834
[a]DoubleClick Inc.	277,000	2,830,940
[a]Learning Tree International Inc.	52,000	904,280
[a]LECG Corp.	75,400	1,725,906
[a]Maximus Inc.	250,000	9,782,500
[a]Resources Connection Inc.	74,600	2,037,326

		36,655,435

Communications 1.1%
[a]Commonwealth Telephone Enterprises Inc.	115,400	4,356,350
[a]NII Holdings Inc., B	105,600	7,880,928

		12,237,278

Consumer Durables 1.1%
Briggs & Stratton Corp.	37,800	2,547,720
[a]Leapfrog Enterprises Inc.	94,900	2,517,697
Polaris Industries Inc.	64,300	5,695,694
Winnebago Industries Inc.	19,000	1,306,250

		12,067,361

Consumer Non-Durables .5%
[a]NBTY Inc.	80,000	2,148,800
[b]Nu Skin Enterprises Inc., A, P.I.P.E.S.	170,000	2,730,982

		4,879,782

Consumer Services 3.5%
[a]Argosy Gaming Co.	305,100	7,929,549
[a]Entercom Communications Corp.	62,000	3,283,520
[a]Entravision Communications Corp.	735,000	8,158,500
Four Seasons Hotels Inc. (Canada)	88,200	4,511,430
[a]Jack in the Box Inc.	72,200	1,542,192
[a]Mediacom Communications Corp., A	362,600	3,143,742
[a]Radio One Inc.	39,500	772,225
[a]Radio One Inc., D	236,400	4,562,520
Station Casinos Inc.	137,100	4,199,373

		38,103,051

Distribution Services .2%
[a]Performance Food Group Co.	70,300	2,542,751

Electronic Technology 23.5%
[a,b]3Ware Inc.	411	—
[a]Actel Corp.	257,800	6,212,980
[a]Advanced Energy Industries Inc.	375,000	9,768,750
[a]Advanced Fibre Communications Inc.	265,000	5,339,750
[a]Avocent Corp.	387,300	14,144,196
BEI Technologies Inc.	10,300	206,000
[a]Coherent Inc.	300,000	7,140,000

FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Electronic Technology (cont.)
[a]Drexler Technology Corp.	218,100	$2,981,427
[a]Electro Scientific Industries Inc.	587,233	13,976,146
[a]Extreme Networks Inc.	1,159,100	8,357,111
[a]F5 Networks Inc.	342,500	8,596,750
[a]FLIR Systems Inc.	232,900	8,500,850
[a]Integrated Circuit Systems Inc.	459,500	13,091,155
[a]Integrated Device Technology Inc.	841,500	14,448,555
Intersil Corp.	87,200	2,166,920
[a]Lam Research Corp.	700,000	22,610,000
[a]Lattice Semiconductor Corp.	287,300	2,781,064
[a]Logitech International SA, ADR (Switzerland)	144,700	6,154,091
[a]Micrel Inc.	934,100	14,553,278
MTS Systems Corp.	140,500	2,701,815
National Instruments Corp.	250,000	11,367,500
[a]Pericom Semiconductor Corp.	228,500	2,435,810
[a]Semtech Corp.	630,000	14,319,900
Tektronix Inc.	556,200	17,575,920
[a]Trimble Navigation Ltd.	216,500	8,062,460
[a]Varian Inc.	391,400	16,333,122
[a]Varian Semiconductor Equipment Associates Inc.	499,700	21,831,893
[a]Vitesse Semiconductor Corp.	855,600	5,022,372

		260,679,815

Energy Minerals 3.4%
Chesapeake Energy Corp.	331,900	4,507,202
[a]Newfield Exploration Co.	126,100	5,616,494
[a]Premcor Inc.	174,700	4,542,200
[a]Spinnaker Exploration Co.	258,300	8,335,341
[a]Tom Brown Inc.	446,200	14,389,950

		37,391,187

Finance 5.2%
American Capital Strategies Ltd.	214,500	6,377,085
Cullen/Frost Bankers Inc.	111,800	4,535,726
East West Bancorp Inc.	21,800	1,170,224
[a]eSPEED Inc., A	116,600	2,729,606
[a]Financial Federal Corp.	175,000	5,346,250
[a]Franklin Bank Corp./Houston Texas	20,200	383,800
Greater Bay Bancorp Inc.	183,600	5,228,928
[a]NCO Group Inc.	225,200	5,127,804
Radian Group Inc.	77,676	3,786,705
[a]Silicon Valley Bancshares	145,100	5,233,757
Texas Regional Bancshares Inc., A	20,100	743,700
UCBH Holdings Inc.	137,600	5,362,272
Waddell & Reed Financial Inc., A	200,000	4,692,000
Westcorp	75,000	2,741,250
[a]WFS Financial Inc.	85,100	3,613,346

		57,072,453

FSC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Health Services 3.0%
[a]Coventry Health Care Inc.	123,800	$7,983,862
[a]Molina Healthcare Inc.	202,300	5,104,029
[a]Pharmaceutical Product Development Inc.	166,800	4,498,596
Select Medical Corp.	447,000	7,277,160
[a]Sierra Health Services Inc.	319,400	8,767,530

		33,631,177

Health Technology 9.1%
[a]Adolor Corp.	258,200	5,169,164
[a]Alkermes Inc.	100,000	1,350,000
Alpharma Inc., A	140,400	2,822,040
[a]American Medical Systems Holdings Ltd.	113,800	2,480,840
[a]Angiotech Pharmaceuticals Inc. (Canada)	112,300	5,165,800
[a]Conceptus Inc.	266,300	2,828,106
[a]CTI Molecular Imaging Inc.	161,600	2,732,656
[a]First Horizon Pharmaceutical Corp.	500,500	5,605,600
Galen Holdings PLC, ADR (United Kingdom)	100,000	5,199,900
[a]Integra LifeSciences Holdings Corp.	85,900	2,459,317
[a]InterMune Inc.	512,500	11,869,500
[a]Kosan Biosciences Inc.	506,000	4,989,160
[a]NPS Pharmaceuticals Inc.	261,700	8,044,658
[a]OSI Pharmaceuticals Inc.	348,200	11,215,522
[a]STERIS Corp.	339,800	7,679,480
[a]Thoratec Corp.	296,100	3,852,261
[a]United Therapeutics Corp.	362,000	8,307,900
[a]Varian Medical Systems Inc.	112,000	7,739,200
[a]Ventana Medical Systems Inc.	42,700	1,682,380

		101,193,484

Industrial Services 4.0%
[a]Allied Waste Industries Inc.	250,000	3,470,000
[a]Atwood Oceanics Inc.	59,200	1,890,848
[a]Grey Wolf Inc.	568,800	2,127,312
[a]Oil States International Inc.	503,100	7,013,214
[a]Pride International Inc.	270,000	5,032,800
[a]Rowan Cos. Inc.	225,000	5,213,250
[a]Shaw Group Inc.	133,100	1,812,822
[a]Superior Energy Services Inc.	632,200	5,942,680
[a]Varco International Inc.	345,100	7,119,413
[a]Waste Connections Inc.	131,600	4,970,532

		44,592,871

Non-Energy Minerals .6%
Olin Corp.	143,100	2,870,586
Reliance Steel & Aluminum Co.	126,800	4,211,028

		7,081,614

Process Industries 4.1%
Bunge Ltd.	237,300	7,811,916
Cabot Corp.	361,500	11,510,160
[a] FMC Corp.	187,100	6,385,723
Minerals Technologies Inc.	75,000	4,443,750

FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Process Industries (cont.)
Nova Chemicals Corp. (Canada)	368,900	$9,941,855
Valspar Corp.	100,300	4,956,826

		45,050,230

Producer Manufacturing 7.0%
[a] CUNO Inc.	12,800	576,384
[a]Flowserve Corp.	325,000	6,786,000
Gentex Corp.	246,900	10,903,104
Gibraltar Steel Corp.	158,100	3,976,215
Kennametal Inc.	162,300	6,451,425
[a] Mettler-Toledo International Inc. (Switzerland)	407,900	17,217,459
Oshkosh Truck Corp.	171,900	8,772,057
Superior Industries International Inc.	266,000	11,576,320
Toro Co.	98,600	4,575,040
[a] Wilson Greatbatch Technologies Inc.	150,000	6,340,500

		77,174,504

Real Estate Development .5%
[a] Jones Lang Lasalle Inc.	247,000	5,120,310

Real Estate Investment Trusts 1.0%
Glenborough Realty Trust Inc.	49,000	977,550
MeriStar Hospitality Corp.	1,064,584	6,930,442
SL Green Realty Corp.	80,000	3,284,000

		11,191,992

Retail Trade 3.9%
[a] Casual Male Retail Group Inc.	324,900	2,254,806
[a] Charming Shoppes Inc.	356,800	1,926,720
[a] Cost Plus Inc.	136,500	5,596,500
Fred’s Inc.	242,600	7,515,748
[a] Gymboree Corp.	264,000	4,548,720
[a] Hot Topic Inc.	175,350	5,165,811
[a] J. Jill Group Inc.	250,000	3,177,500
Regis Corp.	94,000	3,714,880
[a] Tuesday Morning Corp.	320,700	9,701,175

		43,601,860

Technology Services 9.7%
[a] Affiliated Computer Services Inc., A	198,200	10,793,972
[a] Ask Jeeves Inc.	234,000	4,240,080
[a] Aspen Technology Inc.	925,000	9,490,500
[a] BearingPoint Inc.	389,400	3,929,046
[a] Borland Software Corp.	545,000	5,302,850
[a] Entrust Inc.	750,000	3,060,000
Fair Isaac Inc.	75,255	3,699,536
[a]FileNET Corp.	366,700	9,930,236
Global Payments Inc.	128,500	6,054,920
[a]Hyperion Solutions Corp.	327,900	9,882,906
[a]Informatica Corp.	500,000	5,150,000
[a]InfoSpace Inc.	109,000	2,512,450
[a]Micromuse Inc.	370,000	2,553,000
[a]NetIQ Corp.	424,400	5,623,300

FSC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Technology Services (cont.)
[a]Quest Software Inc.	319,000	$4,529,800
[a]Retek Inc.	175,000	1,624,000
[a]RSA Security Inc.	362,800	5,151,760
[a]Sapient Corp.	254,400	1,424,640
[a]Verity Inc.	630,800	10,528,052
[a]webMethods Inc.	209,390	1,915,918

		107,396,966

Transportation 3.0%
[a]ABX Air Inc.	50	215
C.H. Robinson Worldwide Inc.	216,800	8,218,888
Expeditors International of Washington Inc.	123,800	4,662,308
[a]Forward Air Corp.	191,500	5,266,250
[a]Landstar System Inc.	123,900	4,713,156
[a]Overnite Corp.	116,500	2,650,375
SkyWest Inc.	421,100	7,630,332

		33,141,524

Total Common Stocks (Cost $770,462,341)		970,805,645

Preferred Stock (Cost $65,499)
[a,b]3Ware Inc., pfd., A-1	6,968	65,499

Total Long Term Investments (Cost $770,527,840)		970,871,144

Short Term Investments (Cost $134,463,707) 12.1%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	134,463,707	134,463,707

Total Investments (Cost $904,991,547) 99.8%		1,105,334,851
Other Assets, less Liabilities .2%		2,162,375

Net Assets 100.0%		$1,107,497,226

[a]	Non-income producing.
[b]	See Note 7 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$904,991,547

Value	1,105,334,851
Receivables:
Investment securities sold	3,361,335
Capital shares sold	717,375
Dividends	210,619

Total assets	1,109,624,180

Liabilities:
Payables:
Investment securities purchased	379,051
Capital shares redeemed	705,080
Affiliates	993,065
Other liabilities	49,758

Total liabilities	2,126,954

Net assets, at value	$1,107,497,226

Net assets consist of:
Undistributed net investment income	$—
Net unrealized appreciation (depreciation)	200,343,304
Accumulated net realized gain (loss)	(145,664,955)
Capital shares	1,052,818,877

Net assets, at value	$1,107,497,226

Class 1:
Net assets, at value	$197,551,265

Shares outstanding	11,226,781

Net asset value and offering price per share	$17.60

Class 2:
Net assets, at value	$909,945,961

Shares outstanding	52,212,329

Net asset value and offering price per share	$17.43

See notes to financial statements.

FSC-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes of $18,551)
Dividends	$4,018,303

Expenses:
Management fees (Note 3)	3,667,101
Administrative fees (Note 3)	1,940,190
Distribution fees - Class 2 (Note 3)	1,514,388
Transfer agent fees	5,009
Other	306,347

Total expenses	7,433,035

Net investment loss	(3,414,732)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(18,540,916)
Foreign currency transactions	(1,123)

Net realized gain (loss)	(18,542,039)
Net unrealized appreciation (depreciation) on investments	280,516,980

Net realized and unrealized gain (loss)	261,974,941

Net increase (decrease) in net assets resulting from operations	$258,560,209

See notes to financial statements.

FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment loss	$(3,414,732)	$(1,931,994)
Net realized gain (loss) from investments and foreign currency transactions	(18,542,039)	(80,346,044)
Net unrealized appreciation (depreciation) on investments	280,516,980	(129,271,878)

Net increase (decrease) in net assets resulting from operations	258,560,209	(211,549,916)
Distributions to shareholders from:
Net investment income:
Class 1	—	(968,151)
Class 2	—	(994,005)

Total distributions to shareholders	—	(1,962,156)
Capital share transactions: (Note 2)
Class 1	(22,075,723)	(25,542,310)
Class 2	290,711,064	150,999,228

Total capital share transactions	268,635,341	125,456,918
Net increase (decrease) in net assets	527,195,550	(88,055,154)
Net assets:
Beginning of year	580,301,676	668,356,830

End of year	$1,107,497,226	$580,301,676

Undistributed net investment income included in net assets:
End of year	$—	$—

See notes to financial statements.

FSC-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Small Cap Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

On November 18, 2003, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Franklin Aggressive Growth Securities Fund into the Franklin Small Cap Fund, subject to approval by the shareholders of the Franklin Aggressive Growth Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices of foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FSC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	763,219	$11,952,567	1,153,418	$18,182,473
Shares issued on merger (Note 8)[a]	131,849	1,739,071	1,202,758	20,098,091
Shares issued in reinvestment of distributions	—	—	63,569	968,152
Shares redeemed	(2,513,508)	(35,767,361)	(4,419,152)	(64,791,026)

Net increase (decrease)	(1,618,440)	$(22,075,723)	(1,999,407)	$(25,542,310)

Class 2 Shares:
Shares sold	24,892,963	$372,062,375	23,004,447	$326,745,200
Shares issued on merger (Note 8)[a]	986,724	12,916,332	36,720	609,184
Shares issued in reinvestment of distributions	—	—	65,654	994,005
Shares redeemed	(6,409,960)	(94,267,643)	(12,868,867)	(177,349,161)

Net increase (decrease)	19,469,727	$290,711,064	10,237,954	$150,999,228

[a]	On May 1, 2002, the Fund acquired the net assets of Franklin Global Health Care Securities Fund in a taxable exchange pursuant to a plan of reorganization approved by the Franklin Global Health Care Securities Fund Shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $145,649,486 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$11,665,898
2009	23,790,865
2010	89,635,453
2011	20,557,270

$145,649,486

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$—	$1,962,156
Long term capital gain	—	—

	$—	$1,962,156

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$905,007,016

Unrealized appreciation	$223,653,083
Unrealized depreciation	(23,325,248)

Net unrealized appreciation (depreciation)	$200,327,835

Undistributed ordinary income	$—
Undistributed long term capital gains	—

Distributable earnings	$—

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $497,133,238 and $307,908,969, respectively.

FSC-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $804,731 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value

411	3Ware Inc.	7/28/00	$229,176	$—
6,968	3Ware Inc., pfd., A-1	12/17/02	65,499	65,499
170,000	Nu Skin Enterprises Inc., A, P.I.P.E.S	10/23/03	2,201,500	2,730,982

	Total Restricted Securities (0.25% of net assets)			$2,796,481

8. MERGER OF FRANKLIN TECHNOLOGY SECURITIES FUND

On May 1, 2003, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) — Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIPT — Franklin Technology Securities Fund (Technology) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares

Technology	$1,739,071	$3.30	527,220	$12,916,332	$3.28	3,942,678
Small Cap	$158,617,460	$13.19	12,023,169	$483,814,924	$13.09	36,965,893

Small Cap — post merger	$160,356,531	$13.19	12,155,018	$496,731,256	$13.09	37,952,617

9. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FSC-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 9 as to which the date is February 12, 2004

FSC-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Fund Goal and Primary Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund invests primarily in equity securities of U.S. small capitalization companies that the Fund’s manager believes are undervalued.

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed the Russell 2000® Value Index, which returned 46.03% for the year under review.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FSV-1

rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. The Standard & Poor’s 500 Composite Index (S&P 500) rose 28.67% for the 12 months ended December 31, 2003, while the technology-heavy Nasdaq Composite Index increased 50.93%.1

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “under-researched and unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have growth potential, or companies that are potential turnaround or takeover targets.

Manager’s Discussion

During the year under review, stocks that aided Fund performance came from a variety of sectors. OMI Corp. gained 117% during the Fund’s fiscal year, largely due to three-year-high oil tanker rates resulting from a shortage of vessels for shipping oil, contributing to the Fund’s transportation holdings’ overall positive results. Another solid performer was United States Steel, which produces, sells and transports steel mill products. The company’s stock appreciated 170% during the year and contributed to the Fund’s non-energy minerals sector’s overall positive performance. Energy minerals, one of the Fund’s top-performing sectors, was led by Nuevo Energy’s nearly 118% return for the period. Nuevo explores, acquires and develops crude oil and natural gas properties.

Despite the Fund’s double-digit total return, several Fund holdings declined in value during the year under review. Midwest Express (now

Top 10 Holdings

Franklin Small Cap Value

Securities Fund

12/31/03

Company Sector/Industry	% of Total Net Assets

OMI Corp.	1.9%
Transportation

Peabody Energy Corp.	1.9%
Energy Minerals

Reliance Steel & Aluminum Co.	1.8%
Non-Energy Minerals

York International Corp.	1.8%
Producer Manufacturing

Teekay Shipping Corp. (Bahamas)	1.8%
Transportation

Roper Industries Inc.	1.7%
Producer Manufacturing

Arthur J. Gallagher & Co.	1.7%
Finance

Dillards Inc., A	1.6%
Retail Trade

Consol Energy Inc.	1.6%
Energy Minerals

Arch Coal Inc.	1.6%
Energy Minerals

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-2

Midwest Air Group) and Atlantic Coast Airlines Holdings each were impacted by reduced travel, due largely to war in Iraq, continued terrorist threats, and higher fuel prices. Atlantic Coast announced in October 2003 that Mesa Airlines had bid for the company, and we sold our position as open-market prices exceeded the proposed takeover price. We also sold our holdings in Midwest Express in July 2003 because of deteriorating fundamentals. In the industrial services sector, several companies recorded unfavorable results during the period, which hindered Fund performance.

The Fund experienced net inflows during its fiscal year, and we used the proceeds to invest in 17 new positions that fit our investment criteria. Allstream, a recent addition to the Fund, is a Canadian provider of communication services. At period-end, Allstream traded at 14.1 times 2004 estimated earnings and 2.1 times book value, had negligible long-term debt and a substantial tax-loss carryforward. We also initiated a position in Montpelier Re Holdings, a Bermuda-based reinsurer for the global insurance market. Consistent with our strategy, we thought Montpelier was attractively valued at period-end at 1.5 times book value and 8.9 times 2004 earnings estimates. Late in the reporting period, we added La Quinta, an owner and operator of franchise hotels, which traded at less than book value at period-end.

During the Fund’s fiscal year, 14 positions were eliminated from the portfolio, including three takeovers. We sold two takeovers after the acquiring companies announced bids because of higher market prices than the proposed takeover prices. We continued to hold a third takeover target, Airborne (now ABX Air), because the deal included Air Freight stock in addition to cash. The remaining Fund liquidations included stocks that had reached our price targets or where the companies’ fundamentals had deteriorated.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-3

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Value Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (5/1/98)

Average Annual Total Return	+32.47%	+11.86%	+5.63%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (5/1/98–12/31/03)

The graph compares the performance of Franklin Small Cap Value Securities Fund – Class 1 and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSV-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.70	$10.97	$9.86	$7.90	$7.79

Income from investment operations:
Net investment income[a]	.06	.07	.11	.10	.05
Net realized and unrealized gains (losses)	3.08	(1.01)	1.29	1.89	.08

Total from investment operations	3.14	(.94)	1.40	1.99	.13

Less distributions from:
Net investment income	(.03)	(.05)	(.05)	(.03)	(.02)
Net realized gains	—	(.28)	(.24)	—	—

Total distributions	(.03)	(.33)	(.29)	(.03)	(.02)

Net asset value, end of year	$12.81	$9.70	$10.97	$9.86	$7.90

Total return[b]	32.47%	(9.05)%	14.21%	25.23%	1.65%

Ratios/supplemental data
Net assets, end of year (000’s)	$37,108	$28,720	$32,604	$19,455	$11,320
Ratios to average net assets:
Expenses	.74%	.76%	.77%	.84%	.81%
Net investment income	.63%	.63%	1.07%	1.13%	.65%
Portfolio turnover rate	12.52%	5.11%	40.54%	42.47%	61.23%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.61	$10.89	$9.81	$7.88	$7.97

Income from investment operations:
Net investment income[a]	.04	.04	.08	.08	.05
Net realized and unrealized gains (losses)	3.04	(1.00)	1.28	1.88	(.12)

Total from investment operations	3.08	(.96)	1.36	1.96	(.07)

Less distributions from:
Net investment income	(.02)	(.04)	(.04)	(.03)	(.02)
Net realized gains	—	(.28)	(.24)	—	—

Total distributions	(.02)	(.32)	(.28)	(.03)	(.02)

Net asset value, end of year	$12.67	$9.61	$10.89	$9.81	$7.88

Total return[b]	32.12%	(9.26)%	13.79%	25.02%	(.90)%

Ratios/supplemental data
Net assets, end of year (000’s)	$333,625	$125,302	$34,282	$7,209	$1,263
Ratios to average net assets:
Expenses	.99%	1.01%	1.02%	1.09%	1.06% [d]
Net investment income	.38%	.38%	.81%	.90%	.62% [d]
Portfolio turnover rate	12.52%	5.11%	40.54%	42.47%	61.23%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2003

	SHARES	VALUE

Common Stocks 89.3%
Commercial Services .6%
ABM Industries Inc.	120,000	$2,089,200

Communications 1.5%
[a]Allstream Inc., Class B (Canada)	95,000	5,448,250

Consumer Durables 6.9%
Action Performance Cos. Inc.	45,000	882,000
Briggs & Stratton Corp.	75,000	5,055,000
D.R. Horton Inc.	14,250	616,455
Hooker Furniture Corp.	45,000	1,836,000
La-Z-Boy Inc.	205,000	4,300,900
M/I Schottenstein Homes Inc.	41,600	1,624,480
[a]Monaco Coach Corp.	227,500	5,414,500
Russ Berrie & Co. Inc.	174,000	5,898,600

		25,627,935

Consumer Non-Durables 4.9%
Brown Shoe Co. Inc.	140,000	5,310,200
Lancaster Colony Corp.	60,000	2,709,600
Oshkosh B’Gosh Inc., A	152,900	3,281,234
Russell Corp.	17,000	298,520
Standard Commercial Corp.	48,500	973,395
[a]Timberland Co., A	100,000	5,207,000
Wolverine World Wide Inc.	13,000	264,940

		18,044,889

Consumer Services 3.0%
[a]Aztar Corp.	185,000	4,162,500
Intrawest Corp. (Canada)	225,000	4,160,250
[a]La Quinta Corp.	404,900	2,595,409

		10,918,159

Electronic Technology 2.9%
[a]Avocent Corp.	135,000	4,930,200
Cohu Inc.	105,000	2,010,750
Diebold Inc.	70,000	3,770,900
[a]SPACEHAB Inc.	13,500	20,655

		10,732,505

Energy Minerals 6.2%
Arch Coal Inc.	195,000	6,078,150
Consol Energy Inc.	235,000	6,086,500
Holly Corp.	60,000	1,650,000
[a]Nuevo Energy Co.	41,100	993,387
Peabody Energy Corp.	165,000	6,882,150
[a]Pioneer Natural Resources Co.	45,000	1,436,850

		23,127,037

Finance 12.2%
American National Insurance Co.	62,100	5,239,377
Arthur J. Gallagher & Co.	190,000	6,173,100
Chemical Financial Corp.	2,300	83,697
Corus Bankshares Inc.	13,000	410,280

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
[a]Dollar Thrifty Automotive Group Inc.	120,000	$3,112,800
First Indiana Corp.	42,500	796,875
Hancock Holding Co.	35,000	1,909,950
Harleysville Group Inc.	95,000	1,889,550
IPC Holdings Ltd. (Bermuda)	107,500	4,186,050
Montpelier Re Holdings Ltd. (Bermuda)	145,000	5,321,500
Peoples Bancorp Inc.	70,350	2,076,029
The PMI Group Inc.	65,000	2,419,950
Presidential Life Corp.	189,200	2,489,872
Protective Life Corp.	68,200	2,307,888
RLI Corp.	110,000	4,120,600
StanCorp Financial Group Inc.	45,000	2,829,600

		45,367,118

Health Technology 2.2%
[a]STERIS Corp.	234,800	5,306,480
West Pharmaceutical Services Inc.	85,000	2,881,500

		8,187,980

Industrial Services 7.6%
[a]Atwood Oceanics Inc.	85,000	2,714,900
ENSCO International Inc.	27,500	747,175
[a]Global Industries Ltd.	912,500	4,699,375
GlobalSantaFe Corp.	17,500	434,525
[a]Lone Star Technologies Inc.	260,000	4,154,800
[a]Offshore Logistics Inc.	129,300	3,170,436
[a]Oil States International Inc.	245,000	3,415,300
[a]Rowan Cos. Inc.	135,000	3,127,950
[a]Shaw Group Inc.	78,700	1,071,894
Tidewater Inc.	147,500	4,407,300
[a]Transocean Inc.	13,000	312,130

		28,255,785

Non-Energy Minerals 3.4%
Reliance Steel & Aluminum Co.	200,000	6,642,000
United States Steel Corp.	165,000	5,778,300

		12,420,300

Process Industries 6.3%
AptarGroup Inc.	117,500	4,582,500
Bunge Ltd.	160,000	5,267,200
Cabot Corp.	175,000	5,572,000
Myers Industries Inc.	210,000	2,545,200
RPM International Inc.	325,000	5,349,500

		23,316,400

Producer Manufacturing 16.2%
American Woodmark Corp.	10,600	583,530
[a]Cable Design Technologies Corp.	205,900	1,851,041
Carlisle Cos. Inc.	30,000	1,825,800

FSV-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Producer Manufacturing (cont.)
CIRCOR International Inc.	107,100	$2,581,110
CNH Global NV (Netherlands)	160,000	2,656,000
[a]Genlyte Group Inc.	50,000	2,919,000
Graco Inc.	96,000	3,849,600
JLG Industries Inc.	195,000	2,969,850
[a]Mettler-Toledo International Inc. (Switzerland)	140,000	5,909,400
[a]Mueller Industries Inc.	150,000	5,154,000
[a]Powell Industries Inc.	87,700	1,679,455
Roper Industries Inc.	126,600	6,236,316
Stewart & Stevenson Services Inc.	78,000	1,095,900
Superior Industries International Inc.	90,000	3,916,800
Teleflex Inc.	68,000	3,286,440
Thomas Industries Inc.	70,000	2,426,200
Timken Co.	44,800	898,688
[a]Tower Automotive Inc.	89,500	611,285
Watts Water Technologies Inc., A	140,000	3,108,000
York International Corp.	180,000	6,624,000

		60,182,415

Retail Trade 7.0%
[a]American Eagle Outfitters Inc.	127,500	2,091,000
Dillards Inc., A	370,000	6,090,200
Fresh Brands Inc.	18,000	198,000
[a]Linens ‘n Things Inc.	147,500	4,436,800
[a]The Men’s Wearhouse Inc.	165,000	4,126,650
Pier 1 Imports Inc.	85,000	1,858,100
[a]West Marine Inc.	198,900	5,531,409
[a]Zale Corp.	29,000	1,542,800

		25,874,959

Technology Services 1.9%
[a]NetIQ Corp.	115,000	1,523,750
Reynolds & Reynolds Co., A	195,000	5,664,750

		7,188,500

Transportation 6.2%
[a]ABX Air Inc.	70,000	301,000
[a]Kansas City Southern	65,100	932,232
[a]OMI Corp.	780,000	6,965,400
Overseas Shipholding Group Inc.	110,000	3,745,500
SkyWest Inc.	250,000	4,530,000
Teekay Shipping Corp. (Bahamas)	115,000	6,558,450

		23,032,582

Utilities .3%
[a]Sierra Pacific Resources Co.	168,000	1,233,120

Total Common Stocks (Cost $261,751,484)		331,047,134

Short Term Investments (Cost $38,324,388) 10.3%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	38,324,388	38,324,388

Total Investments (Cost $300,075,872) 99.6%		369,371,522
Other Assets, less Liabilities .4%		1,360,975

Net Assets 100.0%		$370,732,497

[a]	Non-income producing.
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$300,075,872

Value	369,371,522
Receivables:
Investment securities sold	897,842
Capital shares sold	611,402
Dividends	469,642

Total assets	371,350,408

Liabilities:
Payables:
Funds advanced by custodian	11,071
Capital shares redeemed	249,641
Affiliates	325,864
Other liabilities	31,335

Total liabilities	617,911

Net assets, at value	$370,732,497

Net assets consist of:
Undistributed net investment income	$947,707
Net unrealized appreciation (depreciation)	69,295,650
Accumulated net realized gain (loss)	(4,295,419)
Capital shares	304,784,559

Net assets, at value	$370,732,497

Class 1:
Net assets, at value	$37,107,652

Shares outstanding	2,895,945

Net asset value and offering price per share	$12.81

Class 2:
Net assets, at value	$333,624,845

Shares outstanding	26,322,982

Net asset value and offering price per share	$12.67

See notes to financial statements.

FSV-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$3,192,849

Expenses:
Management fees (Note 3)	1,292,872
Administrative fees (Note 3)	341,811
Distribution fees - Class 2 (Note 3)	508,231
Transfer agent fees	1,809
Custodian fees	2,130
Reports to shareholders	61,400
Professional fees	18,566
Trustees’ fees and expenses	2,082
Other	13,389

Total expenses	2,242,290

Net investment income	950,559

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(2,905,215)
Foreign currency transactions	(610)

Net realized gain (loss)	(2,905,825)
Net unrealized appreciation (depreciation) on investments	79,386,021

Net realized and unrealized gain (loss)	76,480,196

Net increase (decrease) in net assets resulting from operations	$77,430,755

See notes to financial statements.

FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$950,559	$510,537
Net realized gain (loss) from investments and foreign currency transactions	(2,905,825)	(1,240,229)
Net unrealized appreciation (depreciation) on investments	79,386,021	(15,328,688)

Net increase (decrease) in net assets resulting from operations	77,430,755	(16,058,380)
Distributions to shareholders from:
Net investment income:
Class 1	(92,314)	(158,450)
Class 2	(419,082)	(299,301)
Net realized gains:
Class 1	—	(959,618)
Class 2	—	(2,093,611)

Total distributions to shareholders	(511,396)	(3,510,980)
Capital share transactions: (Note 2)
Class 1	(270,231)	1,083,853
Class 2	140,061,392	105,621,633

Total capital share transactions	139,791,161	106,705,486
Net increase (decrease) in net assets	216,710,520	87,136,126
Net assets:
Beginning of year	154,021,977	66,885,851

End of year	$370,732,497	$154,021,977

Undistributed net investment income included in net assets:
End of year	$947,707	$509,154

See notes to financial statements.

FSV-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Small Cap Value Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the funds. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	535,888	$5,992,067	1,067,913	$12,265,267
Shares issued in reinvestment of distributions	8,652	92,314	97,904	1,118,068
Shares redeemed	(608,775)	(6,354,612)	(1,177,077)	(12,299,482)

Net increase (decrease)	(64,235)	$(270,231)	(11,260)	$1,083,853

Class 2 Shares:
Shares sold	16,349,327	$172,717,267	10,964,657	$116,028,421
Shares issued in reinvestment of distributions	39,648	419,082	211,202	2,392,912
Shares redeemed	(3,103,212)	(33,074,957)	(1,285,701)	(12,799,700)

Net increase (decrease)	13,285,763	$140,061,392	9,890,158	$105,621,633

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FSV-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.60%	First $200 million
.50%	Over $200 million, up to and including $1.3 billion
.40%	Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $4,206,062, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$968,401
2011	3,237,661

$4,206,062

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	Year Ended December 31,
	2003	2002
Distributions paid from:
Ordinary Income	$511,396	$1,793,020
Long term capital gain	—	1,717,960

	$511,396	$3,510,980

FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$300,165,229

Unrealized appreciation	73,212,303
Unrealized depreciation	(4,006,010)

Net unrealized appreciation (depreciation)	$69,206,293

Undistributed ordinary income	$947,707
Undistributed long term capital gains	—

Distributable earnings	$947,707

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $136,838,800 and $27,329,178, respectfully.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $134,946 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

FSV-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Value Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7, as to which the date is February 12, 2004

FSV-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100.00% of the ordinary income dividends paid as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

FSV-19

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund invests mainly in U.S. and foreign debt securities, including those in emerging markets.

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmarks, the Lehman Brothers U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Objective Average, which returned 4.10% and 16.11% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors impacted global economies and financial markets. Early in the year, economic uncertainty and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more four decades, and the 10-year U.S. Treasury note’s yield fell to 3.13% in mid-June. However, following the end of major conflict in Iraq, many economic indicators turned positive. In the U.S., third quarter 2003 gross domestic product (GDP) grew an annualized 8.2%, its strongest pace in nearly 20 years. Overall, 2003 GDP grew an estimated 3.1%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies during the year. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and a rebound in business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

Foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSI-1

While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry, and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers to take advantage of varying sector reactions to economic events. For example, we evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

Consistent with our investment strategy, we invested across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, convertible securities and preferred stocks. The Fund’s performance benefited during the period from its allocation to high yield corporate bonds and preferred stocks, which at period-end represented the largest asset class weighting at 39.4% of total net assets. Over the past year the high yield corporate bond market was driven largely by a combination of improving fundamentals, such as declining corporate default rates and improving credit profiles, along with robust retail and institutional demand for the asset class. During the 12 months under review, yield spreads over Treasury securities in the high yield market compressed from 9.5% at the beginning of the period to 4.9% at the end, benefiting this sector’s performance relative to other fixed income sectors.

Our second-largest exposure at period-end was in international foreign currency government bonds. This asset class benefited from the U.S. dollar’s significant weakness versus other major currencies, albeit while experiencing significant volatility during the reporting period. Moreover, interest rate differentials between certain international government bonds and U.S. Treasury securities narrowed, providing further performance gains relative to U.S. government bonds.

FSI-2

U.S. dollar-denominated emerging market bonds also delivered strong returns during the period, as this sector’s yield spread over Treasury securities narrowed, at least partially due to stable-to-improving economic and political conditions in many developing countries. For example, in October 2003 Moody’s Investors Service, an independent credit rating agency, upgraded Russia’s sovereign debt to investment grade status. At period-end, Russian government bonds represented one of our largest holdings within the emerging market bond asset class.

Within the more interest rate-sensitive sectors, such as the U.S. government securities market, a moderate rise in domestic interest rates dampened returns. However, the Fund held a relatively low weighting in U.S. government and agency bonds, representing 4.4% of total net assets on December 31, 2003. The Fund had a somewhat heavier exposure to mortgage-backed securities, which generally outperformed the Treasury market as prepayment risk for these securities fell with the rise in interest rates, although nominal returns for mortgage-backed securities were still moderated by the interest rate rise. Finally, similar to the high yield market, investment grade corporate bond issues generally benefited from improved corporate credit fundamentals, reflected in a drop in investment grade corporate yield spreads over comparable Treasury securities by nearly half over the course of the year, from 1.8% at the beginning of the period to less than 1.0% by year-end. Consequently, investment grade corporate bonds outperformed U.S. government bonds during the period. At period-end, investment grade corporate bonds represented 6.9% of the Fund’s total net assets.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-3

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Strategic Income Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	Since Inception (7/1/99)

Average Annual Total Return	+20.36%	+8.16%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (7/1/99-12/31/03)

The graph compares the performance of Franklin Strategic Income Securities Fund – Class 1, the Lehman Brothers U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSI-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002		2001		2000	1999[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.37	$9.87		$9.89		$9.96	$10.00

Income from investment operations:
Net investment income[a]	.65	.73		.76	[e]	.82	.38
Net realized and unrealized gains (losses)	1.44	(.23)		(.32)[e]		(.33)	(.12)

Total from investment operations	2.09	.50		.44		.49	.26

Less distributions from net investment income	(.30)	—	[d]	(.46)		(.56)	(.30)

Net asset value, end of year	$12.16	$10.37		$9.87		$9.89	$9.96

Total return[b]	20.36%	5.12%		4.51%		4.95%	2.61%

Ratios/supplemental data
Net assets, end of year (000’s)	$359,947	$102,751		$43,778		$11,437	$4,741
Ratios to average net assets:
Expenses	.65%	.66%		.71%		.75%	.75%	[g]
Expenses, excluding waiver and payments by affiliate	.65%	.66%		.71%		.99%	1.46%	[g]
Net investment income	5.69%	7.37%		7.48%	[e]	8.13%	7.52%	[g]
Portfolio turnover rate	49.87%	45.78%		35.21%		29.19%	9.96%
Portfolio turnover rate excluding mortgage dollar rolls[c]	32.74%	40.50%		30.32%		29.19%	9.96%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(d) regarding mortgage dollar rolls.
[d]	Includes distributions of net investment income in the amount of $.005.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[f]	For the period July 1, 1999 (effective date) to December 31, 1999.
[g] Annualized.

FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002		2001[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.29	$9.82		$10.14

Income from investment operations:
Net investment income[a]	.62	.70		.45	[f]
Net realized and unrealized gains (losses)	1.43	(.23)		(.31)[f]

Total from investment operations	2.05	.47		.14

Less distributions from net investment income	(.29)	—	[d]	(.46)

Net asset value, end of year	$12.05	$10.29		$9.82

Total return[b]	20.10%	4.81%		1.38%

Ratios/supplemental data
Net assets, end of year (000’s)	$1,841	$210		$48
Ratios to average net assets:
Expenses	.90%	.91%		.96%	[g]
Net investment income	5.44%	7.12%		7.05%	[g,f]
Portfolio turnover rate	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[c]	32.74%	40.50%		30.32%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(d) regarding mortgage dollar rolls.
[d]	Includes distributions of net investment income in the amount of $.003.
[e]	For the period May 15, 2001 (effective date) to December 31, 2001.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[g] Annualized.

See notes to financial statements.

FSI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants
[a]XO Communications Inc.	United States	289	$1,664
[a]XO Communications Inc., wts., A, 1/16/10	United States	578	1,127
[a]XO Communications Inc., wts., B, 1/16/10	United States	434	738
[a]XO Communications Inc., wts., C, 1/16/10	United States	434	477

Total Common Stocks and Warrants (Cost $183,497)			4,006

Preferred Stock (Cost $2,435,097) .7%
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	2,400,000	2,574,000

Convertible Preferred Stocks 1.7%
Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	34,000	1,898,900

Electronic Technology .4%
Northrop Grumman, 7.00%, cvt. pfd., B	United States	11,000	1,369,500

Industrial Services .2%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	12,000	918,000

Technology Services .2%
Electronic Data Systems Corp., 7.625%, cvt. pfd.	United States	31,000	710,830

Utilities .4%
FPL Group Inc., 8.50%, cvt. pfd.	United States	24,000	1,385,520

Total Convertible Preferred Stocks (Cost $5,816,907)			6,282,750

		PRINCIPAL AMOUNT[d]
Bonds 45.6%
Commercial Services 1.2%
Johnsondiversey Inc., senior sub. note B, 9.625%, 5/15/12	United States	$1,400,000	1,568,000
Johnsondiversey Hold Inc., senior disc. note, 144A, zero cpn. to 5/15/07, 10.67% thereafter, 5/15/13	United States	1,100,000	847,000
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	1,700,000	1,836,000

			4,251,000

Communications 5.7%
AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12	United States	1,700,000	2,002,854
Dobson Communications Corp., senior note, 10.875%, 7/01/10	United States	700,000	766,500
Dobson Communications Corp., senior note, 144A, 8.875%, 10/01/13	United States	1,000,000	1,017,500
Intelsat Ltd., 144A, 6.50%, 11/01/13	Bahamas	2,400,000	2,508,691
Millicom International Cellular, senior note, 144A, 10.00%, 12/01/13	Luxembourg	1,700,000	1,779,866
Nextel Communications Inc., senior note, 9.375%, 11/15/09	United States	500,000	547,500
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	2,500,000	2,700,000
Nextel Partners Inc., senior note, 12.50%, 11/15/09	United States	280,000	326,200
Rural Cellular Corp., senior note, 9.875%, 2/01/10	United States	1,700,000	1,819,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	800,000	856,000
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	1,700,000	1,836,000
US West Communications Inc., 6.875%, 9/15/33	United States	2,400,000	2,292,000
[b]WorldCom Inc. WorldCom Group, senior note, 6.95%, 8/15/06	United States	2,700,000	2,193,750

			20,645,861

FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Bonds (cont.)
Consumer Durables 1.7%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	$2,200,000	$2,497,000
General Motors, 8.25%, 7/15/23	United States	1,300,000	1,479,815
General Motors, 8.375%, 7/15/33	United States	1,000,000	1,164,303
Simmons, senior sub. note, 144A, 7.875%, 1/15/14	United States	1,100,000	1,111,000

			6,252,118

Consumer Non-Durables 1.6%
Philip Morris Cos. Inc., 7.75%, 1/15/27	United States	1,600,000	1,731,150
Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06	United States	1,200,000	792,000
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,700,000	1,776,500
Tyson Foods Inc., senior note, 8.25%, 10/01/11	United States	1,200,000	1,393,516

			5,693,166

Consumer Services 9.9%
Advanstar Communications, senior secured note, 144A, 10.75%, 8/15/10	United States	190,000	2,066,250
AOL Time Warner Inc., 6.75%, 4/15/11	United States	2,000,000	2,237,828
Aztar Corp., senior sub. note, 9.00%, 8/15/11	United States	1,100,000	1,212,750
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	700,000	801,500
CanWest Media Inc., senior note, 7.625%, 4/15/13	Canada	1,000,000	1,100,000
Cendant Corp., senior note, 7.375%, 4/15/13	United States	1,500,000	1,722,930
[b]Century Communications Corp., senior disc. note, B, zero cpn., 1/15/08	United States	700,000	430,500
Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10	United States	2,000,000	2,110,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	600,000	516,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,900,000	2,004,500
Dex Media East LLC, senior note, B, 12.125%, 11/15/12	United States	1,000,000	1,235,000
Dex Media West LLC, senior sub. note, 144A, 9.875% 8/15/13	United States	900,000	1,050,750
DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13	United States	1,800,000	2,097,000
EchoStar DBS Corp., senior note, 10.375%, 10/01/07	United States	1,200,000	1,321,500
EchoStar DBS Corp., senior note, 144A, 6.375%, 10/01/11	United States	1,400,000	1,442,000
Gaylord Entertainment Co, senior note, 144A, 8.00%, 11/15/03	United States	600,000	636,000
Hollywood Park, senior sub. note, B, 9.25%, 2/15/07	United States	1,900,000	1,976,000
Lin Television Corp., senior note, 8.00%, 1/15/08	United States	1,100,000	1,186,625
Lin Television Corp., senior sub. note, 144A, 6.50%, 5/15/13	United States	1,000,000	1,005,000
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	1,100,000	1,199,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 02/15/07	United States	2,400,000	2,730,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	1,700,000	1,506,625
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	2,300,000	2,254,000
Six Flags Inc., senior note, 8.875%, 2/01/10	United States	1,400,000	1,443,750
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	400,000	442,000

			35,727,508

Electronic Technology 1.0%
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	2,400,000	2,496,000
Semiconductor Note Part, jr sub. note, 144A, zero cpn., 8/04/11	United States	1,100,000	1,226,500

			3,722,500

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Bonds (cont.)
Energy Minerals 1.1%
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	$2,100,000	$2,226,000
Westport Resources Corp., senior sub. note, 8.25%, 11/01/11	United States	1,300,000	1,436,500
Westport Resources Corp., senior sub. note, 144A, 8.25%, 11/01/11	United States	400,000	442,000

			4,104,500

Finance 3.1%
Boston Properties Inc., senior note, 5.00%, 6/01/15	United States	2,000,000	1,914,240
Citigroup Inc., sub. note, 5.625%, 8/27/12	United States	1,000,000	1,057,452
Forest City Enterprises., senior note, 7.625%, 6/01/15	United States	1,500,000	1,599,375
General Electric Capital Corp., 6.75%, 3/15/32	United States	1,500,000	1,666,201
Host Marriott LP, senior note, 9.25%, 10/01/07	United States	2,000,000	2,245,000
JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13	United States	1,800,000	1,901,416
Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09	United Kingdom	900,000	949,500

			11,333,184

Health Services 1.4%
Healthsouth Corp., senior note, 8.50%, 2/01/08	United States	1,600,000	1,544,000
[b]Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08	United States	600,000	447,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	2,400,000	2,316,000
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	800,000	912,000

			5,219,000

Health Technology .3%
Wyeth, 6.45%, 2/01/24	United States	1,000,000	1,027,703

Industrial Services 2.1%
Allied Waste North America Inc., senior secured note, 144A, 6.50%, 11/15/10	United States	2,000,000	2,060,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	1,100,000	1,215,500
Great Lakes Dredge & Dock, senior sub. note, 144A, 7.75%, 12/15/13	United States	300,000	310,125
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,200,000	2,343,000
URS Corp., senior note, 11.50%, 9/15/09	United States	1,400,000	1,590,750

			7,519,375

Non-Energy Minerals .8%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	1,800,000	2,016,000
Oregon Steel Mills Inc., first mortgage, 10.00%, 7/15/09	United States	1,100,000	970,750

			2,986,750

Process Industries 5.2%
Buckeye Technologies Inc., senior note, 144A, 8.50%, 10/01/13	United States	1,400,000	1,505,000
Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09	United States	900,000	549,000
Georgia-Pacific Corp., senior note, 9.375%, 2/01/13	United States	2,100,000	2,425,500
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	900,000	924,750
Graham Packaging Co., senior sub. note, 144A, 8.75%, 1/15/08	United States	800,000	822,000
Graham Packaging Co., senior disc. note, B, 10.75%, 1/15/09	United States	400,000	415,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	3,500,000	1,706,250
IMC Global Inc., senior note, 144A, 10.875%, 8/01/13	United States	2,100,000	2,310,000
Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07	United States	1,000,000	1,060,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	1,400,000	1,533,000
Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13	United States	1,700,000	1,810,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,300,000	2,389,125
Stone Container Corp., senior note, 8.375%, 7/01/12	United States	1,200,000	1,308,000

			18,758,125

FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Bonds (cont.)
Producer Manufacturing 3.8%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	$2,000,000	$2,250,000
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	500,000	562,500
Cummins Inc., senior note, 144A, 9.50%, 12/01/10	United States	1,700,000	1,967,750
Hutchison Whampoa International Ltd., senior note, 144A, 6.25%, 1/24/14	Hong Kong	2,500,000	2,544,105
Fimep SA, senior note, 10.50%, 2/15/13	France	1,700,000	1,983,475
Motors & Gears, senior note, 10.75%, 11/15/06	United States	1,300,000	1,111,500
Norcraft Cos./Finance, senior sub. note, 144A, 9.00%, 11/01/11	United States	800,000	868,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	1,300,000	1,491,750
TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13	United States	700,000	827,750

			13,606,830

Retail Trade 1.2%
Delhaize America Inc., 9.00%, 4/15/31	United States	1,600,000	1,952,000
Kroger Co., senior note, 6.80%, 4/01/11	United States	700,000	784,557
Rite Aid Corp., 7.70%, 2/15/27	United States	1,800,000	1,656,000

			4,392,557

Transportation 1.2%
CP Ships Ltd., senior note, 10.375%, 7/15/12	United Kingdom	1,300,000	1,514,500
Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11	United States	1,400,000	1,589,000
United Air Lines, 7.73%, 7/01/10	United States	1,700,000	1,407,610

			4,511,110

Utilities 4.3%
AES Corp., senior secured note, 144A, 9.00%, 5/15/15	United States	1,900,000	2,156,500
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	2,200,000	2,156,000
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	2,000,000	2,070,000
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	2,200,000	2,230,250
Edison Mission, 9.875%, 4/15/11	United States	1,100,000	1,149,500
Firstenergy Corp., senior note, 7.375%, 11/15/31	United States	1,700,000	1,745,298
Utilicorp United Inc., senior note, 9.95%, 2/01/11	United States	1,900,000	2,037,750
Williams Cos., senior note, 8.625%, 6/01/10	United States	1,600,000	1,804,000

			15,349,298

Total Bonds (Cost $153,532,664)			165,100,585

Convertible Bonds 1.6%
Consumer Services .4%
[b]Adelphia Communications Corp., junior sub. note, cvt., 6.00%, 2/15/06	United States	450,000	198,000
Liberty Media Corp. into Motorola, senior deb., cvt., 3.50%, 1/15/31	United States	1,700,000	1,432,250

			1,630,250

Electronic Technology 1.2%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,100,000	1,215,500
Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08	Canada	2,200,000	2,092,750
SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07	United States	1,000,000	950,000

			4,258,250

Total Convertible Bonds (Cost $5,413,150)			5,888,500

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Other Mortgages/Asset Backed Securities 1.3%
Centex Home Equity Loan Trust, 1999-1, A4, 6.39%, 10/25/27	United States	$318,238	$329,820
Chase Funding Mortgage, Loan Asset Backed Certificates, CFAB, 2003-6, 4.499%, 8/25/2030	United States	2,200,000	2,202,967
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19	United States	16,819	17,025
Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	165,195	168,675
Morgan Stanley, 2003-HB1, D, 144A, 5.50%, 4/15/11	United States	792,000	759,330
Residential Asset Securities Corp., 2002-KS8, A4, 4.58%, 11/25/30	United States	1,000,000	1,023,018

Total Other Mortgages/Asset Backed Securities (Cost $4,453,423)			4,500,835

U.S. Government and Agency Securities 15.1%
Other U.S. Government and Agencies Securities 2.6%
FHLMC, 2.375%, 4/15/06	United States	1,700,000	1,707,652
FHLMC, 2.875%, 12/15/06	United States	1,430,000	1,441,266
FHLMC, 7.00%, 3/15/10	United States	300,000	350,523
FHLMC, 5.50%, 9/15/11	United States	300,000	323,049
FHLMC, 4.50%, 1/15/13	United States	1,580,000	1,574,911
FNMA, 6.00%, 12/15/05	United States	500,000	538,689
FNMA, 5.25%, 6/15/06	United States	900,000	963,310
FNMA, 5.00%, 1/15/07	United States	900,000	961,389
FNMA, 5.25%, 1/15/09	United States	250,000	269,359
FNMA, 6.625%, 11/15/10	United States	350,000	402,706
FNMA, 6.00%, 05/15/11	United States	500,000	555,003
FNMA, 6.625%, 11/15/30	United States	300,000	342,206

			9,430,063

U.S. Government Agencies/Mortgages 10.7%
FHLMC, 6.50%, 5/01/16	United States	67,998	72,044
FHLMC, 6.00%, 5/01/17	United States	119,795	125,746
FHLMC, 5.50%, 7/01/17	United States	238,871	247,837
FHLMC, 5.50%, 9/01/17	United States	256,006	265,615
FHLMC, 5.00%, 12/01/17	United States	368,238	375,493
FHLMC, 4.50%, 10/01/18	United States	497,549	498,224
[c]FHLMC, 4.50%, 1/01/19	United States	1,500,000	1,500,000
FHLMC, 7.00%, 9/01/21	United States	418,768	443,822
FHLMC, 6.50%, 12/01/23	United States	82,218	86,610
FHLMC, 6.50%, 11/01/27	United States	426,250	448,481
FHLMC, 7.50%, 3/01/30	United States	18,302	19,659
FHLMC, 7.00%, 4/01/30	United States	113,102	119,794
FHLMC, 7.50%, 8/01/30	United States	5,648	6,068
FHLMC, 7.50%, 7/01/31	United States	42,745	45,917
FHLMC, 6.50%, 10/01/31	United States	202,518	212,188
FHLMC, 7.00%, 1/01/32	United States	171,700	181,720
FHLMC, 6.50%, 6/01/32	United States	194,669	203,980
FHLMC, 7.00%, 6/01/32	United States	145,111	153,579
FHLMC, 6.50%, 7/01/32	United States	372,079	389,874
FHLMC, 6.00%, 1/01/33	United States	4,788,934	4,952,348
FHLMC, 5.50%, 3/01/33	United States	453,372	459,235
FHLMC, 5.00%, 5/01/33	United States	474,907	469,163
FHLMC, 5.00%, 6/01/33	United States	398,460	393,640
FHLMC, 5.50%, 6/01/33	United States	1,433,421	1,451,918
FHLMC, 5.00%, 7/01/33	United States	158,824	156,903
FHLMC, 5.50%, 7/01/33	United States	1,643,582	1,664,792
FHLMC, 5.00%, 9/01/33	United States	841,275	831,100

FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

U.S. Government and Agency Securities (cont.)
U.S. Government Agencies/Mortgages (cont.)
FHLMC, 5.00%, 10/01/33	United States	$2,405,839	$2,376,739
FHLMC, 5.50%, 10/01/33	United States	719,060	728,339
FHLMC, 5.50%, 11/01/33	United States	499,691	506,139
[c]FHLMC, 5.00%, 1/01/34	United States	1,300,000	1,283,344
FNMA, 7.00%, 5/01/12	United States	16,566	17,706
FNMA, 6.00%, 4/01/16	United States	25,079	26,341
FNMA, 6.00%, 7/01/16	United States	110,848	116,428
FNMA, 5.50%, 10/01/16	United States	29,511	30,628
FNMA, 5.00%, 10/01/17	United States	244,288	249,524
FNMA, 5.50%, 12/01/17	United States	244,781	254,005
FNMA, 5.00%, 6/01/18	United States	1,867,288	1,907,485
FNMA, 6.50%, 6/01/28	United States	713,325	747,123
FNMA, 7.00%, 2/01/29	United States	38,692	41,048
FNMA, 6.50%, 5/01/31	United States	181,185	189,551
FNMA, 6.50%, 8/01/31	United States	59,935	62,704
FNMA, 7.50%, 9/01/31	United States	130,936	139,957
FNMA, 6.50%, 12/01/31	United States	207,457	217,041
FNMA, 7.00%, 1/01/32	United States	39,710	42,057
FNMA, 6.50%, 4/01/32	United States	139,731	146,201
FNMA, 6.50%, 6/01/32	United States	50,855	53,210
FNMA, 6.50%, 8/01/32	United States	616,266	644,793
FNMA, 6.50%, 9/01/32	United States	146,193	152,947
FNMA, 6.00%, 4/01/33	United States	948,474	981,125
FNMA, 5.00%, 6/01/33	United States	942,475	933,431
FNMA, 5.50%, 8/01/33	United States	647,212	656,171
FNMA, 5.50%, 11/01/33	United States	1,980,035	2,007,443
GNMA, 7.50%, 1/20/28	United States	100,776	107,452
GNMA, 7.00%, 10/15/28	United States	529,089	564,962
GNMA, 7.00%, 2/15/29	United States	52,045	55,522
GNMA, 7.50%, 9/15/30	United States	21,241	22,805
GNMA, 6.50%, 4/15/31	United States	34,222	36,041
GNMA, 6.50%, 11/15/31	United States	89,273	94,196
GNMA, 6.50%, 1/20/32	United States	522,884	550,391
GNMA, 6.50%, 2/15/32	United States	29,186	30,780
GNMA, 6.50%, 2/20/32	United States	223,694	235,461
GNMA, 7.50%, 4/20/32	United States	455,357	485,095
GNMA, 6.50%, 5/20/32	United States	71,151	74,894
GNMA, 7.00%, 6/15/32	United States	123,053	131,175
GNMA, 5.50%, 1/15/33	United States	255,338	259,935
GNMA, 6.00%, 1/15/33	United States	787,500	819,394
GNMA, 6.50%, 1/20/33	United States	327,494	344,728
GNMA, 7.00%, 2/20/33	United States	2,439,618	2,592,997
GNMA, 5.50%, 6/15/33	United States	1,015,115	1,033,388
GNMA, 5.00%, 9/15/33	United States	299,006	296,051
GNMA, 5.00%, 11/20/33	United States	717,845	710,703
GNMA, SF, 8.00%, 6/15/26	United States	19,432	21,215

			38,754,415

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

U.S. Government and Agency Securities (cont.)
U.S. Government Securities 1.8%
U.S. Treasury Bond, 5.375%, 2/15/31	United States	$500,000		$521,582
U.S. Treasury Bond, 6.125%, 11/15/27	United States	150,000		169,160
U.S. Treasury Note, 1.625%,10/31/05	United States	700,000		699,126
U.S. Treasury Note, 2.00%, 5/15/06	United States	1,000,000		1,000,508
U.S. Treasury Note, 3.00%, 11/15/07	United States	1,500,000		1,513,361
U.S. Treasury Note, 4.00%, 11/15/12	United States	150,000		148,606
U.S. Treasury Note, 4.375%, 8/15/12	United States	1,570,000		1,601,646
U.S. Treasury Note, 5.625%, 5/15/08	United States	600,000		664,828

				6,318,817

Total U.S. Government and Agency Securities (Cost $54,079,332)				54,503,295

Foreign Government and Agency Securities 30.4%
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	983,000	AUD	755,231
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	1,321,000	AUD	1,079,587
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,570,000	AUD	1,196,288
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	3,820,000	AUD	2,927,823
Queensland Treasury Corp., 6.00%, 8/14/13	Australia	1,220,000	AUD	934,558
Republic of Austria, 4.00%, 7/15/09	Austria	700,000	EUR	896,176
Republic of Austria, 5.00%, 7/15/12	Austria	40,000	EUR	53,301
Republic of Austria, 4.65%, 1/15/18	Austria	1,500,000	EUR	1,900,921
Kingdom of Belgium, 4.75%, 9/28/06	Belgium	100,000	EUR	131,981
Kingdom of Belgium, 7.50%, 7/29/08	Belgium	146,000	EUR	214,746
Kingdom of Belgium, 5.00%, 9/28/12	Belgium	790,000	EUR	1,051,573
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	1,078,000		1,276,999
Republic of Bulgaria, Reg S, 8.25%, 1/15/15	Bulgaria	270,000		320,706
Government of Canada, 5.25%, 6/01/12	Canada	160,000	CAD	129,860
Republic of Colombia, 10.00%, 1/23/12	Colombia	320,000		351,301
Republic of Columbia, 10.75%, 1/15/13	Colombia	640,000		718,752
Republic of Colombia, 11.75%, 2/25/20	Colombia	1,110,000		1,322,958
Kingdom of Denmark, 5.00%, 8/15/05	Denmark	1,729,000	DKK	303,644
Kingdom of Denmark, 6.00%, 11/15/09	Denmark	2,390,000	DKK	448,898
Kingdom of Denmark, 5.00%, 11/15/13	Denmark	5,890,000	DKK	1,039,928
Government of Finland, 5.00%, 7/04/07	Finland	330,000	EUR	440,535
Government of Finland, 5.75%, 2/23/11	Finland	50,000	EUR	69,867
Government of Finland, 5.375%, 7/04/13	Finland	1,625,000	EUR	2,222,897
Government of France, 3.00%, 7/12/08	France	500,000	EUR	618,189
Government of France, 4.00%, 4/25/09	France	1,130,000	EUR	1,451,625
Government of France, 4.00%, 10/25/09	France	1,443,000	EUR	1,844,337
Government of France, 4.00%, 4/25/13	France	2,365,000	EUR	2,926,971
Bundesrepublik Deutschland Board, 3.75%, 1/04/09	Germany	1,070,000	EUR	1,362,738
Federal Republic of Germany, 6.00%, 7/04/07	Germany	580,000	EUR	798,524
Federal Republic of Germany, 4.50%, 7/04/09	Germany	192,000	EUR	252,157
Federal Republic of Germany, 5.00%, 7/04/11	Germany	551,000	EUR	736,514
Hellenic Republic, 6.50%, 10/22/19	Greece	1,000,000	EUR	1,488,711
Indonesia Recapital, 14.00%, 6/15/09	Indonesia	7,750,000,000	IDR	954,200
Indonesia Recapital, 13.15%, 3/15/10	Indonesia	13,925,000,000	IDR	1,661,576
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	Italy	300,000	EUR	424,495
Buoni Poliennali Del Tesoro, 6.75%, 2/01/07	Italy	130,000	EUR	181,357
Buoni Poliennali Del Tesoro, 4.50%, 5/01/09	Italy	80,000	EUR	104,854
Buoni Poliennali Del Tesoro, 5.50%, 11/01/10	Italy	43,000	EUR	59,116
United Mexican States, 8.625%, 3/12/08	Mexico	100,000		118,150
United Mexican States, 10.375%, 2/17/09	Mexico	134,000		170,012
United Mexican States, 9.875%, 2/01/10	Mexico	1,612,000		2,030,620
United Mexican States, 11.375%, 9/15/16	Mexico	1,612,000		2,293,876

FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Foreign Government and Agency Securities (cont.)
United Mexican States, 8.125%, 12/30/19	Mexico	$2,030,000		$2,272,341
United Mexican States, 8.00% 09/24/22	Mexico	280,000		305,060
United Mexican States, 11.50%, 5/15/26	Mexico	1,600,000		2,324,000
Government of Netherlands, 5.75%, 2/15/07	Netherlands	170,000	EUR	231,241
Government of Netherlands, 3.75%, 7/15/09	Netherlands	80,000	EUR	101,251
Government of Netherlands, 5.00%, 7/15/12	Netherlands	250,000	EUR	333,470
Government of Netherlands, 4.25% 7/15/13	Netherlands	90,000	EUR	113,158
Government of New Zealand, 8.00%, 11/15/06	New Zealand	300,000	NZD	208,764
Government of New Zealand, 7.00%, 7/15/09	New Zealand	4,590,000	NZD	3,176,605
Government of New Zealand, 6.00%, 11/15/11	New Zealand	1,600,000	NZD	1,058,231
Government of New Zealand, 6.50%, 4/15/13	New Zealand	4,010,000	NZD	2,740,241
Kingdom of Norway, 6.75%, 1/15/07	Norway	8,725,000	NOK	1,440,306
Kingdom of Norway, 5.50%, 5/15/09	Norway	6,800,000	NOK	1,093,021
Republic of Panama, 8.875%, 9/30/27	Panama	95,000		100,225
Republic of Panama, 9.375%, 4/01/29	Panama	75,000		84,516
Republic of Peru, 9.125%, 1/15/08	Peru	10,000		11,800
Republic of Peru, 9.875%, 2/06/15	Peru	380,000		442,820
Republic of Peru, FRN, 5.00%, 3/07/17	Peru	190,820		178,115
Republic of Philippines, 9.875%, 3/16/10	Philippines	630,000		698,544
Republic of Philippines, 9.00%, 2/15/13	Philippines	1,370,000		1,430,759
Republic of Philippines, 10.625%, 3/16/25	Philippines	2,542,000		2,804,144
Federation of Russia, 144A, 12.75%, 6/24/28	Russia	140,000		222,950
Federation of Russia, 5.00%, 3/31/30	Russia	5,030,000		4,866,525
Federation of Russia, Reg S, 11.00%, 7/24/18	Russia	840,000		1,138,683
Federation of Russia, Reg S, 5.00%, 3/31/30	Russia	7,105,000		6,826,129
Korea Treasury Bond, 4.75%, 3/12/08	South Korea	8,200,000,000	KRW	6,926,646
Republic of South Africa, 7.375%, 4/25/12	South Africa	30,000		33,759
Republic of South Africa, 8.50%, 6/23/17	South Africa	200,000		240,750
Bonos Y Oblig Del Estado, 3.25%, 1/31/05	Spain	573,000	EUR	730,777
Bonos Y Oblig Del Estado, 6.00%, 1/31/08	Spain	80,000	EUR	111,116
Bonos Y Oblig Del Estado, 5.15%, 7/30/09	Spain	210,000	EUR	284,374
Government of Spain, 10.15%, 1/31/06	Spain	58,000	EUR	84,037
Government of Spain, 4.80%, 10/31/06	Spain	100,000	EUR	132,480
Government of Spain, 5.00%, 7/30/12	Spain	350,000	EUR	466,461
Kingdom of Sweden, 6.00%, 2/09/05	Sweden	12,890,000	SEK	1,849,848
Kingdom of Sweden, 3.50%, 4/20/06	Sweden	6,400,000	SEK	891,709
Kingdom of Sweden, 6.50%, 5/05/08	Sweden	2,400,000	SEK	366,411
Kingdom of Sweden, 5.00%, 1/28/09	Sweden	13,685,000	SEK	1,976,035
Kingdom of Sweden, 5.50%, 10/08/12	Sweden	21,390,000	SEK	3,151,536
Kingdom of Sweden, 6.75%, 5/05/14	Sweden	9,710,000	SEK	1,562,995
Kingdom of Thailand, 6.00%, 3/05/05	Thailand	63,500,000	THB	1,687,850
Kingdom of Thailand, 8.50%, 10/14/05	Thailand	188,500,000	THB	5,328,524
Kingdom of Thailand, 4.125%, 2/12/08	Thailand	17,000,000	THB	455,564
Kingdom of Thailand, 8.50%, 12/08/08	Thailand	14,000,000	THB	446,209
Republic of Ukraine, 144A, 7.65%, 6/11/13	Ukraine	3,800,000		3,957,928
[c]Republic of Ukraine, Reg S, 11.00%, 3/15/07	Ukraine	98,001		109,487
Ukraine Republic Of, Reg S, 7.65%, 6/11/13	Ukraine	2,000,000		2,083,120
United Kingdom, 7.50%, 12/07/06	United Kingdom	332,000	GBP	643,394
Republic of Venezuela, 144A, 10.75%, 9/19/13	Venezuela	200,000		213,000
Republic of Venezuela, 9.25%, 9/15/27	Venezuela	2,137,000		1,948,014
[c]Republic of Vietnam, 4.00%, 3/12/16	Vietnam	700,000		647,500

Total Foreign Government and Agency Securities (Cost $98,561,433)				109,798,975

FSI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Municipal Bond (Cost $1,816,961) .5%
California St G.O., 5.5, 11/01/33	United States	$1,800,000	$1,843,758

Total Long Term Investments (Cost $326,292,464)			350,496,704

Short Term Investments (Cost $10,584,979) 2.9%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	10,584,979	10,584,979

Total Investments (Cost $336,877,443) 99.8%			361,081,683
Other Assets, less Liabilities .2%			706,386

Net Assets 100.0%			$361,788,069

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

THB - Thai Baht

[a]	Non-income producing.
[b]	The fund discontinues accruing income on defaulted securities. See Note 7.
[c]	See Note 1c regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[e]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$336,877,443

Value	361,081,683
Receivables:
Capital shares sold	320,598
Dividends and Interest	6,219,946

Total assets	367,622,227

Liabilities:
Payables:
Investment securities purchased	5,615,491
Capital shares redeemed	335
Affiliates	180,622
Other liabilities	37,710

Total liabilities	5,834,158

Net assets, at value	$361,788,069

Net assets consist of:
Undistributed net investment income	$12,709,647
Net unrealized appreciation (depreciation)	24,297,301
Accumulated net realized gain (loss)	586,184
Capital shares	324,194,937

Net assets, at value	$361,788,069

Class 1:
Net assets, at value	$359,947,225

Shares outstanding	29,599,047

Net asset value and offering price per share	$12.16

Class 2:
Net assets, at value	$1,840,844

Shares outstanding	152,749

Net asset value and offering price per share	$12.05

See notes to financial statements.

FSI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Dividends	$536,552
Interest	13,401,094

Total investment income	13,937,646

Expenses:
Management fees (Note 3)	878,257
Administrative fees (Note 3)	438,471
Distribution fees - Class 2 (Note 3)	1,617
Transfer agent fees	1,590
Custodian fees	32,166
Reports to shareholders	29,273
Professional fees	21,046
Trustees’ fees and expenses	2,512
Other	22,509

Total expenses	1,427,441

Net investment income	12,510,205

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,664,506
Foreign currency transactions	174,104

Net realized gain (loss)	3,838,610
Net unrealized appreciation (depreciation) on:
Investments	23,091,276
Translation of assets and liabilities denominated in foreign currencies	76,209

Net unrealized appreciation (depreciation)	23,167,485

Net realized and unrealized gain (loss)	27,006,095

Net increase (decrease) in net assets resulting from operations	$39,516,300

See notes to financial statements.

FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the year ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$ 12,510,205	$4,811,707
Net realized gain (loss) from investments and foreign currency transactions	3,838,610	(2,129,248)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	23,167,485	2,001,936

Net increase (decrease) in net assets resulting from operations	39,516,300	4,684,395
Distributions to shareholders from:
Net investment income:
Class 1	(5,519,539)	(29,968)
Class 2	(8,268)	(32)

Total distributions to shareholders	(5,527,807)	(30,000)
Capital share transactions: (Note 2)
Class 1	223,318,963	54,327,713
Class 2	1,519,523	153,014

Total capital share transactions	224,838,486	54,480,727
Net increase (decrease) in net assets	258,826,979	59,135,122
Net assets:
Beginning of year	102,961,090	43,825,968

End of year	$361,788,069	$102,961,090

Undistributed net investment income included in net assets:
End of year	$ 12,709,647	$4,835,092

See notes to financial statements.

FSI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	19,399,863	$219,913,794	5,630,598	$56,469,809
Shares issued in reinvestment of distributions	479,960	5,519,538	3,021	29,968
Shares redeemed	(188,670)	(2,114,369)	(220,896)	(2,172,064)

Net increase (decrease)	19,691,153	$223,318,963	5,472,723	$54,327,713

Class 2 Shares:
Shares sold	181,906	$2,090,164	18,004	$177,242
Shares issued in reinvestment of distributions	724	8,268	3	32
Shares redeemed	(50,283)	(578,909)	(2,460)	(24,260)

Net increase (decrease)	132,347	$1,519,523	15,547	$153,014

FSI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.425%	First $500 million
.325%	Over $500 million, up to and including $1 billion
.280%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund’s average daily net assets.

The Fund reimburses Distributors up to .25% per year of the average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distribution paid from ordinary income	$5,527,807	$30,000

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes was as follows:

Cost of Investments	$337,539,573

Unrealized appreciation	$24,944,158
Unrealized depreciation	(1,402,048)

Net unrealized appreciation (depreciation)	$23,542,110

Undistributed ordinary income	$13,740,612
Undistributed long-term capital gains	258,001

Distributable earnings	$13,998,613

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $335,384,810 and $103,414,082 respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $132,246 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 51.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At December 31, 2003, the value of these securities was $3,269,250 representing .9% of the Fund’s net assets. For information as to specific securities see the accompanying Statement of Investments.

8. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications, Century Communications, Magellan Health Services, and United Air Lines. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s Manager, while in possession on such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FSI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 9 as to which the date is February 12, 2004

FSI-24

FRANKLIN U.S. GOVERNMENT FUND

Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests primarily in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

This annual report for Franklin U.S. Government Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund’s performance was comparable to that of its benchmarks, the Lehman Brothers Intermediate U.S. Government Bond Index and the Lipper VIP General U.S. Government Funds Objective Average, which returned 2.29% and 2.32% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors strongly impacted the U.S. economy and markets. In general, uncertainty about the economy’s strength and geopolitical events pushed interest rates down during the first part of the year. The Iraq conflict weighed heavily on many investors’ minds, which helped interest rates decline. By mid-June, the 10-year U.S. Treasury yield fell to 3.13%, the lowest level in more than four decades. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, the refinancing activity, rising home values and stabilizing equity markets improved consumers’ net worths and allowed them to continue spending, which helped to keep the economy moving forward.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending improved in the latter half of 2003. Nonresidential fixed investment increased 12.8% annualized in the third quarter of 2003, the highest increase since the second quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FUS-1

helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.1% for the year. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and although prepayments slowed, prices for bond and other interest rate-sensitive investments declined.

Investment Strategy

We generally buy, and hold, high-quality income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and non-proprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

During the year under review, our commitment to our investment strategy provided positive returns through a portfolio of mortgage-backed securities, U.S. Treasuries and agency debentures. At period-end, the Fund’s largest allocation was to agency mortgage-backed securities, which have historically offered a yield premium over comparable duration Treasuries.

Based on our research, we believe that agency mortgage-backed securities historically have offered attractive risk-adjusted returns over the past 5-, 10- and 15-year time periods versus other areas of the fixed income and equity markets. Such time periods include multiple economic, credit, prepayment and interest rate cycles. Our strategy within mortgages was to use our proprietary research to uncover areas of the markets where we thought prepayment risk was mispriced. During periods of stable or rising interest rates, these sectors can outperform similar maturity, government-guaranteed sectors. For example, during the last six months of the reporting period the Lehman Brothers Mortgage-Backed Securities Index returned 1.45%, while the Lehman Brothers U.S. Treasury Index returned -1.45%.2

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Investment Holdings

Franklin U.S. Government Fund

12/31/03

% of Total Net Assets

Mortgage-Backed Securities	76.2%

Agency Securities	24.1%

Short-Term Investments & Other Net Assets less Liabilities	-0.3%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-2

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-3

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin U.S. Government Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+2.43%	+6.09%	+6.43%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin U.S. Government Fund – Class 1, the Lehman Brothers Intermediate U.S. Government Bond Index and the Lipper VIP General U.S. Government Funds Objective Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001		2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.61	$13.16	$13.16		$11.78	$13.89

Income from investment operations:
Net investment income[a]	.51	.71	.80	[d]	.79	.83
Net realized and unrealized gains (losses)	(.18)	.57	.17	[d]	.60	(.96)

Total from investment operations	.33	1.28	.97		1.39	(.13)

Less distributions from net investment income	(.72)	(.83)	(.97)		(.01)	(1.98)

Net asset value, end of period	$13.22	$13.61	$13.16		$13.16	$11.78

Total return[b]	2.43%	10.08%	7.62%		11.82%	(.94)%
Ratios/supplemental data
Net assets, end of period (000’s)	$311,864	$382,663	$392,453		$424,513	$515,033
Ratios to average net assets:
Expenses	.53%	.54%	.53%		.52%	.51%
Net investment income	3.79%	5.34%	6.06%	[d]	6.48%	6.25%
Portfolio turnover rate	72.09%	86.86%	35.94%		6.28%	7.90%
Portfolio turnover rate excluding mortgage dollar rolls[c]	23.26%	38.47%	29.09%		—	—

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]See	Note 1(e) regarding mortgage dollar rolls.
[d]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001		2000	1999[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.49	$13.08	$13.11		$11.78	$13.89

Income from investment operations:
Net investment income[a]	.46	.66	.75	[d]	.77	.77
Net realized and unrealized gains (losses)	(.16)	.57	.18	[d]	.57	(.92)

Total from investment operations	(.30)	1.23	.93		1.34	(.15)

Less distributions from net investment income	(.71)	(.82)	(.96)		(.01)	(1.96)

Net asset value, end of period	$13.08	$13.49	$13.08		$13.11	$11.78

Total return[b]	2.21%	9.77%	7.37%		11.39%	(1.10)%
Ratios/supplemental data
Net assets, end of period (000’s)	$240,065	$136,875	$23,356		$3,961	$1,877
Ratios to average net assets:
Expenses	.78%	.79%	.78%		.77%	.77% [f]
Net investment income	3.54%	5.09%	5.69%	[d]	6.22%	5.95% [f]
Portfolio turnover rate	72.09%	86.86%	35.94%		6.28%	7.90%
Portfolio turnover rate excluding mortgage dollar rolls[c]	23.26%	38.47%	29.09%		—	—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[e]	For the period January 6, 1999 (effective date) to December 31, 1999.
[f]	Annualized.

See notes to financial statements.

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2003

	PRINCIPAL AMOUNT	VALUE

Mortgage-Backed Securities 76.2%
Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate .3%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 3.882%, 6/01/22	$729,838	$755,240
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 3.662%, 2/01/19	823,344	852,350

		1,607,590

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 11.9%
FHLMC, 5.00%, 6/01/33 - 12/01/33	10,957,425	10,824,889
[a]FHLMC, 5.00%, 1/01/34	5,000,000	4,935,940
FHLMC, 5.50%, 7/01/33 - 10/01/33	3,999,999	4,051,617
[a]FHLMC, 6.00%, 1/01/31	7,540,000	7,811,590
FHLMC, 6.00%, 1/01/24 - 9/01/33	8,306,095	8,592,609
FHLMC, 6.50%, 6/01/08 - 7/01/32	8,668,339	9,108,170
FHLMC, 7.00%, 4/01/24 - 10/01/32	7,688,466	8,145,057
FHLMC, 7.50%, 11/01/22 - 5/01/24	487,210	526,784
FHLMC, 8.00%, 1/01/17 - 5/01/22	198,932	217,206
FHLMC, 8.50%, 4/01/18 - 7/01/31	10,697,573	11,589,689

		65,803,551

Federal National Mortgage Association (FNMA) Adjustable Rate 1.4%
FNMA, Cap 12.490%, Margin 2.00% + CMT, Resets Annually, 3.246%, 2/01/19	985,532	1,010,880
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 3.433%, 9/01/18	1,248,074	1,289,185
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 4.298%, 7/01/19	943,060	950,210
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 3.371%, 1/01/18	3,827,264	3,938,059
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 6.433%, 3/01/20	354,087	366,479

		7,554,813

Federal National Mortgage Association (FNMA) Fixed Rate 8.3%
FNMA, 5.50%, 6/01/16 - 11/01/33	21,707,567	22,134,293
FNMA, 6.00%, 8/01/17 - 11/01/31	8,208,015	8,598,454
[a]FNMA, 6.00%, 1/01/29	5,170,000	5,344,488
FNMA, 6.50%, 1/01/24 - 8/01/32	3,909,179	4,100,297
FNMA, 7.00%, 5/01/24 - 9/01/31	1,372,288	1,454,156
FNMA, 7.50%, 4/01/23 - 8/01/25	594,691	638,137
FNMA, 8.00%, 7/01/16 - 2/01/25	1,100,261	1,202,817
FNMA, 8.50%, 10/01/19 - 8/01/21	41,593	45,612
[a]FNMA, 9.00%, 10/01/26	2,047,147	2,283,427

		45,801,681

Government National Mortgage Association (GMNA) Fixed Rate 54.3%
[a]GNMA I, 5.00%, 1/01/34	5,000,000	4,954,690
[a]GNMA I, 5.50%, 1/15/33	4,000,000	4,067,500
[a]GNMA I, 6.00%, 1/01/31	4,000,000	4,157,500
GNMA I, SF, 5.00%, 8/15/33 - 11/20/33	41,808,836	41,411,864
GNMA I, SF, 5.50%, 11/15/28 - 7/20/33	62,193,215	63,309,265
GNMA I, SF, 6.00%, 11/15/23 - 11/15/33	30,524,501	31,790,506
GNMA I, SF, 6.50%, 5/15/23 - 2/15/33	61,037,216	64,417,071
GNMA I, SF, 7.00%, 3/15/22 - 11/20/32	48,456,502	51,619,367
GNMA I, SF, 7.25%, 5/15/22 - 11/15/25	1,578,870	1,668,177
GNMA I, SF, 7.50%, 2/15/17 - 5/20/33	7,947,537	8,552,662
GNMA I, SF, 8.00%, 4/15/05 - 6/15/24	2,689,282	2,954,171
GNMA I, SF, 8.25%, 4/15/25	218,304	238,922
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24	819,997	904,565

FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT	VALUE

Mortgage-Backed Securities (cont.)
Government National Mortgage Association (GMNA) Fixed Rate (cont.)
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21	$490,776	$549,413
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21	832,353	932,517
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21	877,235	988,357
GNMA II, 6.50%, 12/20/27 - 3/20/28	3,807,750	4,014,145
GNMA II, 7.50%, 11/20/16 - 11/20/26	2,712,036	2,903,668
GNMA II, 8.00%, 7/20/16 - 8/20/26	255,798	278,842
GNMA II, 9.50%, 4/20/25	54,366	60,676
[a]GNMA II, 6.00%, 1/01/30	9,829,589	10,198,199

		299,972,077

Total Mortgage-Backed Securities (Cost $412,390,569)		420,739,712

Other Agency Securities 24.1%
Federal Farm Credit Bank, 4.45%, 8/27/10	15,000,000	15,289,575
Federal Farm Credit Bank, 4.50%, 7/09/07	10,000,000	10,509,070
Federal Home Loan Bank, 2.25%, 5/15/06	25,000,000	25,019,975
Federal Home Loan Bank, 2.625%, 5/15/07	15,000,000	14,878,905
Federal Home Loan Bank, 4.875%, 05/15/07	5,000,000	5,318,370
FICO, Strip, Series 12, zero cpn., 12/06/14	13,569,000	7,802,596
FICO, Strip, Series 16, zero cpn., 10/05/10	4,745,000	3,580,847
Housing and Urban Development, 96-A, 7.625%, 8/01/14	5,000,000	5,407,810
Housing and Urban Development, 96-A, 7.66%, 8/01/15	5,000,000	5,406,360
Small Business Administration, 3.60%, 6/25/19	1,099,195	1,145,580
Small Business Administration, 3.875%, 3/25/18	1,488,187	1,564,056
Small Business Administration, 6.00%, 9/01/18	6,545,636	7,023,025
Small Business Administration, 6.45%, 12/01/15	2,268,104	2,450,669
Small Business Administration, 6.70%, 12/01/16	2,466,613	2,693,231
Small Business Administration, 6.85%, 7/01/17	2,806,698	3,085,119
Student Loan Marketing Association, zero cpn., 5/15/14	15,000,000	6,901,095
Tennessee Valley Authority, 5.88%, 4/01/36	10,000,000	10,993,360
Tennessee Valley Authority, Strip, zero cpn., 4/15/42	6,000,000	4,112,731

Total Other Agency Securities (Cost $125,808,418)		133,182,374

Total Long Term Investments (Cost $538,198,987)		553,922,086

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT	VALUE

Repurchase Agreements (Cost $39,025,037) 7.1%
[b]Joint Repurchase Agreement, .873%, 1/02/04, (Maturity Value $39,026,930)	$39,025,037	$39,025,037
ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,635,749)
Banc of America Securities LLC (Maturity Value $3,635,749)
Barclays Capital Inc. (Maturity Value $2,596,460)
Bear, Stearns & Co. Inc. (Maturity Value $2,077,403)
BNP Paribas Securities Corp. (Maturity Value $3,635,749)
Deutsche Bank Securities Inc. (Maturity Value $3,635,749)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,635,749)
Goldman, Sachs & Co. (Maturity Value $2,077,403)
Greenwich Capital Markets Inc. (Maturity Value $3,635,749)
Lehman Brothers Inc. (Maturity Value $3,189,672)
Morgan Stanley & Co. Inc. (Maturity Value $3,635,749)
UBS Securities LLC (Maturity Value $3,635,749)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments Before Allowance for Paydowns 107.4%		592,947,123
[c]Allowance for Paydowns		(430,237)

Total Investments (Cost $577,224,024) 107.4%		592,516,886
Other Assets, less Liabilities (7.4%)		(40,588,523)

Net Assets 100.0%		$551,928,363

[a]	See Note 1(c) regarding securities purchases on a to-be-announced basis.
[b]	See Note 1(b) regarding joint repurchase agreement.
[c]	See Note 1(d) regarding allowance for paydowns.

See notes to financial statements.

FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$577,224,024

Value	$592,516,886
Receivables:
Investment securities sold	170,702
Capital shares sold	665,164
Interest	3,093,932

Total assets	596,446,684

Liabilities:
Payables:
Investment securities purchased	43,581,938
Capital shares redeemed	556,857
Affiliates	329,683
Other liabilities	49,843

Total liabilities	44,518,321

Net assets, at value	$551,928,363

Net assets consist of:
Undistributed net investment income	$25,304,961
Net unrealized appreciation (depreciation)	15,292,862
Accumulated net realized gain (loss)	(11,284,736)
Capital shares	522,615,276

Net assets, at value	$551,928,363

Class 1:
Net assets, at value	$311,863,814

Shares outstanding	23,587,836

Net asset value per share	$13.22

Class 2:
Net assets, at value	$240,064,549

Shares outstanding	18,353,162

Net asset value and maximum offering price per share	$13.08

See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Interest	$23,790,309

Expenses:
Management fees (Note 3)	2,732,761
Distribution fees - Class 2 (Note 3)	499,178
Transfer agent fees	3,492
Custodian fees	5,881
Reports to shareholders	96,293
Professional fees	23,675
Trustees’ fees and expenses	5,447
Other	36,684

Total expenses	3,403,411

Net investment income	20,386,898

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	3,046,596
Net unrealized appreciation (depreciation) on investments	(10,903,820)

Net realized and unrealized gain (loss)	(7,857,224)

Net increase (decrease) in net assets resulting from operations	$12,529,674

See notes to financial statements.

FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$20,386,898	$24,218,463
Net realized gain (loss) from investments	3,046,596	3,804,636
Net unrealized appreciation (depreciation) on investments	(10,903,820)	15,233,412

Net increase (decrease) in net assets resulting from operations	12,529,674	43,256,511
Distributions to shareholders from:
Net investment income:
Class 1	(18,596,320)	(22,736,492)
Class 2	(10,519,204)	(3,744,993)

Total distributions to shareholders	(29,115,524)	(26,481,485)
Capital share transactions: (Note 2)
Class 1	(60,577,726)	(23,721,662)
Class 2	109,553,750	110,675,553

Total capital share transactions	48,976,024	86,953,891
Net increase (decrease) in net assets	32,390,174	103,728,917
Net assets:
Beginning of year	519,538,189	415,809,272

End of year	$551,928,363	$519,538,189

Undistributed net investment income included in net assets:
End of year	$25,304,961	$25,975,527

See notes to financial statements.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Franklin U.S. Government Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 90% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Allowance for Paydowns

The Fund provides estimates, based on historical experience, for anticipated paydown. The allowance is recorded as a reduction or increase to net assets as noted on the Statement of Investments and is included in the unrealized appreciation/depreciation shown on the accompanying financial statements.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FUS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	429,090	$5,692,469	2,108,070	$27,924,326
Shares issued in reinvestment of distributions	1,410,949	18,596,320	1,762,519	22,736,492
Shares redeemed	(6,372,407)	(84,866,515)	(5,568,427)	(74,382,480)

Net increase (decrease)	(4,532,368)	$(60,577,726)	(1,697,838)	$(23,721,662)

Class 2 Shares:
Shares sold	10,564,288	$140,491,586	9,927,016	$131,615,360
Shares issued in reinvestment of distributions	806,069	10,519,204	292,349	3,744,993
Shares redeemed	(3,162,095)	(41,457,040)	(1,859,896)	(24,684,800)

Net increase (decrease)	8,208,262	$109,553,750	8,359,469	$110,675,553

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.50%	over $100 million, up to and including $250 million
.45%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $10,480,690, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
2005	$169,754
2008	5,752,213
2011	4,558,723

$10,480,690

On December 31, 2003, the Fund had expired capital loss carryovers of $826,481, which were reclassified to paid-in capital.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $756,064. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$29,115,524	$26,481,485
Long term capital gain	—	—

	$29,115,524	$26,481,485

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income and undistributed long term capital gains for income tax purposes was as follows:

Cost of investments	$577,836,150

Unrealized appreciation	16,233,390
Unrealized depreciation	(1,552,654)

Net unrealized appreciation (depreciation)	$14,680,736

Undistributed ordinary income	$26,869,109
Undistributed long term capital gains	—

Distributable earnings	$26,869,109

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $708,557,705 and $395,801,222, respectively.

FUS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Government Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FUS-18

FRANKLIN ZERO COUPON FUND 2005

Fund Goal and Primary Investments: Franklin Zero Coupon Fund 2005 seeks as high an investment return as is consistent with capital preservation. The Fund invests primarily in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

This annual report for Franklin Zero Coupon Fund 2005 covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmarks, the Merrill Lynch 5-Year Zero Coupon Bond Index and Merrill Lynch 2-Year Zero Coupon Bond Index, which returned 2.57% and 2.31% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors strongly impacted the U.S. economy and markets. In general, uncertainty about the economy’s strength and geopolitical events pushed interest rates down during the first part of the year. The Iraq conflict weighed heavily on many investors’ minds, which helped interest rates decline. By mid-June, the 10-year U.S. Treasury yield fell to 3.13%, the lowest level in more than four decades. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, the refinancing activity, rising home values and stabilizing equity markets improved consumers’ net worths and allowed them to continue spending, which helped to keep the economy moving forward.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending improved in the latter half of 2003. Nonresidential fixed investment increased 12.8% annualized in the third quarter of 2003, the highest increase since the second quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FZ5-1

benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.1% for the year. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and although prepayments slowed, prices for bond and other interest rate-sensitive investments declined.

Investment Strategy

In selecting investments for the Fund, we seek to keep the average duration of the Fund to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment.

Manager’s Discussion

During periods of rising interest rates, such as those experienced over the latter half of 2003, investors tend to see fixed income portfolios with shorter durations outperform those with longer durations. This trend continued during the reporting period, and Franklin Zero Coupon Fund 2005 benefited during the latter half of the period from its relatively short duration.

Thank you for your participation in Franklin Zero Coupon Fund 2005. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ5-2

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Zero Coupon Fund 2005 – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+2.01%	+5.33%	+6.77%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Zero Coupon Fund 2005 – Class 1, the Merrill Lynch 5-Year Zero Coupon Bond Index and the Merrill Lynch 2-Year Zero Coupon Bond Index, as well as the Consumer Price Index (CPI). The Merrill Lynch 2-Year Zero Coupon Bond Index is included to reflect the portfolio’s changing duration as it moves toward its 2005 target date. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2005 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FZ5-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Highlights

	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.43	$16.02	$15.88	$14.51	$17.74

Income from investment operations:
Net investment income[a]	.87	.94	.94	.93	.98
Net realized and unrealized gains (losses)	(.53)	.61	.42	.84	(2.01)

Total from investment operations	.34	1.55	1.36	1.77	(1.03)

Less distributions from:
Net investment income	(.80)	(1.02)	(1.04)	(.01)	(2.10)
Net realized gains	(.06)	(.12)	(.18)	(.39)	(.10)

Total distributions	(.86)	(1.14)	(1.22)	(.40)	(2.20)

Net asset value, end of year	$15.91	$16.43	$16.02	$15.88	$14.51

Total return[b]	2.01%	10.11%	8.93%	12.56%	5.88%
Ratios/supplemental data
Net assets, end of year (000’s)	$76,371	$71,051	$60,233	$62,288	$65,895
Ratios to average net assets:
Expenses	.68%	.68%	.68%	.66%	.65%
Net investment income	5.40%	5.85%	5.87%	6.27%	5.93%
Portfolio turnover rate	5.07%	12.63%	2.02%	32.88%	15.87%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FZ5-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Statement of Investments, December 31, 2003

	PRINCIPAL AMOUNT	VALUE

U.S. Government and Agency Securities 92.6%
FHLB, Strip, A-1, 2/25/04	$800,000	$798,460
FICO, Strip, 3/26/05	5,000,000	4,901,310
FICO, Strip, 10/06/05	11,400,000	11,009,653
FICO, Strip, 1, 5/11/05	3,500,000	3,420,844
FICO, Strip, 19, 12/06/05	10,000,000	9,602,390
FNMA, Strip, 2/12/06	250,000	234,634
FNMA, Strip, 2/12/08	120,000	105,043
FNMA, Strip, 1, 8/01/04	450,000	445,378
FNMA, Strip, 1, 2/12/05	1,000,000	976,779
FNMA, Strip, 1, 8/12/05	875,000	844,980
FNMA, Strip, 1, 2/01/06	4,307,000	4,047,921
FNMA, Strip, 1, 8/01/06	530,000	489,873
FNMA, Strip, 1, 2/01/08	1,730,000	1,489,762
REFCO, Strip, 1/15/06	6,500,000	6,238,681
REFCO, Strip, 4/15/06	3,000,000	2,854,728
Tennessee Valley Authority, Strip, 10/15/04	6,200,000	6,125,284
Tennessee Valley Authority, Strip, 4/15/05	2,260,000	2,210,282
Tennessee Valley Authority, Strip, 10/15/05	1,000,000	963,392
U.S. Treasury, Strip, 2/15/06	500,000	480,635
U.S. Treasury, Strip, 2/15/06	14,000,000	13,440,798

Total U.S. Government and Agency Securities (Cost $64,942,959)		70,680,827

Other Securities - AAA Rated (Cost $1,410,702) 1.9%
Exxon Capital Corp., 11/15/04	1,500,000	1,482,150

Other Securities - A+ Rated (Cost $3,246,426) 4.3%
Diageo PLC, 1/06/04	3,250,000	3,251,917

Total Long term Investments before Repurchase Agreement (Cost $69,600,087)		75,414,894

Repurchase Agreements (Cost $1,029,122) 1.3%

[a]Joint Repurchase Agreement, .873%, 1/02/04 (Maturity Value $1,029,172)

ABN AMRO Bank, N.V., New York Branch (Maturity Value $95,878)

Banc of America Securities LLC (Maturity Value $95,878)

Barclays Capital Inc. (Maturity Value $68,471)

Bear, Stearns & Co. Inc. (Maturity Value $54,783)

BNP Paribas Securities Corp. (Maturity Value $95,878)

Deutsche Bank Securities Inc. (Maturity Value $95,878)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $95,878)

Goldman, Sachs & Co. (Maturity Value $54,783)

Greenwich Capital Markets Inc. (Maturity Value $95,878)

Lehman Brothers Inc. (Maturity Value $84,111)

Morgan Stanley & Co. Inc. (Maturity Value $95,878)

UBS Securities LLC (Maturity Value $95,878)

Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

	1,029,122	1,029,122

Total Investments (Cost $70,629,209) 100.1%		76,444,016
Other Assets, less Liabilities .1%		(72,706)

Net Assets 100.0%		$76,371,310

aSee Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FZ5-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$70,629,209

Value	76,444,016
Receivables for capital shares sold	6,131

Total assets	76,450,147

Liabilities:
Payables:
Capital shares redeemed	15,027
Affiliates	40,317
Professional fees	14,668
Reports to shareholders	7,000
Other liabilities	1,825

Total liabilities	78,837

Net assets, at value	$76,371,310

Net assets consist of:
Undistributed net investment income	$4,060,597
Net unrealized appreciation (depreciation)	5,814,807
Accumulated net realized gain (loss)	(14,066)
Capital shares	66,509,972

Net assets, at value	$76,371,310

Shares outstanding	4,799,566

Net asset value and offering price per share	$15.91

See notes to financial statements.

FZ5-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Interest	$4,570,434

Expenses:
Management fees (Note 3)	469,705
Transfer agent fees	512
Custodian fees	1,196
Reports to shareholders	14,045
Professional fees	17,402
Trustees’ fees and expenses	743
Other	5,646

Total expenses	509,249

Net investment income	4,061,185

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(14,066)
Net unrealized appreciation (depreciation) on investments	(2,556,128)

Net realized and unrealized gain (loss)	(2,570,194)

Net increase (decrease) in net assets resulting from operations	$1,490,991

See notes to financial statements.

FZ5-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002
Increase (decrease) in net assets:
Operations:
Net investment income	$4,061,185	$3,638,913
Net realized gain (loss) from investments	(14,066)	257,652
Net unrealized appreciation (depreciation) on investments	(2,556,128)	1,993,444

Net increase (decrease) in net assets resulting from operations	1,490,991	5,890,009
Distributions to shareholders from:
Net investment income	(3,640,052)	(3,567,547)
Net realized gains	(256,386)	(432,090)

Total distributions to shareholders	(3,896,438)	(3,999,637)
Capital share transactions (Note 2)	7,725,408	8,928,215

Net increase (decrease) in net assets	5,319,961	10,818,587
Net assets:
Beginning of year	71,051,349	60,232,762

End of year	$76,371,310	$71,051,349

Undistributed net investment income included in net assets:
End of year	$4,060,597	$3,639,961

See notes to financial statements.

FZ5-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Franklin Zero Coupon Fund – 2005 (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, 100% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FZ5-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Shares sold	1,007,335	$16,303,259	950,914	$15,344,598
Shares issued in reinvestment of distributions	243,985	3,896,438	258,041	3,999,637
Shares redeemed	(775,693)	(12,474,289)	(645,333)	(10,416,020)

Net increase (decrease)	475,627	$7,725,408	563,622	$8,928,215

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FZ5-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $14,066 which may be carried over to offset future capital gains. Such losses expire in 2011.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$3,661,014	$3,839,357
Long term capital gains	235,424	160,280

	$3,896,438	$3,999,637

Net investment income and net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

At December 31, 2003, the cost of investments, the net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes was as follows:

Cost of investments	$70,629,112

Unrealized appreciation	5,814,904
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$5,814,904

Undistributed ordinary income	$4,060,501
Undistributed long term capital gains	—

Distributable earnings	$4,060,501

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $7,058,790 and $3,778,835, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

FZ5-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FZ5-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Zero Coupon Fund—2005 (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FZ5-13

FRANKLIN ZERO COUPON FUND 2010

Fund Goal and Primary Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund invests primarily in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmarks, the Merrill Lynch 10-Year Zero Coupon Bond Index and the Merrill Lynch 5-Year Zero Coupon Bond Index, which returned 2.61% and 2.57% for the year under review.1

Economic and Market Overview

During the year ended December 31, 2003, many factors strongly impacted the U.S. economy and markets. In general, uncertainty about the economy’s strength and geopolitical events pushed interest rates down during the first part of the year. The Iraq conflict weighed heavily on many investors’ minds, which helped interest rates decline. By mid-June, the 10-year U.S. Treasury yield fell to 3.13%, the lowest level in more than four decades. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, the refinancing activity, rising home values and stabilizing equity markets improved consumers’ net worths and allowed them to continue spending, which helped to keep the economy moving forward.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending improved in the latter half of 2003. Nonresidential fixed investment increased 12.8% annualized in the third quarter of 2003, the highest increase since the second quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FZ10-1

benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.1% for the year. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and although prepayments slowed, prices for bond and other interest rate-sensitive investments declined.

Investment Strategy

In selecting investments for the Fund, we seek to keep the average duration of the Fund to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment.

Manager’s Discussion

Declining interest rates early in the period benefited Fund performance. However, during periods of rising interest rates, such as those experienced over the latter half of 2003, investors tend to see fixed income portfolios with shorter durations outperform those with longer durations. This occurred and dampened Fund performance during the latter half of the year.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ10-2

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Zero Coupon Fund 2010 – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+3.59%	+6.49%	+8.49%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Franklin Zero Coupon Fund 2010 – Class 1, the Merrill Lynch 10-Year Zero Coupon Bond Index and the Merrill Lynch 5-Year Zero Coupon Bond Index, as well as the Consumer Price Index (CPI). The Merrill Lynch 5-Year Zero Coupon Bond Index is included to reflect the portfolio’s changing duration as it moves toward its 2010 target date. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FZ10-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.61	$15.33	$16.50	$14.15	$19.05

Income from investment operations:
Net investment income[a]	.82	.87	.92	0.94	.99
Net realized and unrealized gains (losses)	(.20)	2.03	(.06)	1.67	(3.24)

Total from investment operations	.62	2.90	.86	2.61	(2.25)

Less distributions from:
Net investment income	(.68)	(.95)	(1.21)	(.02)	(2.14)
Net realized gains	—	(.67)	(.82)	(.24)	(.51)

Total distributions	(.68)	(1.62)	(2.03)	(.26)	(2.65)

Net asset value, end of year	$16.55	$16.61	$15.33	$16.50	$14.15

Total return[b]	3.59%	20.10%	5.62%	18.72%	(12.24)%
Ratios/supplemental data
Net assets, end of year (000’s)	$72,833	$68,489	$51,002	$56,720	$66,049
Ratios to average net assets:
Expenses	.65%	.68%	.68%	.65%	.65%
Net investment income	4.77%	5.48%	5.73%	6.28%	5.83%
Portfolio turnover rate	38.37%	19.03%	23.68%	34.39%	19.30%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FZ10-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Highlights (continued)

Class 2
Period Ended
12/31/2003[c]
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$17.39

Income from investment operations:
Net investment income[a]	.49
Net realized and unrealized gains (losses)	(.68)

Total from investment operations	(.19)
Less distributions from net investment income	(.68)

Net asset value, end of period	$16.52

Total return[b]	3.40%
Ratios/supplemental data
Net assets, end of period (000’s)	$11,649
Ratios to average net assets:
Expenses	.90%
Net investment income	4.52%
Portfolio turnover rate	38.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 12, 2003 (effective date) to December 31, 2003.

See notes to financial statements.

FZ10-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Statement of Investments, December 31, 2003

	PRINCIPAL AMOUNT	VALUE

U.S. Government and Agency Securities 89.5%
FHLMC, Strip, 7/15/10	$11,150,000	$8,522,001
FHLMC, Strip, 1/15/11	10,629,000	7,887,760
FICO, Strip, 19, 6/06/10	9,800,000	7,516,737
FICO, Strip, A, 8/08/10	7,000,000	5,319,062
FNMA, Strip, 8/12/09	1,975,000	1,595,508
FNMA, Strip, 8/01/10	8,250,000	6,118,390
FNMA, Strip, 8/12/10	1,230,000	933,250
REFCO, Strip, 10/15/10	10,000,000	7,627,140
SLMA, zero cpn., 5/15/14	8,650,000	3,979,631
Tennessee Valley Authority, Strip, 1/01/10	412,000	318,109
Tennessee Valley Authority, Strip, 4/15/10	12,000,000	9,181,068
Tennessee Valley Authority, Strip, 10/15/10	1,320,000	983,632
Tennessee Valley Authority, Strip, 1/15/11	10,669,000	7,802,133
Tennessee Valley Authority, Strip, 10/15/11	7,295,000	5,084,484
U.S. Treasury, Strip, 2/15/11	3,671,000	2,761,004

Total U.S. Government and Agency Securities (Cost $65,688,173)		75,629,909

Other Securities – AAA Rated 9.2%
International Bank for Reconstruction and Development, 2/15/11	1,392,000	990,180
International Bank for Reconstruction and Development, 2/15/12	2,800,000	1,864,430
International Bank for Reconstruction and Development, 2/15/13	3,287,000	2,050,585
International Bank for Reconstruction and Development, 8/15/13	4,100,000	2,471,529
International Bank for Reconstruction and Development, Series 2, 2/15/11	500,000	355,668

Total Other Securities – AAA Rated (Cost $6,529,530)		7,732,392

Total Long Term Investments (Cost $72,217,703)		83,362,301

[a]Repurchase Agreements (Cost $585,733) .7%
Joint Repurchase Agreement, .873%, 1/02/04 (Maturity Value $585,761)	585,733	585,733
ABN AMRO Bank, N.V., New York Branch (Maturity Value $54,570)
Banc of America Securities LLC (Maturity Value $54,570)
Barclays Capital Inc. (Maturity Value $38,971)
Bear, Stearns & Co. Inc. (Maturity Value $31,180)
BNP Paribas Securities Corp. (Maturity Value $54,570)
Deutsche Bank Securities Inc. (Maturity Value $54,570)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $54,570)
Goldman, Sachs & Co. (Maturity Value $31,180)
Greenwich Capital Markets Inc. (Maturity Value $47,870)
Lehman Brothers Inc. (Maturity Value $54,570)
Morgan Stanley & Co. Inc. (Maturity Value $54,570)
UBS Securities LLC (Maturity Value $54,570)
Collateralized by U.S. Treasury Bills, Notes, Bonds, and U.S. Government Agency Securities

Total Investments (Cost $72,803,436) 99.4%		83,948,034
Other Assets, less Liabilities .6%		534,155

Net Assets 100.0%		$84,482,189

[a]	See Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FZ10-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$72,803,436

Value	83,948,034
Receivables for capital shares sold	629,812

Total assets	84,577,846

Liabilities:
Payables:
Capital shares redeemed	23,619
Affiliates	49,093
Reports to shareholders	4,646
Professional fees	15,751
Other liabilities	2,548

Total liabilities	95,657

Net assets, at value	$84,482,189

Net assets consist of:
Undistributed net investment income	$3,892,403
Net unrealized appreciation (depreciation)	11,144,598
Accumulated net realized gain (loss)	(594,118)
Capital shares	70,039,306

Net assets, at value	$84,482,189

Class 1:
Net assets, at value	$72,833,266

Shares outstanding	4,401,745

Net asset value and offering price per share	$16.55

Class 2:
Net assets, at value	$11,648,923

Shares outstanding	705,228

Net asset value and offering price per share	$16.52

FZ10-7

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
Interest	$4,435,911

Expenses:
Management fees (Note 3)	494,783
Distribution fees – Class 2 (Note 3)	11,039
Transfer agent fees	506
Custodian fees	805
Reports to shareholders	12,940
Professional fees	18,439
Trustees’ fees and expenses	760
Other	6,632

Total expenses	545,904

Net investment income	3,890,007

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(141,473)
Net unrealized appreciation (depreciation) on investments	(1,454,844)

Net realized and unrealized gain (loss)	(1,596,317)

Net increase (decrease) in net assets resulting from operations	$2,293,690

See notes to financial statements.

FZ10-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements (continued)

Statements of Changes in Net Assets

For the year ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$3,890,007	$3,095,573
Net realized gain (loss) from investments	(141,473)	(432,337)
Net unrealized appreciation (depreciation) on investments	(1,454,844)	7,466,700

Net increase (decrease) in net assets resulting from operations	2,293,690	10,129,936
Distributions to shareholders from:
Net investment income:
Class 1	(3,089,057)	(3,019,579)
Class 2	(3,871)	—
Net realized gains-Class 1	—	(2,117,685)

Total distributions to shareholders	(3,092,928)	(5,137,264)
Capital share transactions: (Note 2)
Class 1	5,013,338	12,494,918)
Class 2	11,778,876	—

Total capital share transactions	16,792,214	12,494,918
Net increase (decrease) in net assets	15,992,976	17,487,590
Net assets:
Beginning of year	68,489,213	51,001,623

End of year	$84,482,189	$68,489,213

Undistributed net investment income included in net assets:
End of year	$3,892,403	$3,095,324

See notes to financial statements.

FZ10-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Franklin Zero Coupon Fund-2010 (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 86% of the total Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FZ10-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

Effective May 12, 2003, the Fund offers two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated as Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,372,218	$23,091,741	2,523,146	$40,144,293
Shares issued in reinvestment of distributions	180,120	3,089,057	347,582	5,137,264
Shares redeemed	(1,273,553)	(21,167,460)	(2,073,783)	(32,786,639)

Net increase (decrease)	278,785	$5,013,338	796,945	$12,494,918

Class 2 Shares:
Shares sold	1,043,127	$17,281,578
Shares issued in reinvestment of distributions	226	3,871
Shares redeemed	(338,125)	(5,506,573)

Net increase (decrease)	705,228	$11,778,876

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FZ10-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisors, FT Services provides administrative services to the Fund. The fee is paid by the Fund’s investment manager based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $573,310 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$274,229
2011	299,081

$573,310

At December 31, 2003, the Fund deferred capital losses occurring subsequent to October 31, 2003 of $501. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from:
Ordinary Income	$3,092,928	$3,247,895
Long term capital gain	—	1,889,369

	$3,092,928	$5,137,264

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of Investments	$72,821,002

Unrealized appreciation	$11,147,342
Unrealized depreciation	(20,310)

Net unrealized appreciation (depreciation)	$11,127,032

Undistributed ordinary income	$3,889,659
Undistributed long-term capital gains	—

Distributable earnings	$3,889,659

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003, aggregated $43,557,857 and $30,210,251, respectively.

FZ10-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FZ10-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Zero Coupon Fund—2010 (the Fund) (one of the Funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FZ10-14

MUTUAL DISCOVERY SECURITIES FUND

Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund invests mainly in U.S. and foreign equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies.

This annual report for Mutual Discovery Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. Compared with its benchmarks over the same period, the Fund slightly outperformed the Standard & Poor’s 500 Composite Index’s (S&P 500’s) 28.67% return but underperformed the Morgan Stanley Capital International (MSCI) World Index’s 33.76% return.1

Economic and Market Overview

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. Consequently, domestic and foreign equity markets generally performed well.

Investment Strategy

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines the purchase of undervalued equities with investments in distressed debt and risk arbitrage. We build the bulk of the portfolio by investing in undervalued common stock — stocks where we believe we are buying assets at a substantial discount to intrinsic or business value. We focus on situations where we believe there is limited downside risk, and the potential for substantial long-term appreciation; we believe successful investing is as much about avoiding and containing losses as it is about generating gains. We augment the Fund’s equity portfolio with investments in distressed securities and bankruptcy situations. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on situations where we believe there is limited risk and substantial upside potential. Lastly, the Fund will invest in arbitrage situations, another highly specialized field. In arbitrage investing, we generally seek to invest in companies in the process of being acquired, or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

We will migrate the Fund’s capital toward the areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund’s assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund’s assets in cash or high-quality, short-term debt instruments when other invest -

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities

12/31/03

% of Total Net Assets

Tobacco	8.9%

Insurance	8.1%

Media	7.4%

Beverages	7.0%

Metals & Mining	6.3%

Food Products	5.7%

Diversified Financial Services	4.9%

Commercial Banks	4.4%

Chemicals	3.4%

Diversified Telecommunication Services	3.1%

ment opportunities are not sufficiently compelling. As a global fund, Mutual Discovery Securities Fund will seek out opportunities around the world, with an emphasis on developed markets — markets where we believe the political risks are low and potential returns are attractive. We will generally seek to hedge the Fund’s currency exposure when we believe it is advantageous to do so, in order to focus our efforts on analyzing business fundamentals and assessing the value of the company’s assets and liabilities.

Manager’s Discussion

Several of the most significant contributors to the Fund’s performance during the year under review were from our distressed portfolio, such as NTL, International Steel Group (ISG), Telewest Communications and Adelphia Communications. In January 2003, NTL emerged from bankruptcy. In the process, our bonds were converted into the new company’s equity, and share prices subsequently rose. ISG was formed to purchase selected steel assets from bankrupt U.S. steel companies. ISG went public in December 2003, resulting in investment appreciation. Telewest and Adelphia bond prices rose as the companies progressed through their respective bankruptcy processes.

Within equities, White Mountains Insurance Group was one of the Fund’s largest contributors during the period. Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the P&C insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, we believe White Mountains utilized its much-improved balance sheet and industry knowledge to acquire insurance companies we believe are undervalued or capital-constrained and to increase exposure to what we feel are its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

Also contributing positively to the Fund was SES Global, which offers global satellite services primarily to broadcasters, cable television networks and broadband telecommunications companies. We purchased most of the Fund’s position in a single block trade from another company, which was divesting non-core holdings to shore up its balance

Top 10 Equity Holdings

Mutual Discovery Securities Fund

12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.2%
Insurance, U.S.

British American Tobacco PLC	3.1%
Tobacco, U.K.

Altadis SA	2.0%
Tobacco, Spain

Newmont Mining Corp.	2.0%
Metals & Mining, U.S.

Vinci SA	2.0%
Construction & Engineering, France

Groupe Danone	2.0%
Food Products, France

Imperial Tobacco Group PLC	1.9%
Tobacco, U.K.

NTL Inc.	1.6%
Diversified Telecommunication Services, U.K.

Diageo PLC	1.6%
Beverages, U.K.

Liberty Media Corp., A	1.6%
Media, U.S.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

sheet. This is an excellent example of a situation where keeping a cash reserve enabled the Fund to take advantage of an opportunity that arose quickly. As SES generated improved free cash flow, reduced balance sheet debt and signed contracts for additional satellite capacity, and as the technical pressure due to the forced sale abated, the company’s shares rose, resulting in a Fund gain.

Detracting from Fund performance during the reporting period were Allied Domecq (sold by year-end), one of the world’s largest spirits and wine companies; Abitibi-Consolidated, a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq’s stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi’s shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf, which owns leading skin care brand Nivea, had been the subject of takeover speculation earlier in the year. Beiersdorf’s shares declined after the company’s major shareholders announced it would remain independent and not be sold.

Because the Fund generally hedges its foreign currency exposure, periods of a rising U.S. dollar should benefit relative performance, but a falling dollar should dampen relative performance, as was the case in 2003. Because we believed there were structural imbalances that placed the dollar at risk, we reduced the Fund’s hedges in 2003, which helped the Fund’s relative performance. We remained underhedged at year-end (we consider approximately 85% to be fully hedged).

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Discovery Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (11/8/96)

Average Annual Total Return	+29.19%	+10.02%	+9.11%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (11/8/96–12/31/03)

The graph compares the performance of Mutual Discovery Securities Fund – Class 1, the S&P 500 and the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.06	$12.56	$14.55	$13.57	$11.29

Income from investment operations:
Net investment income[a]	.19	.19	.24	.26	.17
Net realized and unrealized gains (losses)	3.01	(1.28)	(.08)	1.14	2.48

Total from investment operations	3.20	(1.09)	.16	1.40	2.65

Less distributions from:
Net investment income	(.22)	(.19)	(.30)	(.42)	(.37)
Net realized gains	—	(.22)	(1.85)	—	—

Total distributions	(.22)	(.41)	(2.15)	(.42)	(.37)

Net asset value, end of year	$14.04	$11.06	$12.56	$14.55	$13.57

Total return[b]	29.19%	(9.06)%	.39%	10.45%	23.76%

Ratios/supplemental data
Net assets, end of year (000’s)	$134,332	$122,011	$164,527	$191,051	$202,777
Ratios to average net assets:*
Expenses[c]	1.04%	1.03%	1.02%	1.02%	1.01%
Net investment income	1.48%	1.55%	1.76%	1.80%	1.42%
Portfolio turnover rate	41.52%	47.46%	64.58%	74.77%	104.69%
*Ratios to average net assets, excluding dividend expense on securities sold short: Expenses	1.01%	1.02%	1.00%	.98%	.99%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[d]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.97	$12.50	$14.50	$13.54	$11.65

Income from investment operations:
Net investment income[a]	.13	.16	.13	.22	.11
Net realized and unrealized gains (losses)	3.02	(1.29)	.01	1.14	2.15

Total from investment operations	3.15	(1.13)	.14	1.36	2.26

Less distributions from:
Net investment income	(.22)	(.18)	(.29)	(.40)	(.37)
Net realized gains	—	(.22)	(1.85)	—	—

Total distributions	(.22)	(.40)	(2.14)	(.40)	(.37)

Net asset value, end of year	$13.90	$10.97	$12.50	$14.50	$13.54

Total return[b]	28.99%	(9.40)%	.24%	10.21%	19.68%

Ratios/supplemental data
Net assets, end of year (000’s)	$160,371	$37,241	$5,681	$1,035	$413
Ratios to average net assets:*
Expenses[c]	1.29%	1.28%	1.27%	1.27%	1.27%	[e]
Net investment income	1.23%	1.30%	1.03%	1.59%	.94%	[e]
Portfolio turnover rate	41.52%	47.46%	64.58%	74.77%	104.69%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.26%	1.27%	1.25%	1.23%	1.27%[e]

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests 79.6%
Aerospace & Defense .5%
Northrop Grumman Corp.	United States	16,200	$1,548,720

Airlines
[a]Atlantic Coast Airlines Holdings Inc.	United States	1,800	17,820

Auto Components .4%
NGK Spark Plug Co. Ltd.	Japan	7,000	56,760
Trelleborg AB, B	Sweden	72,941	1,186,066

			1,242,826

Beverages 7.0%
Brown-Forman Corp., A	United States	3,700	358,715
Brown-Forman Corp., B	United States	10,780	1,007,391
[a]Carlsberg AS, A	Denmark	3,500	144,076
Carlsberg AS, B	Denmark	77,700	3,580,190
Coca-Cola Enterprises Inc.	United States	15,500	338,985
Diageo PLC	United Kingdom	355,440	4,676,758
Fomento Economico Mexicano SA de CV Femsa, ADR	Mexico	60,300	2,223,864
Heineken Holding NV, A	Netherlands	67,110	2,296,537
Kirin Brewery Co. Ltd.	Japan	24,900	212,360
Molson Inc., A	Canada	59,200	1,653,798
Orkla ASA	Norway	173,270	3,880,656
Pepsi Bottling Group Inc.	United States	9,500	229,710

			20,603,040

Biotechnology
[a]SICOR Inc.	United States	1,600	43,520

Capital Markets .5%
C.I. Fund Management Inc.	Canada	124,800	1,355,923

Chemicals 3.4%
Akzo Nobel NV	Netherlands	48,130	1,857,692
Givaudan AG	Switzerland	6,750	3,503,942
MG Technologies AG	Germany	103,800	1,453,305
Solvay SA	Belgium	29,070	2,520,891
Syngenta AG	Switzerland	10,460	704,522

			10,040,352

Commercial Banks 4.5%
Allied Irish Banks PLC	Irish Republic	276,700	4,425,525
[a]Banca Nazionale del Lavoro SpA	Italy	224,600	536,853
Bank of Ireland	Irish Republic	171,170	2,329,622
Danske Bank	Denmark	101,550	2,382,571
DNB NOR ASA	Norway	371,340	2,481,070
Fleet Boston Financial Corp.	United States	5,500	240,075
KeyCorp	United States	24,800	727,136
[a,b]Nippon Investment LLC	Japan	477,000	181,260

			13,304,112

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Commercial Services & Supplies .7%
[a]Alderwoods Group Inc.	United States	26,228	$247,068
[a]Cendant Corp.	United States	45,300	1,008,831
Republic Services Inc.	United States	37,100	950,873

			2,206,772

Computers & Peripherals
[a]DecisionOne Corp.	United States	5,288	10,576

Construction & Engineering 2.0%
Vinci SA	France	70,180	5,811,449

Construction Materials .8%
Ciments Francais SA	France	22,650	1,585,614
RMC Group PLC	United Kingdom	56,800	709,225

			2,294,839

Diversified Financial Services 4.9%
Brascan Corp., A	Canada	92,700	2,850,045
E-L Financial Corp. Ltd.	Canada	7,400	1,732,250
[a,b]Elephant Capital Holdings Ltd.	Japan	746	745,500
Euronext	Netherlands	82,200	2,080,921
[a]Irish Life & Permanent PLC	Irish Republic	147,300	2,368,914
[a,b]Leucadia National Corp.	United States	34,780	1,523,190
Pargesa Holdings SA	Switzerland	1,147	3,060,522

			14,361,342

Diversified Telecommunication Services 3.1%
[a,b,c]AboveNet Inc.	United States	3,103	92,948
BCE Inc.	Canada	46,400	1,037,694
Chunghwa Telecom Co. Ltd., ADR	Taiwan	55,045	798,152
Global Crossing Holdings Ltd., Contingent Equity Distribution	United States	2,239,973	1,959
[a]Global Crossing Ltd.	United States	3,405	112,370
[a]Koninklijke KPN NV	Netherlands	174,400	1,346,276
[a,b]NTL Inc.	United Kingdom	30,150	1,997,814
[a]NTL Inc.	United Kingdom	39,981	2,788,675
[a]Spectrasite Inc.	United States	25,062	870,905
[a]XO Communications Inc.	United States	49,930	212,203

			9,258,996

Electric Utilities 1.0%
E.ON AG	Germany	25,950	1,699,778
[a,b]PG & E Corp., wts., 9/02/06	United States	667	16,664
[a]Reliant Resources Inc.	United States	164,000	1,207,040

			2,923,482

Food & Staples Retailing .4%
[a]Kroger Co.	United States	42,600	788,526
[a]Safeway Inc.	United States	16,200	354,942

			1,143,468

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Food Products 5.7%
Cadbury Schweppes PLC	United Kingdom	402,627	$2,956,942
Farmer Brothers Co.	United States	4,200	1,307,250
Groupe Danone	France	35,475	5,790,193
[a]Koninklijke Numico NV	Netherlands	46,100	1,274,030
Lotte Confectionary Co. Ltd.	South Korea	2,812	1,058,483
Nestle SA	Switzerland	17,360	4,337,368
Weetabix Ltd., A	United Kingdom	1,200	113,854

			16,838,120

Gas Utilities .2%
Tokyo Gas Co. Ltd.	Japan	173,800	619,498

Health Care Equipment & Supplies .1%
Amersham PLC	United Kingdom	21,800	298,740

Health Care Providers & Services 1.1%
[a]AdvancePCS	United States	2,200	115,852
HCA Inc.	United States	15,100	648,696
[a,c]Kindred Healthcare Inc.	United States	28,754	1,419,901
[a,c]Kindred Healthcare Inc., Jul. 47.50 Calls, 7/11/11	United States	46	20,608
[a,c]Kindred Healthcare Inc., Jan. 52.00 Calls, 1/01/12	United States	7	—
[a,c]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	5,258	122,280
[a,c]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	13,145	275,355
[a]Laboratory Corp. of America Holdings	United States	5,100	188,445
[a]Mid Atlantic Medical Services Inc.	United States	1,600	103,680
[a]Rotech Healthcare Inc.	United States	8,060	185,380
[a]Wellpoint Health Networks Inc.	United States	1,200	116,388

			3,196,585

Hotels Restaurants & Leisure .2%
Cara Operations Ltd.	Canada	500	2,782
Cara Operations Ltd., A	Canada	27,000	147,928
[a]FHC Delaware Inc.	United States	49,920	392,870

			543,580

Household Products .4%
KAO Corp.	Japan	65,300	1,328,301

Insurance 8.2%
[a]Alleghany Corp.	United States	3,614	804,115
[a]Berkshire Hathaway Inc., A	United States	45	3,791,250
[a]Berkshire Hathaway Inc., B	United States	2,000	5,630,000
Guinness Peat Group PLC	New Zealand	271,000	332,721
Hartford Financial Services Group Inc.	United States	32,000	1,888,960
IPC Holdings Ltd.	Bermuda	15,500	603,570
John Hancock Financial Services Inc.	United States	9,000	337,500
[a]Montpelier Re Holdings Ltd.	Bermuda	4,857	178,252
Old Republic International Corp.	United States	54,300	1,377,048
[a,b]Olympus Re Holdings Ltd.	Bermuda	2,140	338,484
Prudential Financial Inc.	United States	33,200	1,386,764
Travelers Property Casualty Corp., A	United States	164,050	2,752,759
United Fire & Casualty Co.	United States	14,700	593,292
White Mountains Insurance Group Inc.	United States	6,200	2,851,690
[b]White Mountains Insurance Group Inc.	United States	2,796	1,221,719

			24,088,124

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
IT Services .1%
Comdisco Contingent Equity Distribution	United States	2,066,357	$7,646
[a]Comdisco Holding Co., Inc.	United States	1	40
[a]Concord EFS Inc.	United States	10,300	152,852

			160,538

Leisure Equipment & Products .7%
Agfa Gevaert NV	Belgium	25,090	715,230
Nintendo Co. Ltd.	Japan	13,300	1,241,019

			1,956,249

Machinery .9%
Alfa Laval AB	Sweden	80,700	1,228,114
[a]Schindler Holding AG	Switzerland	4,100	1,001,172
[a]Schindler Holding AG, Reg D	Switzerland	1,800	499,212

			2,728,498

Media 7.1%
Astral Media Inc., A	Canada	70,900	1,538,979
Dow Jones & Co. Inc.	United States	2,000	99,700
E.W. Scripps Co., A	United States	8,200	771,948
[a]EchoStar Communications Corp., A	United States	25,500	867,000
Gannett Co. Inc.	United States	3,700	329,892
[a]JC Decaux SA	France	40,325	659,198
Lagardere SCA	France	40,510	2,338,727
[a]Liberty Media Corp., A	United States	391,846	4,659,049
McGraw-Hill Cos. Inc.	United States	3,200	223,744
[a]NTL Europe Inc.	United Kingdom	10,535	105
NV Holdingsmig de Telegraaf	Netherlands	45,878	1,047,416
Omnicom Group Inc.	United States	4,500	392,985
SES Global, FDR	Luxembourg	381,600	3,850,656
Torstar Corp., B	Canada	46,500	1,043,889
[a]TVMAX Holdings Inc.	United States	3,535	8,837
Washington Post Co., B	United States	3,821	3,023,939

			20,856,064

Metals & Mining 6.3%
Anglo American PLC	United Kingdom	101,000	2,182,327
[a]Apollo Gold Corp.	Canada	93,900	215,085
[a]Ashanti Goldfields Co. Ltd., GDR, Reg S	Ghana	15,100	196,904
Barrick Gold Corp.	Canada	75,900	1,723,689
Falconbridge Ltd.	Canada	2,400	58,243
[a]Glamis Gold Ltd.	Canada	39,200	675,857
Gold Fields Ltd.	South Africa	31,900	456,397
Impala Platinum Holdings Ltd.	South Africa	24,500	2,128,839
[a,b]International Steel Group	United States	128,899	4,267,524
Newmont Mining Corp.	United States	119,700	5,818,617
Noranda Inc.	Canada	18,200	289,425
Pechiney SA, A	France	500	30,588
Placer Dome Inc.	Canada	25,100	450,042
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	2,000	32,798
[a]Wheaton River Minerals Ltd.	Canada	51,498	154,225
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	20,700	37,002

			18,717,562

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIEs FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Multi-Utilities & Unregulated Power .7%
Suez SA	France	100,365	$2,016,668

Oil & Gas 2.5%
BP PLC	United Kingdom	158,600	1,286,153
BP PLC, ADR	United Kingdom	9,000	444,150
Eni SpA	Italy	67,710	1,277,676
Lukoil Holdings, ADR	Russia	4,000	372,320
Norsk Hydro ASA	Norway	6,500	401,072
Occidental Petroleum Corp.	United States	5,700	240,768
[a]Southwest Royalties Inc., A	United States	3,410	102,295
Suncor Energy Inc.	Canada	2,200	55,330
Total SA, B	France	12,324	2,291,319
Total SA, B, ADR	France	9,670	894,571
Yukos Corp., ADR	Russia	3,200	136,800

			7,502,454

Paper & Forest Products 1.0%
Abitibi-Consolidated Inc.	Canada	97,900	785,624
Potlatch Corp.	United States	63,100	2,193,987

			2,979,611

Personal Products .4%
Beiersdorf AG	Germany	9,200	1,127,371

Pharmaceuticals 1.3%
Merck & Co. Inc.	United States	29,000	1,339,800
Takeda Chemical Industries Ltd.	Japan	48,785	1,934,648
Wyeth	United States	11,000	466,950

			3,741,398

Real Estate 1.6%
American Financial Realty Trust	United States	5,400	92,070
[a]Canary Wharf Group PLC	United Kingdom	185,900	891,046
iStar Financial Inc.	United States	42,200	1,641,580
[a,b]Security Capital European Realty	Luxembourg	4,563	33,994
a.bTorre Mayor Investments, LP	Mexico	10	800,000
Ventas Inc.	United States	55,600	1,223,200

			4,681,890

Road & Rail 1.1%
Canadian National Railway Co.	Canada	20,400	1,294,486
Florida East Coast Industries Inc., A	United States	33,300	1,102,230
Norfolk Southern Corp.	United States	40,500	957,825

			3,354,541

Specialty Retail
New Look Group	United Kingdom	19,300	107,451

Thrifts & Mortgage Finance 1.2%
Freddie Mac	United States	37,000	2,157,840
Greenpoint Financial Corp.	United States	2,946	104,053
Hudson City Bancorp Inc.	United States	26,600	1,015,588

			3,277,481

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS		VALUE

Common Stocks and Other Equity Interests (cont.)
Tobacco 8.9%
Altadis SA	Spain	205,115		$5,821,251
Altria Group Inc.	United States	16,700		908,814
British American Tobacco PLC	United Kingdom	663,675		9,148,239
Gallaher Group PLC	United Kingdom	72,170		775,174
Gallaher Group PLC, ADR	United Kingdom	1,000		42,540
Imperial Tobacco Group PLC	United Kingdom	285,417		5,620,356
ITC Ltd.	India	65,968		1,423,535
KT&G Corp.	South Korea	25,000		434,326
KT&G Corp., GDR, 144A	South Korea	222,090		1,949,950

				26,124,185

Trading Companies & Distributors .3%
Compania de Distribucion Intefral Logista SA	Spain	30,900		954,517

Transportation Infrastructure .4%
[a]Laidlaw International Inc.	United States	48,203		666,647
Peninsular & Oriental Steam Navigation Co.	United Kingdom	93,800		386,209

				1,052,856

Total Common Stocks and Other Equity Interests (Cost $178,954,864)				234,419,519

Preferred Stocks .5%
Electric Utilities
[a]Montana Power Co., 8.45%, pfd.	United States	2,880		34,560

Food Products .1%
Unilever NV, pfd.	Netherlands	43,200		310,050

Insurance .1%
United Fire & Casualty Co., 6.375%, cvt. pfd.	United States	5,300		153,700

Media .3%
News Corp. Ltd., ADR, pfd.	Australia	34,100		1,031,525
NTL Europe Inc., 10.00%, A, pfd.	United Kingdom	4,660		38,329

				1,069,854

Total Preferred Stocks (Cost $1,409,776)				1,568,164

		PRINCIPAL AMOUNT[f]
Corporate Bonds & Notes 2.8%
Calpine Constructor Finance,
8.50%, 8/26/11	United States	$274,000		284,960
First Priority Term Loan, 8/26/09	United States	225,000		236,250
Calpine Corp., 144A, 9.875%, 12/01/11	United States	634,000		654,605
Charter Communications Operating LLC, Bank Claim	United States	357,000		344,505
DecisionOne Corp., Term Loan	United States	160,202		112,142
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	160,314	GBP	209,500
12/31/25, Tier 3	United Kingdom	254,024	GBP	250,109
Stabilization Advance S8, Tier 2	United Kingdom	117,813	GBP	40,072
Eurotunnel SA,
5.28%, 12/31/18, Tier 2 (Pibor)	France	17,565	EUR	16,174
12/31/18, Tier 2 (Libor)	France	39,763	EUR	36,613
12/31/25, Tier 3 (Libor)	France	82,595	EUR	57,300

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Corporate Bonds & Notes (cont.)
Eurotunnel SA, (cont.)
Stabilization Advance S6, Tier 1 (Pibor)	France	10,849	EUR	$2,600
Stabilization Advance S6, Tier 2 (Libor)	France	21,402	EUR	5,129
Stabilization Advance S7, Tier 1 (Pibor)	France	36,561	EUR	8,762
Healthsouth Corp.,
8.50%, 2/01/08	United States	285,000		275,025
7.00%, 6/15/08	United States	148,000		138,750
8.375%, 10/01/11	United States	97,000		92,150
7.625%, 6/01/12	United States	730,000		686,200
cvt., 3.25%, 4/01/03	United States	531,000		515,070
Marconi Corp., 10.00%, 10/31/08	United Kingdom	71,367		79,217
Marconi PLC, 8.00%, 4/30/08	United Kingdom	365,215		357,911
Mirant Mid-Atlantic LLC,
8.625%, 6/30/12	United States	162,669		163,584
9.125%, 6/30/17	United States	80,508		80,558
10.06%, 12/30/28	United States	152,964		154,589
[b]MP Finance Ltd., 5.00%, 8/28/07	Japan	2,227,000		2,271,540
Providian Financial Corp, cvt., zero cpn., 2/15/21	United States	644,000		307,510
Seton House Finance Ltd., 2/07/12	United Kingdom	2,553,000	EUR	740,653
Teco Panda,
Bank Claim #2	United States	432,100		308,951
Debt Service Reserve L/C Loan	United States	24,800		17,732
Project L/C Loan Facility	United States	62,000		44,330
TVMAX Holdings Inc., PIK, 14.00%, 2/01/06	United States	16,306		16,306

Total Corporate Bonds & Notes (Cost $7,549,565)				8,508,797

Bonds & Notes in Reorganization 6.7%
[d]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,638,000		2,453,340
8.125%, 7/15/03	United States	219,000		203,670
7.50%, 1/15/04	United States	80,000		74,000
9.50%, 2/15/04	United States	13,844		12,944
10.50%, 7/15/04	United States	124,000		117,180
10.25%, 11/01/06	United States	159,000		148,665
8.375%, 2/01/08	United States	245,000		229,687
7.75%, 1/15/09	United States	210,000		196,350
7.875%, 5/01/09	United States	117,000		107,640
9.375%, 11/15/09	United States	110,000		104,500
10.25%, 6/15/11	United States	250,000		237,500
[d]AES Drax Holdings Ltd.,
10.41%, 12/31/20	Cayman Islands	2,317,000		2,038,960
9.07%, 12/31/25	Cayman Islands	220,000	GBP	340,667
[d]Aiken Cnty SC Indl Rev Ref Beloit, 6.00%, 12/01/11	United States	20,000		100
[d]Air Canada Inc.,
6.75%, 2/02/04	Canada	55,000	CAD	15,535
9.00%, 6/01/06	Canada	100,000	CAD	28,632
10.00%, 6/01/06	Canada	254,000	EUR	136,163
7.25%, 10/01/07	Canada	187,000	CAD	51,010
10.25%, 3/15/11	Canada	1,830,000		745,725
Bank Claim	Canada	625,300	CAD	174,198
Bank Claim	Canada	11,338,000	JPY	40,202
Term Loan	Canada	425,300		157,361
zero cpn., 7/31/05	Canada	454,546		175,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[d]Century Communications Corp.,
9.50%, 3/01/05	United States	$15,000		$14,550
8.875%, 1/15/07	United States	11,000		10,725
8.375%, 12/15/07	United States	20,000		19,550
zero cpn., 3/15/03	United States	223,000		198,470
[d]Dow Corning Corp., 9.375%, 2/01/08	United States	300,000		654,000
[d]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	162,000		907
8.70%, 6/15/22	United States	159,000		906
7.25%, 12/15/25	United States	232,000		1,322
6.875%, 2/15/27	United States	216,000		1,210
Stipulated Bank Claim	United States	250,450		1,377
[d]Metromedia Fiber Network Inc.,
14.00%, 3/15/07	United States	880,000		466,400
10.00%, 11/15/08	United States	577,000		39,669
senior note 10.00%, 12/15/09	United States	575,000		40,969
senior note 10.00%, 12/15/09	United States	280,000	EUR	26,488
[d]Mirant Corp.,
Tranche C Revolver	United States	313,706		194,498
4 Year Revolver, 7/17/05	United States	258,149		201,356
364 Day Revolver	United States	448,600		264,674
[d]Northwestern Corp.,
8.75%, 3/15/12	United States	359,000		325,792
6.95%, 11/15/28	United States	191,000		171,184
[d]NRG Energy Inc.,
7.625%, 2/01/06	United States	250,000		141,250
6.75%, 7/15/06	United States	431,000		243,515
7.50%, 6/15/07	United States	245,000		139,650
7.50%, 6/01/09	United States	230,000		131,100
8.25%, 9/15/10	United States	287,000		167,895
7.75%, 4/01/11	United States	31,000		17,825
8.00%, 11/01/13	United States	1,550,000		891,250
8.70%, 3/15/20	United States	20,000		11,600
8.625%, 4/01/31	United States	226,000		132,210
Revolver	United States	1,000,101		620,062
[d]Owens Corning, Revolver	United States	1,969,266		1,476,949
[d]Parmalat Netherlands BV, 0.875%, 06/30/21	Italy	350,000	EUR	110,788
[d]PG & E Corp.,
9.625%, 11/01/05	United States	853,000		870,060
Commercial Paper, 1/18/01	United States	35,000		35,175
Commercial Paper, 1/30/01	United States	18,000		18,090
Commercial Paper, 2/16/01	United States	54,000		54,270
FRN, 144A, 8.333%, 10/31/01	United States	271,000		276,420
MTN, 5.94%, 10/07/03	United States	44,000		44,220
[d]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	10,000		50
[d]Safety Kleen Corp., 9.25%, 5/15/09	United States	31,000		1,550
[d]Safety Kleen Services, 9.25%, 6/01/08	United States	3,000		15
[d]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	321,000		210,255
11.25%, 11/01/08	United Kingdom	46,000		29,785

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[d]Telewest Communications PLC, (cont.)
9.875%, 2/01/10	United Kingdom	107,000	GBP	$113,013
Bank Claim	United Kingdom	1,174,313	GBP	998,547
cvt., 5.25%, 2/19/07	United Kingdom	307,000	GBP	291,277
senior disc. note, zero cpn., 4/15/09	United Kingdom	120,000		63,000
senior disc. note, zero cpn., 2/01/10	United Kingdom	95,000		47,025
zero cpn., 4/15/04	United Kingdom	371,000	GBP	332,074
[d]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	274,000		290,440
[d]WorldCom Inc.,
7.875%, 5/15/03	United States	335,000		113,063
6.25%, 8/15/03	United States	35,000		11,813
6.50%, 5/15/04	United States	46,000		15,525
6.40%, 8/15/05	United States	410,000		138,375
7.375%, 1/15/06	United States	100,000		33,750
8.00%, 5/15/06	United States	146,000		49,275
7.75%, 4/01/07	United States	245,000		82,688
8.25%, 5/15/10	United States	335,000		113,063
7.375%, 1/15/11	United States	766,000		258,525
7.50%, 5/15/11	United States	737,000		248,738
7.75%, 4/01/27	United States	65,000		21,938
6.95%, 8/15/28	United States	25,000		8,438
8.25%, 5/15/31	United States	1,172,000		395,550

Total Bonds & Notes in Reorganization (Cost $16,160,518)				19,673,177

		SHARES/ PRINCIPAL AMOUNT[f]
Companies in Liquidation
[a]Brunos Inc., Liquidating Unit	United States	2,247		4,944
[a]Guangdong International Trust & Investment Corp.,
144A, 8.75%, 10/24/16	China	120,000		7,500
Revolver—Admitted Claim	Hong Kong	130,067		8,129
Structured Note—Admitted Claim	Hong Kong	205,745		12,859
Syndicated Loan—Admitted Claim	Hong Kong	355,733		22,233

Total Companies in Liquidation (Cost $50,949)				55,665

		PRINCIPAL AMOUNT[f]
U.S. Government and Agency Securities 12.2%
[e]Federal National Mortgage Association, 1.010% to 1.286%, with maturities to 6/25/04	United States	$7,000,000		6,985,506
Federal Home Loan Bank, 0.75% to 1.42%, with maturities to 12/16/04	United States	26,901,000		26,787,998
U.S. Treasury Bill, 0.97%, 4/01/04	United States	2,000,000		1,995,515

Total U.S. Government and Agency Securities (Cost $35,752,174)				35,769,019

Short Term Investments (Cost $2,997,366) 1.0%
Hbos Treasury Services, 1.093%, 1/29/04	United Kingdom	3,000,000		2,997,318

Total Investments (Cost $242,875,211) 102.8%				302,991,659

Options Written				(387)
Securities Sold Short (.6%)				(1,813,911)
Net Equity in Forward Contracts (1.9%)				(5,730,713)
Other Assets, less Liabilities (.3%)				(743,247)

Net Assets 100.0%				$294,703,401

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

Option Written ISSUER	COUNTRY	CONTRACTS/ SHARES	VALUE

Diversified Telecommunications Services
XO Communications Inc., Jun. 4.25 Calls, 6/21/04	United States	49,930	$—

Food & Staples Retailing
Safeway PLC, Jan. 2.70 Puts, 1/16/04	United Kingdom	120	387

Total Options Written (Premiums received $13,653)			$387

Securities Sold Short ISSUER

Capital Markets
[g]Lehman Brothers Holdings Inc.	United States	700	$54,054

Commercial Banks .1%
[g]Bank of America Corp.	United States	3,100	249,333

Food Products .1%
[g]Kraft Foods Inc., A	United States	11,200	360,864

Health Care Providers & Services .1%
[g]Anthem Inc.	United States	1,200	90,000
[g]Caremark RX Inc.	United States	3,900	98,787
[g]United Health Group Inc.	United States	1,400	81,452

			270,239

Insurance .1%
[g]Manulife Financial Corp.	Canada	10,600	342,380

Internet Software & Services
[g]Yahoo! Inc.	United States	1,185	53,527

IT Services .1%
[g]First Data Corp.	United States	2,560	105,190

Media
[g]News Corp. Ltd., ADR	Australia	2,900	104,690

Metals & Mining .1%
[g]Alcan Inc.	Canada	283	13,287
[g]AngloGold Ltd., ADR	South Africa	4,400	205,480
[g]Randgold Resources Ltd., ADR	United Kingdom	1,505	41,086

			259,853

Pharmaceuticals
[g]Teva Pharmaceutical Industries Ltd., ADR	Israel	243	13,781

Total Securities Sold Short (Proceeds $1,764,589)			$1,813,911

Synthetic Equity Swaps (ses) ISSUER	COUNTRY	SHARES	VALUE AT 12/31/03	UNREALIZED GAIN/(LOSS)

Health Care Equipment & Supplies
[h]Smith & Nephew PLC, ses., 3.752 GBP	United Kingdom	(46)	$(386)	$(78)
[h]Smith & Nephew PLC, ses., 3.776 GBP	United Kingdom	(900)	(7,560)	(1,488)

			(7,946)	(1,566)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

Synthetic Equity Swaps (cont.) ISSUER	COUNTRY	SHARES	VALUE AT 12/31/03	UNREALIZED GAIN (LOSS)

Insurance
[h]Axa SA, ses., 15.850 EUR	France	1,019	$21,812	$1,399
[h]Axa SA, ses., 15.870 EUR	France	200	4,281	270
[h]Axa SA, ses., 16.030 EUR	France	1,804	38,615	2,067
[h]Axa SA, ses., 16.700 EUR	France	(1,019)	(21,812)	(389)
[h]Axa SA, ses., 16.770 EUR	France	(200)	(4,281)	(59)
[h]Axa SA, ses., 17.000 EUR	France	(1,804)	(38,615)	61

			—	3,349

Real Estate
[h]Chelsfield PLC, ses., 3.095 GBP	United Kingdom	300	1,650	(15)
[h]Chelsfield PLC, ses., 3.107 GBP	United Kingdom	1,000	5,500	(71)
[h]Chelsfield PLC, ses., 3.112 GBP	United Kingdom	696	3,828	(60)
[h]Chelsfield PLC, ses., 3.154 GBP	United Kingdom	9,600	52,802	(1,476)
[h]Chelsfield PLC, ses., 3.160 GBP	United Kingdom	3,300	18,151	(543)
[h]Chelsfield PLC, ses., 3.165 GBP	United Kingdom	1,400	7,700	(243)
[h]Chelsfield PLC, ses., 3.166 GBP	United Kingdom	4,800	26,401	(841)

			116,032	(3,249)

Textiles, Apparel & Luxury Goods
[h]Christian Dior SA, ses., 46.766 EUR	France	239	14,479	355
[h]Christian Dior SA, ses., 47.220 EUR	France	196	11,874	177
[h]Christian Dior SA, ses., 47.384 EUR	France	485	29,383	355
[h]Christian Dior SA, ses., 47.614 EUR	France	485	29,383	200
[h]Christian Dior SA, ses., 47.790 EUR	France	236	14,298	42
[h]Christian Dior SA, ses., 48.208 EUR	France	475	28,777	(161)
[h]Christian Dior SA, ses., 48.550 EUR	France	297	17,993	(230)
[h]Christian Dior SA, ses., 48.586 EUR	France	489	29,625	(398)
[h]Christian Dior SA, ses., 48.790 EUR	France	198	11,995	(213)
[h]Christian Dior SA, ses., 49.000 EUR	France	25	1,515	(33)
[h]Christian Dior SA, ses., 49.027 EUR	France	72	4,362	(99)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR	France	(196)	(14,265)	(319)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR	France	(236)	(17,176)	(227)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR	France	(485)	(35,298)	667
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.860 EUR	France	(239)	(17,394)	317
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.900 EUR	France	(485)	(35,298)	545
[h]LVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR	France	(475)	(34,571)	1,216
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR	France	(297)	(21,616)	875
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.300 EUR	France	(198)	(14,410)	624
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR	France	(489)	(35,589)	1,610
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR	France	(25)	(1,820)	99
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR	France	(72)	(5,240)	285

			(38,993)	5,687

Total Synthetic Equity Swaps			$69,093	$4,221

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

[a]	Non-income producing.
[b]	See Note 8 regarding restricted securities.
[c]	See Note 9 regarding other considerations.
[d]	See Note 7 regarding defaulted securities.
[e]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[f]	Principal amount is stated in U.S. dollar unless otherwise indicated.
[g]	See Note 1(g) regarding securities sold short.
[h]	See Note 1(e) regarding synthetic equity swaps.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$242,875,211

Value – (includes securities segregated with broker for securities sold short in the amount of $2,987,254)	302,991,659
Cash	105,699
Receivables:
Investment securities sold	743,705
Capital shares sold	738,227
Dividends and interest	405,966
Unrealized gain on forward exchange contracts (Note 6)	69,867
Deposits with broker for securities sold short	2,883,808
Due from broker – variation margin (Note 1e)	5,355

Total assets	307,944,286

Liabilities:
Payables:
Investment securities purchased	4,012,978
Capital shares redeemed	11,037
Affiliates	283,491
Deferred tax liability (Note 1l)	62,924
Options written, at value (premiums received $13,653)	387
Securities sold short, at value (proceeds $1,764,589)	1,813,911
Unrealized loss on forward exchange contracts (Note 6)	5,800,580
Funds advanced by custodian – Foreign	1,190,393
Other liabilities	65,184

Total liabilities	13,240,885

Net assets, at value	$294,703,401

Net assets consist of:
Undistributed net investment income (loss)	$2,414,242
Net unrealized appreciation (depreciation)	54,335,339
Accumulated net realized gain (loss)	(8,148,413)
Capital shares	246,102,233

Net assets, at value	$294,703,401

Class 1:
Net asset value and maximum offering price per share ($134,332,027÷9,569,298 shares outstanding)	$14.04

Class 2:
Net asset value and maximum offering price per share ($160,371,374÷11,537,085 shares outstanding)	$13.90

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Operations

For the year ended December 31, 2003

Investment income:
(net of foreign taxes of $250,193)
Dividends	$3,099,101
Interest	1,949,459

Total investment income	5,048,560

Expenses:
Management fees (Note 3)	1,618,534
Administrative fees (Note 3)	300,854
Distribution fees – Class 2 (Note 3)	203,832
Custodian fees	36,100
Reports to shareholders	33,500
Professional fees	27,344
Trustees’ fees and expenses	1,900
Dividends on securities sold short	57,816
Other	11,100

Total expenses	2,290,980

Net investment income	2,757,580

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,496,813
Written options (Note 1f)	24,534
Foreign currency transactions	(7,140,173)
Securities sold short (Note 1g)	(123,080)

Net realized gain (loss)	1,258,094
Net unrealized appreciation (depreciation) on:
Investments	56,374,857
Deferred taxes (Note 1l)	(51,356)
Translation of assets and liabilities denominated in foreign currencies	(3,660,829)

Net unrealized appreciation (depreciation)	52,662,672

Net realized and unrealized gain (loss)	53,920,766

Net increase (decrease) in net assets resulting from operations	$56,678,346

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$2,757,580	$2,519,236
Net realized gain (loss) from investments, written options, securities sold short and foreign currency transactions	1,258,094	(7,689,144)
Net unrealized appreciation (depreciation) on investments, deferred taxes and translation of assets and liabilities denominated in foreign currencies	52,662,672	(10,098,519)

Net increase (decrease) in net assets resulting from operations	56,678,346	(15,268,427)
Distributions to shareholders from:
Net investment income:
Class 1	(2,214,822)	(2,341,069)
Class 2	(1,329,275)	(221,015)
Net realized gains:
Class 1	—	(2,749,123)
Class 2	—	(269,767)

Total distributions to shareholders	(3,544,097)	(5,580,974)
Capital share transactions: (Note 2)
Class 1	(16,943,099)	(24,189,253)
Class 2	99,261,086	34,081,590

Total capital share transactions	82,317,987	9,892,337
Net increase (decrease) in net assets	135,452,236	(10,957,064)
Net assets:
Beginning of year	159,251,165	170,208,229

End of year	$294,703,401	$159,251,165

Undistributed net investment income included in net assets:
End of year	$2,414,242	$2,896,047

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 88.6% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of the securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. Securities Lending

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund.

Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	99,648	$1,178,413	500,372	$6,299,567
Shares issued on reinvestment of distributions	183,955	2,214,822	403,663	5,090,192
Shares redeemed	(1,747,279)	(20,336,334)	(2,970,808)	(35,579,012)

Net increase (decrease)	(1,463,676)	$(16,943,099)	(2,066,773)	$(24,189,253)

Class 2 Shares:
Shares sold	8,207,573	$99,960,705	8,904,270	$107,444,507
Shares issued on reinvestment of distributions	111,330	1,329,275	39,168	490,782
Shares redeemed	(175,895)	(2,028,894)	(6,003,911)	(73,853,699)

Net increase (decrease)	8,143,008	$99,261,086	2,939,527	$34,081,590

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Mutual Advisers LLC (Franklin Mutual)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes was as follows:

Cost of investments	$244,712,965

Unrealized appreciation	61,542,358
Unrealized depreciation	(3,263,664)

Net unrealized appreciation (depreciation)	$58,278,694

Distributable earnings—Undistributed ordinary income	$4,135,235

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$3,544,097	$4,560,237
Long-term capital gains	—	1,020,737

	$3,544,097	$5,580,974

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $2,282,737. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$6,699,672
2011	4,363,507

$11,063,179

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003 aggregated $142,612,971 and $70,944,403, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2002	10,000	$5,572
Options written	50,886	78,948
Options expired	(6,325)	(20,074)
Options terminated in closing transactions	(22)	(5,003)
Options exercised	(4,489)	(45,790)

Options outstanding at December 31, 2003	50,050	$13,653

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

6. FORWARD CURRENCY CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to buy:		In Exchange for		Settlement Date	Unrealized Gain (Loss)
50,000	British Pounds	U.S.	$88,108	1/28/04	U.S.	$1,205
200,000	European Unit		228,060	1/28/04		24,009
200,000	British Pounds		354,924	2/05/04		2,134
800,000	European Unit		1,005,076	2/05/04		3,005
11,304,159	Swedish Krona		1,540,239	3/23/04		24,631

		U.S.	$3,216,407		U.S.	$54,984

Contracts to sell:
957,480,000	Korean Won	U.S.	$800,000	3/18/04	U.S.	$2,193
2,479,287	South African Rand		375,583	4/26/04		12,690

		U.S.	$1,175,583			14,883

Unrealized gain on forward exchange contracts					U.S.	$69,867

Contracts to sell:
2,450,000	British Pounds	U.S.	$4,259,335	1/12/04	U.S.	$(122,441)
5,999,326	British Pounds		10,212,517	1/20/04		(510,458)
12,812,796	Canadian Dollars		9,292,295	1/21/04		(613,099)
1,009,956	British Pounds		1,716,758	1/28/04		(87,273)
2,667,997	British Pounds		4,625,932	2/11/04		(134,676)
2,598,505	Swiss Franc		1,906,083	2/17/04		(197,544)
11,740,443	European Unit		12,974,811	2/23/04		(1,811,792)
10,194,000	Taiwan Dollars		300,000	2/25/04		(265)
2,000,000	British Pounds		3,370,600	2/27/04		(193,734)
33,019,105	Danish Krone		5,438,697	3/17/04		(142,311)
85,883,801	Japanese Yen		750,000	3/18/04		(53,366)
2,287,578,250	Korean Won		1,900,000	3/18/04		(6,154)
26,025,395	Swedish Krona		3,221,164	3/23/04		(381,612)
1,048,485	European Unit		1,222,177	3/25/04		(97,233)
284,292,580	Japanese Yen		2,563,264	3/25/04		(96,618)
29,097,438	Norwegian Krona		4,088,861	4/15/04		(270,180)
10,137,827	European Unit		11,763,018	4/22/04		(985,196)
5,829,132	South African Rand		822,471	4/26/04		(30,740)
255,113,353	Japanese Yen		2,328,265	6/24/04		(65,888)

		U.S.	$82,756,248			(5,800,580)

Unrealized loss on forward exchange contracts						(5,800,580)

Net unrealized loss on forward exchange contracts					U.S.	$(5,730,713)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides and estimate for losses on interest receivable. At December 31, 2003 the value of these securities was $19,673,177 representing 6.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value

3,103	AboveNet Inc.	10/2/01	$92,948	$92,948
746	Elephant Capital Holdings Ltd.	10/21/03	745,500	745,500
128,899	International Steel Group	4/10/02	587,500	4,267,524
34,780	Leucadia National Corp.	12/20/02	1,225,995	1,523,190
2,227,000	MP Finance Ltd., 5.00%, 8/28/07	8/29/03	2,184,362	2,271,540
477,000	Nippon Investments LLC	2/14/01	—	181,260
30,150	NTL Inc.	1/08/03	1,581,443	1,997,814
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	338,484
667	PG & E Corp., wts. 9/02/06	10/29/02	—	16,664
4,563	Security Capital European Realty	4/08/98	103,688	33,994
10	Torre Mayor Investments, LP	10/28/02	1,000,000	800,000
2,796	White Mountains Insurance Group Inc.	10/22/02	824,820	1,221,719

	Total Restricted Securities (4.6% of Net Assets)			$13,490,637

9. OTHER CONSIDERATIONS

A member of the Fund’s Portfolio Management team may serve as a member on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, a member of the Portfolio Management team serves in one or more of these capacities for Kindred Healthcare and AboveNet Inc. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust – Mutual Discovery Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mutual Discovery Securities Fund (the “Fund,” one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 10 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 17.72% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

The foreign tax information will be disclosed in the June 30, 2004 semi-annual report of the funds.

MUTUAL SHARES SECURITIES FUND

Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund invests mainly in equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmark, the Standard & Poor’s 500 Composite Index (S&P 500), which returned 28.67% for the year under review.1 Because our investment style seeks to assume less risk than the markets, the Fund may outperform when indexes are weak and underperform when markets rally.

Economic and Market Overview

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar’s fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, some interest rates rose from their lows, and the 10-year Treasury note’s yield ended the period at 4.27%.

Foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks. Consequently, domestic and foreign equity markets generally performed well.

Investment Strategy

At Mutual Series, we are committed to our distinctive three-pronged approach to investing. The first prong of our investment strategy, and the component that typically comprises the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we seek to invest in fundamentally strong companies, with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams whose stocks are trading at material discounts to our assessment of the companies’ intrinsic or business value. While most of our undervalued equity investments are made in publicly traded companies, we occasionally may invest in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of the debt of financially troubled or bankrupt companies at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

12/31/03

% of Total Net Assets

Insurance	16.7%

Media	8.0%

Tobacco	7.0%

Metals & Mining	5.7%

Beverages	3.3%

Food Products	3.1%

Thrifts & Mortgage Finance	2.7%

Diversified Telecommunication Services	2.4%

Pharmaceuticals	2.3%

Commercial Banks	2.1%

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves the purchase of the target company stock when it is trading below the value we believe it is likely to receive in a deal. In keeping with our commitment to a conservative investment approach, we primarily focus our arbitrage efforts on announced deals, generally eschewing rumored deals or other situations we consider to be risky.

Manager’s Discussion

While all three prongs of our investment strategy contributed to Fund performance during the year under review, the strongest contributors were the distressed and equity portfolios. Three of our best performers in 2003 included International Steel Group (ISG); White Mountains Insurance Group, a property and casualty (P&C) insurer; and NTL Communications, a distressed investment.

ISG, the nation’s second-largest steel producer, restructured and assimilated steel facilities and we feel that the company emerged as a competitive, low-cost operator. Our ISG investment’s value was highlighted in the public markets during the first half of December when the company raised capital through an initial public offer (IPO). The IPO was very well received and ISG’s stock price appreciated almost 40% in December, contributing to a solid 2003 performance.

Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the P&C insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, we believe White Mountains utilized its much-improved balance sheet and industry knowledge to acquire insurance companies we believe are undervalued or capital-constrained and to increase exposure to what we feel are its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

Top 10 Holdings

Mutual Shares Securities Fund

12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	4.9%
Insurance, U.S.

White Mountains Insurance Group Inc., common & restricted	3.3%
Insurance, U.S.

Liberty Media Corp., A	2.5%
Media, U.S.

Newmont Mining Corp.	2.5%
Metals & Mining, U.S.

British American Tobacco PLC, ord. & ADR	2.0%
Tobacco, U.K.

Washington Post Co., B	1.8%
Media, U.S.

Altadis SA	1.7%
Tobacco, Spain

Hartford Financial Services Group Inc.	1.7%
Insurance, U.S.

Willis Group Holdings Ltd.	1.6%
Insurance, U.S.

R.J. Reynolds Tobacco Holdings Inc.	1.6%
Tobacco, U.S.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

A reorganized NTL, the U.K.’s largest cable company, emerged from bankruptcy in January 2003. As global cable valuations recovered, the new NTL shares performed well during the year and appreciated more than 15 times from their lows.

Although the Fund’s successes during the reporting period were many, not all of our investments performed as well as we hoped. Three of the Fund’s underperformers included Allied Domecq (sold by year-end), one of the world’s largest spirits and wine companies; Abitibi-Consolidated (sold by year-end), a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq’s stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi’s shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf, which had been the subject of takeover speculation earlier in the year, declined after the company’s major shareholders announced the company would remain independent and not be sold.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Shares Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (11/8/96)

Average Annual Total Return	+25.48%	+8.94%	+9.17%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (11/8/96–12/31/03)

The graph compares the performance of Mutual Shares Securities Fund – Class 1 and the S&P 500. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.09	$14.08	$14.24	$13.23	$11.96

Income from investment operations:
Net investment income[a]	.18	.20	.21	.30	.20
Net realized and unrealized gains (losses)	2.88	(1.78)	.86	1.42	1.41

Total from investment operations	3.06	(1.58)	1.07	1.72	1.61

Less distributions from:
Net investment income	(.15)	(.12)	(.29)	(.38)	(.34)
Net realized gains	—	(.29)	(.94)	(.33)	—

Total distributions	(.15)	(.41)	(1.23)	(.71)	(.34)

Net asset value, end of year	$15.00	$12.09	$14.08	$14.24	$13.23

Total return[b]	25.48%	(11.56)%	7.31%	13.62%	13.40%
Ratios/ supplemental data
Net assets, end of year (000’s)	$312,386	$288,928	$399,336	$407,063	$448,278
Ratios to average net assets:*
Expenses[c]	.80%	.80%	.79%	.80%	.79%
Net investment income	1.33%	1.57%	1.42%	2.23%	1.59%
Portfolio turnover rate	55.71%	49.80%	54.73%	66.67%	80.02%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	.76%	.79%	.78%	.77%	.77%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less that one year.
[c]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31 ,
	2003	2002	2001	2000	1999[d]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.02	$14.03	$14.22	$13.25	$12.36

Income from investment operations:
Net investment income[a]	.14	.16	.15	.26	.16
Net realized and unrealized gains (losses)	2.88	(1.77)	.88	1.41	1.07

Total from investment operations	3.02	(1.61)	1.03	1.67	1.23

Less distributions from:
Net investment income	(.14)	(.11)	(.28)	(.37)	(.34)
Net realized gains	—	(.29)	(.94)	(.33)	—

Total distributions	(.14)	(.40)	(1.22)	(.70)	(.34)

Net asset value, end of year	$14.90	$12.02	$14.03	$14.22	$13.25

Total return[b]	25.15%	(11.81)%	7.04%	13.25%	9.91%
Ratios/ supplemental data
Net assets, end of year (000’s)	$1,469,745	$589,738	$262,621	$37,087	$5,716
Ratios to average net assets:*
Expenses[c]	1.05%	1.05%	1.04%	1.05%	1.04%	[e]
Net investment income	1.08%	1.32%	1.04%	1.96%	1.26%	[e]
Portfolio turnover rate	55.71%	49.80%	54.73%	66.67%	80.02%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.01%	1.04%	1.03%	1.02%	1.04%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less that one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003

		COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

	Common Stocks and Other Equity Interests 66.4%
	Aerospace & Defense .6%
	Northrop Grumman Corp.	United States	120,000	$11,472,000

	Airlines
[a]	Atlantic Coast Airlines Holdings Inc.	United States	10,700	105,930

	Beverages 3.3%
	Brown-Forman Corp., A	United States	3,800	368,410
	Brown-Forman Corp., B	United States	42,965	4,015,079
	Coca-Cola Enterprises Inc.	United States	95,800	2,095,146
	Diageo PLC	United Kingdom	2,117,374	27,859,686
	Heineken Holding NV, A	Netherlands	127,905	4,376,971
	Orkla ASA	Norway	802,860	17,981,322
	Pepsi Bottling Group Inc.	United States	57,600	1,392,768

				58,089,382

	Biotechnology
[a]	SICOR Inc.	United States	11,000	299,200

	Capital Markets .2%
	Bear Stearns Cos. Inc.	United States	37,420	2,991,729

	Chemicals .9%
	International Flavors & Fragrances Inc.	United States	469,300	16,387,956

	Commercial Banks 2.2%
	Allied Irish Banks PLC	Irish Republic	802,400	12,833,542
	Bank of Ireland	Irish Republic	761,384	10,362,428
	Danske Bank	Denmark	294,580	6,911,451
	Fleet Boston Financial Corp.	United States	47,500	2,073,375
	KeyCorp	United States	219,100	6,424,012
[a,b]	Nippon Investment LLC	Japan	1,148,000	436,240
	U.S. Bancorp	United States	35,752	1,065,558

				40,106,606

	Commercial Services & Supplies .9%
[a]	Alderwoods Group Inc.	United States	66,448	625,940
[a]	Cendant Corp.	United States	296,577	6,604,770
	Republic Services Inc.	United States	329,700	8,450,211

				15,680,921

	Computers & Peripherals
[a]	DecisionOne Corp.	United States	26,349	52,698

	Construction Materials .3%
	Martin Marietta Materials Inc.	United States	129,600	6,087,312

	Diversified Financial Services 1.5%
	Brascan Corp., A	Canada	447,300	13,752,160
[a,b]	Elephant Capital Holdings Ltd.	Japan	4,595	4,594,900
[a,b]	Leucadia National Corp.	United States	184,830	8,094,630

				26,441,690

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Diversified Telecommunication Services 2.4%
[a,b,c]AboveNet Inc.	United States	10,442	$312,783
BCE Inc.	Canada	295,000	6,597,408
Global Crossing Holdings Ltd., Contingent Equity Distribution	United States	9,018,431	7,891
[a]Global Crossing Ltd.	United States	13,853	457,142
[a]Koninklijke KPN NV	Netherlands	437,100	3,374,183
[a]NTL Inc.	United Kingdom	224,423	15,653,504
[a,b]NTL Inc.	United Kingdom	169,343	11,221,090
[a]Spectrasite Inc.	United States	120,846	4,199,398
[a]XO Communications Inc.	United States	230,239	978,516

			42,801,915

Electric Utilities 1.3%
[a]Allegheny Energy Inc.	United States	965,600	12,321,056
E.ON AG	Germany	92,000	6,026,185
[a,b]PG & E Corp, wts., 9/02/06	United States	1,520	37,976
[a]Reliant Resources Inc.	United States	695,000	5,115,200

			23,500,417

Food & Staples Retailing .4%
[a]Kroger Co.	United States	290,000	5,367,900
[a]Safeway Inc.	United States	68,900	1,509,599

			6,877,499

Food Products 3.3%
Cadbury Schweppes PLC	United Kingdom	1,900,794	13,959,663
Groupe Danone	France	131,069	21,392,947
Nestle SA	Switzerland	92,190	23,033,524

			58,386,134

Health Care Equipment & Supplies .6%
Amersham PLC	United Kingdom	134,400	1,841,772
Hillenbrand Industries Inc.	United States	147,400	9,147,644

			10,989,416

Health Care Providers & Services .8%
[a]AdvancePCS	United States	13,500	710,910
HCA Inc.	United States	120,500	5,176,680
[a]Health Net Inc., A	United States	14,765	482,815
[a,c]Kindred Healthcare Inc.	United States	70,034	3,458,349
[a,c]Kindred Healthcare Inc., Jul. 47.50 Calls, 7/11/11	United States	114	51,072
[a,c]Kindred Healthcare Inc., Jan. 52.00 Calls, 1/01/12	United States	17	—
[a,c]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	12,897	299,933
[a,c]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	32,243	675,410
[a]Laboratory Corp. of America Holdings	United States	33,800	1,248,910
[a]Mid Atlantic Medical Services Inc.	United States	11,400	738,720
[a]Rotech Healthcare Inc.	United States	41,340	950,820
[a]Wellpoint Health Networks Inc.	United States	7,400	717,726

			14,511,345

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Hotels Restaurants & Leisure .2%
Cara Operations Ltd., A	Canada	27,600	$151,215
[a]FHC Delaware, Inc.	United States	139,062	1,094,418
[a]Park Place Entertainment Corp.	United States	160,600	1,739,298

			2,984,931

Insurance 16.8%
[a]Alleghany Corp.	United States	21,566	4,798,435
[a]Berkshire Hathaway Inc., A	United States	151	12,721,750
[a]Berkshire Hathaway Inc., B	United States	26,667	75,067,605
Hartford Financial Services Group Inc.	United States	510,300	30,123,009
John Hancock Financial Services Inc.	United States	56,900	2,133,750
MetLife Inc.	United States	255,700	8,609,419
[a]Montpelier Re Holdings Ltd.	Bermuda	36,947	1,355,955
Nationwide Financial Services Inc., A	United States	786,500	26,001,690
Old Republic International Corp.	United States	651,000	16,509,360
[a,b]Olympus Re Holdings Ltd.	Bermuda	16,280	2,575,008
Prudential Financial Inc.	United States	255,900	10,688,943
Travelers Property Casualty Corp., A	United States	1,293,085	21,697,966
White Mountains Insurance Group Inc.	United States	99,151	45,604,503
[b]White Mountains Insurance Group Inc.	United States	30,898	13,500,958
Willis Group Holdings Ltd.	United States	841,600	28,673,312

			300,061,663

IT Services .1%
Comdisco Contingent Equity Distribution	United States	8,175,255	30,248
[a]Comdisco Holding Co., Inc.	United States	12	480
[a]Concord EFS Inc.	United States	67,600	1,003,184

			1,033,912

Media 7.9%
Dow Jones & Co. Inc.	United States	211,000	10,518,350
E.W. Scripps Co., A	United States	108,216	10,187,454
[a]EchoStar Communications Corp., A	United States	574,200	19,522,800
[a]Fox Entertainment Group Inc., A	United States	46,200	1,346,730
Gannett Co. Inc.	United States	23,800	2,122,008
Lagardere SCA	France	74,580	4,305,659
[a]Liberty Media Corp., A	United States	3,811,090	45,313,860
McGraw-Hill Cos. Inc.	United States	31,700	2,216,464
Meredith Corp.	United States	99,659	4,864,356
[a]NTL Europe Inc.	United Kingdom	42,220	422
Omnicom Group Inc.	United States	60,600	5,292,198
[a]Sinclair Broadcast Group Inc., A	United States	211,600	3,157,072
[a]TVMAX Holdings Inc.	United States	7,459	18,648
Washington Post Co., B	United States	41,469	32,818,567

			141,684,588

Metals & Mining 5.7%
Anglo American PLC	United Kingdom	711,090	15,364,666
Anglo American PLC, ADR	United Kingdom	200	4,424
[a]Ashanti Goldfields Co. Ltd., GDR, Reg S	Ghana	48,000	625,920

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Metals & Mining (cont.)
Barrick Gold Corp.	Canada	437,600	$9,937,896
Falconbridge Ltd.	Canada	14,500	351,882
[a]Glamis Gold Ltd.	Canada	124,800	2,151,708
Gold Fields Ltd.	South Africa	177,200	2,535,221
[a,b]International Steel Group	United States	639,453	21,170,690
Newmont Mining Corp.	United States	927,700	45,095,497
Noranda Inc.	Canada	111,600	1,774,719
Placer Dome Inc.	Canada	127,600	2,287,864
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	8,700	142,671
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	221,465	395,886

			101,839,044

Oil & Gas 1.3%
BP PLC	United Kingdom	803,000	6,511,860
BP PLC, ADR	United Kingdom	5,100	251,685
Occidental Petroleum Corp.	United States	35,400	1,495,296
[a]Southwest Royalties Inc., A	United States	6,820	204,590
Suncor Energy Inc.	Canada	13,300	334,494
Total SA, B	France	76,970	14,310,517

			23,108,442

Personal Products .3%
Beiersdorf AG	Germany	38,889	4,765,472

Pharmaceuticals 2.3%
Merck & Co. Inc.	United States	229,300	10,593,660
Takeda Chemical Industries Ltd.	Japan	129,415	5,132,162
Valeant Phamaceuticals International	United States	656,200	16,503,430
Wyeth	United States	222,000	9,423,900

			41,653,152

Real Estate 1.3%
[a]Alexander’s Inc.	United States	7,800	972,348
American Financial Realty Trust	United States	45,800	780,890
[a]Canary Wharf Group PLC	United Kingdom	1,535,898	7,361,786
[a]Fieldstone Investment Corp.	United States	449,300	7,525,775
[a,b]Security Capital European Realty	Luxembourg	8,958	66,737
St. Joe Co.	United States	112,200	4,183,938
Ventas Inc.	United States	97,800	2,151,600

			23,043,074

Road & Rail 2.0%
Burlington Northern Santa Fe Corp.	United States	232,000	7,505,200
Florida East Coast Industries Inc., A	United States	451,813	14,955,010
Norfolk Southern Corp.	United States	524,600	12,406,790

			34,867,000

Specialty Retail
New Look Group	United Kingdom	70,000	389,717

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS		VALUE

Common Stocks and Other Equity Interests (cont.)
Thrifts & Mortgage Finance 2.7%
Freddie Mac	United States	315,000		$18,370,800
Greenpoint Financial Corp.	United States	47,441		1,675,616
Hudson City Bancorp Inc.	United States	225,600		8,613,408
Sovereign Bancorp Inc.	United States	816,600		19,394,250

				48,054,074

Tobacco 7.0%
Altadis SA	Spain	1,066,115		30,256,796
Altria Group Inc.	United States	204,870		11,149,025
British American Tobacco PLC	United Kingdom	2,514,956		34,666,693
British American Tobacco PLC, ADR	United Kingdom	4,300		118,981
Imperial Tobacco Group PLC	United Kingdom	1,013,947		19,966,375
R.J. Reynolds Tobacco Holdings Inc.	United States	491,200		28,563,280

				124,721,150

Transportation Infrastructure .1%
[a]Laidlaw International Inc.	United States	144,616		2,000,039

Total Common Stocks and Other Equity Interests (Cost $929,960,727)				1,184,988,408

Preferred Stocks .3%
Electric Utilities
[a]Montana Power Co., 8.45% pfd.	United States	17,650		211,800

Food Products .1%
Unilever NV, pfd.	Netherlands	261,750		1,878,605

Media .2%
News Corp. Ltd., ADR, pfd.	Australia	78,700		2,380,675
NTL Europe Inc., 10.00%, A, pfd.	United Kingdom	18,774		154,416

				2,535,091

Total Preferred Stocks (Cost $4,122,095)				4,625,496

		PRINCIPAL AMOUNT[f]
Corporate Bonds & Notes 2.4%
Calpine Constructor Finance, 8.50%, 8/26/11	United States	$1,693,000		1,760,720
First Priority Term Loan, 8/26/09	United States	1,392,000		1,461,600
Calpine Corp., 144A, 9.875%, 12/01/11	United States	3,896,000		4,022,620
Charter Communications Operating LLC, Bank Claim	United States	2,062,200		1,990,023
DecisionOne Corp., Term Loan	United States	798,394		558,876
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	385,556	GBP	503,851
12/31/25, Tier 3	United Kingdom	531,240	GBP	523,052
Participating Loan Note, 4/30/40	United Kingdom	58,000	GBP	22,323
Stabilization Advance S8, Tier 2	United Kingdom	147,693	GBP	50,235

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Corporate Bonds & Notes (cont.)
Eurotunnel SA
5.28%, 12/31/18, Tier 2 (Pibor)	France	45,056	EUR	$41,487
5.28%, 12/31/25, Tier 3 (Pibor)	France	84,795	EUR	58,826
12/31/18, Tier 2 (Libor)	France	60,952	EUR	56,124
12/31/25, Tier 3 (Libor)	France	619,054	EUR	429,465
Stabilization Advance S6, Tier 1 (Pibor)	France	22,154	EUR	5,309
Stabilization Advance S6, Tier 2 (Pibor)	France	43,502	EUR	10,425
Stabilization Advance S7, Tier 1 (Pibor)	France	55,949	EUR	13,408
Healthsouth Corp.,
8.50%, 2/01/08	United States	1,651,000		1,593,215
7.00%, 6/15/08	United States	890,000		834,375
8.375%, 10/01/11	United States	520,000		494,000
7.625%, 6/01/12	United States	4,259,000		4,003,460
cvt., 3.25%, 4/01/03	United States	3,219,000		3,122,430
Marconi Corp., 10.00%, 10/31/08	United Kingdom	407,903		452,772
Marconi PLC, 8.00%, 4/30/08	United Kingdom	2,146,476		2,103,546
Mirant Mid-Atlantic LLC,
8.625%, 6/30/12	United States	973,345		978,820
9.125%, 6/30/17	United States	483,045		483,347
10.06%, 12/30/28	United States	638,163		644,943
[b]MP Finance Ltd., 5.00%, 8/28/07	Japan	13,716,000		13,990,320
Providian Financial Corp, cvt., zero cpn., 2/15/21	United States	2,562,000		1,223,355
Teco Panda,
Bank Claim #2	United States	2,655,600		1,898,754
Debt Service Reserve L/C Loan	United States	152,300		108,895
Project L/C Loan Facility	United States	380,800		272,272
TVMAX Holdings Inc., PIK, 14.00%, 2/01/06	United States	34,406		34,406

Total Corporate Bonds & Notes (Cost $38,879,168)				43,747,254

Bonds & Notes in Reorganization 7.3%
[d]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,746,000		3,483,780
8.125%, 7/15/03	United States	1,895,000		1,762,350
7.50%, 1/15/04	United States	350,000		323,750
9.50%, 2/15/04	United States	1,000,000		935,000
10.50%, 7/15/04	United States	5,577,000		5,270,265
10.25%, 11/01/06	United States	799,000		747,065
8.375%, 2/01/08	United States	1,123,000		1,052,812
7.75%, 1/15/09	United States	991,000		926,585
7.875%, 5/01/09	United States	3,228,000		2,969,760
9.375%, 11/15/09	United States	12,310,000		11,694,500
10.875%, 10/01/10	United States	2,000,000		1,880,000
10.25%, 6/15/11	United States	1,220,000		1,159,000
[d]AES Drax Holdings Ltd.,
10.41%, 12/31/20	Cayman Islands	18,057,000		15,890,160
9.07%, 12/31/25	Cayman Islands	1,725,000	GBP	2,671,139
[d]Aiken Cnty SC Indl Rev Ref Beloit, 6.00%, 12/01/11	United States	45,000		225
[d]Air Canada Inc.,
6.75%, 2/02/04	Canada	343,000	CAD	96,881
9.00%, 6/01/06	Canada	614,000	CAD	175,802
10.00%, 6/01/06	Canada	1,583,000	EUR	848,606
7.25%, 10/01/07	Canada	168,000	CAD	45,827
10.25%, 3/15/11	Canada	11,639,000		4,742,892
Bank Claim	Canada	2,887,200	CAD	804,327
Bank Claim	Canada	69,759,000	JPY	247,349
Term Loan	Canada	2,073,000		767,010
zero cpn., 7/31/05	Canada	818,200		315,007

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

		COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

	Bonds & Notes in Reorganization (cont.)
[d]	Century Communications Corp.,
	9.50%, 3/01/05	United States	$75,000		$72,750
	8.875%, 1/15/07	United States	55,000		53,625
	8.375%, 12/15/07	United States	90,000		87,975
	zero cpn., 3/15/03	United States	1,010,000		898,900
[d]	Dow Corning Corp.,
	9.375%, 2/01/08	United States	550,000		1,199,000
	Bank Debt #1	United States	100,000		180,000
[d]	Harnischfeger Industries Inc.,
	8.90%, 3/01/22	United States	410,000		2,296
	8.70%, 6/15/22	United States	360,000		2,052
	7.25%, 12/15/25	United States	519,000		2,958
	6.875%, 2/15/27	United States	463,000		2,593
	Stipulated Bank Claim	United States	603,475		3,319
[d]	Metromedia Fiber Network Inc.,
	14.00%, 3/15/07	United States	2,897,000		1,535,410
	10.00%, 11/15/08	United States	2,297,000		157,919
	senior note, 10.00%, 12/15/09	United States	2,418,000		172,283
	senior note, 10.00%, 12/15/09	United States	1,085,000	EUR	102,643
[d]	Mirant Corp.,
	Tranche C Revolver	United States	1,904,055		1,180,514
	4 Year Revolver, 7/17/05	United States	1,564,014		1,219,931
	364 Day Revolver	United States	2,716,500		1,602,735
[d]	Northwestern Corp.,
	8.75%, 3/15/12	United States	2,193,000		1,990,148
	6.95%, 11/15/28	United States	1,155,000		1,035,169
[d]	NRG Energy Inc.,
	7.625%, 2/01/06	United States	1,425,000		805,125
	6.75%, 7/15/06	United States	2,600,000		1,469,000
	7.50%, 6/15/07	United States	1,405,000		800,850
	7.50%, 6/01/09	United States	1,405,000		800,850
	8.25%, 9/15/10	United States	8,370,000		4,896,450
	7.75%, 4/01/11	United States	200,000		115,000
	8.00%, 11/01/13	United States	2,015,000		1,158,625
	8.70%, 3/15/20	United States	855,000		495,900
	8.625%, 4/01/31	United States	1,315,000		769,275
	Bank Claim	United States	15,000,000		7,500,000
	Revolver	United States	6,418,893		3,979,714
[d]	Owens Corning, Revolver	United States	8,719,580		6,539,685
[d]	Parmalat Netherlands BV, 0.875%, 06/30/21	Italy	1,250,000	EUR	395,670
[d]	PG & E Corp.,
	9.625%, 11/01/05	United States	2,269,000		2,314,380
	Commercial Paper, 1/18/01	United States	92,000		92,460
	Commercial Paper, 1/30/01	United States	45,000		45,225
	Commercial Paper, 2/16/01	United States	136,000		136,680
	FRN, 144A, 8.333% 10/31/01	United States	610,000		622,200
	MTN, 5.94%, 10/07/03	United States	115,000		115,575
[d]	Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	20,000		100

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[d]Safety Kleen Corp., 9.25%, 5/15/09	United States	$63,000		$3,150
[d]Safety Kleen Services, 9.25%, 6/01/08	United States	5,000		25
[d]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	1,783,000		1,167,865
11.25%, 11/01/08	United Kingdom	230,000		148,925
9.875%, 2/01/10	United Kingdom	610,000	GBP	644,278
Bank Claim	United Kingdom	6,542,600	GBP	5,563,336
cvt., 5.25%, 2/19/07	United Kingdom	1,810,000	GBP	1,717,298
senior disc. note, zero cpn., 4/15/09	United Kingdom	675,000		354,375
senior disc. note, zero cpn., 2/01/10	United Kingdom	485,000		240,075
zero cpn., 4/15/04	United Kingdom	1,916,000	GBP	1,714,971
[d]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	1,475,000		1,563,500
[d]WorldCom Inc.,
7.875%, 5/15/03	United States	1,910,000		644,625
6.50%, 5/15/04	United States	11,000,000		3,712,500
6.40%, 8/15/05	United States	2,827,000		954,113
7.375%, 1/15/06	United States	620,000		209,250
8.00%, 5/15/06	United States	620,000		209,250
7.75%, 4/01/07	United States	1,430,000		482,625
8.25%, 5/15/10	United States	1,745,000		588,938
7.375%, 1/15/11	United States	3,819,000		1,288,913
7.50%, 5/15/11	United States	4,470,000		1,508,625
7.75%, 4/01/27	United States	340,000		114,750
6.95%, 8/15/28	United States	150,000		50,625
8.25%, 5/15/31	United States	10,264,000		3,464,100

Total Bonds & Notes in Reorganization (Cost $106,265,449)				129,711,188

		SHARES/ PRINCIPAL AMOUNT[f]
Companies in Liquidation .1%
[a]Brunos Inc., Liquidating Unit	United States	5,044		11,097
[a]Guangdong International Trust & Investment Corp., 144A, 8.75%, 10/24/16	China	630,000		39,375
[a]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	3,032
[a]PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		1,464,000

Total Companies in Liquidation (Cost $36,337)				1,517,504

		PRINCIPAL AMOUNT
U.S. Government and Agency Securities 24.9%
Federal National Mortgage Association, 1.010% to 1.286%, with maturities to 7/23/04	United States	$108,813,000		108,522,229
[e]Federal Home Loan Bank, 1.022% to 2.260%, with maturities to 1/26/07	United States	273,371,000		272,313,322
[e]Federal Home Loan Mortgage Corp, 1.356% to 2.500%, with maturities to 5/19/06	United States	45,000,000		44,935,941
[e]U.S. Treasury Bills, 0.985% to 1.035%, with maturities to 5/06/04	United States	18,000,000		17,970,793

Total U.S. Government and Agency Securities (Cost $443,585,627)				443,742,285

Total Investments (Cost $1,522,849,403) 101.4%				1,808,332,135

Options Written				(2,288)
Securities Sold Short (.7)%				(13,332,394)
Net Equity in Forward Contracts (.9)%				(15,634,205)
Other Assets, less Liabilities .2%				2,767,518

Net Assets 100.0%				$1,782,130,766

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

Option Written ISSUER	COUNTRY	CONTRACTS	VALUE

Diversified Telecommunication Services
XO Communications Inc., Jun. 4.25 Calls, 6/21/04	United States	230,239	$—

Food & Staples Retailing
Safeway PLC, Jan. 2.70 Puts, 1/16/04	United Kingdom	710	2,288

Total Options Written (Premiums Received $64,483)			$2,288

Securities Sold Short ISSUER	COUNTRY	SHARES	VALUE

Capital Markets
[g]Lehman Brothers Holdings Inc.	United States	3,179	$245,483

Commercial Banks .1%
[g]Bank of America Corp.	United States	26,200	2,107,266

Food Products .2%
[g]Kraft Foods Inc., A	United States	130,700	4,211,154

Health Care Providers & Services .1%
[g]Anthem Inc.	United States	7,400	555,000
[g]Caremark RX Inc.	United States	29,200	739,636
[g]United Health Group Inc.	United States	9,300	541,074

			1,835,710

Insurance .1%
[g]Manulife Financial Corp.	Canada	67,400	2,177,020

Internet Software & Services
[g]Yahoo! Inc.	United States	6,902	311,763

IT Services .1%
[g]First Data Corp.	United States	18,600	764,274

Media
[g]News Corp. Ltd., ADR	Australia	17,600	635,360

Metals & Mining .1%
[g]Alcan Inc.	Canada	1,637	76,857
[g]AngloGold Ltd., ADR	South Africa	14,000	653,800
[g]Randgold Resources Ltd., ADR	United Kingdom	7,000	191,100

			921,757

Pharmaceuticals
[g]Teva Pharmaceutical Industries Ltd., ADR	Israel	2,162	122,607

Total Securities Sold Short (Proceeds $13,432,906)			$13,332,394

Synthetic Equity Swaps (ses) ISSUER	COUNTRY	SHARES	VALUE AT 12/31/03	UNREALIZED GAIN/(LOSS)

Health Care Equipment & Supplies
[h]Smith & Nephew PLC, ses., 3.752 GBP	United Kingdom	(267)	$(2,243)	$(453)
[h]Smith & Nephew PLC, ses., 3.776 GBP	United Kingdom	(5,400)	(45,362)	(8,926)

			(47,605)	(9,379)

Insurance
[h]Axa SA, ses., 15.850 EUR	France	6,236	133,482	8,564
[h]Axa SA, ses., 15.870 EUR	France	1,500	32,108	2,022
[h]Axa SA, ses., 16.030 EUR	France	11,033	236,163	12,641
[h]Axa SA, ses., 16.700 EUR	France	(6,236)	(133,482)	(2,382)
[h]Axa SA, ses., 16.770 EUR	France	(1,500)	(32,108)	(441)
[h]Axa SA, ses., 17.000 EUR	France	(11,033)	(236,163)	371

			0	20,775

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

Synthetic Equity Swaps (ses) (cont.) ISSUER	COUNTRY	SHARES	VALUE AT 12/31/03	UNREALIZED GAIN (LOSS)

Real Estate
[h]Chelsfield PLC, ses., 3.095 GBP	United Kingdom	1,900	$10,450	$(92)
[h]Chelsfield PLC, ses., 3.107 GBP	United Kingdom	5,900	32,452	(417)
[h]Chelsfield PLC, ses., 3.112 GBP	United Kingdom	4,271	23,492	(365)
[h]Chelsfield PLC, ses., 3.154 GBP	United Kingdom	59,100	325,065	(9,087)
[h]Chelsfield PLC, ses., 3.160 GBP	United Kingdom	20,100	110,555	(3,309)
[h]Chelsfield PLC, ses., 3.165 GBP	United Kingdom	8,900	48,952	(1,544)
[h]Chelsfield PLC, ses., 3.166 GBP	United Kingdom	29,500	162,258	(5,170)

			713,224	(19,984)

Textiles, Apparel & Luxury Goods
[h]Christian Dior SA, ses., 46.766 EUR	France	1,468	88,935	2,180
[h]Christian Dior SA, ses., 47.220 EUR	France	1,199	72,639	1,085
[h]Christian Dior SA, ses., 47.384 EUR	France	2,979	180,476	2,180
[h]Christian Dior SA, ses., 47.614 EUR	France	2,979	180,476	1,230
[h]Christian Dior SA, ses., 47.790 EUR	France	1,445	87,542	260
[h]Christian Dior SA, ses., 48.208 EUR	France	2,916	176,659	(985)
[h]Christian Dior SA, ses., 48.550 EUR	France	1,824	110,503	(1,415)
[h]Christian Dior SA, ses., 48.586 EUR	France	3,003	181,930	(2,442)
[h]Christian Dior SA, ses., 48.790 EUR	France	1,215	73,608	(1,304)
[h]Christian Dior SA, ses., 49.000 EUR	France	80	4,847	(107)
[h]Christian Dior SA, ses., 49.027 EUR	France	444	26,899	(609)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR	France	(1,199)	(87,263)	(1,952)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR	France	(1,445)	(105,167)	(1,388)
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR	France	(2,979)	(216,812)	3,344
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.860 EUR	France	(1,468)	(106,841)	1,949
[h]LVMH Moet Hennessy Louis Vuitton, ses., 58.900 EUR	France	(2,979)	(216,812)	4,097
[h]LVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR	France	(2,916)	(212,227)	7,466
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR	France	(1,824)	(132,751)	5,375
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.300 EUR	France	(1,215)	(88,428)	3,827
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR	France	(3,003)	(218,558)	9,889
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR	France	(444)	(32,314)	1,758
[h]LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR	France	(80)	(5,822)	317

			(238,481)	34,755

Total Synthetic Equity Swaps			$427,498	$26,167

Currency Abbreviations:
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen

[a]	Non-income producing.
[b]	See Note 9 regarding restricted securities.
[c]	See Note 10 regarding other considerations.
[d]	See Note 8 regarding defaulted securities.
[e]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[f]	Principal amount is stated in U.S. dollar unless otherwise indicated.
[g]	See Note 1(g) regarding securities sold short.
[h]	See Note 1(e) regarding synthetic equity swaps.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$1,522,849,403

Value - (includes securities segregated with broker for securities sold short in the amount of $18,429,216)	1,808,332,135
Cash	434,304
Foreign currency, at value (cost $610,219)	972,908
Receivables:
Investment securities sold	2,557,543
Capital shares sold	1,642,134
Dividends and interest	2,318,539
Unrealized gain on forward exchange contracts (Note 7)	1,047,484
Deposits with broker for securities sold short	15,303,411
Due from broker - Variation margin (Note 1e)	33,110

Total assets	1,832,641,568

Liabilities:
Payables:
Investment securities purchased	18,483,390
Capital shares redeemed	136,366
Affiliates	1,592,325
Options written, at value (premiums received $64,483)	2,288
Securities sold short, at value (proceeds $13,432,906 )	13,332,394
Unrealized loss on forward exchange contracts (Note 7)	16,681,689
Other liabilities	282,350

Total liabilities	50,510,802

Net assets, at value	$1,782,130,766

Net assets consist of:
Undistributed net investment income (loss)	$14,428,647
Net unrealized appreciation (depreciation)	270,423,453
Accumulated net realized gain (loss)	(33,451,176)
Capital shares	1,530,729,842

Net assets, at value	$1,782,130,766

Class 1:
Net asset value and maximum offering price per share ($312,386,153 ÷ 20,820,981 shares outstanding)	$15.00

Class 2:
Net asset value and maximum offering price per share ($1,469,744,613 ÷ 98,647,778 shares outstanding)	$14.90

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes of $650,979)
Dividends	$12,661,881
Interest	13,259,968

Total investment income	25,921,849

Expenses:
Management fees (Note 3)	7,279,926
Administrative fees (Note 3)	1,461,840
Distribution fees - Class 2 (Note 3)	2,329,085
Custodian fees	127,200
Reports to shareholders	320,300
Professional fees	41,661
Trustees’ fees and expenses	11,000
Dividends on securities sold short	479,014
Other	30,800

Total expenses	12,080,826

Net investment income	13,841,023

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	34,162,369
Written Options (Note 1f)	179,735
Foreign currency transactions	(23,865,744)
Securities sold short (Note 1g)	(1,938,996)

Net realized gain (loss)	8,537,364
Net unrealized appreciation (depreciation) on:
Investments	288,073,262
Translation of assets and liabilities denominated in foreign currencies	(9,394,540)

Net unrealized appreciation (depreciation)	278,678,722

Net realized and unrealized gain (loss)	287,216,086

Net increase (decrease) in net assets resulting from operations	$301,057,109

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$13,841,023	$11,074,067
Net realized gain (loss) from investments, written options, securities sold short and foreign currency transactions	8,537,364	(37,295,738)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	278,678,722	(74,747,568)

Net increase (decrease) in net assets resulting from operations	301,057,109	(100,969,239)
Distributions to shareholders from:
Net investment income:
Class 1	(3,290,885)	(3,339,385)
Class 2	(9,026,103)	(3,698,558)
Net realized gains:
Class 1	—	(7,639,415)
Class 2	—	(9,170,486)

Total distributions to shareholders	(12,316,988)	(23,847,844)
Capital share transactions: (Note 2)
Class 1	(38,975,858)	(56,246,676)
Class 2	653,701,033	397,772,006

Total capital share transactions	614,725,175	341,525,330
Net increase (decrease) in net assets	903,465,296	216,708,247
Net assets:
Beginning of year	878,665,470	661,957,223

End of year	$1,782,130,766	$878,665,470

Undistributed net investment income included in net assets:
End of year	$14,428,647	$10,495,227

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Mutual Shares Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 51% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

d. Securities Purchase on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Securities Purchase on a When-Issed, Delayed Delivery, or TBA Basis (cont.)

value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. Securities Lending

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	255,723	$3,324,112	1,104,143	$15,457,891
Shares issued on reinvestment of distributions	247,994	3,290,886	805,488	10,978,800
Shares redeemed	(3,582,053)	(45,590,856)	(6,372,892)	(82,683,367)

Net increase (decrease)	(3,078,336)	$(38,975,858)	(4,463,261)	$(56,246,676)

Class 2 Shares:
Shares sold	54,231,399	$712,756,799	36,489,325	$472,129,169
Shares issued on reinvestment of distributions	684,314	9,026,103	948,345	12,869,044
Shares redeemed	(5,323,957)	(68,081,869)	(7,102,935)	(87,226,207)

Net increase (decrease)	49,591,756	$653,701,033	30,334,735	$397,772,006

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Mutual Advisers LLC (Franklin Mutual)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion
.075%	Over $1.2 billion

The Fund reimburses Distributors up to ..25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purpose was:

Cost of investments	$1,527,196,535

Unrealized appreciation	289,967,700
Unrealized depreciation	(8,832,100)

Net unrealized appreciation (depreciation)	$281,135,600

Distributable earnings—Undistributed ordinary income	$16,897,762

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$12,316,988	$8,944,526
Long-term capital gain	—	14,903,318

	$12,316,988	$23,847,844

Net Investment Income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $4,566,879. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss expiring on:
2010	$33,868,516
2011	7,220,378

$41,088,894

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003 aggregated $964,542,806 and $475,105,919, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2002	51,300	$31,802
Options written	242,956	481,956
Options expired	(41,431)	(150,077)
Options terminated in closing transactions	(21,717)	(265,932)
Options closed	(159)	(33,266)

Options outstanding at December 31, 2003	230,949	$64,483

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund’s Investment Manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $63,763 of dividend income from investments in the Sweep Money Fund.

7. FORWARD CURRENCY CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to buy:		In Exchange for		Settlement Date	Unrealized Gain (Loss)

16,751,685	Canadian Dollars	U.S.$	12,387,452	1/21/04	U.S.$	563,043
600,000	British Pounds		1,057,290	1/28/04		14,459
2,850,000	European Unit		3,465,338	1/28/04		126,641
500,000	British Pounds		887,310	2/05/04		5,335
3,200,000	European Unit		4,020,304	2/05/04		12,020
550,376,652	Japanese Yen		4,986,137	3/25/04		163,265
4,704,362	European Unit		5,768,112	3/25/04		151,844

		U.S.$	32,571,943		U.S.$	1,036,607

Contracts to sell:
2,320,874	South African Rand	U.S.$	350,583	4/26/04	U.S.	$10,877

Unrealized gain on forward exchange contracts					U.S.$	1,047,484

Contracts to sell:
4,805,167	British Pounds		8,524,367	1/06/04		(73,608)
1,500,000	European Unit		1,869,000	1/06/04		(22,704)
13,887,676	British Pounds		24,152,332	1/12/04		(685,500)
14,350,000	British Pounds		24,267,427	1/20/04		(1,381,237)
38,743,250	Canadian Dollars		27,595,514	1/21/04		(2,356,354)
15,000,000	British Pounds		25,302,000	1/28/04		(1,491,721)
5,146,117	European Unit		6,041,541	1/28/04		(444,332)
15,000,000	British Pounds		26,004,000	2/11/04		(761,066)
17,957,185	European Unit		19,843,161	2/23/04		(2,770,169)
4,500,000	British Pounds		7,583,850	2/27/04		(435,901)
7,313,816	European Unit		8,206,358	3/11/04		(1,000,843)
37,397,174	Danish Krone		6,159,610	3/17/04		(161,395)
526,955,204	Japanese Yen		4,600,000	3/18/04		(329,191)
4,120,529	European Unit		4,697,403	3/25/04		(487,859)
692,035,430	Japanese Yen		6,212,167	3/25/04		(262,614)
107,638,519	Norwegian Krona		15,126,547	4/15/04		(998,612)
16,485,969	European Unit		19,130,210	4/22/04		(1,600,727)
5,660,863	South African Rand		807,194	4/26/04		(21,386)
14,850,000	European Unit		17,477,103	4/28/04		(1,193,772)
491,053,849	Japanese Yen		4,432,938	6/24/04		(175,437)

		U.S.$	258,032,722			(16,654,428)

Net unrealized loss on offsetting forward exchange contracts						(27,261)

Unrealized loss on forward exchange contracts						(16,681,689)

Net unrealized loss on forward exchange contracts					U.S.$	(15,634,205)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

8. CREDIT RISK DEFAULTED SECURITIES

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At December 31, 2003, the value of these securities was $129,711,188 representing 7.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value

10,442	AboveNet Inc.	11/25/03	$312,783	$312,783
4,595	Elephant Capital Holdings Ltd.	10/22/03	4,594,900	4,594,900
639,453	International Steel Group	4/10/02	3,118,750	21,170,690
184,830	Leucadia National Corp.	12/20/02	6,515,258	8,094,630
13,716,000	MP Finance Ltd., 5.00%, 8/28/07	10/22/03	13,453,263	13,990,320
1,148,000	Nippon Investments LLC	2/14/01	—	436,240
169,343	NTL Inc.	9/21/01	8,887,840	11,221,091
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	2,575,008
1,520	PG & E Corp., wts. 9/02/06	10/29/02	—	37,976
8,958	Security Capital European Realty	4/08/98	203,480	66,737
30,898	White Mountains Insurance Group Inc.	6/01/01	9,114,910	13,500,958

	Total Restricted Securities (4.3% of Net Assets)			$76,001,333

10. OTHER CONSIDERATIONS

A member of the Fund’s Portfolio Management team may serve as a member on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, a member of the Portfolio Management team serves in one or more of these capacities for Kindred Healthcare and AboveNet Inc. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

11. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

11. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Independent Auditor’s Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust – Mutual Shares Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mutual Shares Securities Fund (the “Fund,” one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 11 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 51.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging markets investments.

This annual report for Templeton Developing Markets Securities Fund covers the period ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned 56.28% and 57.16% for the year under review.1 Please note that the index performance numbers are purely for reference and that Templeton does not index its funds, but rather undertakes investments on the basis of careful, fundamental research.

Economic and Market Overview

For the year ended December 31, 2003, generally improving economic growth worldwide had favorable effects on many emerging market economies, which exhibited faster growth than many developed countries. Many emerging country financial markets seemed to reflect the strengthening global economic conditions. Early in 2003, concerns about military conflicts in Afghanistan and Iraq, as well as high oil prices, rattled investor confidence, and most equity markets experienced losses in the first quarter. However, a quicker-than-expected end to major combat in Iraq relieved some market concerns, and many emerging markets rebounded in the second quarter. The severe acute respiratory syndrome (SARS) outbreak in early spring greatly impacted Asian market performance as regional tourism suffered, particularly the airline and hospitality sectors. However, the containment of SARS in following months allowed concerns to subside, and investors returned from the sidelines. Largely as a result, emerging markets generally outperformed the U.S., European and Japanese markets for the 12 months under review. For example, the MSCI EMF Index returned 56.28% for the year ended December 31, 2003. The Standard & Poor’s 500 Composite Index (S&P 500), a broad measure of U.S. equity performance, returned 28.67%, while the MSCI Europe Australasia Far

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

East (EAFE) Index and MSCI Japan Index returned 39.17% and 36.15% for the same one-year period.2

During the Fund’s fiscal year, Latin American markets were some of the world’s strongest performing as political and financial issues that engulfed the region in 2002 subsided. Brazil and Argentina experienced renewed investor interest as their governments strove to implement key structural reforms and sealed agreements with the International Monetary Fund. Asian markets rebounded sharply in 2003’s second half largely due to strong macroeconomic data. In Africa, South Africa ended years of ongoing debate, and the government agreed to provide free AIDS-related treatments, creating the world’s largest such program. Eastern European equity markets’ upward trend continued as prospective European Union (EU) candidates successfully passed referendums for accession into the EU in 2004. In Russia, an investigation and subsequent arrest of Michail Khodorkovsky, the CEO and major shareholder of oil company Yukos, as well as the breakup of the Sibneft-Yukos merger, contributed to some severe market fluctuations during 2003’s fourth quarter. For the year, however, Russia’s market outperformed its regional peers. To the south, Turkey’s market appeared to take recent terrorist attacks in stride and continued its upward trend as investor confidence seemed to remain largely unshaken.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the year under review, the Fund’s performance benefited from underweighted positions, relative to the MSCI EMF Index, in South Korea and Malaysia because those countries underperformed the index. Also helping Fund performance were relatively overweighted positions in China, Turkey and Austria, which outperformed the index.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

By industry, the Fund’s holdings in banks (including commercial banks), information technology (IT) services and industrial conglomerates provided the greatest contribution to Fund performance relative to the MSCI EMF Index during the period. Individual contributors included Turkey’s Akbank and Brazil’s Banco Bradesco. Within IT services, Satyam Computers, an Indian IT services company with strong working relationships with multinationals, led performance. Industrial conglomerates that helped the Fund’s relative performance included India’s Grasim Industries and Singapore’s Keppel.

Areas that hindered Fund performance during the period included a relatively overweighted position in the Philippines and underweighted positions in Brazil and Russia. The Fund’s Philippine position is concentrated in San Miguel Corp., one of the largest beverage companies in the Asia-Pacific region. The company and its subsidiaries have broad exposure in the Asia-Pacific region and operate more than 100 facilities in the Philippines, China and other Southeast Asian countries. We believe Asia’s economic recovery could bode well for the company; therefore, consistent with our investment strategy, we continued to hold the stock. Poor liquidity made additional investments in Russia difficult, while Brazil’s strong market performance led to increasingly expensive valuations.

During the Fund’s fiscal year, we made investments in several Asian countries, including Taiwan, Singapore and China (Red Chip shares, Hong Kong-listed companies with significant exposure to China, and H shares, Hong Kong-listed Chinese companies). Consistent with our investment strategy, we purchased shares of China Mobile, a dominant wireless telecommunications operator in China; China Telecom and Taiwan Cellular, key integrated telecommunications services providers in China and Taiwan, respectively; and Singapore Telecommunications, one of Asia’s leading communications companies. Conversely, we undertook selective sales in strong performers in Indonesia and Thailand as some stock valuations became expensive.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/03

South Korea	11.7%

South Africa	11.1%

China	9.8%

Taiwan	9.6%

Brazil	7.7%

Singapore	6.4%

Hong Kong	5.7%

Mexico	5.1%

India	3.9%

Turkey	3.4%

Consistent with our strategy, in Latin America we added to our shares of Telefonos de Mexico, the country’s largest integrated telecommunications services provider, which increased our overall Mexican holdings. We decreased our Argentina position during the period and repositioned our Brazil holdings by adding to our shares of Embraer-Empresa Brasileira de Aeronautica, one of the world’s largest aircraft manufacturers, and reducing our position and taking profits in Cia Vale Do Rio Doce.

We purchased shares in several European companies during the fiscal year, including Poland’s Telekomunikacja Polska SA, Greece’s Hellenic Telecommunications Organization SA (OTE) and the Czech Republic’s Cesky Telecom. Largely as a result of these purchases and some of our Asian investments, the Fund’s exposure to telecommunications increased during the period. We sold some of our Turkey holdings before the terrorist attacks there, locking in gains.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Templeton Developing Markets

Securities Fund

12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Anglo American PLC Metals & Mining, South Africa	3.6%

SABMiller PLC Beverages, South Africa	2.5%

Citic Pacific Ltd. Industrial Conglomerates, Hong Kong	2.1%

Hyundai Motor Co. Ltd. Automobiles, South Korea	2.0%

China Mobile (Hong Kong) Ltd., fgn. Wireless Telecommunication Services, China	2.0%

Lukoil Holdings, ADR Oil & Gas, Russia	1.8%

Petroleo Brasileiro SA, ADR, pfd. Oil & Gas, Brazil	1.7%

Telefonos de Mexico SA de CV (Telmex), L, ADR Diversified Telecommunication Services, Mexico	1.6%

Banco Bradesco SA, ADR, pfd. Banks, Brazil	1.6%

Kimberly Clark de Mexico SA de CV, A Household Products, Mexico	1.6%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund – Class 1*

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (3/4/96)

Average Annual Total Return	+53.74%	+8.22%	-3.07%

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (3/4/96–12/31/03)

The graph compares the performance of Templeton Developing Markets Securities Fund – Class 1,* the MSCI Emerging Markets Free Index and the S&P/IFCI Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$4.71	$4.78	$5.25	$7.77	$5.13

Income from investment operations:
Net investment income[b]	.13	.07	.08	.07	.05
Net realized and unrealized gains (losses)	2.38	(.06)	(.50)	(2.52)	2.67

Total from investment operations	2.51	.01	(.42)	(2.45)	2.72

Less distributions from net investment income	(.08)	(.08)	(.05)	(.07)	(.08)

Net asset value, end of year	$7.14	$4.71	$4.78	$5.25	$7.77

Total return[c]	53.74%	.04%	(8.08)%	(31.76)%	53.84%
Ratios/supplemental data
Net assets, end of year (000’s)	$359,299	$225,454	$240,289	$301,645	$297,605
Ratios to average net assets:
Expenses	1.55%	1.58%	1.57%	1.56%	1.50%
Net investment income	2.35%	1.45%	1.64%	1.13%	.82%
Portfolio turnover rate	46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$4.69	$4.76	$5.22	$7.74	$5.12

Income from investment operations:
Net investment income[b]	.11	.06	.07	.06	.03
Net realized and unrealized gains (losses)	2.35	(.06)	(.49)	(2.53)	2.66

Total from investment operations	2.46	—	(.42)	(2.47)	2.69

Less distributions from net investment income	(.06)	(.07)	(.04)	(.05)	(.07)

Net asset value, end of year	$7.09	$4.69	$4.76	$5.22	$7.74

Total return[c]	52.99%	(.15)%	(8.08)%	(32.04)%	53.27%
Ratios/supplemental data
Net assets, end of year (000’s)	$170,953	$80,952	$64,081	$56,617	$49,654
Ratios to average net assets:
Expenses	1.80%	1.83%	1.82%	1.81%	1.75%
Net investment income	2.10%	1.20%	1.37%	.88%	.52%
Portfolio turnover rate	46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2003

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE

Long Term Investments 94.3%
Argentina 1.0%
Tenaris SA, ADR	Energy Equipment & Services	152,914	$5,095,095

Austria 2.8%
[a]Bank Austria Creditanstalt, Reg S	Banks	95,500	4,878,595
OMV AG	Oil & Gas	47,065	7,009,883
Wienerberger AG	Building Products	106,392	2,842,309

			14,730,787

Brazil 7.7%
Banco Bradesco SA, ADR, pfd.	Banks	325,181	8,588,030
Centrais Eletricas Brasileiras SA	Electric Utilities	92,373,000	1,552,891
Centrais Eletricas Brasileiras SA	Electric Utilities	159,745,000	2,685,488
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	82,885	4,269,406
[a]Companhia Paranaense de Energia-Copel, ADR, pfd.	Electric Utilities	61,700	294,309
Duratex SA, pfd.	Building Products	24,097,583	693,359
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Aerospace & Defense	205,254	7,190,048
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	338,985	9,037,340
Souza Cruz SA	Tobacco	297,200	3,118,282
Unibanco Uniao de Bancos Brasileiros SA, GDR	Banks	135,495	3,380,600

			40,809,753

China 9.8%
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,370,000	1,605,827
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	3,378,000	10,377,312
China Petroleum & Chemical Corp., H	Oil & Gas	17,520,000	7,841,980
China Resources Enterprise Ltd.	Distributors	4,248,000	4,815,086
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	15,932,000	6,566,850
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	12,082,000	2,287,668
Cofco International Ltd.	Food Products	1,700,000	1,094,853
Huadian Power International Corp Ltd.	Electric Utilities	5,670,000	2,373,577
PetroChina Co. Ltd., H	Oil & Gas	12,300,000	7,050,209
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	1,829,000	4,181,662
TCL International Holdings Inc.	Household Durables	7,194,000	3,173,715
Travelsky Technology Ltd., H	IT Consulting & Services	802,000	862,577

			52,231,316

Croatia .7%
Pliva D D, GDR, Reg S	Pharmaceuticals	218,000	3,553,400

Czech Republic .6%
Cesky Telecom AS	Diversified Telecommunication Services	117,990	1,341,795
CEZ AS	Electric Utilities	350,850	1,999,052

			3,340,847

Denmark .8%
Carlsberg AS, B	Beverages	98,060	4,518,320

Egypt .2%
Commercial International Bank Ltd.	Banks	311,380	1,111,170

Greece 1.3%
Coca-Cola Hellenic Bottling Co., SA	Beverages	132,757	2,766,329
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	315,390	4,169,131

			6,935,460

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE

Long Term Investments (cont.)
Hong Kong 5.7%
Cheung Kong Holdings Ltd.	Real Estate	528,000	$4,199,598
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	580,000	1,299,912
Citic Pacific Ltd.	Industrial Conglomerates	4,360,000	11,119,584
Dairy Farm International Holdings Ltd.	Food & Drug Retailing	1,655,833	2,773,520
Guoco Group Ltd.	Diversified Financials	130,000	954,454
Hang Lung Group Ltd.	Real Estate	1,279,000	1,598,009
Henderson Investment Ltd.	Real Estate	1,344,000	1,549,384
Hong Kong Land Holdings Ltd.	Real Estate	675,000	1,147,500
[a]Hopewell Highway Infrastructure Ltd., wts., 08/05/06	Transportation Infrastructure	30,000	5,835
Hopewell Holdings Ltd.	Transportation Infrastructure	282,000	434,064
HSBC Holdings PLC	Banks	38,800	612,216
MTR Corp. Ltd.	Road & Rail	1,558,707	2,057,904
Tack Fat Group International Ltd.	Specialty Retail	5,042,000	513,058
Tingyi (Cayman Islands) Holding Corp.	Food Products	8,138,000	1,907,770
VTech Holdings Ltd.	Communications Equipment	32,000	45,546

			30,218,354

Hungary 2.7%
Egis RT	Pharmaceuticals	50,884	2,070,522
Gedeon Richter Ltd.	Pharmaceuticals	40,592	4,805,479
Matav RT	Diversified Telecommunication Services	493,000	1,877,718
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	188,140	5,728,102

			14,481,821

India 3.9%
Container Corp. of India Ltd.	Road & Rail	34,944	509,666
HCL Technologies Ltd.	IT Consulting & Services	131,500	883,104
Hero Honda Motors Ltd.	Automobiles	261,869	2,576,217
Hindustan Petroleum Corp. Ltd.	Oil & Gas	362,004	3,471,271
[a]Indraprastha Gas Ltd.	Gas Utilities	125,000	406,438
ITC Ltd.	Tobacco	48,300	1,042,274
Mahanagar Telephone Nigam Ltd.	Diversified Telecommunication Services	1,468,285	4,431,405
[a]Maruti Udyog Ltd.	Automobiles	249,000	2,053,670
Nestle India Ltd.	Food Products	12,000	181,348
Satyam Computers Services Ltd.	IT Consulting & Services	459,421	3,699,031
Union Bank of India Ltd.	Banks	881,400	990,066
Videsh Sanchar Nigam Ltd.	Diversified Telecommunication Services	203,030	656,371

			20,900,861

Indonesia 2.2%
PT Gudang Garam TBK	Tobacco	1,672,000	2,699,816
PT Indosat (Persero) TBK	Diversified Telecommunication Services	3,410,500	6,073,909
[a]PT Perusahaan Gas Negara, 144A	Oil & Gas	1,731,000	318,557
PT Telekomunikasi Indonesia TBK, B	Diversified Telecommunication Services	3,194,645	2,560,268

			11,652,550

Israel
Elbit Systems Ltd.	Aerospace & Defense	12,476	224,540

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE

Long Term Investments (cont.)
Malaysia .4%
Tanjong PLC	Hotels Restaurants & Leisure	14,000	$39,789
YTL Power International Bhd.	Electric Utilities	2,259,100	1,997,520

			2,037,309

Mexico 5.1%
Alfa SA	Industrial Conglomerates	7,000	20,993
Embotelladoras Arca SA	Food & Drug Retailing	132,000	252,553
Embotelladoras Arca SA, 144A	Food & Drug Retailing	294,833	564,098
Fomento Economico Mexicano SA de CV Femsa, ADR	Beverages	86,020	3,172,417
Grupo Bimbo SA de CV, A	Food Products	496,100	931,519
Grupo Carso SA de CV	Industrial Conglomerates	703,500	2,472,869
Grupo Continental SA	Beverages	494,359	835,865
Grupo Televisa SA, ADR	Media	36,000	1,434,960
Kimberly Clark de Mexico SA de CV, A	Household Products	3,273,400	8,389,412
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	263,882	8,716,022

			26,790,708

Peru
Credicorp Ltd.	Banks	5,100	68,085

Philippines .8%
San Miguel Corp., B	Beverages	3,892,630	4,487,182

Poland 2.4%
[a]BRE Bank SA	Banks	34,625	855,704
Polski Koncern Naftowy Orlen SA	Oil & Gas	887,238	5,926,140
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,498,800	6,066,638

			12,848,482

Russia 1.9%
Aeroflot	Airlines	25,100	17,319
[b]Lukoil Holdings, ADR	Oil & Gas	102,807	9,569,276
Yuzhnaya Telecommunication Co.	Diversified Telecommunication Services	2,913,300	282,590

			9,869,185

Singapore 6.4%
Comfortdelgro Corp. Ltd.	Road & Rail	4,474,000	2,147,036
DBS Group Holdings Ltd.	Banks	430,000	3,721,957
Fraser & Neave Ltd.	Beverages	1,005,681	7,461,332
Keppel Corp. Ltd.	Industrial Conglomerates	2,032,600	7,300,748
Singapore Airlines Ltd.	Airlines	702,000	4,629,571
Singapore Press Holdings Ltd.	Media	54,000	600,954
Singapore Technologies Engineering Ltd.	Aerospace & Defense	2,069,000	2,485,285
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,819,000	5,561,585

			33,908,468

South Africa 11.1%
Anglo American PLC	Metals & Mining	893,410	19,139,720
Barloworld Ltd.	Industrial Conglomerates	202,350	2,126,570
BHP Billiton PLC	Metals & Mining	286,200	2,486,831
Imperial Holdings Ltd.	Air Freight & Couriers	289,177	2,902,601
Nampak Ltd.	Containers & Packaging	291,200	567,131

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE

Long Term Investments (cont.)
South Africa (cont.)
Nedcor Ltd.	Banks	92,000	$854,945
Old Mutual PLC	Insurance	2,773,960	4,568,560
Remgro Ltd.	Industrial Conglomerates	680,270	7,195,065
SABMiller PLC	Beverages	1,304,424	13,290,476
Sasol Ltd.	Oil & Gas	410,087	5,836,444

			58,968,343

South Korea 11.7%
CJ Corp.	Food Products	67,200	3,502,409
Dong-A Pharmaceutical Co. Ltd.	Pharmaceuticals	55,633	866,129
Hite Brewery Co. Ltd.	Beverages	49,490	3,630,236
Hyundai Development Co.	Construction & Engineering	463,020	4,799,242
Hyundai Motor Co. Ltd.	Automobiles	247,460	10,488,233
Kangwon Land Inc.	Hotels Restaurants & Leisure	574,055	6,841,444
Korea Electric Power Corp.	Electric Utilities	306,189	5,499,324
Korea Gas Corp.	Gas Utilities	92,390	1,919,138
KT Corp.	Diversified Telecommunication Services	71,340	2,670,385
KT&G Corp.	Tobacco	68,990	1,198,567
LG Card Co. Ltd.	Consumer Finance	299,013	764,158
LG Chem Ltd.	Chemicals	440	20,311
LG Home Shopping Inc.	Internet & Catalog Retail	12,830	648,230
LG Household & Health Care Ltd.	Household Products	88,940	2,321,472
LG International Corp.	Trading Companies & Distributors	75,000	503,567
Poongsan Corp.	Metals & Mining	28,970	306,355
POSCO	Metals & Mining	16,330	2,233,982
Samsung Corp.	Trading Companies & Distributors	268,540	2,231,260
Samsung Fine Chemicals	Chemicals	221,490	3,039,330
Samsung Heavy Industries Co. Ltd.	Machinery	779,620	4,311,956
SK Corp.	Oil & Gas	183,880	4,228,546

			62,024,274

Taiwan 9.6%
Acer Inc.	Computers & Peripherals	1,675,000	2,491,532
Amtran Technology Co. Ltd.	Computers & Peripherals	575,000	484,389
Cheng Shin Rubber Industry Co. Ltd.	Auto Components	327,000	417,057
Chinatrust Financial Holding Co. Ltd.	Banks	2,438,980	2,449,756
Chunghwa Telcom Co. Ltd.	Diversified Telecommunication Services	1,570,000	2,279,853
D-Link Corp.	Communications Equipment	3,870,000	5,163,800
Delta Electronics Inc.	Electronic Equipment & Instruments	3,453,255	4,424,642
Elan Microelectronics Corp.	Software	2,555,000	2,295,361
Elite Semiconductor Memory Technology Inc.	Electrical Equipment	759,400	1,465,116
Fubon Financial Holding Co. Ltd.	Diversified Financials	1,092,000	1,045,361
Lite-on Technology Corp.	Computers & Peripherals	4,404,000	4,669,926
Mega Financial Holdings Co. Ltd.	Banks	4,070,503	2,445,899
Micro-Star International Co. Ltd.	Computers & Peripherals	104,000	153,166
Phoenixtec Power Co. Ltd.	Electrical Equipment	1,487,270	1,743,545
President Chain Store Corp.	Food & Drug Retailing	1,276,000	1,954,403
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	3,426,000	6,407,982
Taiwan Cellular Corp.	Wireless Telecommunication Services	5,285,302	4,592,530
Taiwan Glass Industrial Corp.	Building Products	235,000	177,894

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE

Long Term Investments (cont.)
Taiwan (cont.)
[a]Tatung Co. Ltd.	Industrial Conglomerates	4,438,000	$1,124,206
Tsann Kuen Enterprise Co. Ltd.	Household Durables	1,008,000	1,466,722
UNI-President Enterprises Corp.	Food Products	3,218,600	1,322,518
Yuanta Core Pacific Securities Co.	Diversified Financials	3,488,212	2,085,735

			50,661,393

Thailand 2.1%
Delta Electronics (Thailand) Public Co. Ltd.	Electronic Equipment & Instruments	1,295,000	879,185
Hana Microelectronics Co. Ltd., fgn.	Electronic Equipment & Instruments	283,000	892,801
Krung Thai Bank Public Co. Ltd., fgn.	Banks	1,200,000	372,515
National Finance Public Co. Ltd., fgn.	Consumer Finance	1,023,700	431,467
PTT Exploration & Production Public Co. Ltd., fgn.	Oil & Gas	1,004,200	6,792,242
Shin Corporation Public Co. Ltd., fgn.	Wireless Telecommunication Services	260,000	255,915
Siam City Cement Public Co. Ltd., fgn.	Construction Materials	58,000	333,750
Siam Makro Public Co. Ltd., fgn.	Food & Drug Retailing	96,000	111,452
[a]Telecomasia Corp. Public Co. Ltd., purch. rts.	Diversified Telecommunication Services	344,616	—
Thai Airways International Public Co. Ltd., fgn.	Airlines	401,600	463,706
[a]Thai Military Bank Public Co. Ltd., fgn.	Banks	1,680,000	290,441
Thai Union Frozen Products Ltd., fgn.	Food Products	110,000	88,838

			10,912,312

Turkey 3.4%
Akbank	Banks	497,801,261	2,604,158
Arcelik AS, Br.	Household Durables	1,103,826,400	6,128,003
Migros Turk T.A.S.	Food & Drug Retailing	178,149,000	2,548,608
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	781,213,000	6,505,473

			17,786,242

Total Long Term Investments (Cost $375,486,632)			500,166,257

		PRINCIPAL AMOUNT

Short Term Investment (Cost $29,789,752) 5.6%
U.S. Treasury Bill, .845% to .92%, 1/2/04 - 3/25/04		$29,835,000	29,793,685

Total Investments (Cost $405,276,384) 99.9%			529,959,942
Other Assets, less Liabilities .1%			292,476

Net Assets 100.0%			$530,252,418

[a]	Non-income producing.
[b]	See Note 6 regarding other considerations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$405,276,384

Value	529,959,942
Foreign currency, at value (cost $1,032,821)	1,035,766
Receivables:
Investment securities sold	1,610,393
Capital shares sold	905,555
Dividends and interest	1,117,412

Total assets	534,629,068

Liabilities:
Payables:
Investment securities purchased	1,194,914
Capital shares redeemed	400,623
Affiliates	654,802
Deferred tax liability (Note 1f)	1,922,971
Funds advanced by custodian	4,457
Other liabilities	198,883

Total liabilities	4,376,650

Net assets, at value	$530,252,418

Net assets consist of:
Undistributed net investment income	$5,951,933
Net unrealized appreciation (depreciation)	122,749,174
Accumulated net realized gain (loss)	(199,577,235)
Capital shares	601,128,546

Net assets, at value	$530,252,418

Class 1:
Net assets, at value	$359,299,298

Shares outstanding	50,348,005

Net asset value and offering price per share	$7.14

Class 2:
Net assets, at value	$170,953,120

Shares outstanding	24,101,077

Net asset value and offering price per share	$7.09

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income: (net of foreign taxes and fees of $1,154,374)
Dividends	$14,244,030
Interest	93,559

Total investment income	14,337,589

Expenses:
Management fees (Note 3)	4,585,327
Administrative fees (Note 3)	525,214
Distribution fees – Class 2 (Note 3)	257,460
Transfer agent fees	2,054
Custodian fees	373,147
Reports to shareholders	148,264
Professional fees	35,822
Trustees’ fees and expenses	3,447
Other	23,250

Total expenses	5,953,985

Net investment income	8,383,604

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $468,507) (Note 1f)	19,346,500
Foreign currency transactions	(510,671)

Net realized gain (loss)	18,835,829
Net unrealized appreciation (depreciation) on:
Investments	143,243,426
Translation of assets and liabilities denominated in foreign currencies	(14,496)
Deferred taxes (Note 1f)	(1,914,669)

Net unrealized appreciation (depreciation)	141,314,261

Net realized and unrealized gain (loss)	160,150,090

Net increase (decrease) in net assets resulting from operations	$168,533,694

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$8,383,604	$4,455,928
Net realized gain (loss) from investments and foreign currency transactions	18,835,829	(9,268,738)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	141,314,261	6,877,309

Net increase (decrease) in net assets resulting from operations	168,533,694	2,064,499
Distributions to shareholders from:
Net investment income:
Class 1	(3,521,009)	(3,878,945)
Class 2	(1,068,523)	(1,149,535)

Total distributions to shareholders	(4,589,532)	(5,028,480)
Capital share transactions: (Note 2)
Class 1	18,051,739	(12,115,583)
Class 2	41,851,167	17,115,195

Total capital share transactions	59,902,906	4,999,612
Net increase (decrease) in net assets	223,847,068	2,035,631
Net assets:
Beginning of year	306,405,350	304,369,719

End of year	$530,252,418	$306,405,350

Undistributed net investment income included in net assets:
End of year	$5,951,933	$3,131,753

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	10,436,573	$60,506,599	20,100,040	$96,134,388
Shares issued in reinvestment of distributions	652,039	3,521,009	751,734	3,878,945
Shares redeemed	(8,573,395)	(45,975,869)	(23,322,593)	(112,128,916)

Net increase (decrease)	2,515,217	$18,051,739	(2,470,819)	$(12,115,583)

Class 2 Shares:
Shares sold	30,181,277	$163,641,071	65,809,894	$323,925,644
Shares issued in reinvestment of distributions	198,398	1,068,523	223,645	1,149,535
Shares redeemed	(23,541,038)	(122,858,427)	(62,244,002)	(307,959,984)

Net increase (decrease)	6,838,637	$41,851,167	3,789,537	$17,115,195

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $197,860,620, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$19,633,396
2007	91,657,992
2009	62,323,035
2010	24,246,197

$197,860,620

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $115,389. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$4,589,532	$5,028,480
Long term capital gain	—	—

	$4,589,532	$5,028,480

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$411,565,787

Unrealized appreciation	$128,486,746
Unrealized depreciation	(10,092,591)

Net unrealized appreciation (depreciation)	$118,394,155

Undistributed ordinary income	$10,640,108
Undistributed long term capital gains	—
Distributable earnings	$10,640,108

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $202,924,854 and $165,313,499, respectively.

6. OTHER CONSIDERATIONS

TAML, as the Fund’s Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Developing Markets Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004 semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

Fund Goal and Primary Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in investments of issuers located outside the U.S., including those in emerging markets.

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned 39.17% for the year under review.1

Economic and Market Overview

In spring 2003, the end of major conflict in Iraq coincided with the start of a global equity market rally that produced the strongest annual total returns since 1986. The rally’s main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring and consolidation, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and the Americas.

In many countries, including the U.S., China and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the U.S., GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose at annualized rates of 3.3% and 6.9% spurred largely by tax cuts, car-buying incentives and mortgage refinancing, as interest rates remained at the lowest level in more than four decades. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S., U.K., Germany and Sweden, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Further evidence of this recovery was the continued rise in the prices of base metals and other commodities. This was due, in part, to greater demand in China. On December 31, 2003, contracts for aluminum and other metals such silver, gold, copper and zinc were anywhere from

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

19% to 50% higher than 12 months before.2 While gold crossed the $400-an-ounce threshold for the first time in more than seven years, such agricultural commodities as cotton and soybeans gained approximately 40%.2 Despite rising commodities prices, global inflation remained subdued throughout the year.

In 2003, the value of the U.S. dollar fell against most major currencies, including a 17% decline versus the euro.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar’s decline significantly affected equity market returns, it was not the only reason for the past year’s gains. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies. These countries benefited from the improving economic and financial market conditions in 2003.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the 12 months under review, the Fund’s overweighted position in the industrials sector relative to the MSCI EAFE Index benefited performance as that sector outperformed the overall index, and the Fund’s industrials sector holdings posted better overall returns than the index’s overall industrials sector return. The Fund’s overweighted utilities sector exposure also helped performance because our utilities stocks outperformed the index’s overall utilities return. In addition, the Fund’s overweighted position in materials aided performance, as the materials sector outperformed the overall MSCI EAFE Index for the year under review.

2. Source: Reuters, Commodity Research Bureau Index; London Metal Exchange.

3. Source: European Central Bank.

Despite the Fund’s double-digit return, some sector positioning dampened performance. Detractors from Fund performance during the year included our underweighted position in the financials sector, and our financials sector holdings’ underperformance relative to the index. The underperformance of the Fund’s energy and consumer staples holdings also hindered relative performance during the reporting period. In addition, the Fund held more than 10% of its total net assets in short-term investments and other net assets (cash) during the period, which constrained performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/03

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	1.8%
Semiconductors & Semiconductor Equipment, South Korea

Denso Corp.	1.8%
Auto Components, Japan

Nippon Telegraph & Telephone Corp.	1.8%
Diversified Telecommunication Services, Japan

Sony Corp.	1.7%
Household Durables, Japan

Aventis SA	1.6%
Pharmaceuticals, France

Koninklijke Philips Electronics NV	1.5%
Household Durables, Netherlands

Cheung Kong Holdings Ltd.	1.5%
Real Estate, Hong Kong

Volkswagen AG, ord. & pfd.	1.4%
Automobiles, Germany

Eni SpA	1.4%
Oil & Gas, Italy

Nordea AB, FDR	1.4%
Banks, Sweden

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Foreign Securities Fund – Class 1*

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+32.55%	+1.96%	+6.78%

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Templeton Foreign Securities Fund – Class 1* and the MSCI EAFE Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton

Foreign Securities

Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.51	$11.85	$18.78	$22.25	$20.69

Income from investment operations:
Net investment income[b]	.19	.22	.23	.40	.33
Net realized and unrealized gains (losses)	2.87	(2.37)	(5.23)	(.95)	3.78

Total from investment operations	3.06	(2.15)	(5.00)	(.55)	4.11

Less distributions from:
Net investment income	(.20)	(.19)	(.26)	(.43)	(.57)
Net realized gains	—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.20)	(.19)	(1.93)	(2.92)	(2.55)

Net asset value, end of year	$12.37	$9.51	$11.85	$18.78	$22.25

Total return[c]	32.55%	(18.40)%	(15.75)%	(2.19)%	23.61%
Ratios/supplemental data
Net assets, end of year (000’s)	$472,665	$397,420	$565,220	$776,495	$1,056,798
Ratios to average net assets:
Expenses	.87%	.88%	.90%	.87%	.85%
Net investment income	1.81%	1.97%	1.59%	2.08%	1.69%
Portfolio turnover rate	18.01%	28.12%	20.00%	32.81%	30.04%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.42	$11.74	$18.67	$22.13	$20.61

Income from investment operations:
Net investment income[b]	.15	.17	.18	.31	.25
Net realized and unrealized gains (losses)	2.85	(2.32)	(5.21)	(.90)	3.78

Total from investment operations	3.00	(2.15)	(5.03)	(.59)	4.03

Less distributions from:
Net investment income	(.18)	(.17)	(.23)	(.38)	(.53)
Net realized gains	—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.18)	(.17)	(1.90)	(2.87)	(2.51)

Net asset value, end of year	$12.24	$9.42	$11.74	$18.67	$22.13

Total return[c]	32.21%	(18.56)%	(15.99)%	(2.38)%	23.23%
Ratios/supplemental data
Net assets, end of year (000’s)	$653,594	$299,760	$225,505	$187,115	$101,365
Ratios to average net assets:
Expenses	1.12%	1.13%	1.15%	1.12%	1.10%
Net investment income	1.56%	1.72%	1.32%	1.66%	1.26%
Portfolio turnover rate	18.01%	28.12%	20.00%	32.81%	30.04%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Fund a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES	VALUE

Common Stocks 82.4%
Aerospace & Defense .9%
BAE Systems PLC	United Kingdom	3,544,411	$10,675,555

Air Freight & Couriers 1.2%
Deutsche Post AG	Germany	677,613	13,948,845

Airlines .7%
Qantas Airways Ltd.	Australia	3,060,000	7,585,272

Auto Components 4.2%
Autoliv Inc., SDR	Sweden	393,611	14,934,166
Denso Corp.	Japan	1,044,800	20,570,383
Michelin SA, B	France	266,820	12,243,834

			47,748,383

Automobiles .9%
Volkswagen AG	Germany	181,815	10,170,907

Banks 6.2%
Abbey National PLC	United Kingdom	628,800	5,977,208
DBS Group Holdings Ltd.	Singapore	662,000	5,730,083
DBS Group Holdings Ltd., 144A	Singapore	650,000	5,626,215
HSBC Holdings PLC	Hong Kong	147,855	2,332,969
Kookmin Bank, ADR	South Korea	314,560	11,902,950
Lloyds TSB Group PLC	United Kingdom	1,387,500	11,127,620
Nordea AB, FDR	Sweden	2,135,083	15,943,102
UBS AG	Switzerland	161,000	11,026,238

			69,666,385

Biotechnology .4%
[a]CellTech Group PLC	United Kingdom	630,000	4,263,082

Chemicals 2.9%
Akzo Nobel NV	Netherlands	329,003	12,698,652
BASF AG	Germany	184,669	10,423,736
Bayer AG, Br.	Germany	333,400	9,840,515

			32,962,903

Commercial Services & Supplies 1.6%
Adecco SA	Switzerland	86,100	5,534,627
Securitas AB, B	Sweden	809,980	10,919,358
Societe BIC SA	France	23,250	1,074,521

			17,528,506

Computers & Peripherals .8%
NEC Corp.	Japan	1,058,000	7,789,139
Seiko Epson Corp., 144A	Japan	14,800	690,491

			8,479,630

Construction Materials .7%
Cemex SA, ADR	Mexico	315,900	8,276,580

Diversified Financials 3.8%
Housing Development Finance Corp. Ltd.	India	41,040	579,597
ING Groep NV	Netherlands	450,610	10,509,308
Nomura Holdings Inc.	Japan	525,730	8,952,666

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Financials (cont.)
Rodamco Europe NV	Netherlands	164,000	$9,550,807
Swire Pacific Ltd., B	Hong Kong	12,648,627	13,359,620

			42,951,998

Diversified Telecommunication Services 6.8%
BCE Inc.	Canada	410,160	9,172,857
Chunghwa Telecom Co. Ltd., ADR	Taiwan	472,300	6,848,350
KT Corp., ADR	South Korea	420,880	8,026,182
Nippon Telegraph & Telephone Corp.	Japan	4,236	20,434,935
Telecom Corp. of New Zealand Ltd.	New Zealand	2,964,626	10,452,325
Telefonica SA, ADR	Spain	247,113	10,919,923
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	333,129	11,003,251

			76,857,823

Electric Utilities 3.7%
E. On AG	Germany	142,653	9,344,059
Endesa SA	Spain	547,398	10,529,540
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	7,117,832
Iberdrola SA, Br.	Spain	528,222	10,440,513
Korea Electric Power Corp.	South Korea	250,000	4,490,139

			41,922,083

Electrical Equipment .8%
Kidde PLC	United Kingdom	2,724,071	5,193,490
Vestas Wind Systems AS	Denmark	261,605	4,254,353

			9,447,843

Electronic Equipment & Instruments 1.2%
Hitachi Ltd.	Japan	2,213,867	13,344,761

Energy Equipment & Services .6%
IHC Caland NV	Netherlands	115,874	6,284,791

Food & Drug Retailing .9%
J Sainsbury PLC	United Kingdom	1,830,860	10,250,469

Food Products 2.6%
Cadbury Schweppes PLC	United Kingdom	1,300,000	9,547,359
Nestle SA	Switzerland	51,790	12,939,648
Unilever PLC	United Kingdom	728,934	6,795,302

			29,282,309

Health Care Equipment & Supplies 1.1%
Amersham PLC	United Kingdom	918,222	12,697,875

Health Care Providers & Services .7%
Mayne Group Ltd.	Australia	3,390,208	8,327,176

Household Durables 3.2%
Koninklijke Philips Electronics NV	Netherlands	576,739	16,840,953
Sony Corp.	Japan	560,854	19,415,586

			36,256,539

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Industrial Conglomerates 2.2%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$14,468,095
Smiths Group PLC	United Kingdom	837,500	9,910,089

			24,378,184

Insurance 7.2%
Ace Ltd.	Bermuda	337,803	13,991,800
AXA SA	France	479,792	10,270,018
AXA SA, 144A	France	40,480	866,480
[a]PICC Property & Casualty Co. Ltd., 144A	China	330,000	147,709
Sampo OYJ, A	Finland	1,292,550	13,368,958
Sompo Japan Insurance Inc.	Japan	1,694,000	13,925,670
Swiss Reinsurance Co.	Switzerland	235,318	15,887,652
XL Capital Ltd., A	Bermuda	162,428	12,596,291

			81,054,578

IT Consulting & Services .5%
Satyam Computers Services Ltd.	India	728,666	5,866,859

Machinery 1.0%
Volvo AB, B	Sweden	369,264	11,290,437

Media 2.2%
Reed Elsevier NV	Netherlands	877,400	10,901,097
Reuters Group PLC	United Kingdom	1,842,300	7,750,318
Wolters Kluwer NV	Netherlands	380,280	5,947,871

			24,599,286

Metals & Mining 3.0%
Alcan Inc.	Canada	55,334	2,652,235
Barrick Gold Corp.	Canada	330,494	7,496,056
BHP Billiton Ltd.	Australia	1,338,050	12,289,377
POSCO, ADR	South Korea	331,100	11,247,467

			33,685,135

Multi-Utilities 1.1%
National Grid Transco PLC	United Kingdom	736,100	5,274,235
Suez SA	France	354,000	7,113,042

			12,387,277

Oil & Gas 5.9%
BP PLC	United Kingdom	1,647,720	13,362,044
Eni SpA	Italy	845,840	15,960,856
Repsol YPF SA	Spain	723,515	14,108,907
Shell Transport & Trading Co. PLC	United Kingdom	1,679,653	12,493,436
Total SA, B	France	54,077	10,054,175

			65,979,418

Paper & Forest Products 2.1%
Stora Enso OYJ, R	Finland	671,830	9,010,270
UPM-Kymmene Corp.	Finland	764,284	14,576,153

			23,586,423

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES		VALUE

Common Stocks (cont.)
Pharmaceuticals 4.4%
Aventis SA	France	266,548		$17,617,451
GlaxoSmithKline PLC	United Kingdom	514,900		11,798,428
Ono Pharmaceutical Co. Ltd.	Japan	299,000		11,243,539
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000		9,012,370

				49,671,788

Real Estate 1.5%
Cheung Kong Holdings Ltd.	Hong Kong	2,086,137		16,592,684

Road & Rail .5%
East Japan Railway Co.	Japan	1,100		5,183,354

Semiconductors & Semiconductor Equipment 2.4%
ASM Pacific Technology Ltd.	Hong Kong	252,500		1,105,802
Samsung Electronics Co. Ltd.	South Korea	54,850		20,761,519
[a]Taiwan Semiconductor Manufacturing Co.	Taiwan	2,494,800		4,666,268

				26,533,589

Software 1.7%
[a]Check Point Software Technologies Ltd.	Israel	268,550		4,517,011
Nintendo Co. Ltd.	Japan	163,000		15,209,480

				19,726,491

Wireless Telecommunication Services .8%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000		9,007,187

Total Common Stocks (Cost $763,745,208)				928,472,405

Preferred Stocks 1.1%
Cia Vale do Rio Doce, A, ADR, pfd.	Brazil	132,792		6,840,116
Volkswagen AG, pfd.	Germany	160,254		5,841,752

Total Preferred Stocks (Cost $8,049,893)				12,681,868

		PRINCIPAL AMOUNTS[c]

Convertible Bonds .1%
Axa SA, cvt., zero cpn., 12/21/04	France	29,987	EUR	604,808
Axa SA, cvt., 144A, zero cpn., 12/21/04	France	2,530	EUR	51,028

Total Convertible Bonds (Cost $485,675)				655,836

Total Long Term Investments (Cost $772,280,776)				941,810,109

		SHARES

Short Term Investments (Cost $176,523,500) 15.7%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	176,523,500		176,523,500

Total Investments (Cost $948,804,276) 99.3%				1,118,333,609
Other Assets, less Liabilities .7%				7,925,852

Net Assets 100.0%				$1,126,259,461

Currency Abbreviations:

EUR - Euro

[a]	Non-income producing.
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[c]	The principal amount is stated in US dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$948,804,276

Value	1,118,333,609
Cash	77,965
Foreign currency, at value (cost $7,986,229)	8,104,073
Receivables:
Capital shares sold	1,243,792
Dividends and interest	1,653,004

Total assets	1,129,412,443

Liabilities:
Payables:
Investment securities purchased	455,400
Capital shares redeemed	871,002
Affiliates	936,118
Deferred tax liability (Note 1f)	624,409
Other liabilities	266,053

Total liabilities	3,152,982

Net assets, at value	$1,126,259,461

Net assets consist of:
Undistributed net investment income	$13,972,294
Net unrealized appreciation (depreciation)	169,136,446
Accumulated net realized gain (loss)	(146,674,699)
Capital shares	1,089,825,420

Net assets, at value	$1,126,259,461

Class 1:
Net assets, at value	$472,665,174

Shares outstanding	38,198,511

Net asset value and offering price per share	$12.37

Class 2:
Net assets, at value	$653,594,287

Shares outstanding	53,391,172

Net asset value and offering price per share	$12.24

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes and fees of $2,708,201)
Dividends	$22,240,216
Interest	11,106

Total investment income	22,251,322

Expenses:
Management fees (Note 3)	5,421,046
Administrative fees (Note 3)	1,100,974
Distribution fees - Class 2 (Note 3)	1,051,609
Transfer agent fees	6,838
Other	725,130

Total expenses	8,305,597

Net investment income	13,945,725

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(31,135,006)
Foreign currency transactions	43,941

Net realized gain (loss)	(31,091,065)

Net unrealized appreciation (depreciation) on:
Investments	272,546,674
Translation of assets and liabilities denominated in foreign currencies	205,168
Deferred taxes (Note 1f)	(624,409)

Net unrealized appreciation (depreciation)	272,127,433

Net realized and unrealized gain (loss)	241,036,368

Net increase (decrease) in net assets resulting from operations	$254,982,093

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$13,945,725	$14,225,614
Net realized gain (loss) from investments and foreign currency transactions	(31,091,065)	(89,762,160)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	272,127,433	(61,179,717)

Net increase (decrease) in net assets resulting from operations	254,982,093	(136,716,263)
Distributions to shareholders from:
Net investment income:
Class 1	(7,698,069)	(8,763,684)
Class 2	(6,848,227)	(4,308,628)

Total distributions to shareholders	(14,546,296)	(13,072,312)
Capital share transactions: (Note 2)
Class 1	(35,694,170)	(64,156,384)
Class 2	224,338,382	120,399,514

Total capital share transactions	188,644,212	56,243,130
Net increase (decrease) in net assets	429,080,009	(93,545,445)
Net assets:
Beginning of year	697,179,452	790,724,897

End of year	$1,126,259,461	$697,179,452

Undistributed net investment income included in net assets:
End of year	$13,972,294	$14,477,229

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-two separate series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,070,068	$41,441,600	16,717,042	$179,100,108
Shares issued on merger[a]	—	—	1,133,785	13,775,492
Shares issued in reinvestment of distributions	745,937	7,698,069	754,190	8,763,684
Shares redeemed	(8,386,415)	(84,833,839)	(24,542,240)	(265,795,668)

Net increase (decrease)	(3,570,410)	$(35,694,170)	(5,937,223)	$(64,156,384)

Class 2 Shares:
Shares sold	77,265,095	$769,052,246	160,323,831	$1,703,285,592
Shares issued on merger[a]	—	—	1,702,025	20,475,362
Shares issued in reinvestment of distributions	669,785	6,848,227	374,013	4,308,628
Shares redeemed	(56,376,439)	(551,562,091)	(149,780,718)	(1,607,670,068)

Net increase (decrease)	21,558,441	$224,338,382	12,619,151	$120,399,514

[a]	On May 1, 2002, the Fund acquired the net assets of Templeton International Smaller Companies Fund in a taxable exchange pursuant to a plan of reorganization approved by the Templeton International Smaller Companies Fund shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.75%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.60%	Over $1.3 billion

The Fund pays a business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $146,623,002 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097
2011	66,483,700

$146,623,002

At December 31, 2003, the Fund has deferred currency losses occurring subsequent to October 31, 2003 of $51,695. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$14,546,296	$13,072,312
Long term capital gains	—	—

	$14,546,296	$13,072,312

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$949,111,026

Unrealized appreciation	$220,505,970
Unrealized depreciation	(51,283,387)

Net unrealized appreciation (depreciation)	$169,222,583

Undistributed ordinary income	$14,279,043
Undistributed long term capital gains	—

Distributable earnings	$14,279,043

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2003 aggregated $223,736,214 and $129,917,072, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $797,901 of dividend income from investment in the Sweep Money Fund for the period ended December 31, 2003.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004, semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

We are pleased to bring you Templeton Global Asset Allocation Fund’s annual report covering the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its broad equity benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned 34.63% for the year under review, and it outperformed its fixed income benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which returned 14.51% for the same period.1

Economic and Market Overview

In spring 2003, the end of major conflict in Iraq coincided with the start of a global equity market rally that produced the strongest annual total returns since 1986. The rally’s main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring and consolidation, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and the Americas.

In many countries, including the U.S., China and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the U.S., GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose at annualized rates of 3.3% and 6.9% spurred largely by tax cuts, car-buying incentives and mortgage refinancing, as interest rates remained at the lowest level in more than four decades. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S., U.K., Germany and Sweden, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TGA-1

Further evidence of this recovery was the continued rise in the prices of base metals and other commodities. This was due, in part, to greater demand in China. On December 31, 2003, contracts for aluminum and other metals such as silver, gold, copper and zinc were anywhere from 19% to 50% higher than 12 months before.2 While gold crossed the $400-an-ounce threshold for the first time in more than seven years, such agricultural commodities as cotton and soybeans gained approximately 40%.2 Despite rising commodities prices, global inflation remained subdued throughout the year.

In 2003, the value of the U.S. dollar fell against most major currencies, including a 17% decline versus the euro.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar’s decline significantly affected equity market returns, it was not the only reason for the past year’s gains. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies. These countries benefited from the improving economic and financial market conditions in 2003.

Global bond markets benefited from the low interest rate environment and currency developments as most major currencies appreciated against the U.S. dollar during the reporting period. The euro zone and other European countries had positive short-term yield differentials and stronger balance-of-payment positions relative to the U.S. For example, in contrast to a widening U.S. current account deficit during the year, the euro zone posted a trailing 12-month current account surplus in September 2003. In addition, export growth and current account surpluses supported international reserve accumulation in many countries.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

2. Source: Reuters, Commodity Research Bureau Index; London Metal Exchange.

3. Source: European Central Bank.

TGA-2

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (Hedging Instruments) for hedging purposes.

Manager’s Discussion

During the 12 months under review, the Fund’s overweighted equity position in the materials sector relative to the MSCI All Country World Free Index benefited performance as that sector outperformed the overall index, and the Fund’s equity holdings in materials posted better overall returns than the index’s overall materials sector return. The Fund’s equity positions in the industrials sector also benefited relative performance because they outperformed the overall index.

Despite the Fund’s double-digit returns, some equity sector positioning dampened performance. Detractors from Fund performance during the year included poor performance from several of the Fund’s consumer staples holdings. The Fund’s underweighted financials sector exposure, despite the outperformance of several of the Fund’s specific financials positions, also hindered overall relative performance because that sector outperformed the overall index for the period.

Regarding the Fund’s income allocation, developed market interest rate movements, currency returns and emerging market bonds, in addition to income, contributed to the Fund’s performance. Monetary easing by certain major central banks around the world provided a positive backdrop for local bond markets and positively impacted the Fund’s performance. Slow economic growth at the beginning of the year, accompanied by heightened geopolitical uncertainty, rising unemployment and disinflationary pressures provided a favorable environment for an accommodative monetary stance at many major central banks.

The U.S. dollar’s depreciation against the euro positively impacted Fund performance during the period, as the euro represented the largest currency exposure of the Fund’s fixed income securities throughout the reporting period. However, currencies from some regions, particularly Asia, did not experience similar appreciation against the U.S. dollar despite larger trade surpluses with the U.S. Consequently, the Fund reallocated some exposure toward the end of the reporting period away from the euro zone and into Asia seeking to position the Fund for

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

Based on Total Net Assets 12/31/03

U.S.	13.1%

U.K.	7.5%

Germany	6.8%

France	6.8%

Sweden	6.5%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities 12/31/03

% of Total Net Assets

Diversified Telecommunication Services	4.7%

Insurance	4.7%

Pharmaceuticals	4.3%

Banks	3.5%

Media	3.0%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGA-3

potential global economic recovery as well as to take advantage of the discrepancy between currency performance and macroeconomic trends.

The Australian dollar and New Zealand dollar were the top performing developed country currencies, appreciating 25.27% and 20.34%, respectively, against the U.S. dollar during the Fund’s fiscal year, bringing these countries’ bond returns in U.S. dollar terms to 37.32% and 33.75%.4 The Fund’s positions in the two countries contributed positively to the Fund’s performance during the period.

Japan underperformed other developed bond markets in U.S. dollar terms, returning only 9.84% during the year, with 9.69% appreciation of the yen against the U.S. dollar.5 Although Japan benefited during the past year from a cyclical economic recovery and improving export strength, concerns remained about the country’s banking sector health and structural reform progress. We sought exposure to Asia’s cyclical, regional economic recovery through a variety of currencies from the region without exposure to any country-specific risks in Japan.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

4. Source: JPM GGBI; Citigroup World Government Bond Index.

5. Source: J.P. Morgan Government Bond Index Monitor, December 2003.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGA-4

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Asset Allocation Fund – Class 1*

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+32.31%	+7.12%	+9.38%

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Templeton Global Asset Allocation Fund – Class 1,* the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TGA-5

TEMPLETON GLOBAL ASSET ALLOCATION FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED FEBRUARY 12, 2004

TO THE PROSPECTUS DATED MAY 1, 2003

The Management section on page TGA-5 is replaced with the following:

Templeton Investment Counsel, LLC (Investment Counsel), Broward Financial Centre, Suite 2100, For Lauderdale, Florida 33394, is the Fund’s investment manager.

Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s sub-advisor. Advisers provides Investment Counsel with investment management advice and assistance with respect to the Fund’s investments in debt securities.

The team responsible for managing the equity portion of the Fund is:

Peter A. Nori, CFA EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER—RESEARCH ANALYST	Mr. Nori has managed the equity portion of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

Tucker Scott, CFA SENIOR VICE PRESIDENT	Mr. Scott has managed the equity portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

Mark R. Beveridge, CFA EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER—RESEARCH ANALYST	Mr. Beveridge has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1985.

The team responsible for managing the bond portion of the Fund is:

Alexander C. Calvo SENIOR VICE PRESIDENT OF ADVISERS	Mr. Calvo has managed the bond portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1995.

Michael Hasenstab, PH.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS

Dr. Hasenstab has been a manager of the bond portion of the Fund since 2002 and an analyst since 2001. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

The Fund pays Investment Counsel a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2002, the management fee, before any reduction, was 0.62% of the Fund’s average daily net assets. Under an agreement by Investment Counsel to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.60% of its average daily net assets to Investment Counsel for its services. This reduction is required by the Board and an SEC order.

Please keep this supplement for future reference.

TGA-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$14.59	$15.51	$19.22	$23.37	$22.46

Income from investment operations:
Net investment income[b]	.41	.39	.38 [d]	.44	.44
Net realized and unrealized gains (losses)	4.23	(1.01)	(2.16)[d]	(.45)	3.78

Total from investment operations	4.64	(.62)	(1.78)	(.01)	4.22

Less distributions from:
Net investment income	(.45)	(.30)	(.26)	(.52)	(.50)
Net realized gains	—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.45)	(.30)	(1.93)	(4.14)	(3.31)

Net asset value, end of year	$18.78	$14.59	$15.51	$19.22	$23.37

Total return[c]	32.31%	(4.17)%	(9.72)%	.29%	22.86%
Ratios/supplemental data
Net assets, end of year (000’s)	$572,798	$425,470	$501,074	$628,244	$671,549
Ratios to average net assets:
Expenses	.81%	.81%	.81%	.81%	.74%
Net investment income	2.54%	2.56%	2.28% [d]	2.20%	2.06%
Portfolio turnover rate	34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year

Net asset value, beginning of year	$14.49	$15.41	$19.13	$23.27	$22.38

Income from investment operations:
Net investment income[b]	.36	.34	0.33 [d]	.37	.36
Net realized and unrealized gains (losses)	4.20	(1.00)	(2.15)[d]	(.43)	3.80

Total from investment operations	4.56	(.66)	(1.82)	(.06)	4.16

Less distributions from:
Net investment income	(.41)	(.26)	(.23)	(.46)	(.46)
Net realized gains	—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.41)	(.26)	(1.90)	(4.08)	(3.27)

Net asset value, end of year	$18.64	$14.49	$15.41	$19.13	$23.27

Total return[c]	31.95%	(4.39)%	(9.95)%	.04%	22.54%
Ratios/supplemental data
Net assets, end of year (000’s)	$55,754	$39,926	$38,974	$32,346	$20,962
Ratios to average net assets:
Expenses	1.06%	1.06%	1.06%	1.07%	.99%
Net investment income	2.29%	2.31%	1.99% [d]	1.91%	1.71%
Portfolio turnover rate	34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES	VALUE

Common Stocks 63.5%
Aerospace & Defense 2.2%
BAE Systems PLC	United Kingdom	153,055	$460,992
Boeing Co.	United States	116,600	4,913,524
Rolls-Royce Group PLC	United Kingdom	2,733,657	8,674,043

			14,048,559

Air Freight & Couriers 1.3%
Deutsche Post AG	Germany	382,790	7,879,835

Auto Components 1.7%
Autoliv Inc., SDR	Sweden	129,000	4,894,445
Valeo SA	France	140,790	5,638,348

			10,532,793

Automobiles .6%
Volkswagen AG	Germany	70,650	3,952,230

Banks 3.5%
DBS Group Holdings Ltd.	Singapore	476,000	4,120,120
Kookmin Bank, ADR	South Korea	164,670	6,231,113
Lloyds TSB Group PLC	United Kingdom	343,900	2,758,046
Nordea AB, FDR	Sweden	955,960	7,138,349
UBS AG	Switzerland	29,200	1,999,790

			22,247,418

Chemicals 2.9%
Akzo Nobel NV	Netherlands	63,665	2,457,302
BASF AG	Germany	100,840	5,691,965
Bayer AG, Br.	Germany	109,940	3,244,950
Dow Chemical Co.	United States	156,500	6,505,705

			17,899,922

Commercial Services & Supplies 1.0%
Adecco SA	Switzerland	53,000	3,406,913
R.R. Donnelley & Sons Co.	United States	103,660	3,125,349

			6,532,262

Computers & Peripherals .4%
NEC Corp.	Japan	319,000	2,348,521
Seiko Epson Corp., 144A	Japan	7,500	349,911

			2,698,432

Containers & Packaging 1.2%
Temple-Inland Inc.	United States	117,540	7,366,232

Diversified Financials 2.6%
ING Groep NV	Netherlands	312,632	7,291,329
Nomura Holdings Inc.	Japan	244,600	4,165,298
Swire Pacific Ltd., A	Hong Kong	780,000	4,812,458

			16,269,085

Diversified Telecommunication Services 4.7%
Cable & Wireless PLC	United Kingdom	975,500	2,331,309
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	2,047,400
KT Corp., ADR	South Korea	208,260	3,971,518

TGA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Nippon Telegraph & Telephone Corp.	Japan	1,152	$5,557,376
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	139,501
Telecom Corp. of New Zealand Ltd.	New Zealand	1,772,970	6,250,927
Telefonica SA, ADR	Spain	96,339	4,257,220
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	151,858	5,015,870

			29,571,121

Electric Utilities 1.6%
E.On AG	Germany	92,290	6,045,181
Endesa SA	Spain	122,000	2,346,746
Endesa SA, ADR	Spain	88,000	1,680,800

			10,072,727

Electrical Equipment .9%
Kidde PLC	United Kingdom	1,581,900	3,015,921
Vestas Wind Systems AS	Denmark	148,160	2,409,452

			5,425,373

Electronic Equipment & Instruments .8%
Hitachi Ltd.	Japan	845,000	5,093,496

Finance .7%
JP Morgan Chase & Co.	United States	76,000	2,791,480
Morgan Stanley	United States	30,900	1,788,183

			4,579,663

Food & Drug Retailing 1.0%
J Sainsbury PLC	United Kingdom	1,166,200	6,529,225

Food Products 2.7%
Cadbury Schweppes PLC	United Kingdom	37,230	273,422
Kraft Foods Inc., A	United States	133,290	4,294,604
Nestle SA	Switzerland	29,910	7,472,965
Unilever PLC	United Kingdom	513,650	4,788,372

			16,829,363

Health Care Providers & Services .5%
[a]Wellpoint Health Networks Inc.	United States	35,030	3,397,560

Household Durables 2.3%
Koninklijke Philips Electronics NV	Netherlands	283,767	8,286,082
Sony Corp.	Japan	41,300	1,429,719
Sony Corp., ADR	Japan	136,900	4,746,323

			14,462,124

Insurance 4.7%
Ace Ltd.	Bermuda	101,700	4,212,414
AXA SA	France	316,124	6,766,680
[a]PICC Property & Casualty Co. Ltd., 144A	China	190,000	85,044
Riunione Adriatica di Sicurta SpA	Italy	387,122	6,592,012
Swiss Reinsurance Co.	Switzerland	95,570	6,452,472
XL Capital Ltd., A	Bermuda	68,810	5,336,216

			29,444,838

TGA-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Internet Software & Services .7%
[a]Bearingpoint Inc.	United States	410,000	$4,136,900

IT Consulting & Services 1.6%
[a]Ceridian Corp.	United States	305,700	6,401,358
Satyam Computers Services Ltd.	India	431,198	3,471,794

			9,873,152

Leisure Equipment & Products .4%
Mattel Inc.	United States	131,100	2,526,297

Machinery 1.7%
Atlas Copco AB, A	Sweden	199,100	7,125,242
Volvo AB, B	Sweden	124,268	3,799,558

			10,924,800

Media 3.0%
[a]Comcast Corp.	United States	62,636	2,058,845
John Fairfax Holdings Ltd.	Australia	2,021,680	5,361,779
Reed Elsevier NV	Netherlands	501,600	6,232,038
[a]Time Warner Inc.	United States	110,900	1,995,091
Wolters Kluwer NV	Netherlands	215,741	3,374,355

			19,022,108

Metals & Mining 1.8%
Barrick Gold Corp.	Canada	290	6,578
BHP Billiton Ltd.	Australia	551,100	5,061,601
POSCO, ADR	South Korea	180,000	6,114,600

			11,182,779

Multi-Utilities 1.2%
National Grid Transco PLC	United Kingdom	420,100	3,010,061
Suez SA	France	229,280	4,607,001

			7,617,062

Multiline Retail .7%
Target Corp.	United States	107,000	4,108,800

Oil & Gas 2.9%
BP PLC	United Kingdom	206,700	1,676,216
Eni SpA	Italy	307,225	5,797,283
Husky Energy Inc.	Canada	267,350	4,855,643
Shell Transport & Trading Co. PLC	United Kingdom	756,100	5,623,951

			17,953,093

Paper & Forest Products .9%
Stora Enso OYJ, R	Finland	416,260	5,607,539

Pharmaceuticals 4.3%
Abbott Laboratories	United States	118,000	5,498,800
Aventis SA	France	109,200	7,217,558
Bristol-Myers Squibb Co.	United States	217,420	6,218,212
GlaxoSmithKline PLC	United Kingdom	119,250	2,732,497
Ono Pharmaceutical Co. Ltd.	Japan	137,000	5,151,721

			26,818,788

TGA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31,2003 (cont.)

	COUNTRY	SHARES		VALUE

Common Stocks (cont.)
Real Estate 1.3%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		$8,204,329

Road & Rail .5%
Nippon Express Co. Ltd.	Japan	660,000		3,116,171

Semiconductors & Semiconductor Equipment 1.0%
Samsung Electronics Co. Ltd.	South Korea	16,790		6,355,258

Software 2.9%
[a]BMC Software Inc.	United States	291,900		5,443,935
[a]Check Point Software Technologies Ltd.	Israel	216,000		3,633,120
Nintendo Co. Ltd.	Japan	54,800		5,113,371
[a]Synopsys Inc.	United States	128,080		4,323,981

				18,514,407

Specialty Retail .4%
[a]Toys R Us Inc.	United States	191,600		2,421,824

Wireless Telecommunication Services .9%
[a]AT&T Wireless Services Inc.	United States	370,000		2,956,300
China Mobile (Hong Kong) Ltd., fgn.	China	928,000		2,850,842

				5,807,142

Total Common Stocks (Cost $327,740,545)				399,022,707

Preferred Stock (Cost $1,226,665) .4%
Cia Vale do Rio Doce, A, ADR, pfd.	Brazil	46,840		2,412,729

		PRINCIPAL AMOUNT[c]
Bonds 30.6%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	5,623,419
5.50%, 11/01/10	Italy	2,300,000	EUR	3,162,004
5.00%, 2/01/12	Italy	1,810,000	EUR	2,407,702
Federal Republic of Germany,
4.00%, 6/25/04	Germany	500,000	EUR	636,226
5.00%, 8/19/05	Germany	3,268,000	EUR	4,315,837
6.00%, 7/04/07	Germany	5,242,000	EUR	7,217,007
5.00%, 7/04/11	Germany	3,015,000	EUR	4,030,106
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	10,400,000		9,991,800
Finland Govt, 3.00%, 07/04/08	Finland	1,850,000	EUR	2,288,465
French Treasury Note, 4.75%, 7/12/07	France	5,400,000	EUR	7,158,678
Government of Canada,
6.00%, 6/01/08	Canada	2,212,000	CAD	1,859,287
6.00%, 6/01/11	Canada	6,849,000	CAD	5,807,565
Government of France,
3.00%, 7/12/08	France	2,100,000	EUR	2,596,392
4.00%, 10/25/09	France	6,420,000	EUR	8,205,575
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	5,383,838
5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,347,629
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	14,054,574

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE

Bonds (cont.)
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	$2,366,040
10.15%, 1/31/06	Spain	2,450,000	EUR	3,549,842
4.80%, 10/31/06	Spain	7,480,000	EUR	9,909,490
5.00%, 7/30/12	Spain	2,920,000	EUR	3,891,614
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	6,167,328
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,342,745
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	2,054,029
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,775,346
5.00%, 11/15/13	Denmark	25,080,000	DKK	4,428,082
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,030,000	NOK	779,360
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	5,084,572
5.50%, 10/08/12	Sweden	86,010,000	SEK	12,672,444
Kingdom of Thailand, 6.00%, 3/05/05	Thailand	172,000,000	THB	4,571,814
New South Wales Treasury Corp.,
6.50%, 5/01/06	Australia	9,688,000	AUD	7,443,211
8.00%, 3/01/08	Australia	2,430,000	AUD	1,985,916
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	300,000	AUD	229,934
Republic of Austria,
5.00%, 1/15/08	Austria	4,900,000	EUR	6,560,734
5.00%, 7/15/12	Austria	4,800,000	EUR	6,396,067
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	2,748,000		3,255,281
Republic of Indonesia, 14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	2,216,207
Republic of Panama, 8.875%, 9/30/27	Panama	960,000		1,012,800
Republic of Peru, FRN, 5.00%, 3/07/17	Peru	1,034,000		965,154
Republic of Philippines,
9.875%, 1/15/19	Philippines	1,400,000		1,487,500
10.625%, 3/16/25	Philippines	1,070,000		1,180,344
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	5,265,370
United Mexican States,
9.875%, 2/01/10	Mexico	724,000		912,016
11.375%, 9/15/16	Mexico	1,330,000		1,892,590
11.50%, 5/15/26	Mexico	2,895,000		4,204,988

Total Bonds (Cost $146,160,281)				192,686,922

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE

Convertible Bond (Cost $295,091) .1%
Axa SA, cvt., zero cpn., 12/21/04	France	19,757	EUR	$398,479

Total Long Term Investments (Cost $475,422,582)				$594,520,837

		SHARES
Short Term Investments 4.7%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	25,296,859		25,296,859

		PRINCIPAL AMOUNT[c]
Thailand Treasury Bill, zero cpn., 9/30/04	Thailand	183,500,000	THB	4,576,527

Total Short Term Investments (Cost $29,843,136)				29,873,386

Total Investments (Cost $505,265,718) 99.3%				624,394,223
Other Assets, less Liabilities .7%				4,158,425

Net Assets 100.0%				$628,552,648

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

THB - Thai Baht

[a]	Non-income producing.
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

TGA-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$505,265,718

Value	624,394,223
Cash	33,029
Foreign currency, at value (cost $132,838)	84,130
Receivables:
Capital shares sold	22,194
Dividends and interest	5,260,367

Total assets	629,793,943

Liabilities:
Payables:
Investment securities purchased	257,678
Capital shares redeemed	379,781
Affiliates	398,604
Deferred tax liability (Note 1f)	104,220
Other liabilities	101,012

Total liabilities	1,241,295

Net assets, at value	$628,552,648

Net assets consist of:
Undistributed net investment income	$14,496,244
Net unrealized appreciation (depreciation)	119,371,539
Accumulated net realized gain (loss)	(56,385,081)
Capital shares	551,069,946

Net assets, at value	$628,552,648

Class 1:
Net assets, at value	$572,798,449

Shares outstanding	30,503,902

Net asset value and offering price per share	$18.78

Class 2:
Net assets, at value	$55,754,199

Shares outstanding	2,990,819

Net asset value and offering price per share	$18.64

See notes to financial statements.

TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes and fees of $1,023,360)
Dividends	$8,617,648
Interest	8,545,712

Total investment income	17,163,360

Expenses:
Management fees (Note 3)	3,073,575
Administrative fees (Note 3)	719,976
Distribution fees - Class 2 (Note 3)	112,664
Transfer Agent fees	2,740
Other	372,267

Total expenses	4,281,222

Net investment income	12,882,138

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(48,100,795)
Foreign currency transactions	370,532

Net realized gain (loss)	(47,730,263)
Net unrealized appreciation (depreciation) on:
Investments	183,925,992
Translation of assets and liabilities denominated in foreign currencies	111,224
Deferred taxes (Note 1f)	(104,220)

Net unrealized appreciation (depreciation)	183,932,996

Net realized and unrealized gain (loss)	136,202,733

Net increase (decrease) in net assets resulting from operations	$149,084,871

See notes to financial statements.

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$12,882,138	$12,861,961
Net realized gain (loss) from investments and foreign currency transactions	(47,730,263)	3,691,354
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	183,932,996	(38,051,023)

Net increase (decrease) in net assets resulting from operations	149,084,871	(21,497,708)
Distributions to shareholders from:
Net investment income:
Class 1	(12,872,007)	(9,120,690)
Class 2	(1,147,201)	(750,622)

Total distributions to shareholders	(14,019,208)	(9,871,312)
Capital share transactions: (Note 2)
Class 1	24,154,273	(46,847,936)
Class 2	3,935,942	3,566,120

Total capital share transactions	28,090,215	(43,281,816)
Net increase (decrease) in net assets	163,155,878	(74,650,836)
Net assets:
Beginning of year	465,396,770	540,047,606

End of year	$628,552,648	$465,396,770

Undistributed net investment income included in net assets:
End of year	$14,496,244	$12,858,724

See notes to financial statements.

TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, over 53% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is high total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,924,694	$48,227,589	526,225	$7,952,010
Shares issued in reinvestment of distributions	795,550	12,872,007	578,357	9,120,690
Shares redeemed	(2,381,733)	(36,945,323)	(4,250,902)	(63,920,636)

Net increase (decrease)	1,338,511	$24,154,273	(3,146,320)	$(46,847,936)

Class 2 Shares:
Shares sold	949,657	$15,396,855	2,038,410	$29,793,094
Shares issued in reinvestment of distributions	71,299	1,147,201	47,872	750,622
Shares redeemed	(785,835)	(12,608,114)	(1,859,712)	(26,977,596)

Net increase (decrease)	235,121	$3,935,942	226,570	$3,566,120

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.65%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.52%	Over $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $55,040,780 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2009	$5,082,133
2010	443,666
2011	49,514,981

$55,040,780

At December 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $1,342,049. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$14,019,208	$9,871,312
Long term capital gain	—	—

	$14,019,208	$9,871,312

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$507,515,139

Unrealized appreciation	$139,515,607
Unrealized depreciation	(22,636,523)

Net unrealized appreciation (depreciation)	$116,879,084

Undistributed ordinary income	$16,743,414
Undistributed long term capital gains	—

Distributable earnings	$16,743,414

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2003 aggregated $168,260,830 and $168,677,960, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $109,039 of dividend income from investment in the Sweep Money Fund for the period ended December 31, 2003.

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

TGA-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Asset Allocation Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 7 as to which the date is February 12, 2004

TGA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004, semi-annual report of the Fund.

TGA-24

TEMPLETON GLOBAL INCOME SECURITIES FUND

Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which delivered cumulative total returns of 2.22% in local currency terms and 14.51% in U.S. dollar terms for the same period.1

Economic and Market Overview

During the year under review, many global developed economies showed signs of recovery and benign inflationary pressures following an environment of low growth and disinflation that facilitated monetary easing in many major economies. Economic growth accelerated in the U.S., remained strong in Asia and was weak, yet positive, in Europe. Despite these signs of economic recovery, inflationary pressures remained benign, supported by productivity growth and excess capacity in labor and capital. Global bond markets benefited from the low interest rate environment and currency developments as most major currencies appreciated against the U.S. dollar.

The U.S. dollar depreciated 15.26% relative to the nation’s major trading partners for the 12 months ended December 31, 2003.2 The U.S. experienced deteriorating balance of payment fundamentals during the year, as record trade deficit levels drove the U.S. current account deficit to $135 billion for third quarter 2003, or 4.9% of gross domestic product (GDP) on an annualized basis.3 The current account deficit combined with a fiscal deficit created a “twin-deficit” problem similar to previous periods when the U.S. dollar came under pressure.

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Federal Reserve.

3. Source: Bureau of Economic Analysis.

TGI-1

Despite generally lower economic growth rates than those of the U.S., the euro zone and other European countries had positive short-term yield differentials and stronger balance of payment positions relative to the U.S. For example, in contrast to the widening U.S. current account deficit during the year, the euro zone posted a trailing 12-month current account surplus in September 2003 of 2.0% of GDP.4 In the Scandinavian countries of Norway and Sweden, short-term government securities offered higher yields than similar maturity U.S. Treasuries despite aggressive monetary easing during the past year. Export strength and relatively high commodity prices helped Norway and Sweden maintain current account surpluses.

In Asia, economic growth improved in many countries over the past year, accompanied by low inflationary pressures. Export growth and current account surpluses in many of the countries supported international reserve accumulation, particularly in Japan and among the newly industrialized economies of South Korea, Thailand and Indonesia. By the end of the year, these reserve levels represented increases of 44.6%, 28.0%, 11.1% and 14.8%, respectively, over year-ago figures.5

Reduced interest rates in developed economies generally benefit emerging market borrowers through lower borrowing costs and positive investment flows from investors seeking higher returns outside developed countries. Additionally, emerging market credit fundamentals remained favorable, highlighted by the past year’s large number of sovereign credit upgrades. For example, independent credit rating agency Moody’s Investors Service upgraded Russia’s long-term foreign currency rating to investment grade. Standard & Poor’s, another independent credit rating agency, raised Indonesia’s and Thailand’s foreign currency sovereign ratings during the year.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In considering these factors, we evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We intend to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

4. Source: European Central Bank, Eurostat.

5. Sources: Japan Ministry of Finance; Bank of Korea; Bank of Thailand; Bank of Indonesia.

TGI-2

Manager’s Discussion

In addition to income, developed market interest rate movements, currency returns and emerging market bonds contributed to the Fund’s strong one-year performance.

Monetary easing by certain major central banks around the world provided a positive backdrop for local bond markets and positively impacted the Fund’s performance. Slow economic growth at the beginning of the year, accompanied by heightened geopolitical uncertainty, rising unemployment and disinflationary pressures provided a favorable environment for an accommodative monetary stance at many major central banks. In the U.S., the Federal Reserve Board lowered the federal funds target rate 25 basis points (0.25%) to 1.00%. However, the yield curve steepened on prospects of stronger economic growth later in the year and the U.S. Treasury market declined 2.44% for the full year. As a result, the Fund benefited from its underweighted allocation to the U.S. In Europe, policymakers at the European Central Bank (ECB) reduced its reference rate 75 basis points (0.75%) to 2.00% and euro-zone bond markets returned 3.98% in local currency terms.6 Similarly, Denmark, Sweden and Norway lowered rates and those countries’ bonds returned 4.55%, 5.04% and 11.08%, respectively, in local currency terms.7 Additionally, the Reserve Bank of New Zealand reduced its official reference rate 75 basis points (0.75%) to 4.75%, driving 6.56% local currency return.8

The U.S. dollar’s depreciation against most major currencies positively impacted Fund performance during the period. Throughout the reporting period, the euro represented the Fund’s largest currency exposure. The euro appreciated 16.80% against the U.S. dollar, with EMU bond markets returning 24.98%.9 The Fund benefited from its exposure to other European countries. During the year, the Swedish krona appreciated 17.42% against the U.S. dollar, while the Danish krone was up 16.60% and the Norwegian krone rose 3.97%. The strong currency appreciation combined with local market returns helped produce bond market returns of 27.19%, 25.36% and 15.67% in U.S. dollar terms for Sweden, Denmark and Norway, respectively.7 Currencies from other regions, particularly Asia, did not experience similar appreciation against the U.S. dollar despite larger trade surpluses with the U.S. Of

6. Sources: European Central Bank; J.P. Morgan Government Bond Index Monitor, December 2003.

7. Sources: JPM GGBI; Citigroup World Government Bond Index.

8. Sources: Reserve Bank of New Zealand; J.P. Morgan Government Bond Index Monitor, December 2003.

9. Source: J.P. Morgan Government Bond Index Monitor, December 2003.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-3

the roughly $41 billion monthly U.S. trade deficit, Asia accounted for about $22 billion versus $8 billion in western Europe.10 Consequently, the Fund reallocated some exposure toward the end of the reporting period away from the euro zone and into Asia seeking to position the Fund for potential global economic recovery as well as to take advantage of the discrepancy between currency performance and macroeconomic trends.

The Australian dollar and New Zealand dollar were the top performing developed country currencies, appreciating 25.27% and 20.34%, respectively, against the U.S. dollar during the Fund’s fiscal year, bringing these countries’ bond returns in U.S. dollar terms to 37.32% and 33.75%.11 The Fund’s overweighted positions in the two countries contributed to the Fund’s outperformance during the period. Australia and New Zealand, although running relatively large current account deficits, differed from the U.S. in that they had balanced fiscal accounts, thus not creating a “twin-deficit” condition. From a balance of payments perspective, their current account deficits were balanced by strong foreign investment flows in an economic environment of high yields relative to other developed nations, as well as fiscal surpluses. Australia and New Zealand also each exhibited strong economic growth during the year, reporting 2.6% and 3.5% annual growth in third quarter 2003.12

Japan underperformed other developed bond markets in U.S. dollar terms, returning only 9.84% during the year, with 9.69% appreciation of the yen against the U.S. dollar.9 Although Japan benefited during the past year from a cyclical economic recovery and improving export strength, concerns remained about the country’s banking sector health and structural reform progress. We sought exposure to Asia’s cyclical, regional economic recovery through a variety of currencies from the region without exposure to any country-specific risks in Japan.

The Fund also invested in emerging market sovereign debt that is typically non-investment grade and compensates for greater credit risk by offering higher income or coupon. During the 12-month period, emerging market returns contributed to Fund performance as the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) delivered strong returns. Emerging bond markets, as measured by JPM EMBIG, returned 25.66% during the 12-month period. Sovereign interest rate spreads declined from 7.25 percentage points greater than the U.S. Treasury

10. Source: U.S. Census Bureau, 10/31/03.

11. Sources: JPM GGBI; J.P. Morgan Government Bond Index Broad.

12. Sources: Australia Bureau of Statistics; Statistics New Zealand.

TGI-4

market at the beginning of the reporting period to 4.03 percentage points by period-end.13 Reduced interest rates in developed economies generally benefit emerging market borrowers through lower borrowing costs and positive investment flows from investors seeking higher returns outside developed countries. Regionally, Latin American sovereign debt returned 32.97%, eastern Europe 22.07% and Asia 9.02%.13

The Fund increased allocation to emerging markets during the period, largely through increased exposure to euro and local currency denominated debt markets we believe have opportunities for potential currency appreciation as well as attractive yield characteristics. Primarily, we expanded and diversified the Fund’s Asian exposure later in the reporting period to include South Korea, Thailand and Indonesia. The regional cyclical recovery in Asia supported growth rates while current account surpluses from competitive trade conditions contributed to international reserve accumulation.

Thank you for your continued participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

13. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-5

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	10-Year

Average Annual Total Return	+22.72%	+8.48%	+7.01%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/94–12/31/03)

The graph compares the performance of Templeton Global Income Securities Fund – Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGI-6

Past performance does not guarantee future results.

TEMPLETON GLOBAL INCOME SECURITIES FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED FEBRUARY 12, 2004

TO THE PROSPECTUS DATED MAY 1, 2003

The Management section on page TGI-5 is replaced with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Alexander C. Calvo SENIOR VICE PRESIDENT OF ADVISERS	Mr. Calvo has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1995.

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a manager of the Fund since 2002 and an analyst since 2001. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.63% of its average daily net assets to Advisers for its services.

Please keep this supplement for future reference

TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001		2000	1999

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.67	$11.39	$11.53		$11.07	$12.87

Income from investment operations:
Net investment income[a]	.69	.59	.59	[c]	.68	.68
Net realized and unrealized gains (losses)	2.35	1.83	(.32)[c]		(.20)	(1.42)

Total from investment operations	3.04	2.42	.27		.48	(.74)

Less distributions from net investment income	(1.17)	(.14)	(.41)		(.02)	(1.06)

Net asset value, end of year	$15.54	$13.67	$11.39		$11.53	$11.07

Total return[b]	22.72%	21.44%	2.55%		4.32%	(5.79)%
Ratios/supplemental data
Net assets, end of year (000’s)	$52,842	$50,622	$63,781		$81,171	$90,537
Ratios to average net assets:
Expenses	.76%	.73%	.71%		.72%	.65%
Net investment income	4.72%	4.88%	5.22%	[c]	6.22%	5.65%
Portfolio turnover rate	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001		2000	1999[d]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.59	$11.33	$11.48		$11.04	$12.93

Income from investment operations:
Net investment income[a]	.65	.54	.55	[c]	.65	.60
Net realized and unrealized gains (losses)	2.33	1.84	(.31)[c]		(.19)	(1.44)

Total from investment operations	2.98	2.38	.24		.46	(.84)

Less distributions from net investment income	(1.15)	(.12)	(.39)		(.02)	(1.05)

Net asset value, end of year	$15.42	$13.59	$11.33		$11.48	$11.04

Total return[b]	22.44%	21.15%	2.24%		4.14%	(6.53)%
Ratios/supplemental data
Net assets, end of year (000’s)	$5,181	$2,119	$1,286		$1,237	$443
Ratios to average net assets:
Expenses	1.01%	.98%	.96%		.97%	.91% [e]
Net investment income	4.47%	4.63%	4.95%	[c]	5.94%	5.36% [e]
Portfolio turnover rate	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized.

See notes to financial statements.

TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2003

	PRINCIPAL AMOUNT[a]		VALUE

Long Term Investments 97.2%
Australia 6.0%
New South Wales Treasury Corp.,
6.50%, 5/01/06	200,000	AUD	153,658
8.00%, 3/01/08	1,990,000	AUD	1,626,327
Queensland Treasury Corp., 6.00%, 8/14/13	2,200,000	AUD	1,685,269

			3,465,254

Austria 4.1%
Republic of Austria,
5.00%, 7/15/12	850,000	EUR	1,132,637
4.65%, 1/15/18	1,000,000	EUR	1,267,280

			2,399,917

Belgium 3.9%
Kingdom of Belgium, 7.50%, 7/29/08	1,531,000	EUR	2,251,891

Bulgaria .2%
Republic of Bulgaria, FRN, 1.9375%, 7/28/11	122,550		120,291

Canada 1.4%
Government of Canada, 6.00%, 6/01/11	937,000	CAD	794,523

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000		144,911
11.75%, 2/25/20	159,000		189,505

			334,416

Denmark 1.7%
Kingdom of Denmark,
5.00%, 11/15/13	3,950,000	DKK	697,405
7.00%, 11/10/24	1,300,000	DKK	279,758

			977,163

Finland 3.9%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	886,147
5.375%, 7/04/13	1,000,000	EUR	1,367,936

			2,254,083

France 4.7%
Government of France,
4.00%, 10/25/09	1,055,000	EUR	1,348,424
4.00%, 4/25/13	930,000	EUR	1,150,986
4.25%, 4/25/19	200,000	EUR	240,549

			2,739,959

Germany 2.7%
Federal Republic of Germany,
3.25%, 2/17/04	657,000	EUR	829,951
5.00%, 7/04/11	532,000	EUR	711,117

			1,541,068

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE

Long Term Investments (cont.)
Greece 3.1%
Hellenic Republic,
4.60%, 5/20/13	700,000	EUR	894,469
6.50%, 10/22/19	600,000	EUR	893,226

			1,787,695

Hungary .8%
Government of Hungary, 8.50%, 10/12/05	101,100,000	HUF	470,643

Indonesia 5.3%
Indonesia Recapital Bond,
12.125%, 2/15/06	1,800,000,000	IDR	216,385
13.15%, 3/15/10	6,005,000,000	IDR	716,536
Republic of Indonesia, 14.00%, 6/15/09	17,407,000,000	IDR	2,143,195

			3,076,116

Irish Republic 3.2%
Republic of Ireland, 5.00%, 4/18/13	1,400,000	EUR	1,865,225

Italy 2.8%
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	1,131,293	EUR	1,600,763

Mexico 2.8%
United Mexican States,
9.875%, 2/01/10	800,000		1,007,752
144A, 7.50%, 3/08/10	450,000	EUR	631,833

			1,639,585

Netherlands 4.7%
Government of Netherlands, 5.75%, 2/15/07	2,008,000	EUR	2,731,366

New Zealand 7.6%
Government of New Zealand,
7.00%, 7/15/09	5,140,000	NZD	3,557,244
6.00%, 11/15/11	1,300,000	NZD	859,813

			4,417,057

Norway 3.1%
Kingdom of Norway,
6.75%, 1/15/07	7,350,000	NOK	1,213,323
5.50%, 5/15/09	3,600,000	NOK	578,658

			1,791,981

Philippines 3.6%
Republic of Philippines,
9.00%, 2/15/13	700,000		731,045
10.625%, 3/16/25	1,200,000		1,323,750

			2,054,795

Russia 3.3%
Federation of Russia,
12.75%, 6/24/28	105,000		168,073
Reg S, 11.00%, 7/24/18	1,250,000		1,694,469
Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	34,000		32,666

			1,895,208

TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE

Long Term Investments (cont.)
South Africa .4%
Republic of South Africa, 5.25%, 5/16/13	200,000	EUR	243,063

South Korea 4.4%
Korea Treasury Bond,
4.50%, 9/03/06	160,000,000	KRW	135,192
4.75%, 3/12/08	2,883,000,000	KRW	2,435,307

			2,570,499

Spain 3.3%
Bonos Y Oblig Del Estado,
6.00%, 1/31/08	200,000	EUR	277,790
5.50%, 7/30/17	400,000	EUR	551,766
Government of Spain,
10.15%, 1/31/06	378,000	EUR	547,690
5.00%, 7/30/12	410,000	EUR	546,425

			1,923,671

Sweden 7.9%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000	SEK	789,307
3.50%, 4/20/06	1,200,000	SEK	167,195
5.50%, 10/08/12	24,780,000	SEK	3,651,008

			4,607,510

Thailand 5.0%
Kingdom of Thailand,
6.00%, 3/05/05	8,000,000	THB	212,642
8.50%, 10/14/05	63,500,000	THB	1,795,020
8.00%, 12/08/06	3,500,000	THB	103,018
4.125%, 2/12/08	9,000,000	THB	241,181
8.50%, 12/08/08	1,000,000	THB	31,872
4.80%, 4/09/10	20,000,000	THB	534,757

			2,918,490

Ukraine 2.0%
Republic of Ukraine, 144A, 7.65%, 6/11/13	1,130,000		1,176,963

United Kingdom .6%
United Kingdom, 7.50%, 12/07/06	175,000	GBP	339,139

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE

Long Term Investments (cont.)
Venezuela 4.1%
Republic of Venezuela,
9.25%, 9/15/27	$2,390,000		$2,178,640
144A, 10.75%, 9/19/13	200,000		213,000

			2,391,640

Total Long Term Investments (Cost $46,912,583)			56,379,974

Short Term Investment (Cost $189,207) .3%
New Zealand Treasury Bill, 5.15%, 6/16/04	300,000	NZD	196,552

Total Investments (Cost $47,101,790) 97.5%			56,576,526
Other Assets, less Liabilities 2.5%			1,446,161

Net Assets 100.0%			$58,022,687

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

THB - Thai Baht

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$47,101,790

Value	56,576,526
Cash	69,023
Foreign currency, at value (cost $21,941)	21,164
Receivables:
Capital shares sold	5,995
Interest	1,437,463

Total assets	58,110,171

Liabilities:
Payables:
Capital shares redeemed	27,196
Affiliates	32,310
Custodian fees	8,400
Professional fees	15,934
Other liabilities	3,644

Total liabilities	87,484

Net assets, at value	$58,022,687

Net assets consist of:
Undistributed net investment income	$5,047,873
Net unrealized appreciation (depreciation)	9,556,787
Accumulated net realized gain (loss)	(10,279,568)
Capital shares	53,697,595

Net assets, at value	$58,022,687

Class 1:
Net assets, at value	$52,841,926

Shares outstanding	3,400,132

Net asset value and offering price per share	$15.54

Class 2:
Net assets, at value	$5,180,761

Shares outstanding	335,983

Net asset value and offering price per share	$15.42

See notes to financial statements.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Interest income (net of foreign taxes of $7,986)	$3,034,021

Expenses:
Management fees (Note 3)	345,404
Distribution fees - Class 2 (Note 3)	9,820
Transfer agent fees	280
Custodian fees	31,765
Reports to shareholders	23,939
Professional fees	16,682
Trustees’ fees and expenses	535
Other	3,619

Total expenses	432,044

Net investment income	2,601,977

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,654,666
Foreign currency transactions	160,681

Net realized gain (loss)	3,815,347

Net unrealized appreciation (depreciation) on:
Investments	4,915,997
Translation of assets and liabilities denominated in foreign currencies	24,640

Net unrealized appreciation (depreciation)	4,940,637

Net realized and unrealized gain (loss)	8,755,984

Net increase (decrease) in net assets resulting from operations	$11,357,961

See notes to financial statements.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002
Increase (decrease) in net assets:
Operations:
Net investment income	$2,601,977	$2,843,587
Net realized gain (loss) from investments and foreign currency transactions	3,815,347	1,188,208
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	4,940,637	7,043,474

Net increase (decrease) in net assets resulting from operations	11,357,961	11,075,269
Distributions to shareholders from:
Net investment income:
Class 1	(3,980,291)	(721,350)
Class 2	(323,749)	(15,678)

Total distributions to shareholders	(4,304,040)	(737,028)
Capital share transactions: (Note 2)
Class 1	(4,386,768)	(23,182,049)
Class 2	2,614,619	518,247

Total capital share transactions	(1,772,149)	(22,663,802)
Net increase (decrease) in net assets	5,281,772	(12,325,561)
Net assets:
Beginning of year	52,740,915	65,066,476

End of year	$58,022,687	$52,740,915

Undistributed net investment income included in net assets:
End of year	$5,047,873	$3,745,859

See notes to financial statements.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2003, 76% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	157,660	$2,314,617	256,364	$3,077,773
Shares issued in reinvestment of distributions	271,137	3,980,291	60,012	721,350
Shares redeemed	(733,010)	(10,681,676)	(2,210,800)	(26,981,172)

Net increase (decrease)	(304,213)	$(4,386,768)	(1,894,424)	$(23,182,049)

Class 2 Shares:
Shares sold	255,207	$3,668,776	54,900	$671,632
Shares issued in reinvestment of distributions	22,205	323,749	1,310	15,678
Shares redeemed	(97,419)	(1,377,906)	(13,677)	(169,063)

Net increase (decrease)	179,993	$2,614,619	42,533	$518,247

TGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $10,067,343, which may be carried over to offset future capital gains. Such losses expire as follows:

2007	$5,870,061
2008	2,370,518
2009	1,649,034
2010	177,730

Total	$10,067,343

On December 31, 2003 the Fund had expired capital loss carryovers of $633,271, which were reclassified to paid-in capital.

At December 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $160,781. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

TGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$4,304,040	$737,028
Long term capital gain	—	—

	$4,304,040	$737,028

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$47,708,770

Unrealized appreciation	$9,098,185
Unrealized depreciation	(230,429)

Net unrealized appreciation (depreciation)	$8,867,756

Undistributed ordinary income	$5,603,410
Undistributed long term capital gains	—

Distributable earnings	$5,603,410

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003 aggregated $28,184,223 and $29,905,911, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

TGI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund’s investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

TGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

TGI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004 semi-annual report of the Fund.

TGI-23

TEMPLETON GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

This annual report for Templeton Growth Securities Fund covers the period ended December 31, 2003.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary following this report. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned 34.63% for the year under review.1

Economic and Market Overview

In spring 2003, the end of major conflict in Iraq coincided with the start of a global equity market rally that produced the strongest annual total returns since 1986. The rally’s main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring and consolidation, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and the Americas.

In many countries, including the U.S., China and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the U.S., GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose at annualized rates of 3.3% and 6.9% spurred largely by tax cuts, car-buying incentives and mortgage refinancing, as interest rates remained at the lowest level in more than four decades. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S., U.K., Germany and Sweden, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Further evidence of this recovery was the continued rise in the prices of base metals and other commodities. This was due, in part, to greater demand in China. On December 31, 2003, contracts for aluminum and other metals such silver, gold, copper and zinc were anywhere from

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

19% to 50% higher than 12 months before.2 While gold crossed the $400-an-ounce threshold for the first time in more than seven years, such agricultural commodities as cotton and soybeans gained approximately 40%.2 Despite rising commodities prices, global inflation remained subdued throughout the year.

In 2003, the value of the U.S. dollar fell against most major currencies, including a 17% decline versus the euro.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar’s decline significantly affected equity market returns, it was not the only reason for the past year’s gains. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies. These countries benefited from the improving economic and financial market conditions in 2003.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance benefited from several areas of the market. For example, the Fund’s energy and utilities sector exposure contributed to performance, as our holdings in those sectors outperformed the benchmark MSCI All Country World Free Index.4 Our health care holdings also outperformed the overall index, and during the period, we purchased shares of such health care sector companies as pharmaceuticals GlaxoSmithKline, Aventis and Novartis. In addition, the Fund’s consumer discretionary holdings benefited relative performance as they outperformed the benchmark index’s return.5

2. Source: Reuters, Commodity Research Bureau Index; London Metal Exchange.

3. Source: European Central Bank.

4. The energy sector comprises energy equipment and services, and oil and gas, and the utilities sector comprises electric utilities, gas utilities and multi-utilities in the Statement of Investments.

5. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; media; multi-line retail and specialty retail in the Statement of Investments.

From a regional standpoint, our relatively overweighted European exposure benefited Fund performance, as did the fact that many of our specific European holdings outperformed the index’s European stocks.

Hindering the Fund’s performance relative to the index were the Fund’s materials sector holdings, which underperformed those of the index during the fiscal year.6 In addition, the consumer staples sector underperformed the index; therefore, our exposure to that sector detracted from overall performance.7 Regionally, our Asian holdings, which underperformed those of the index during the period, hindered relative performance.

We generally found more value in European and Asian stocks, which traded at 13 times estimated 2004 earnings at period-end, than in U.S. stocks, which traded at 18 times estimated 2004 earnings at period-end. Consistent with our strategy, during the fiscal year we sold for a profit shares of EMC, Volvo, Komatsu, BHP Billiton, Burlington Resources, Mylan Labs and Merrill Lynch, and we purchased shares of TDC, BP PLC, Unilever, Nintendo, Reuters, National Grid and Reed Elsevier.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

6. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the Statement of Investments.

7. The consumer staples sector comprises food products in the Statement of Investments.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2003, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund 12/31/03

Company Sector/Industry, Country	% of Total Net Assets

BP PLC	1.8%
Oil & Gas, U.K.

Shell Transport & Trading Co. PLC	1.7%
Oil & Gas, U.K.

E.ON AG	1.7%
Electric Utilities, Germany

Bristol-Myers Squibb Co.	1.6%
Pharmaceuticals, U.S.

Aventis SA	1.6%
Pharmaceuticals, France

Eni SpA	1.6%
Oil & Gas, Italy

Nestle SA	1.6%
Food Products, Switzerland

GlaxoSmithKline PLC	1.5%
Pharmaceuticals, U.K.

J Sainsbury PLC	1.4%
Food & Drug Retailing, U.K.

Cheung Kong Holdings Ltd.	1.3%
Real Estate, Hong Kong

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/03

Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund – Class 1

Periods ended 12/31/03

	1-Year	5-Year	Since Inception (3/15/94)

Average Annual Total Return	+32.62%	+5.72%	+8.89%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for Hypothetical $10,000 Investment (3/15/94–12/31/03)

The graph compares the performance of Templeton Growth Securities Fund – Class 1 and the MSCI All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TEMPLETON GROWTH SECURITIES FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

SUPPLEMENT DATED DECEMBER 17, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager. Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the fund’s sub-advisor. TAML provides TGAL with investment management advice and assistance.

MANAGEMENT TEAM    The team responsible for the Fund’s management is:

Alan Chua, CFA PORTFOLIO MANAGER, TAML	Mr. Chua has been a manager of the Fund since January 2004 and has been with Franklin Templeton Investments since 2000. Previously, he was an associate director with UBS Asset Management.

Dale Winner, CFA SENIOR VICE PRESIDENT, TGAL	Mr. Winner has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1995.

Murdo Murchison, CFA EXECUTIVE VICE PRESIDENT, TGAL	Mr. Murchison has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.81% of its average net assets to TGAL for its services.

Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$8.67	$11.09	$13.76	$15.63	$14.77

Income from investment operations:
Net investment income[a]	.17	.17	.26	.30	.28
Net realized and unrealized gains (losses)	2.63	(2.13)	(.36)	(.15)	2.66

Total from investment operations	2.80	(1.96)	(.10)	.15	2.94

Less distributions from:
Net investment income	(.16)	(.24)	(.28)	(.27)	(.36)
Net realized gains	—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.16)	(.46)	(2.57)	(2.02)	(2.08)

Net asset value, end of year	$11.31	$8.67	$11.09	$13.76	$15.63

Total return[b]	32.62%	(18.32)%	(.98)%	1.74%	21.04%
Ratios/supplemental data
Net assets, end of year (000’s)	$769,339	$665,537	$966,725	$1,163,637	$708,310
Ratios to average net assets:
Expenses	.88%	.87%	.85%	.88%	.88%
Net investment income	1.74%	1.69%	2.13%	2.18%	1.87%
Portfolio turnover rate	37.43%	30.67%	31.05%	69.67%	46.54%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2003	2002	2001	2000	1999[c]

Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$8.59	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.13	.13	.21	.25	.17
Net realized and unrealized gains (losses)	2.62	(2.10)	(.34)	(.15)	2.17

Total from investment operations	2.75	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.15)	(.23)	(.26)	(.26)	(.36)
Net realized gains	—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.15)	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of year	$11.19	$8.59	$11.01	$13.69	$15.60

Total return[b]	32.13%	(18.49)%	(1.31)%	1.47%	16.35%
Ratios/supplemental data
Net assets, end of year (000’s)	$511,659	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.13%	1.12%	1.10%	1.12%	1.14% [d]
Net investment income	1.49%	1.44%	1.80%	1.87%	1.17% [d]
Portfolio turnover rate	37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003

	COUNTRY	SHARES	VALUE

Common Stocks 85.9%
Aerospace & Defense 2.6%
BAE Systems PLC	United Kingdom	3,247,043	$9,779,900
BAE Systems PLC, 144A	United Kingdom	35,823	107,897
Boeing Co.	United States	289,000	12,178,460
Rolls-Royce Group PLC	United Kingdom	3,661,602	11,618,463

			33,684,720

Airlines .8%
Singapore Airlines Ltd.	Singapore	1,560,100	10,288,595

Automobiles .7%
Volkswagen AG	Germany	165,400	9,252,636

Banks 7.5%
Abbey National PLC	United Kingdom	1,703,959	16,197,387
DBS Group Holdings Ltd.	Singapore	725,000	6,275,393
HSBC Holdings PLC	Hong Kong	461,601	7,283,492
Kookmin Bank	South Korea	323,500	12,122,765
Lloyds TSB Group PLC	United Kingdom	1,924,424	15,433,701
Nordea AB	Sweden	1,610,770	12,088,666
Standard Chartered PLC	United Kingdom	691,455	11,418,830
UBS AG	Switzerland	213,966	14,653,665

			95,473,899

Chemicals 3.7%
Akzo Nobel NV	Netherlands	355,200	13,709,788
BASF AG	Germany	145,200	8,195,888
Bayer AG, Br.	Germany	418,290	12,346,097
Syngenta AG	Switzerland	196,100	13,208,110

			47,459,883

Commercial Services & Supplies 1.7%
Brambles Industries PLC	United Kingdom	1,784,500	6,500,882
Securitas AB	Sweden	503,790	6,791,604
Waste Management Inc.	United States	297,408	8,803,277

			22,095,763

Computers & Peripherals .3%
Hewlett-Packard Co.	United States	144,590	3,321,232

Containers & Packaging .3%
Temple-Inland Inc.	United States	59,950	3,757,067

Diversified Financials 2.5%
Morgan Stanley	United States	100,000	5,787,000
Nomura Holdings Inc.	Japan	899,000	15,309,088
Swire Pacific Ltd., A	Hong Kong	1,748,800	10,789,778

			31,885,866

Diversified Telecommunication Services 7.1%
BCE Inc.	Canada	344,317	7,700,338
KT Corp., ADR	South Korea	688,360	13,127,025
Nippon Telegraph & Telephone Corp.	Japan	3,501	16,889,213
Portugal Telecom SGPS SA	Portugal	543,450	5,470,145
SBC Communications Inc.	United States	441,280	11,504,170
TDC AS	Denmark	430,274	15,525,332

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services (cont)
[a]Telefonica SA	Spain	540,160	$7,930,704
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	368,216	12,162,174

			90,309,101

Electric Utilities 4.2%
E.On AG	Germany	323,600	21,196,453
Endesa SA	Spain	600,000	11,541,372
Hong Kong Electric Holdings Ltd.	Hong Kong	2,680,498	10,599,630
Iberdrola SA, Br.	Spain	331,200	6,546,297
Korea Electric Power Corp.	South Korea	229,100	4,114,763

			53,998,515

Electronic Equipment & Instruments 1.6%
[a]Celestica Inc.	Canada	445,040	6,706,753
Hitachi Ltd.	Japan	2,191,500	13,209,937

			19,916,690

Energy Equipment & Services .9%
[a]Noble Corp.	United States	327,600	11,721,528

Food & Drug Retailing 3.3%
Albertson’s Inc.	United States	537,800	12,181,170
J Sainsbury PLC	United Kingdom	3,133,140	17,541,568
[a]Kroger Co.	United States	654,190	12,109,057

			41,831,795

Food Products 5.5%
Cadbury Schweppes PLC	United Kingdom	1,880,000	13,806,949
General Mills Inc.	United States	205,670	9,316,851
H.J. Heinz Co.	United States	278,585	10,148,852
Nestle SA	Switzerland	80,399	20,087,561
Unilever NV	Netherlands	263,257	17,217,300

			70,577,513

Gas Utilities .5%
TransCanada Corp.	Canada	300,000	6,472,432

Health Care Providers & Services .6%
AmerisourceBergen Corp.	United States	3,400	190,910
CIGNA Corp.	United States	126,750	7,288,125
HCA Inc.	United States	3,500	150,360

			7,629,395

Hotels Restaurants & Leisure 1.2%
Accor SA	France	213,300	9,658,767
Carnival Corp.	United States	157,373	6,252,429

			15,911,196

Household Durables 1.5%
Koninklijke Philips Electronics NV	Netherlands	315,570	9,214,740
Sony Corp.	Japan	299,100	10,354,213

			19,568,953

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Industrial Conglomerates 1.9%
Hutchison Whampoa Ltd.	Hong Kong	1,068,000	$7,875,599
Smiths Group PLC	United Kingdom	850,100	10,059,184
Tyco International Ltd.	United States	262,920	6,967,380

			24,902,163

Insurance 4.4%
Ace Ltd.	Bermuda	302,000	12,508,840
AXA SA	France	348,340	7,456,269
Swiss Reinsurance Co.	Switzerland	223,730	15,105,280
Willis Group Holdings Ltd.	United States	270,398	9,212,460
XL Capital Ltd., A	Bermuda	155,300	12,043,515

			56,326,364

IT Consulting & Services 1.4%
Electronic Data Systems Corp.	United States	525,302	12,890,911
Satyam Computers Services Ltd.	India	686,066	5,523,865

			18,414,776

Machinery
Volvo AB, B	Sweden	993	30,362

Media 3.5%
Pearson PLC	United Kingdom	1,063,752	11,844,646
Reed Elsevier NV	Netherlands	1,005,800	12,496,380
Reuters Group PLC	United Kingdom	2,141,933	9,010,835
[a]Time Warner Inc.	United States	300,000	5,397,000
Wolters Kluwer NV	Netherlands	349,853	5,471,969

			44,220,830

Metals & Mining 1.8%
Barrick Gold Corp.	Canada	348,800	7,921,248
BHP Billiton PLC	United Kingdom	1,065,996	9,312,509
POSCO	South Korea	39,792	5,443,639

			22,677,396

Multi-Utilities 1.3%
National Grid Transco PLC	United Kingdom	2,334,378	16,726,066

Multiline Retail .4%
Marks & Spencer Group PLC	United Kingdom	1,099,900	5,690,394

Oil & Gas 5.8%
BP PLC	United Kingdom	2,873,817	23,304,973
Eni SpA	Italy	1,081,305	20,404,040
Repsol YPF SA	Spain	424,530	8,278,549
Shell Transport & Trading Co. PLC	United Kingdom	2,982,593	22,184,841

			74,172,403

Paper & Forest Products 3.2%
Bowater Inc.	United States	191,800	8,882,258
International Paper Co.	United States	240,000	10,346,400
Stora Enso OYJ, R	Finland	763,800	10,289,334
UPM-Kymmene Corp.	Finland	624,400	11,908,335

			41,426,327

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES		VALUE

Common Stocks (cont.)
Pharmaceuticals 8.8%
Abbott Laboratories	United States	283,510		$13,211,566
Aventis SA	France	308,743		20,406,323
Bristol-Myers Squibb Co.	United States	737,730		21,099,078
GlaxoSmithKline PLC	United Kingdom	815,888		18,695,273
Novartis AG	Switzerland	297,700		13,515,953
Pfizer Inc.	United States	420,000		14,838,600
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940		10,798,723

				112,565,516

Real Estate 1.3%
Cheung Kong Holdings Ltd.	Hong Kong	2,166,499		17,231,866

Semiconductors & Semiconductor Equipment .8%
Samsung Electronics Co. Ltd.	South Korea	26,320		9,962,501

Software 1.7%
[a]Check Point Software Technologies Ltd.	Israel	390,510		6,568,378
Nintendo Co. Ltd.	Japan	160,000		14,929,551

				21,497,929

Specialty Retail .4%
[a]Toys R Us Inc.	United States	375,000		4,740,000

Wireless Telecommunication Services 2.7%
[a]AT&T Wireless Services Inc.	United States	1,522,000		12,160,780
China Mobile (Hong Kong) Ltd., fgn.	China	3,598,500		11,054,694
SK Telecom Co. Ltd.	South Korea	61,223		10,225,243
SK Telecom Co. Ltd., ADR	South Korea	54,400		1,015,038

				34,455,755

Total Common Stocks (Cost $968,463,184)				1,100,197,427

Preferred Stocks 1.2%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	138,500		7,134,135
Petroleo Brasileiro SA, ADR, pfd.	Brazil	173,100		4,614,846
Volkswagen AG, pfd.	Germany	108,300		3,947,868

Total Preferred Stocks (Cost $10,732,153)				15,696,849

Convertible Bond (Cost $325,173) .1%		PRINCIPAL AMOUNT[c]
AXA SA, cvt., zero cpn., 12/21/04	France	21,771	EUR	439,100

Total Investments before Repurchase Agreements (Cost $979,520,510)				1,116,333,376

Repurchase Agreements 11.8%
[b] BZW Securities Inc. 0.84%, 1/02/04 (Maturity Value $70,003,267) Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	70,000,000		70,000,000
[b] Federal Home Loan Bank .75%, 1/02/04 (Maturity Value $11,470,000) Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	11,470,000		11,469,522
[b] Paribas Corp .93%, 1/02/04 (Maturity Value $70,003,617) Collateralized by U.S. Treasury Bills, Notes and Bonds, and Government Agency Securities	United States	70,000,000		70,000,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2003 (cont.)

	COUNTRY	SHARES	VALUE

Repurchase Agreements (cont.)
Total Repurchase Agreements (Cost $151,469,522)			$151,469,522

Total Investments (Cost $1,130,990,032) 99.0%			1,267,802,898
Other Assets, less Liabilities 1.0%			13,194,830

Net Assets 100.0%			$1,280,997,728

Currency Abbreviations:

EUR - Euro

[a]	Non-income producing.
[b]	See Note 1(c) regarding repurchase agreements.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in securities:
Cost	$979,520,510

Value	1,116,333,376
Repurchase agreements, at value and cost	151,469,522
Cash	76,092
Foreign currency, at value (cost $6,829,852)	7,061,422
Receivables:
Investment securities sold	4,086,363
Capital shares sold	1,340,813
Dividends and Interest	2,685,276

Total assets	1,283,052,864

Liabilities:
Payables:
Investment securities purchased	195,143
Capital shares redeemed	373,015
Affiliates	1,020,837
Deferred tax liability (Note 1g)	258,124
Other liabilities	208,017

Total liabilities	2,055,136

Net assets, at value	$1,280,997,728

Net assets consist of:
Undistributed net investment income	$16,602,943
Net unrealized appreciation (depreciation)	136,894,643
Accumulated net realized gain (loss)	(78,853,936)
Capital shares	1,206,354,078

Net assets, at value	$1,280,997,728

Class 1:
Net assets, at value	$769,339,086

Shares outstanding	68,049,173

Net asset value and offering price per share	$11.31

Class 2:
Net assets, at value	$511,658,642

Shares outstanding	45,705,756

Net asset value and offering price per share	$11.19

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2003

Investment income:
(net of foreign taxes and fees of $2,469,013)
Dividends	$ 24,724,072
Interest	1,037,496

Total investment income	25,761,568

Expenses:
Management fees (Note 3)	7,964,686
Distribution fees - Class 2 (Note 3)	768,510
Transfer agent fees	5,244
Other	634,281

Total expenses	9,372,721

Net investment income	16,388,847

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $84,349) (Note 1g)	(17,384,016)
Foreign currency transactions	252,727

Net realized gain (loss)	(17,131,289)
Net unrealized appreciation (depreciation) on:
Investments	296,364,236
Translation of assets and liabilities denominated in foreign currencies	693,277
Deferred taxes (Note 1g)	(258,124)

Net unrealized appreciation (depreciation)	296,799,389

Net realized and unrealized gain (loss)	279,668,100

Net increase (decrease) in net assets resulting from operations	$296,056,947

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2003 and 2002

	2003	2002

Increase (decrease) in net assets:
Operations:
Net investment income	$16,388,847	$16,151,877
Net realized gain (loss) from investments and foreign currency transactions	(17,131,289)	(59,721,285)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	296,799,389	(148,198,002)

Net increase (decrease) in net assets resulting from operations	296,056,947	(191,767,410)
Distributions to shareholders from:
Net investment income:
Class 1	(11,363,488)	(20,070,527)
Class 2	(4,553,762)	(3,259,082)
Net realized gains:
Class 1	—	(18,428,918)
Class 2	—	(3,204,573)

Total distributions to shareholders	(15,917,250)	(44,963,100)
Capital share transactions: (Note 2)
Class 1	(80,154,599)	(102,174,647)
Class 2	225,420,705	113,847,109

Total capital share transactions	145,266,106	11,672,462
Net increase (decrease) in net assets	425,405,803	(225,058,048)
Net assets:
Beginning of year	855,591,925	1,080,649,973

End of year	$1,280,997,728	$855,591,925

Undistributed net investment income included in net assets:
End of year	$16,602,943	$15,907,519

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-two separate series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2003		2002
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,110,988	$10,553,604	27,335,041	$291,949,245
Shares issued in reinvestment of distributions	1,181,236	11,363,488	3,694,764	38,499,445
Shares redeemed	(11,030,466)	(102,071,691)	(41,405,187)	(432,623,337)

Net increase (decrease)	(8,738,242)	$(80,154,599)	(10,375,382)	$(102,174,647)

Class 2 Shares:
Shares sold	30,448,582	$289,636,811	21,239,772	$207,175,310
Shares issued in reinvestment of distributions	477,333	4,553,762	624,508	6,463,655
Shares redeemed	(7,334,303)	(68,769,868)	(10,095,406)	(99,791,856)

Net increase (decrease)	23,591,612	$225,420,705	11,768,874	$113,847,109

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80% .75%	Over $250 million, up to and including $500 million Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $78,798,487, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$52,333,376
2011	26,465,111

$78,798,487

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $55,449. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$15,917,250	$33,239,449
Long term capital gain	—	11,723,651

	$15,917,250	$44,963,100

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,130,978,446

Unrealized appreciation	$195,803,036
Unrealized depreciation	(58,978,584)

Net unrealized appreciation (depreciation)	$136,824,452

Undistributed ordinary income	$16,591,356
Undistributed long term capital gains	—

Distributable earnings	$16,591,356

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2003 aggregated $355,356,084 and $327,926,441, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund’s adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund’s management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 5, 2004, except for Note 6 as to which the date is February 12, 2004

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates 28.40% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2004, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2004, semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI) is a measure of the average changes in price for a fixed basket of goods and services regularly bought by U.S. consumers; published by the Bureau of Labor Statistics.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits and other corporate actions.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. The index is based on the gross price (net price plus accrued interest) of bonds in the index. The index is expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. Treasury or agency. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Securities (MBS) Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The securities must have a weighted average maturity of at least one year, have at least $200 million par amount outstanding and be fixed rate. The index excludes buydowns, graduated equity mortgages and project loans. Non-agency (whole loan), 20-year securities, ARM securities and CMOs are also excluded.

IND-1

Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $200 million par amount outstanding and rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated, non-convertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes, and state and local government series bonds, STRIPS and Treasury Inflation-Protection Securities.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Government/Credit Index includes securities issued by the U.S. Treasury or agency and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 12/31/03, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

IND-2

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolios in equity securities. For the one-year period ended 12/31/03, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and Agency issues. For the one-year period ended 12/31/03, there were 48 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the one-year period ended 12/31/03, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. For the one-year period ended 12/31/03, there were 107 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Target Maturity Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification in the Lipper VIP underlying funds universe. Lipper Target Maturity Funds are defined as funds that invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year. For the one-year period ended 12/31/03, there were 9 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Utility Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Utility Funds classification in the Lipper VIP underlying funds universe. Lipper Utility Funds are defined as funds that invest primarily in utility shares. For the one-year period ended 12/31/03, there were 25 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

IND-3

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets globally.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in emerging markets globally.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Japan Index is market capitalization-weighted and measures total returns of equity securities in Japan.

Morgan Stanley Capital International (MSCI) Korea Index is market capitalization-weighted and measures total returns of equity securities in Korea.

Morgan Stanley Capital International (MSCI) World Financial Index is market capitalization-weighted and measures total returns of financial securities in developed markets globally.

Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally.

Mortgage Bankers Association Refinancing Index covers all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity.

Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure performance of all Nasdaq stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of total market capitalization of the Russell 3000 Index, as of 12/31/03.

Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IND-4

Russell 2000® Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of total market capitalization of the Russell 3000 Index, as of 12/31/03.

Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index is market capitalization-weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization-weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 12/31/03.

Russell 3000 Value Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index is market capitalization-weighted and measures performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P/International Finance Corporation Investable (IFCI) Composite Index is a market capitalization weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities in countries such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

IND-5

Board Members and Officers

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

FRANK H. ABBOTT, III (82) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	113	None

Principal Occupation During Past 5 Years: President and Director, Abbott Corporation (an investment company).

HARRIS J. ASHTON (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	52	None

Principal Occupation During Past 5 Years:

Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	143	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.

FRANK W.T. LAHAYE (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Director, The California Center for Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

GORDON S. MACKLIN (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	142	Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); Overstock.com (Internet services); and Spacehab, Inc. (aerospace services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002).

Principal Occupation During Past 5 Years:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

BOD-1

Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**CHARLES B. JOHNSON (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (63) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	125	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

**CHRISTOPHER H. PINKERTON (45) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	22	None

Principal Occupation During Past 5 Years:

President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).

HARMON E. BURNS (58) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

MARTIN L. FLANAGAN (43) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	None

Principal Occupation During Past 5 Years:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

JIMMY D. GAMBILL (56) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

BARBARA J. GREEN (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (66) 600 Fifth Avenue Rockefeller Center New York, NY 10048-0772	Vice President—AML Compliance	Since 2002	Not Applicable	Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

KIMBERLEY H. MONASTERIO (40) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Treasurer since 2000 and Chief Financial Officer since 2002	Not Applicable	None

Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

MURRAY L. SIMPSON (66) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trusts’ adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Directors have determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Directors believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Director as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) Includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

PV-1

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

FRANKLIN TEMPLETON INVESTMENTS

CODE OF ETHICS

AND

POLICY STATEMENT ON INSIDER TRADING

CODE OF ETHICS

Franklin Resources, Inc. and all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the “Funds”) (collectively, “Franklin Templeton Investments”) will follow this Code of Ethics (the “Code”) and Policy Statement on Insider Trading (the “Insider Trading Policy”), including any supplemental memoranda. Additionally, the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., the Funds, the Fund’s investment advisers and principal underwriter, have adopted the Code and Insider Trading Policy.

PART 1 - STATEMENT OF PRINCIPLES

Franklin Templeton Investments’ policy is that the interests of shareholders and clients are paramount and come before the interests of any director, officer or employee of Franklin Templeton Investments.1

Personal investing activities of ALL directors, officers and employees of Franklin Templeton Investments should be conducted in a manner to avoid actual OR potential conflicts of interest with Franklin Templeton Investments, Fund shareholders, and other clients of any Franklin Templeton adviser.

Directors, officers and employees of Franklin Templeton Investments shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments, in a manner consistent with their fiduciary duties for the benefit of Fund shareholders, and clients.

PART 2 - PURPOSES, AND CONSEQUENCES OF NON-COMPLIANCE

It is important that you read and understand this document, because its overall purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments. This document was adopted to comply with Securities and Exchange Commission rules under the Investment Company Act of 1940 (“1940 Act”), the Investment Advisers Act of 1940 (“Advisers Act”), the Insider Trading and Securities Fraud Enforcement Act of 1988 (“ITSFEA”), industry practice and the recommendations contained in the ICI’s Report of the Advisory Group on Personal Investing. Any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failing to file required reports, may result in disciplinary action, and, when appropriate, termination of employment and/or referral to appropriate governmental agencies.

PART 3 - COMPLIANCE REQUIREMENTS FOR ALL ACCESS PERSONS

3.1	WHO IS COVERED BY THE CODE AND HOW DOES IT WORK?

The principles contained in the Code must be observed by ALL directors, officers and employees2 of Franklin Templeton Investments. However, there are different categories of restrictions on personal investing activities. The category in which you have been placed generally depends on your job function, although unique circumstances may result in you being placed in a different category.

The Code covers the following categories of employees who are described below:

(1)	ACCESS PERSONS: Access Persons are those employees who have “ACCESS TO INFORMATION” concerning recommendations made to a Fund or client with regard to the purchase or sale of a security. Examples of “ACCESS TO INFORMATION” would include having access to trading systems, portfolio accounting systems, research databases or settlement information. Access Persons would typically include employees, including Futures Associates, in the following departments:

•	fund accounting;

•	investment operations;

•	information services & technology;

•	product management;

•	legal and legal compliance

•	and anyone else designated by the Director, Global Compliance

In addition, you are an Access Person if you are any of the following:

•	an officer or and directors of funds;

•	an officer or director of an investment advisor or broker-dealer subsidiary in Franklin Templeton Investments;

•	a person that controls those entities; and

•	any Franklin Resources’ Proprietary Account (“Proprietary Account”)[3]

(2)	PORTFOLIO PERSONS: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

•	portfolio managers;

•	research analysts;

•	traders;

•	employees serving in equivalent capacities (such as Futures Associates);

•	employees supervising the activities of Portfolio Persons; and anyone else

•	designated by the Director, Global Compliance

(3)	NON-ACCESS PERSONS: If you are an employee of Franklin Templeton Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not normally receive confidential information about Fund portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of this Code and the Franklin Resources, Inc.’s Standards of Business Conduct contained in the Employee Handbook.

Please contact the Legal Compliance Department if you are unsure as to what category you fall in or whether you should be considered to be an Access Person or Portfolio Person.

The Code works by prohibiting some transactions and requiring pre-clearance and reporting of most others. NON-ACCESS PERSONS do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. “INDEPENDENT DIRECTORS” need not pre-clear or report any securities transaction unless you knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund or Franklin Resources for a Fund. (SEE Section 5.2.B below.) HOWEVER, PERSONAL INVESTING ACTIVITIES OF ALL EMPLOYEES AND INDEPENDENT DIRECTORS ARE TO BE CONDUCTED IN COMPLIANCE WITH THE PROHIBITED TRANSACTIONS PROVISIONS CONTAINED IN 3.4 BELOW. If you have any questions regarding your personal securities activity, contact the Legal Compliance Department.

3.2	WHAT ACCOUNTS AND TRANSACTIONS ARE COVERED?

The Code covers all of your personal securities accounts and transactions, as well as transactions by any of Franklin Resource’s Proprietary Accounts. It also covers all securities and accounts in which you have “beneficial ownership.”4 A transaction by or for the account of your spouse, or any other family member living in your home is considered to be the same as a transaction by you. Also, a transaction for any account in which you have any economic interest (other than the account of an unrelated client for which advisory fees are received) AND have or share investment control is generally considered the same as a transaction by you. For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation’s securities transactions are considered yours.

However, you are not deemed to have a pecuniary interest in any securities held by a partnership, corporation, trust or similar entity unless you control, or share control of such entity, or have, or share control over its investments. For example, securities transactions of a trust or foundation in which you do not have an economic interest (i.e., you are not the trustor or beneficiary) but of which you are a trustee are not considered yours unless you have voting or investment control of its assets. Accordingly, each time the words “you” or “your” are used in this document, they apply not only to your personal transactions and accounts, but also to all transactions and accounts in which you have any direct or indirect beneficial interest. If it is not clear whether a particular account or transaction is covered, ask a Preclearance Officer for guidance.

3.3	WHAT SECURITIES ARE EXEMPT FROM THE CODE OF ETHICS?

You do not need to pre-clear OR report transactions of the following securities:

(1)	securities that are direct obligations of the U. S. Government (i.e., issued or guaranteed by the U.S. Government, such as Treasury bills, notes and bonds, including U.S. Savings Bonds and derivatives thereof);

(2)	high quality short-term instruments, including but not limited to bankers’ acceptances, bank certificates of deposit, commercial paper and repurchase agreements;

(3)	shares of registered open-end investment companies (“mutual funds”); and

(4)	commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.

Such transactions are also exempt from: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4; and (iii) the applicable reporting requirements contained in Part 5.

3.4	PROHIBITED TRANSACTIONS FOR ALL ACCESS PERSONS

A.	“INTENT” IS IMPORTANT

Certain transactions described below have been determined by the courts and the SEC to be prohibited by law. The Code reiterates that these types of transactions are a violation of the Statement of Principals and are prohibited. Preclearance, which is a cornerstone of our compliance efforts, cannot detect transactions which are dependent upon INTENT, or which by their nature, occur before any order has been placed for a fund or client. A Preclearance Officer, who is there to assist you with compliance with the Code, CANNOT guarantee any transaction or transactions comply with the Code or the law. The fact that your transaction receives preclearance, shows evidence of good faith, but depending upon all the facts, may not provide a full and complete defense to any accusation of violation of the Code or of the law. For example, if you executed a transaction for which you received approval, or if the transaction was exempt from preclearance (e.g., a transaction for 100 shares or less), would not preclude a subsequent finding that front-running or scalping occurred because such activity are dependent upon your intent. Intent cannot be detected during preclearance, but only after a review of all the facts.

In the final analysis, compliance remains the responsibility of EACH individual effecting personal securities transactions.

B.	FRONT-RUNNING: TRADING AHEAD OF A FUND OR CLIENT

You cannot front-run any trade of a Fund or client. The term “front-run” means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund’s or client’s trade take place in the same market. Thus, you may not:

(1)	purchase a security if you intend, or know of Franklin Templeton Investments’ intention, to purchase that security or a related security on behalf of a Fund or client, or

(2)	sell a security if you intend, or know of Franklin Templeton Investments’ intention, to sell that security or a related security on behalf of a Fund or client.

C.	SCALPING.

You cannot purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund, or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such transaction.

D.	TRADING PARALLEL TO A FUND OR CLIENT

You cannot buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

E.	TRADING AGAINST A FUND OR CLIENT

You cannot:

(1)	buy a security if you know that a Fund or client is selling the same or a related security, or has sold the security, until seven (7) calendar days after the Fund’s or client’s order has either been executed or withdrawn, or

(2)	sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security until seven (7) calendar days after the Fund’s or client’s order has either been executed or withdrawn.

Refer to Section I.A., “Pre-Clearance Standards,” of Appendix A of the Code for more details regarding the preclearance of personal securities transactions.

F.	USING PROPRIETARY INFORMATION FOR PERSONAL TRANSACTIONS

You cannot buy or sell a security based on Proprietary Information 5 without disclosing the information and receiving written authorization. If you wish to purchase or sell a security about which you obtained such information, you must report all of the information you obtained regarding the security to the Appropriate Analyst(s)6, or to the Director, Global Compliance for dissemination to the Appropriate Analyst(s).

You will be permitted to purchase or sell such security if the Appropriate Analyst(s) confirms to the Preclearance Desk that there is no intention to engage in a transaction regarding the security within seven (7) calendar days on behalf of an Associated Client7 and you subsequently preclear such security in accordance with Part 6 below.

G.	CERTAIN TRANSACTIONS IN SECURITIES OF FRANKLIN RESOURCES, INC., AND AFFILIATED CLOSED-END FUNDS, AND REAL ESTATE INVESTMENT TRUST

If you are an employee of Franklin Resources, Inc. or any of its affiliates, including Franklin Templeton Investments, you cannot effect a short sale of the securities, including “short sales against the box” of Franklin Resources, Inc., or any of the Franklin or Templeton closed-end funds, or any other security issued by Franklin Resources, Inc. or its affiliates. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and “swap” transactions or other derivatives. Officers and directors of Franklin Templeton Investments who may be covered by Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under that section are in addition to their obligations under this Code.

3.5	SERVICE AS A DIRECTOR

As an employee of Franklin Templeton Investments, you may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from Franklin Resources, Inc. Presidents (excluding the vote of any member who is seeking such approval for himself) and it is determined that your service is consistent with the interests of the clients of Franklin Templeton Investments. You must notify the Legal Compliance Department in writing of your interest in serving as a director, which includes the justification for such directorship. Legal Compliance will process the request through Franklin Resources, Inc. Presidents.

Legal Compliance will advise you of Franklin Resources, Inc. Presidents decision. If approved, the Legal Compliance Department will furnish procedures applicable to serving as an outside director to you.

PART 4 - ADDITIONAL COMPLIANCE REQUIREMENTS APPLICABLE TO PORTFOLIO PERSONS8

4.1	REQUIREMENT TO DISCLOSE INTEREST AND METHOD OF DISCLOSURE

As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a security whenever you learn that the security is under consideration for purchase or sale by an Associated Client in the Franklin Templeton Group and you;

(1)	Have or share investment control of the Associated Client;

(2)	Make any recommendation or participate in the determination of which recommendation shall be made on behalf of the Associated Client; or

(3)	Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other Appropriate Analyst) of the Associated Client(s) considering the security, the Director of Research and Trading or the Director, Global Compliance. Following that oral disclosure, you must send a written acknowledgment of that interest on Schedule E (or on a form containing substantially similar information) to the primary portfolio manager (or other Appropriate Analyst), with a copy to the Legal Compliance Department.

4.2	SHORT SALES OF SECURITIES

You cannot sell short ANY security held by your Associated Clients, including “short sales against the box”. Additionally, Portfolio Persons associated with the Templeton Group of Funds and clients cannot sell short any security on the Templeton “Bargain List”. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

4.3	SHORT SWING TRADING

Portfolio Persons cannot profit from the purchase and sale or sale and purchase within sixty calendar days of any security, including derivatives. Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction.8 This restriction does NOT apply to:

(1)	trading within a shorter period if you do not realize a profit and if you do not violate any other provisions of this Code; AND

(2)	profiting on the purchase and sale or sale and purchase within sixty calendar days of the following securities:

☐	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

☐	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

☐	shares of registered open-end investment companies including Exchange Traded Funds (EFT) and Holding Company Depository Receipts (Hldrs);

☐	commodity futures, currencies, currency forwards and derivatives thereof.

Calculation of profits during the 60-calendar day holding period generally will be based on “last-in, first-out” (“LIFO”). Portfolio Persons may elect to calculate their 60 calendar day profits on either a LIFO or FIFO (“first-in, first-out”) basis when there has not been any activity in such security by their Associated Clients during the previous 60 calendar days.

4.4	SECURITIES SOLD IN A PUBLIC OFFERING

Portfolio Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer, INCLUDING initial public offerings of securities made by closed-end funds and real estate investment trusts advised by Franklin Templeton Investments. Purchases of open-end mutual funds are excluded from this prohibition.

4.5	INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS

Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they:

(1)	complete the Private Placement Checklist (Schedule H);

(2)	provide supporting documentation (e.g., a copy of the offering memorandum); and

(3)	obtain approval of the appropriate Chief Investment Officer; and

(4)	submit all documents to the Legal Compliance Department

Approval will only be granted after the Director of Global Compliance consults with an executive officer of Franklin Resources, Inc.

PART 5 - REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS

5.1	REPORTING OF BENEFICIAL OWNERSHIP AND SECURITIES TRANSACTIONS

Compliance with the following personal securities transaction reporting procedures is essential to enable us to meet our responsibilities to Funds and other clients and to comply with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements, including completing and filing all reports required under the Code in a timely manner.

5.2	INITIAL HOLDINGS AND BROKERAGE ACCOUNT REPORTS

A. ALL ACCESS PERSONS (EXCEPT INDEPENDENT DIRECTORS)

Every employee (new or transfer) of Franklin Templeton Investments who becomes an Access Person, must file:

(1)	An Acknowledgement Form;

(2)	Schedule C: Initial, Annual & Updated Disclosure of Securities Holdings; and

(3)	Schedule F: Initial, Annual & Updated Disclosure of Securities Accounts

The Acknowledgement Form, Schedule C and Schedule F MUST be completed and returned to the Legal Compliance Department within 10 CALENDAR DAYS of the date the employee becomes an access person.

5.3	QUARTERLY TRANSACTION REPORTS

A.	ALL ACCESS PERSONS (EXCEPT INDEPENDENT DIRECTORS)

You MUST report ALL securities transactions by; (i) providing the Legal Compliance Department with copies of ALL broker’s confirmations and statements within 10 calendar days after the end of the calendar quarter (which may be sent under separate cover by the broker) showing ALL transactions and holdings in securities AND (ii) certifying by January 30th of each year that you have disclosed all such brokerage accounts on Schedule F to the Legal Compliance Department. The brokerage statements and confirmations must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest AND have or share investment control. Also, if you acquire securities by any other method which is not being reported to the Legal Compliance Department by a duplicate confirmation statement at or near the time of the acquisition, you must report that acquisition to the Legal Compliance Department on Schedule B within 10 calendar days after you are notified of the acquisition. Such acquisitions include, among other things, securities acquired by gift, inheritance, vesting,9 stock splits, merger or reorganization of the issuer of the security.

You must file these documents with the Legal Compliance Department not later than 10 calendar days after the end of each quarter, but you need not show or report transactions for any account over which you had no direct or indirect influence or control.10 Failure to timely report transactions is a violation of Rule 17j-1 as well as the Code, and may be reported to the Fund’s Board of Directors and may also result, among other things, in denial of future personal security transaction requests.

B.	INDEPENDENT DIRECTORS

If you are a director of a Fund within Franklin Templeton Investments but you are not an “interested person” of the Fund, you are not required to file transaction reports unless you knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

5.4	ANNUAL REPORTS - ALL ACCESS PERSONS

A.	SECURITIES ACCOUNTS REPORTS (EXCEPT INDEPENDENT DIRECTORS)

As an access person, you must file a report of all personal securities accounts on Schedule F, with the Legal Compliance Department, annually by January 30th. You must report the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse and minor children. You must also report any account in which you have any economic interest AND have or share investment control (e.g., trusts, foundations, etc.) other than an account for a Fund in, or a client of, Franklin Templeton Investments.

B.	SECURITIES HOLDINGS REPORTS (EXCEPT INDEPENDENT DIRECTORS)

You must file a report of personal securities holdings on Schedule C, with the Legal Compliance Department, by January 30th of each year. This report should include ALL of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account and for any account in which you have any economic interest AND have or share investment control. Your securities holding information must be current as of a date no more than 30 days before the report is submitted. You may attach copies of year-end brokerage statements to the Schedule C in lieu of listing each security position on the schedule.

C.	CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS (INCLUDING INDEPENDENT DIRECTORS)

All access persons, including independent directors, will be asked to certify that they will comply with FRANKLIN TEMPLETON INVESTMENTS’ CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING by filing the Acknowledgment Form with the Legal Compliance Department within 10 business days of receipt of the Code. Thereafter, you will be asked to certify that you have complied with the Code during the preceding year by filing a similar Acknowledgment Form by January 30 of each year.

5.5	BROKERAGE ACCOUNTS AND CONFIRMATIONS OF SECURITIES TRANSACTIONS (EXCEPT INDEPENDENT DIRECTORS)

If you are an access person, in Franklin Templeton Investments, before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

(1)	notify the Legal Compliance Department, in writing, by completing Schedule D or by providing substantially similar information; and

(2)	notify the institution with which the account is opened, in writing, of your association with Franklin Templeton Investments.

The Compliance Department will request the institution in writing to send to it duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing to you.

If you have an existing account on the effective date of this Code or upon becoming an access person, you must comply within 10 days with conditions (1) and (2) above.

PART 6 - PRE-CLEARANCE REQUIREMENTS

6.1	PRIOR APPROVAL OF SECURITIES TRANSACTIONS

A.	LENGTH OF APPROVAL

Unless you are covered by Paragraph C or D below, you cannot buy or sell any security, without first contacting a Preclearance Officer by fax, phone, or e-mail and obtaining his or her approval. Approval is good until the close of the business day following the day clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in Appendix A.

B.	SECURITIES NOT REQUIRING PRECLEARANCE

The securities enumerated below do not require preclearance under the Code. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 5; and (iv) insider trading prohibitions. You need NOT pre-clear transactions in the following securities:

(1)	FRANKLIN RESOURCES, INC., AND ITS AFFILIATES. Purchases and sales of securities of Franklin Resources, Inc., closed-end funds of the Franklin Templeton Group, or real estate investment trusts advised by Franklin Properties Inc., as these securities cannot be purchased on behalf of our advisory clients.[11]

(2)	SMALL QUANTITIES.

•	Transactions of 500 shares or less of any security, regardless of where it is traded in any 30 day period; or

•	Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ NMS (does not include Small Cap or OTC) in any 30 day period.

•	Transactions in municipal bonds with a face value of $100,000 or less.

HOWEVER, YOU MAY NOT EXECUTE ANY TRANSACTION, REGARDLESS OF QUANTITY, IF YOU LEARN THAT THE FUNDS ARE ACTIVE IN THE SECURITY. IT WILL BE PRESUMED THAT YOU HAVE KNOWLEDGE OF FUND ACTIVITY IN THE SECURITY IF, AMONG OTHER THINGS, YOU ARE DENIED APPROVAL TO GO FORWARD WITH A TRANSACTION REQUEST.

(3)	DIVIDEND REINVESTMENT PLANS: Transactions made pursuant to dividend reinvestment plans (“DRIPs”) do not require preclearance regardless of quantity or Fund activity.

(4)	GOVERNMENT OBLIGATIONS. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

(5)	PAYROLL DEDUCTION PLANS. Securities purchased by an employee’s spouse pursuant to a payroll deduction program, provided the access person has previously notified the Compliance Department in writing that the spouse will be participating in the payroll deduction program.

(6)	EMPLOYER STOCK OPTION PROGRAMS. Transactions involving the exercise and/or purchase by an access person or an access person’s spouse of securities pursuant to a program sponsored by a corporation employing the access person or spouse.

(7)	PRO RATA DISTRIBUTIONS. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

(8)	TENDER OFFERS. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be precleared.

(9)	NOT ELIGIBLE FOR FUNDS AND CLIENTS. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the access person.

(10)	NO INVESTMENT CONTROL. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

(11)	NO BENEFICIAL OWNERSHIP. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

(12)	ETFS AND HOLDRS. Transactions in Exchange-Traded Funds and Holding Company Depository Receipts (Holdrs).

Although an access person’s securities transaction may be exempt from preclearing, such transactions must comply with the prohibited transaction provisions of Section 3.4 above. Additionally, you may not trade any securities as to which you have “inside information” (see attached FRANKLIN TEMPLETON INVESTMENTS’ POLICY STATEMENT ON INSIDER TRADING). If you have any questions, contact a Preclearance Officer before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with a Preclearance Officer before engaging in the transaction.

C.	DISCRETIONARY ACCOUNTS

You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, which is not affiliated with Franklin Templeton Investments, exercises sole investment discretion, if the following conditions are met:12

(1)	The terms of each account relationship (“Agreement”) must be in writing and filed with a Preclearance Officer prior to any transactions.

(2)	Any amendment to each Agreement must be filed with a Preclearance Officer prior to its effective date.

(3)	The Portfolio Person certifies to the Compliance Department at the time such account relationship commences, and annually thereafter, as contained in Schedule G of the Code that such Portfolio Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

(4)	Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you., If your discretionary account acquires securities which are not reported to a Preclearance Officer by a duplicate confirmation, such transaction must be reported to a Preclearance Officer on Schedule B within 10 days after you are notified of the acquisition.[13]

However, if you make ANY request that the discretionary account manager enter into or refrain from a specific transaction or class of transactions, you must first consult with a Preclearance Officer and obtain approval prior to making such request.

D.	DIRECTORS WHO ARE NOT ADVISORY PERSONS OR ADVISORY REPRESENTATIVES

You need not pre-clear any securities if:

(1)	You are a director of a Fund in Franklin Templeton Investments and a director of the fund’s advisor;

(2)	You are not an “advisory person”[14] of a Fund in Franklin Templeton Investments; and

(3)	You are not an employee of any Fund,

or

(1)	You are a director of a Fund in the Franklin Templeton Group;

(2)	You are not an “advisory representative”[15] of Franklin Resources or any subsidiary; and

(3)	You are not an employee of any Fund,

unless you know or should know that, during the 15-day period before the transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Resources on behalf of a Fund or other client.

Directors, other than independent Directors, qualifying under this paragraph are required to comply with all applicable provisions of the Code including reporting their initial holdings and brokerage accounts in accordance with 5.2, personal securities transactions and accounts in accordance with 5.3 and 5.5, and annual reports in accordance with 5.4 of the Code.

E.	LIMITED EXCEPTION FOR CERTAIN PROPRIETARY ACCOUNTS

Franklin Templeton Investments may sponsor private partnerships and other pooled investment accounts (“affiliated accounts”) intended for distribution to unaffiliated persons. At the outset of operations of such affiliated accounts, Franklin Templeton Investments will likely have a significant ownership interest, thereby causing the affiliated account to be a Proprietary Account. Though considered a Proprietary Account for all other purposes of this Code, an affiliated account need not pre-clear any securities transaction during the first full 12 month period after its commencement of operations.

PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE

The Code is designed to assure compliance with applicable law and to maintain shareholder confidence in Franklin Templeton Investments.

In adopting this Code, it is the intention of the Boards of Directors/Trustees, to attempt to achieve 100% compliance with all requirements of the Code - but it is recognized that this may not be possible. Incidental failures to comply with the Code are not necessarily a violation of the law or the Franklin Templeton Investment’s Statement of Principles. Such isolated or inadvertent violations of the Code not resulting in a violation of law or the Statement of Principles will be referred to the Director, Global Compliance and/or management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up ANY profits realized from these transactions to Franklin Resources for the benefit of the affected Funds or other clients. If Franklin Resources cannot determine which Fund(s) or client(s) were affected, the proceeds will be donated to a charity chosen by Franklin Resources. Please refer to the following page for guidance of the types of sanctions that would likely be imposed for isolated or inadvertent violations of the Code.

However, failure to disgorge profits when requested or a pattern of violations that individually do not violate the law or Statement of Principles, but which taken together demonstrate a lack of respect for the Code of Ethics, may result in more significant disciplinary action including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including, but not limited to, referral of the matter to the board of directors of the affected Fund, termination of employment or referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

CODE OF ETHICS SANCTION GUIDELINES

VIOLATION	SANCTION IMPOSED

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions).	Reminder Memo

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions) twice within 12 calendar months -	30 Day Personal Securities Trading Suspension

• Failure to preclear and the transaction would have been disapproved:

• Failure to preclear but otherwise would have been approved (i.e., no conflict with the fund’s transactions) three times or more within 12 calendar months	Greater Than 30 Day Personal Securities Trading Suspension (e.g., 60 or 90 Days)

• Failure to preclear and the transaction would have been disapproved twice or more within 12 calendar months

• Profiting from short-swing trades (profiting on purchase & sale/sale & purchase within 60 days	Profits are donated to The United Way (or charity of employee’s choice)

• Repeated violations of the Code of after Ethics even if each individual violation might be considered deminimis	Fines levied discussion with the General Counsel and and appropriate CIO.

PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY

The Code of Ethics is primarily concerned with transactions in securities held or to be acquired by any of the Funds or Franklin Resources’ clients, regardless of whether those transactions are based on inside information or actually harm a Fund or a client.

The Insider Trading Policy (attached to this document) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public, and applies to all directors, officers and employees of any entity in the Franklin Templeton Investments. Although the requirements of the Code and the Insider Trading Policy are similar, you must comply with both.

PART 9 - FOREIGN COUNTRY SUPPLEMENTS (CANADA)

The Investment Funds Institute of Canada (“IFIC”) has implemented a new Model Code of Ethics for Personal Investing (the “IFIC Code”) to be adopted by all IFIC members. Certain provisions in the IFIC Code differ from the provisions of Franklin Templeton Investments Code of Ethics (the “FT Code”). This Supplementary Statement of Requirements for Canadian Employees (the “Canadian Supplement”) describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. (“FTIC”). It is important to note that the Canadian Supplement does not replace the FT Code but adds certain restrictions on trading activities, which must be read in conjunction with the Code.

All capitalized terms in this Canadian Supplement, unless defined in this Canadian Supplement, have the meaning set forth in the FT Code.

INITIAL PUBLIC AND SECONDARY OFFERINGS

Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources, Inc, are excluded from this prohibition.

NOTE: THE FT CODE PRESENTLY PROHIBITS PORTFOLIO PERSONS FROM BUYING SECURITIES IN ANY INITIAL PUBLIC OFFERING, OR A SECONDARY OFFERING BY AN ISSUER (SEE SECTION 4.5 OF THE FT CODE). THIS PROVISION EXTENDS SECTION 4.5 OF THE FT CODE TO ALL ACCESS PERSONS.

INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS

Access Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the Compliance Officer after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin Resources, Inc. may require, the Compliance Officer is satisfied that the issuer is a “private company” as defined in the SECURITIES ACT (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

NOTE: THE FT CODE PRESENTLY PROHIBITS AS A GENERAL RULE PORTFOLIO PERSONS FROM BUYING LIMITED PARTNERSHIP INTERESTS OR OTHER SECURITIES IN PRIVATE PLACEMENTS (SEE SECTION 4.6 OF THE FT CODE). THIS SECTION EXTENDS THE AMBIT OF THE PROHIBITION TO ACCESS PERSONS AND LIMITS THE EXCEPTION TO THE GENERAL RULE CONTAINED IN SECTION 4.6 OF THE FT CODE.

ADDITIONAL REQUIREMENTS TO OBTAIN APPROVAL FOR PERSONAL TRADES Prior to an Access Person obtaining approval for a personal trade he or she must advise the Compliance Officer that he or she:

•	Does not possess material non-public information relating to the security;

•	Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;

•	Believes that the proposed trade has not been offered because of the Access Person’s position in Franklin Templeton Investments and is available to any market participant on the same terms;

•	Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FT Code, and in the case of Portfolio Persons does not violate any of the additional requirements set out in Part 4 of the FT Code; and

•	Will provide any other information requested by the Compliance Officer concerning the proposed personal trade.

An Access Person may contact the Compliance Officer by fax, phone or e-mail to obtain his or her approval.

NOTE: THE METHOD OF OBTAINING APPROVAL IS PRESENTLY SET OUT IN SECTION 6.1A OF THE FT CODE AND PROVIDES THAT AN ACCESS PERSON MAY CONTACT THE COMPLIANCE OFFICER BY FAX, PHONE OR E-MAIL. THE ADDITIONAL REQUIREMENT DESCRIBED ABOVE MAKES IT CLEAR THAT AN ACCESS PERSON MAY CONTINUE TO CONTACT THE COMPLIANCE OFFICER IN THE SAME MANNER AS BEFORE. THE ACCESS PERSON WILL HAVE DEEMED TO HAVE CONFIRMED COMPLIANCE WITH THE ABOVE REQUIREMENTS PRIOR TO OBTAINING APPROVAL FROM THE COMPLIANCE OFFICER.

APPOINTMENT OF INDEPENDENT REVIEW PERSON

FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FT Code with respect to FTIC and for monitoring the administration of the FT Code from time to time with respect to FTIC employees. The Compliance Officer will provide a written report to the Independent Review Person, at least annually, summarizing:

•	Compliance with the FT Code for the period under review

•	Violations of the FT Code for the period under review

•	Sanctions imposed by Franklin Templeton Investments for the period under review

•	Changes in procedures recommended by the FT Code

•	Any other information requested by the Independent Review Person

APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

This appendix sets forth the additional responsibilities and obligations of Compliance Officers, and the Legal/Administration and Legal/Compliance Departments, under Franklin Templeton Investments’ Code of Ethics and Policy Statement on Insider Trading.

I.	RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER

A.	PRE-CLEARANCE STANDARDS

1.	GENERAL PRINCIPLES

The Director, Global Compliance, or a Preclearance Officer, shall only permit an access person to go forward with a proposed security/16/ transaction if he or she determines that, considering all of the facts and circumstances, the transaction does not violate the provisions of Rule 17j-1, or of this Code and there is no likelihood of harm to a client.

2.	ASSOCIATED CLIENTS

Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, a Preclearance Officer shall consider only those securities transactions of the “Associated Clients” of the access person, including open and executed orders and recommendations, in determining whether to approve such a request. “Associated Clients” are those Funds or clients whose trading information would be available to the access person during the course of his or her regular functions or duties. Currently, there are three groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC (“Mutual Clients”); (ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers (“Franklin Clients”); and (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers (“Templeton Clients”). Thus, persons who have access to the trading information of Mutual Clients generally will be precleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin

Clients or Templeton Clients generally will be precleared solely against the securities transactions of Franklin Clients or Templeton Clients, as appropriate.

Certain officers of Franklin Templeton Investments, as well as legal, compliance, fund accounting, investment operations and other personnel who generally have access to trading information of the funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions precleared against executed transactions, open orders and recommendations of the entire Franklin Templeton Investments.

3.	SPECIFIC STANDARDS

(a)	SECURITIES TRANSACTIONS BY FUNDS OR CLIENTS

No clearance shall be given for any transaction in any security on any day during which an Associated Client of the access person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

(b)	SECURITIES UNDER CONSIDERATION

OPEN ORDERS

No clearance shall be given for any transaction in any security on any day which an Associated Client of the access person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed.

RECOMMENDATIONS

No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

(c)	PRIVATE PLACEMENTS

In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Director, Global Compliance shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Director, Global Compliance and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Portfolio Person by virtue of his or her position with Franklin Templeton Investments. If the Portfolio Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person’s pre-existing investment and who has no interest in the issuer, approves the transaction.

(d)	DURATION OF CLEARANCE

If a Preclearance Officer approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director, Global Compliance may, in his or her discretion, extend the clearance period up to seven calendar days, beginning on the date of the approval, for a securities transaction of any access person who demonstrates that special circumstances make the extended clearance period necessary and appropriate.17 The Director, Global Compliance may, in his or her discretion, after consultation with a member of senior management for Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven calendar days upon a similar showing of special circumstances by the access person. The Director, Global Compliance may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

B.	WAIVERS BY THE DIRECTOR, GLOBAL COMPLIANCE

The Director, Global Compliance may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any access person with the provisions of the Code, if he or she finds that such a waiver:

(1)	is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

(2)	will not be inconsistent with the purposes and objectives of the Code;

(3)	will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

(4)	will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director, Global Compliance, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

C.	CONTINUING RESPONSIBILITIES OF THE LEGAL COMPLIANCE DEPARTMENT

A Preclearance Officer shall make a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the access person, the details of the proposed transaction, and whether the request was approved or denied. A Preclearance Officer shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

A Preclearance Officer shall also collect the signed initial acknowledgments of receipt and the annual acknowledgments from each access person of receipt of a copy of the Code and Insider Trading Policy, as well as reports, as applicable, on Schedules B, C, D, E and F of the Code. In addition, a Preclearance Officer shall request copies of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any access person of the Franklin Templeton Group. A Preclearance Officer shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by applicable regulation.

A Preclearance Officer shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and Private Placement Checklists of Access Persons for compliance with the Code. The reviews shall include, but are not limited to;

(1)	Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to preclearance request worksheets or, if a private placement, the Private Placement Checklist;

(2)	Comparison of brokerage statements and/or Schedule Cs to current securities holding information;

(3)	Comparison of Schedule F to current securities account information;

(4)	Conducting periodic “back-testing” of access person transactions, Schedule Es and/or Schedule Gs in comparison to fund and client transactions;

A Preclearance Officer shall evidence review by initialing and dating the appropriate document. Any apparent violations of the Code detected by a Preclearance Officer during his or her review shall be promptly brought to the attention of the Director, Global Compliance.

D.	PERIODIC RESPONSIBILITIES OF THE LEGAL COMPLIANCE DEPARTMENT

The Legal Compliance Department shall consult with the General Counsel and the Human Resources Department, as the case may be, to assure that:

(1)	Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

(2)	Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

(3)	All access persons and new employees of the Franklin Templeton Group are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

(4)	There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by access persons and to control access to inside information.

(5)	Written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

(6)	The Legal Compliance Department will certify at least annually to the Fund’s board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Access Persons from violating the Code, and

(7)	Appropriate records are kept for the periods required by law.

E.	APPROVAL BY FUND’S BOARD OF DIRECTORS

(1)	Basis for Approval

The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent access persons from engaging in any conduct prohibited by rule 17j-1.

(2)	New Funds

At the time a new fund is organized, the Legal Compliance Department will provide the Fund’s board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Access Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Access Persons from violating the Code.

(3)	Material Changes to the Code of Ethics

The Legal Compliance Department will provide the Fund’s board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II.	COMPILATION OF DEFINITIONS OF IMPORTANT TERMS

For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 ACT - The Securities Exchange Act of 1934, as amended.

1940 ACT - The Investment Company Act of 1940, as amended.

ACCESSPERSON - Each director, trustee, general partner or officer, and any other person that directly or indirectly controls (within the meaning of Section 2(a)(9) of the 1940 Act) the Franklin Templeton Group or a person, including an Advisory Representative, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

ADVISORY REPRESENTATIVE - Any officer or director of Franklin Resources; any employee who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made; any employee who, in connection with his or her duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations; and any of the following persons who obtain information concerning securities recommendations being made by Franklin Resources prior to the effective dissemination of such recommendations or of the information concerning such recommendations: (i) any person in a control relationship to Franklin Resources, (ii) any affiliated person of such controlling person, and (iii) any affiliated person of such affiliated person.

AFFILIATED PERSON - it meaning as Section 2(a)(3) of the Investment Company Act of 1940. An “affiliated person” of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company’s voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

APPROPRIATE ANALYST – With respect to any access person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

ASSOCIATED CLIENT – A Fund or client whose trading information would be available to the access person during the course of his or her regular functions or duties.

BENEFICIAL OWNERSHIP – Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person’s immediate family sharing the same household.

EXCHANGE TRADED FUNDS AND HOLDING COMPANY DEPOSITORY RECEIPTS - An Exchange - Traded Fund or “ETF” is a basket of securities that is designed to generally track an index—broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts “Holdrs” are securities that represent an investor’s ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

FUNDS - Investment companies in the Franklin Templeton Group of Funds.

HELD OR TO BE ACQUIRED - A security is “held or to be acquired” if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

PORTFOLIO PERSON - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director, Global Compliance

PROPRIETARY ACCOUNTS - Any corporate account or other account including, but not limited to, a limited partnership, a corporate hedge fund, a limited liability company or any other pooled investment vehicle in which Franklin Resources or its affiliates, owns 25 percent or more of the outstanding capital or is entitled to 25% or more of the profits or losses in the account (excluding any asset based investment management fees based on average periodic net assets in accounts).

SECURITY - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security, except commodity futures, currency and currency forwards. For the purpose of this Code, “security” does not include:

(1)	Direct obligations of the Government of the United States;

(2)	Bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

(3)	Shares issued by open-end funds.

SEE Section III of Appendix A for a summary of different requirements for different types of securities.

III.	SECURITIES EXEMPT FROM THE PROHIBITED, REPORTING, AND PRE-CLEARANCE PROVISIONS

A.	PROHIBITED TRANSACTIONS

Securities that are EXEMPT from the prohibited transaction provisions of Section 3.4 include:

(1)	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

(2)	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

(3)	shares of registered open-end investment companies;

(4)	commodity futures, currencies, currency forwards and derivatives thereof;

(5)	securities that are prohibited investments for all Funds and clients advised by the entity employing the access person; and

(6)	transactions in securities issued or guaranteed by the governments or their agencies or instrumentalities of Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan and derivatives thereof.

B.	REPORTING AND PRECLEARANCE

Securities that are EXEMPT from both the reporting requirements of Section 5 and preclearance requirements of Section 6 of the Code include:

(1)	securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

(2)	high quality short-term instruments (“money market instruments”) including but not limited to (i) bankers’ acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

(3)	shares of registered open-end investment companies; and

(4)	commodity futures, currencies, currency forwards and derivatives thereof.

IV.	LEGAL REQUIREMENT

Rule 17j-1 under the Investment Company Act of 1940 (“1940 Act”) makes it unlawful for any affiliated person of Franklin Templeton Investments in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is “held or to be acquired” by a Fund in Franklin Templeton Investments:

A.	To employ any device, scheme or artifice to defraud a Fund;

B.	To make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

C.	To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

D.	To engage in any manipulative practice with respect to a Fund.

A security is “held or to be acquired” if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

APPENDIX B: ACKNOWLEGMENT FORM AND SCHEDULES

ACKNOWLEDGMENT FORM

CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

TO: DIRECTOR OF GLOBAL COMPLIANCE, LEGAL COMPLIANCE DEPARTMENT

I HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF FRANKLIN TEMPLETON INVESTMENTS CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING, Amended and Restated, May 2003, WHICH I HAVE READ AND UNDERSTAND. I WILL COMPLY FULLY WITH ALL PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLY TO ME DURING THE PERIOD OF MY EMPLOYMENT. ADDITIONALLY, I AUTHORIZE ANY BROKER-DEALER, BANK OR INVESTMENT ADVISER WITH WHOM I HAVE SECURITIES ACCOUNTS AND ACCOUNTS IN WHICH I HAVE BENEFICIAL OWNERSHIP, TO PROVIDE BROKERAGE CONFIRMATIONS AND STATEMENTS AS REQUIRED FOR COMPLIANCE WITH THE CODE. I FURTHER UNDERSTAND AND ACKNOWLEDGE THAT ANY VIOLATION OF THE CODE OR INSIDER TRADING POLICY, INCLUDING ENGAGING IN A PROHIBITED TRANSACTION OR FAILURE TO FILE REPORTS AS REQUIRED (SEE SCHEDULES B, C, D, E, F AND G), MAY SUBJECT ME TO DISCIPLINARY ACTION, INCLUDING TERMINATION OF EMPLOYMENT.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

Attn: Legal-Compliance/Preclearance

P.O. Box 25050

San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address);

             Lpreclear@frk.com (external address)

EMPLOYEE’S NAME:	SIGNATURE

TITLE:

DEPARTMENT:

LOCATION:

INITIAL DISCLOSURE DATE OR YEAR END:

SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS AND PRECLEARANCE DESK TELEPHONE & FAX NUMBERS18

LEGAL OFFICER

MURRAY L. SIMPSON

EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL

FRANKLIN TEMPLETON INVESTMENTS

ONE FRANKLIN PARKWAY

SAN MATEO, CA 94403-1906

(650) 525 -7331

COMPLIANCE OFFICERS

DIRECTOR, GLOBAL COMPLIANCE	PRECLEARANCE OFFICERS

James M. Davis	Stephanie Harwood, Supervisor
Franklin Templeton Investments	Lisa Del Carlo
One Franklin Parkway	Darlene Nisby
San Mateo, CA 94403-1906	Legal Compliance Department
(650) 312-2832	Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403-1906
(650) 312-3693 (telephone)
(650) 312-5646 (facsimile)
Preclear, Legal (internal e-mail address)
Lpreclear@frk.com (external e-mail address)

SCHEDULE B - TRANSACTIONS REPORT

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 5.3 of the Code is required pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940 or Rule 17j-1(c) of the Investment Company Act of 1940. The report must be completed and submitted to the Compliance Department no later than 10 calendar days after the end of the calendar quarter. Refer to Section 5.3 of the Code of Ethics for further instructions.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

Attn: Legal-Compliance/Preclearance

P.O. Box 25050

San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

PRE-CLEARED THROUGH COMPLIANCE TRADE BUY, SELL DEPARTMENT DATE OR OTHER (DATE OR N/A)	SECURITY NAME DESCRIPTION AND TYPE OF SECURITY (COMMON, BOND, OPTION, ETC.)	QUANTITY	PRICE	PRINCIPAL AMOUNT	BROKER-DEALER OR BANK AND ACCOUNT NUMBER

THE REPORT OR RECORDING OF ANY TRANSACTIONS ABOVE SHALL NOT BE CONSTRUED AS AN ADMISSION THAT I HAVE ANY DIRECT OR INDIRECT OWNERSHIP IN THE SECURITIES.

EMPLOYEE’S NAME:

QUARTER ENDING:

SIGNATURE	DATE

SCHEDULE C - INITIAL, ANNUAL, & UPDATED DISCLOSURE OF ACCESS PERSONS SECURITIES HOLDINGS

This report shall set forth the security name or description and security class of each security holding in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of Franklin Templeton Investments. In lieu of listing each security position below, you may instead attach copies of brokerage statements, sign below and return Schedule C and brokerage statements to the Legal Compliance Department within 10 days if an initial report or by January 30th of each year if an annual report. Refer to Sections 5.2.A and 5.4.A of the Code for additional filing instructions.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

                                                                          (external address)

Securities that are EXEMPT from being reported on Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments (“money market instruments”) including but not limited to bankers’ acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of registered open-end investment companies; and (iv) commodity futures, currencies, currency forwards and derivatives thereof.

☐	I DID NOT HAVE ANY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

☐	I HAVE ATTACHED STATEMENTS CONTAINING ALL MY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

☐	I HAVE LISTED BELOW ALL MY PERSONAL SECURITIES HOLDINGS FOR YEAR ENDED: (OR CURRENT DATE IF INITIAL DISCLOSURE)

Security Description, including interest rate and Account maturity (if appropriate) Number	Security Type (Stock, Bond, Option, etc.)	Quantity & Principal Amount	Name of Broker- Dealer or Bank

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS AND/OR INVESTMENTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED AN UNAFFILIATED PARTY.

EMPLOYEE’S NAME:	Print:	Signature:	Date:

YEAR ENDED OR CURRENT

DATE IF INITIAL

DISCLOSURE:

SCHEDULE D – NOTIFICATION OF SECURITIES ACCOUNT

All Franklin registered representatives and Access Persons, PRIOR TO OPENING A BROKERAGE ACCOUNT OR PLACING AN INITIAL ORDER, are required to notify the Legal Compliance Preclearance Department and the executing broker-dealer in writing. This includes accounts in which the registered representative or access person has or will have a financial interest in (e.g., a spouse’s account) or discretionary authority (e.g., a trust account for a minor child).

UPON RECEIPT OF THE NOTIFICATION OF SECURITIES ACCOUNT FORM, THE LEGAL COMPLIANCE PRECLEARANCE DEPARTMENT WILL CONTACT THE BROKER-DEALER IDENTIFIED BELOW AND REQUEST THAT DUPLICATE CONFIRMATIONS AND STATEMENTS OF YOUR BROKERAGE ACCOUNT ARE SENT TO FRANKLIN TEMPLETON INVESTMENTS.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

EMPLOYEE INFORMATION:

EMPLOYEE’S NAME:

EXTENSION:

DEPARTMENT:

INTEROFFICE MAIL CODE:

ARE YOU A REGISTERED REPRESENTATIVE? (NASD LICENSED, I.E. SERIES 6, 7)	☐ Yes	☐ No

ARE YOU AN ACCESS PERSON?	☐ Yes	☐ No

ACCOUNT INFORMATION:

ACCOUNT NAME: (IF OTHER THAN EMPLOYEE, STATE RELATIONSHIP I.E., SPOUSE)

ACCOUNT# OR SOCIAL SECURITY #:

FIRM NAME:

ATTENTION (OPTIONAL):

FIRM ADDRESS:

CITY/STATE/ZIP CODE:

SIGNATURE	DATE

SCHEDULE E – NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST

If you have any beneficial ownership in a security and you recommend to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if you carry out a purchase or sale of that security for an Associated Client, you must disclose your beneficial ownership to the Legal-Compliance Department and the Appropriate Analyst in writing on Schedule E (or an equivalent form containing similar information) before the purchase or sale, or before or simultaneously with the recommendation.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

OF DATE OF SECURITY PERSON DESCRIPTION NOTIFIED	OWNERSHIP TYPE: (DIRECT OR VERBAL INDIRECT NOTIFICATION)	YEAR ACQUIRED	METHOD OF ACQUISITION (PURCHASE /GIFT/OTHER)	DATE AND METHOD LEARNED THAT SECURITY’S UNDER CONSIDERATION BY FUNDS	PRIMARY MANAGER OR PORTFOLIO ANALYST	NAME

EMPLOYEE’S NAME:

SIGNATURE	DATE

SCHEDULE F – INITIAL, ANNUAL, & UPDATED DISCLOSURE OF SECURITIES ACCOUNTS

This report shall set forth the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of the Franklin Templeton Group. In lieu of listing each securities account below, you may instead attach copies of the brokerage statements, sign below and return Schedule F and brokerage statements to the Compliance Department.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                         L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

              Attn: Legal-Compliance/Preclearance

              P.O. Box 25050

              San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

ACCOUNT NAME(S) (REGISTRATION SHOWN ACCOUNT ON STATEMENT) NUMBER	NAME OF BROKERAGE FIRM, BANK OR INVESTMENT ADVISER	ADDRESS OF BROKERAGE FIRM, BANK OR INVESTMENT ADVISER (STREET/CITY /STATE/ZIP CODE)	NAME OF ACCOUNT EXECUTIVE/ REPRESENTATIVE

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED TO ME.

EMPLOYEE’S NAME:

YEAR ENDED OR CURRENT DATE IF INITIAL DISCLOSURE:

SIGNATURE	DATE

SCHEDULE G - INITIAL AND ANNUAL CERTIFICATION OF DISCRETIONARY AUTHORITY

This report shall set forth the account name or description in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and as to which trading authority has been delegated by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.

Instructions:

1.	Complete all sections of this form.

2.	Print completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

                      Attn: Legal-Compliance/Preclearance

                      P.O. Box 25050

                      San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

NAME(S) SHOWN ON ACCOUNT OR INVESTMENT	NAME DESCRIPTION OF BROKERAGE FIRM, BANK, INVESTMENT ADVISER OR INVESTMENT	TYPE OF OWNERSHIP: DIRECT OWNERSHIP (DO) INDIRECT OWNERSHIP (IO)	ACCOUNT NUMBER (IF APPLICABLE)

TO THE BEST OF MY KNOWLEDGE I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS AND/OR INVESTMENTS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITY ACCOUNTS OF A SPOUSE, MINOR CHILDREN, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED AN UNAFFILIATED PARTY. FURTHER, I CERTIFY THAT I DO NOT HAVE ANY DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER THE ACCOUNTS LISTED ABOVE.

EMPLOYEE’S NAME:

YEAR ENDED:

SIGNATURE	DATE

SCHEDULE H: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS MADE BY PORTFOLIO PERSONS

In considering requests by portfolio personnel for approval of limited partnerships and other private placement securities transactions, the Compliance officer shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Compliance officer and the executive officer shall take into account, among other factors, whether the is being offered to the access person by virtue of his or her position with Franklin Templeton Investments. IF THE ACCESS PERSON RECEIVES CLEARANCE FOR THE TRANSACTION, NO INVESTMENT IN THE SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF FRANKLIN RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE TRANSACTION.

Instructions:

1.	Complete all sections of this form.

2.	Print the completed form, sign, and date.

3.	Submit completed form to Legal Compliance via:

Inter-office Mail to: Preclearance

                                 L-Comp SM-920/2

U.S. Mail to: Franklin Templeton Investments

                      Attn: Legal-Compliance/Preclearance

                      P.O. Box 25050

                      San Mateo, CA 94402-5050

Telephone: (650) 312-3693 Fax: (650) 312-5646

E-mail: Preclear, Legal (internal address); Lpreclear@frk.com

(external address)

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

NAME/DESCRIPTION OF PROPOSED INVESTMENT:

PROPOSED INVESTMENT AMOUNT:

1)	PLEASE ATTACH PAGES OF THE OFFERING MEMORANDUM (OR OTHER DOCUMENTS) SUMMARIZING THE INVESTMENT OPPORTUNITY, INCLUDING:

i)	Name of the partnership/hedge fund/issuer;

ii)	Name of the general partner, location & telephone number;

iii)	Summary of the offering; including the total amount the offering/issuer;

iv)	Percentage your investment will represent of the total offering;

v)	Plan of distribution; and

vi)	Investment objective and strategy,

2)	PLEASE RESPOND TO THE FOLLOWING QUESTIONS:

a)	Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

b)	Is this investment opportunity suitable for any fund/client that you advise?/19/ If yes, why isn’t the investment being made on behalf of the fund/client? If no, why isn’t the investment opportunity suitable for the fund/clients?

c)	Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc.)? If yes, please provide the names of the funds/clients and security description.

d)	Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

e)	Will you have any investment control or input to the investment decision making process?

f)	Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

3)	REMINDER: PERSONAL SECURITIES TRANSACTIONS THAT DO NOT GENERATE BROKERAGE CONFIRMATIONS (E.G., INVESTMENTS PRIVATE PLACEMENTS) MUST BE REPORTED TO THE LEGAL-COMPLIANCE DEPARTMENT ON THE SCHEDULE B FORM WITHIN 10 CALENDAR DAYS AFTER YOU ARE NOTIFIED.

PORTFOLIO PERSON’S NAME	SIGNATURE	DATE

APPROVED BY:
CHIEF INVESTMENT OFFICER’S NAME	SIGNATURE	DATE

LEGAL COMPLIANCE USE ONLY

DATE RECEVIED :	DATE ENTERED IN LOTUS NOTES:

DATE FORWARDED TO FRI OFFICER:

APPROVED BY:

JAMES M. DAVIS, DIRECTOR, GLOBAL COMPLIANCE	DATE

MURRAY L. SIMPSON, EVP-GENERAL COUNSEL	DATE

DATE ENTERED IN EXAMINER:	PRECLEAED:	☐ ☐
YES NO (ATTACH E-MAIL)

APPENDIX C: INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER

SUBSIDIARIES OF FRANKLIN RESOURCES, INC. - MAY 2003

Franklin Advisers, Inc. FIA	IA	Closed Joint-Stock Company Templeton (Russia)

Franklin Advisory Services, LLC FBD	IA	Templeton Unit Trust Management Ltd. (UK)

Franklin Investment Advisory FIA Services, Inc.	IA	Orion Fund Management Ltd.

Franklin Private Client Group, Inc. IA	IA	Templeton Global Advisors Ltd. (Bahamas)

Franklin Mutual Advisers, LLC FIA/FBD	IA	Templeton Asset Management (India) Pvt. Ltd.

Franklin Properties, Inc. FBD	REA	Templeton Italia SIM S.P.A. (Italy)

Franklin/Templeton Distributors, FBD Inc.	BD	Franklin Templeton Investment Services Gmbh (Germany)

Templeton (Switzerland), Ltd. Trust Co	FBD	Fiduciary Trust International of the South

Franklin Templeton International BM Services S.A. (Luxembourg)	FBD	Franklin Templeton Services, LLC

Franklin Templeton Investments IA/FIA Australia Limited	FIA	Franklin Templeton Investments Corp. (Ontario)

Franklin/Templeton Investor IA Services, LLC	TA	Templeton Global Advisors Limited (Bahamas)

Franklin Templeton Alternative IA/FIA Strategies, LLC	IA	Templeton Asset Management Ltd. (Singapore)

FTI Institutional, LLC Trust Co.	IA	Fiduciary Trust Company International

Franklin Templeton Asset IA Strategies LLC	IA	Fiduciary International, Inc

Fiduciary Financial Services, Corp. IA	BD	Fiduciary Investment Management International Inc.

Franklin Templeton Asset FIA Management S.A. (France)	FIA	Fiduciary Trust International Australia Limited

Franklin Templeton Investments FIA (Asia) Limited (Hong Kong)	FBD/IA	Fiduciary Trust International Asia Limited (Hong Kong)

Franklin Templeton Investment IA/FIA Management Limited (UK)	IA/FIA	Fiduciary Trust International Limited (UK)

Franklin Templeton Investments FIA Corp. (Canada)	IA/FIA	Fiduciary Trust International Investment Management, Inc. (Japan)

Templeton/Franklin Investment Services, Inc	IA/BD

Templeton Investment Counsel, LLC	IA

Templeton Asset Management, Ltd.	IA/FIA

Franklin Templeton Investments Japan Ltd.	FIA

Codes:	IA:	US registered investment adviser
	BD:	US registered broker-dealer
	FIA:	Foreign equivalent investment adviser
	FBD:	Foreign equivalent broker-dealer
	TA:	US registered transfer agent
	BM:	Business manager to the funds
	REA:	Real estate adviser
	Trust:	Trust company

POLICY STATEMENT ON INSIDER TRADING

A.	LEGAL REQUIREMENT

Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, it is the policy of Franklin Templeton Investments to forbid any officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments from trading, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as “insider trading.” Franklin Templeton Investment’s Policy Statement on Insider Trading applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Policy Statement on Insider Trading or the Compliance Procedures should be referred to the Legal Department.

The term “insider trading” is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an “insider”) or to communications of material non-public information to others.

While the law concerning insider trading is not static, it is generally understood that the law prohibits:

(1)	trading by an insider, while in possession of material non-public information; or

(2)	trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider’s duty to keep it confidential or was misappropriated; or

(3)	communicating material non-public information to others.

The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

B.	WHO IS AN INSIDER?

The concept of “insider” is broad. It includes officers, directors and employees of a company. In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship in the conduct of a company’s affairs and as a result is given access to information solely for the company’s purposes. A temporary insider can include, among others, a company’s outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C.	WHAT IS MATERIAL INFORMATION?

Trading on inside information is not a basis for liability unless the information is material. “Material information” generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company’s securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

Material information does not have to relate to a company’s business. For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the WALL STREET JOURNAL and whether those reports would be favorable or not.

D.	WHAT IS NON-PUBLIC INFORMATION?

Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission (“SEC”), or appearing in Dow Jones, Reuters Economic Services, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

E.	BASIS FOR LIABILITY

1.	FIDUCIARY DUTY THEORY

In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. CHIARELLA V. U.S., 445 U.S. 22 (1980).

In DIRKS V. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (E.G., attorneys, accountants), or they can acquire a fiduciary duty to the company’s shareholders as “tippees” if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company’s shareholders.

However, in the “tippee” situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

2.	MISAPPROPRIATION THEORY

Another basis for insider trading liability is the “misappropriation” theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. V. CARPENTER, SUPRA, the Court found, in 1987, a columnist defrauded THE WALL STREET JOURNAL when he stole information from the WALL STREET JOURNAL and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F.	PENALTIES FOR INSIDER TRADING

Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

•	civil injunctions;

•	treble damages;

•	disgorgement of profits;

•	jail sentences;

•	fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and

•	fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

In addition, any violation of this policy statement can result in serious sanctions by the Franklin Templeton Group, including dismissal of any person involved.

G.	INSIDER TRADING PROCEDURES

Each access person, Compliance Officer, the Risk Management Department, and the Legal Department, as the case may be, shall comply with the following procedures.

1.	IDENTIFYING INSIDE INFORMATION

Before trading for yourself or others, including investment companies or private accounts managed by the Franklin Templeton Group, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

•	Is the information material?

•	Is this information that an investor would consider important in making his or her investment decisions?

•	Is this information that would substantially affect the market price of the securities if generally disclosed?

•	Is the information non-public?

•	To whom has this information been provided?

•	Has the information been effectively communicated to the marketplace (e.g., published in REUTERS, THE WALL STREET JOURNAL or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

(i)	Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

(ii)	Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.

(iii)	Do not communicate the information inside or outside Franklin Templeton Investments , other than to the Compliance Officer or the Legal Department.

(iv)	The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

(v)	After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and (iii), or you will be allowed to trade and communicate the information.

(vi)	In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable.

2.	RESTRICTING ACCESS TO OTHER SENSITIVE INFORMATION

All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

(I)	GENERAL ACCESS CONTROL PROCEDURES

Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of the Franklin Templeton Group files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer access persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

A.	WHAT IS REGULATION FD?

Regulation FD under the Securities Exchange Act of 1934, as amended (the “1934 Act”), prohibits certain persons associated with Franklin Resources, Inc., its affiliates, subsidiaries (collectively, “FTI”) and closed-end fund advised by an investment advisory subsidiary of Resources (“FTI Closed-End Funds”) and persons associated with the FTI investment adviser to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about Resources and the FTI Closed-End Funds to certain securities market professionals and shareholders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as Resources and the FTI Closed-End Funds.

The scope of Regulation FD is limited. Regulation FD applies to Resources and FTI Closed-End Funds, but does not apply to open-end investment companies managed by the FTI investment advisers. The rule also does not apply to all communications about the Resources or FTI Closed-End Funds with outside persons. Rather, Regulation FD applies only to communications to securities market professionals and to any shareholder of the Resources or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such shareholder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officials of Resources and the FTI Closed-End Funds and those persons who regularly communicate with securities market professionals or with shareholders. Consequently, Regulation FD and the Franklin Templeton Investments Fair Disclosure Policies and Procedures (the “Policies and Procedures”) will not apply to a variety of legitimate, ordinary-course business communications or to disclosures made to the media. Irrespective of Regulation FD, all Franklin personnel must comply with the “Franklin Templeton Investment Policy Statement on Insider Trading” and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called “tipping.”

B.	FTI’S CORPORATE POLICY FOR REGULATION FD

Franklin Templeton Investments is committed to complying with Regulation FD by making fair disclosure of information about Resources or FTI Closed-End Funds without advantage to any particular securities market professional, shareholder or investor. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the media or governmental agencies. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, shareholders and investors regarding Resources and the FTI Closed-End Funds. FTI will continue to provide current and potential shareholders access to key information reasonably required for making an informed decision on whether to invest in shares of Resources or FTI Closed-End Funds. FTI personnel will make appropriate announcements and conduct interviews about Resources and FTI Closed-End Funds with the media, in accordance with Corporate Communication’s policies and procedures regarding such announcements or interviews.

C.	GENERAL PROVISIONS OF REGULATION FD

WHENEVER:

(1)	AN ISSUER, OR PERSON ACTING ON ITS BEHALF (i.e. any senior official or any other officer, employee or agent of an issuer (or issuer’s investment adviser) who regularly communicates with securities professionals or shareholders, or any employee directed to make a disclosure by a member of senior management)

(2)	DISCLOSES MATERIAL NON-PUBLIC INFORMATION

(3)	TO CERTAIN SPECIFIED PERSONS (generally, securities market professionals or holders of the issuer’s securities who may trade on the basis of the information)

THEN:

(4)	the issuer must make public disclosure of that same information:

•	simultaneously (for intentional disclosures), or

•	promptly (for non-intentional disclosures).

In the case of non-intentional disclosures, “promptly” means no later than 24 hours (or the commencement of the next day’s trading on the NYSE, whichever is later), after a senior official learns of the disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

D.	PERSONS TO WHOM SELECTIVE DISCLOSURE MAY NOT BE MADE:

(1)	BROKER-DEALERS and their associated persons;

(2)	INVESTMENT ADVISERS, certain institutional investment managers and their associated persons,

(3)	INVESTMENT COMPANIES, hedge funds and their affiliated persons, and

(4)	HOLDERS OF THE ISSUER’S SECURITIES, under circumstances where it is reasonably foreseeable that such person would purchase or sell securities on the basis of the information.

The Regulation is designed to cover sell-side analysts, buy-side analysts, institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

E.	EXCLUSIONS FROM REGULATION FD

SELECTIVE DISCLOSURES MAY BE MADE TO THE FOLLOWING AND NOT VIOLATE REGULATION FD:

(1)	communications to “temporary insiders” who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

(2)	any person who expressly agrees to maintain the information in confidence (i.e., disclosures by a public company to private investors in private offerings);

(3)	an entity whose primary business is the issuance of a credit rating, if the information is disclosed for the sole purpose of developing such ratings and the entity’s ratings are publicly available; and

(4)	communications made in connection with most offerings of securities registered under the Securities Act of 1933.

F.	METHODS OF PUBLIC DISCLOSURE:

An issuer’s disclosure obligation may be met by any method reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

•	Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);

•	press releases distributed through a widely circulated news or wire service; or

•	announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate notice and means of access.

Posting of new information on an issuer’s own website is NOT by itself a sufficient method of public disclosure. It may be used in combination with other methods.

G.	TRAINING

Appropriate training will be provided to certain employees identified as follows:

•	Corporate Communications Department

•	Portfolio managers of FTI Closed-End Funds and their assistants;

•	Managers and supervisors of Customer Services Representatives.

As part of this training, each employee will be notified that they should not communicate on substantive matters involving Franklin Resources Inc., or the FTI Closed-End Funds except in accordance with these Policies and Procedures.

H.	QUESTIONS

All inquiries regarding these Policie and Procedures should be addressed to Barbara Green, Deputy General Counel (650-525-7188, or Jim Davis, Director, Global Compliance (650-312-2832).

I.	FREQUENTLY ASKED QUESTIONS:

(1)	WHEN IS DISCLOSURE CONSIDERED INTENTIONAL WITHIN THE MEANING OF REGULATION FD?

Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. For example, non-intentional selective disclosures may occur when company officials inadvertently disclose material information in response to questions from analysts or shareholders or when a decision is made to selectively disclose information that the company does not view as material but the market moves in response to the disclosure.

(2)	WHAT IS NON-PUBLIC INFORMATION?

Information is non-public if it has not been disseminated in a manner making it available to investors generally.

(3)	WHAT IS MATERIAL INFORMATION?

Regulation FD deems information material if “there is a substantial likelihood that a reasonable shareholder would consider it important” in making an investment decision or if there a substantial likelihood that a fact would be viewed by a reasonable investor as having “significantly altered the ‘total mix’ of information made available.”

(4)	ARE THERE SPECIFIC TYPES OF INFORMATION THAT ARE CONSIDERED MATERIAL?

There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

•	An impending departure of a portfolio manager who is primarily responsible for day-to-day management of a Closed-End Fund;

•	A plan to convert a Closed-End Fund from a closed-end investment company to an open-end investment company;

•	A plan to merge a Closed-End Fund into another investment company;

•	Impending purchases or sales of particular portfolio securities;

•	Information about Resources related to earnings or earnings forecasts;

•	Mergers, acquisitions, tender offers, joint ventures, or material change in assets;

•	Changes in control or in management;

•	Change in auditors or auditor notification that the issuer may no longer rely on an auditor’s audit report;

•	Events regarding Resources or an FTI Closed-End Fund’s securities - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, public or private sales of additional securities; and

•	Bankruptcies or receiverships.

(5)	ARE ALL ISSUER COMMUNICATIONS COVERED BY THE RULE?

No. Regulation FD applies only to communications by the issuer’s senior management, its investor relations professionals and others who regularly communicate with securities market professionals and security holders when those communications are made to securities market professionals and security holders under circumstances in which it is reasonably foreseeable that the holders will trade on the basis of the information. Regulation FD isn’t intended to apply to persons who are engaged in ordinary-course business communications with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as “tipping” material non-public information and leaking disclosure into the market) still apply.

(6)	ARE COMMUNICATIONS TO THE MEDIA COVERED BY REGULATION FD?

No. However, an interview with a reporter is not the best way to disseminate material information to the public and is not a method of public disclosure mentioned by the SEC as a means to satisfy Regulation FD.

(7) ARE ONE-ON-ONE DISCUSSIONS WITH ANALYSTS PERMITTED?

Yes. Regulation FD is not intended to undermine the role of analysts in “sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions.” However, persons covered by Regulation FD must be cautious not to selectively provide material non-public information in one-on-one discussions. (This may be confusing to some - perhaps this should be deleted).

(8)	MAY ISSUERS PROVIDE GUIDANCE ON EARNINGS?

Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD’s adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate the rule. Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

J.	SUPPLEMENTAL INFORMATION—SEC’S DIVISION OF COPORATE FINANCE

(1)	INTERPRETATIONS ISSUED OCTOBER 2000

1.	CAN AN ISSUER EVER CONFIRM SELECTIVELY A FORECAST IT HAS PREVIOUSLY MADE TO THE PUBLIC WITHOUT TRIGGERING THE RULE’S PUBLIC REPORTING REQUIREMENTS?

Yes. In assessing the materiality of an issuer’s confirmation of its own forecast, the issuer should consider whether the confirmation conveys any information above and beyond the original forecast and whether that additional information is itself material. That may depend on, among other things, the amount of time that has elapsed between the original forecast and the confirmation (or the amount of time elapsed since the last public confirmation, if applicable). For example, a confirmation of expected quarterly earnings made near the end of a quarter might convey information about how the issuer actually performed. In that respect, the inference a reasonable investor may draw from such a confirmation may differ significantly from the inference he or she may have drawn from the original forecast early in the quarter. The materiality of a confirmation also may depend on, among other things, intervening events. For example, if it is clear that the issuer’s forecast is highly dependent on a particular customer and the customer subsequently announces that it is ceasing operations, a confirmation by the issuer of a prior forecast may be material.

We note that a statement by an issuer that it has “not changed,” or that it is “still comfortable with,” a prior forecast is no different than a confirmation of a prior forecast. Moreover, under certain circumstances, an issuer’s reference to a prior forecast may imply that the issuer is confirming the forecast. If, when asked about a prior forecast, the issuer does not want to confirm it, the issuer may simply wish to say “no comment.” If an issuer wishes to refer back to the prior estimate without implicitly confirming it, the issuer should make clear that the prior estimate was as of the date it was given and is not being updated as of the time of the subsequent statement.

2.	DOES REGULATION FD CREATE A DUTY TO UPDATE?

No. Regulation FD does not change existing law with respect to any duty to update.

3.	IF AN ISSUER WANTS TO MAKE PUBLIC DISCLOSURE OF MATERIAL NONPUBLIC INFORMATION UNDER REGULATION FD BY MEANS OF A CONFERENCE CALL, WHAT INFORMATION MUST THE ISSUER PROVIDE IN THE NOTICE AND HOW FAR IN ADVANCE SHOULD NOTICE BE GIVEN?

An adequate advance notice under Regulation FD must include the date, time, and call-in information for the conference call. Issuers also should consider the following non-exclusive factors in determining what constitutes adequate advance notice of a conference call:

•	TIMING: Public notice should be provided a reasonable period of time ahead of the conference call. For example, for a quarterly earnings announcement that the issuer makes on a regular basis, notice of several days would be reasonable. We recognize, however, that the period of notice may be shorter when unexpected events occur and the information is critical or time sensitive.

•	AVAILABILITY: If a transcript or re-play of the conference call will be available after it has occurred, for instance via the issuer’s website, we encourage issuers to indicate in the notice how, and for how long, such a record will be available to the public.

4.	CAN AN ISSUER SATISFY REGULATION FD’S PUBLIC DISCLOSURE REQUIREMENT BY DISCLOSING MATERIAL NONPUBLIC INFORMATION AT A SHAREHOLDER MEETING THAT IS OPEN TO ALL SHAREHOLDERS, BUT NOT TO THE PUBLIC?

No. If a shareholder meeting is not accessible by the public, an issuer’s selective disclosure of material nonpublic information at the meeting would not satisfy Regulation FD’s public disclosure requirement.

5.	COULD AN EXCHANGE ACT FILING OTHER THAN A FORM 8-K, SUCH AS A FORM 10-Q OR PROXY STATEMENT, CONSTITUTE PUBLIC DISCLOSURE?

Yes. In general, including information in a document publicly filed on EDGAR with the SEC within the time frames that Regulation FD requires would satisfy the rule. In considering whether that disclosure is sufficient, however, companies must take care to bring the disclosure to the attention of readers of the document, must not bury the information, and must not make the disclosure in a piecemeal fashion throughout the filing.

6.	FOR PURPOSES OF REGULATION FD, MUST AN ISSUER WAIT SOME PERIOD OF TIME AFTER MAKING A FILING OR FURNISHING A REPORT ON EDGAR THAT COMPLIES WITH THE EXCHANGE ACT BEFORE MAKING DISCLOSURE OF THE SAME INFORMATION TO A SELECT AUDIENCE?

Prior to making disclosure to a select audience, the issuer need only confirm that the filing or furnished report has received a filing date (as determined in accordance with Rules 12 and 13 of Regulation S-T) that is no later than the date of the selective disclosure.

7.	CAN AN ISSUER EVER REVIEW AND COMMENT ON AN ANALYST’S MODEL PRIVATELY WITHOUT TRIGGERING REGULATION FD’S DISCLOSURE REQUIREMENTS?

Yes. It depends on whether, in so doing, the issuer communicates material nonpublic information. For example, an issuer ordinarily would not be conveying material nonpublic information if it corrected historical facts that were a matter of public record. An issuer also would not be conveying such information if it shared seemingly inconsequential data which, pieced together with public information by a skilled analyst with knowledge of the issuer and the industry, helps form a mosaic that reveals material nonpublic information. It would not violate Regulation FD to reveal this type of data even if, when added to the analyst’s own fund of knowledge, it is used to construct his or her ultimate judgments about the issuer. An issuer may not, however, use the discussion of an analyst’s model as a vehicle for selectively communicating - either expressly or in code - material nonpublic information.

8.	DURING A NONPUBLIC MEETING WITH ANALYSTS, AN ISSUER’S CEO PROVIDES MATERIAL NONPUBLIC INFORMATION ON A SUBJECT SHE HAD NOT PLANNED TO COVER. ALTHOUGH THE CEO HAD NOT PLANNED TO DISCLOSE THIS INFORMATION WHEN SHE ENTERED THE MEETING, AFTER HEARING THE DIRECTION OF THE DISCUSSION, SHE DECIDED TO PROVIDE IT, KNOWING THAT THE INFORMATION WAS MATERIAL AND NONPUBLIC. WOULD THIS BE CONSIDERED AN INTENTIONAL DISCLOSURE THAT VIOLATED REGULATION FD BECAUSE NO SIMULTANEOUS PUBLIC DISCLOSURE WAS MADE?

Yes. A disclosure is “intentional” under Regulation FD when the person making it either knows, or is reckless in not knowing, that the information he or she is communicating is both material and nonpublic. In this example, the CEO knew that the information was material and nonpublic, so the disclosure was “intentional” under Regulation FD, even though she did not originally plan to make it.

9.	MAY AN ISSUER PROVIDE MATERIAL NONPUBLIC INFORMATION TO ANALYSTS AS LONG AS THE ANALYSTS EXPRESSLY AGREE TO MAINTAIN CONFIDENTIALITY UNTIL THE INFORMATION IS PUBLIC?

Yes.

10.	IF AN ISSUER GETS AN AGREEMENT TO MAINTAIN MATERIAL NONPUBLIC INFORMATION IN CONFIDENCE, MUST IT ALSO GET THE ADDITIONAL STATEMENT THAT THE RECIPIENT AGREES NOT TO TRADE ON THE INFORMATION IN ORDER TO RELY ON THE EXCLUSION IN RULE 100(B)(2)(II) OF REGULATION FD?

No. An express agreement to maintain the information in confidence is sufficient. If a recipient of material nonpublic information subject to such a confidentiality agreement trades or advises others to trade, he or she could face insider trading liability.

11.	IF AN ISSUER WISHES TO RELY ON THE CONFIDENTIALITY AGREEMENT EXCLUSION OF REGULATION FD, IS IT SUFFICIENT TO GET AN ACKNOWLEDGMENT THAT THE RECIPIENT OF THE MATERIAL NONPUBLIC INFORMATION WILL NOT USE THE INFORMATION IN VIOLATION OF THE FEDERAL SECURITIES LAWS?

No. The recipient must expressly agree to keep the information confidential.

12.	MUST ROAD SHOW MATERIALS IN CONNECTION WITH A REGISTERED PUBLIC OFFERING BE DISCLOSED UNDER REGULATION FD?

Any disclosure made “in connection with” a registered public offering of the type excluded from Regulation FD is not subject to Regulation FD. That includes road shows in those offerings. All other road shows are subject to Regulation FD in the absence of another applicable exclusion from Regulation FD. For example, a disclosure in a road show in an unregistered offering is subject to Regulation FD. Also, a disclosure in a road show made while the issuer is not in registration and is not otherwise engaged in a securities offering is subject to Regulation FD. If, however, those who receive road show information expressly agree to keep the material nonpublic information confidential, disclosure to them is not subject to Regulation FD.

13.	CAN AN ISSUER DISCLOSE MATERIAL NONPUBLIC INFORMATION TO ITS EMPLOYEES (WHO MAY ALSO BE SHAREHOLDERS) WITHOUT MAKING PUBLIC DISCLOSURE OF THE INFORMATION?

Yes. Rule 100(b)(1) states that Regulation FD applies to disclosures made to “any person outside the issuer.” Regulation FD does not apply to communications of confidential information to employees of the issuer. An issuer’s officers, directors, and other employees are subject to duties of trust and confidence and face insider trading liability if they trade or tip.

14.	IF AN ISSUER HAS A POLICY THAT LIMITS WHICH SENIOR OFFICIALS ARE AUTHORIZED TO SPEAK TO PERSONS ENUMERATED IN RULE 100(B)(1)(I) - (B)(1)(IV), WILL DISCLOSURES BY SENIOR OFFICIALS NOT AUTHORIZED TO SPEAK UNDER THE POLICY BE SUBJECT TO REGULATION FD?

No. Selective disclosures of material nonpublic information by senior officials not authorized to speak to enumerated persons are made in breach of a duty of trust or confidence to the issuer and are not covered by Regulation FD. Such disclosures may, however, trigger liability under existing insider trading law.

15.

A PUBLICLY TRADED COMPANY HAS DECIDED TO CONDUCT A PRIVATE PLACEMENT OF SHARES AND THEN SUBSEQUENTLY REGISTER THE RESALE BY THOSE SHAREHOLDERS ON A FORM S-3 REGISTRATION STATEMENT. THE COMPANY AND ITS INVESTMENT BANKERS CONDUCT MINI-ROAD SHOWS OVER A THREE-DAY PERIOD DURING THE PRIVATE PLACEMENT. DOES THE RESALE REGISTRATION STATEMENT FILED AFTER COMPLETION OF

THE PRIVATE PLACEMENT AFFECT WHETHER DISCLOSURE AT THE ROAD SHOWS IS COVERED BY REGULATION FD?

No. The road shows are made in connection with an offering by the issuer that is not registered (i.e., the private placement), regardless of whether a registration statement is later filed for an offering by those who purchased in the private placement.

(2)	ADDITIONAL INTERPRETATIONS ISSUED DECEMBER 2000

16.	DOES THE MERE PRESENCE OF THE PRESS AT AN OTHERWISE NON-PUBLIC MEETING ATTENDED BY PERSONS OUTSIDE THE ISSUER DESCRIBED IN PARAGRAPH (B)(1) OF RULE 100 UNDER REGULATION FD RENDER THE MEETING PUBLIC FOR PURPOSES OF REGULATION FD?

Regulation FD states that a company can make public disclosure by filing or furnishing a Form 8-K or by disseminating information through another method (or combination of methods) that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Some companies may attempt to satisfy the latter method for public dissemination by merely having the press in attendance at a meeting to which the public is not invited or otherwise present. If it is attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD and if it is not otherwise public, the meeting will not necessarily be deemed public for purposes of Regulation FD by the mere presence of the press at the meeting. Whether or not the meeting would be deemed public would depend, among other things, on when, what and how widely the press reports on the meeting.

17.	IS REGULATION FD INTENDED TO REPLACE THE PRACTICE OF USING A PRESS RELEASE TO DISSEMINATE EARNINGS INFORMATION IN ADVANCE OF A CONFERENCE CALL OR WEBCAST AT WHICH EARNINGS INFORMATION WILL BE DISCUSSED?

No. In adopting Regulation FD, the Commission specifically indicated that it did not intend the regulation to alter or supplant the rules of self-regulatory organizations with respect to the use of press releases to announce material developments. In this regard, the Commission specifically endorsed a model for the planned disclosure of material information, such as earnings, in which the conference call or webcast is preceded by a press release containing the earnings information.

SUPPLEMENTAL MEMORANDUM

CHINESE WALL PROCEDURES

Under The Chinese Wall, access persons from Advisory Groups (as defined in Appendix A) are prohibited from having access to investment information of an Advisory Group other than his or her own Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

The Chinese Wall applies to all access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by Franklin Templeton Code of Ethics (the “Code of Ethics”).

Questions regarding these procedures should be directed to the attention of Jim Davis, Legal Compliance Department, at 650-312-2832 or e-mailed to:

jdavis@frk.com.

GENERAL PROCEDURES

CONFIDENTIALITY. Access persons within one Advisory Group (e.g., Franklin Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment Information outside an Advisory Group should be limited to persons (such as Accounting, Investment Operations, Legal and Compliance personnel) who have a valid “need to know” such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.

DISCUSSIONS. Access persons within one Advisory Group should avoid discussing Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

ACCESS. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

OUTSIDE INQUIRIES. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter should refer all calls relating to the matter to the attention of Holly Gibson-Brady, Director, Corporate Communications, Franklin Templeton Investments, in San Mateo, California, at (650) 312-4701.

DOCUMENTS AND DATABASES. Confidential documents should not be stored in common office areas where unauthorized persons may read them. Such documents should be stored in secure locations and not left exposed overnight on desks or in workrooms.

Confidential databases and other confidential information accessible by computer should be protected by passwords or otherwise secured against access by unauthorized persons.

FAXING PROCEDURES. Confidential documents should not be faxed to locations where they may be read by unauthorized persons, including to other FRI offices outside the Advisory Group, unless steps have been taken to remove or redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender should confirm that the recipient is attending the machine that receives such documents.

THE CHINESE WALL

GENERAL. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Legal Compliance Department.

CHINESE WALL RESTRICTIONS. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Legal Compliance Department for a particular department or division:

•	No access person in any Advisory Group (as defined in Appendix A) should disclose Investment Information to any access person in the any other Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

•	No access person in any Advisory Group should obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, should immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Legal Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Legal Compliance Department, such employee should refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

CROSSING PROCEDURES. Disclosure of Investment Information of one Advisory Group to an access person in another Advisory Group on a “need to know” basis in the performance of his or her duties, should be made only if absolutely necessary. In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

An access person within one Advisory Group must obtain prior approval from the Legal Compliance Department before making any disclosure of Investment Information to an access person within the other Advisory Group.

Before approval is granted, the Legal Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the “Originating Group”) which proposes to cross the Chinese Wall of (1) the identity of the Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2) the identity of the access person(s) in the other Advisory Group (the “Receiving Group”) who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5) the reason for crossing the Chinese Wall. The form of notice is attached to this Memorandum as Appendix B.

The Legal Compliance Department will notify an Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Legal Compliance Department may not disclose any additional information to such person.

If approval is obtained from an Executive Officer within the Receiving Group, the Legal Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted. Personnel from the Legal Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures should be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

The Legal Compliance Department will maintain a record of Wall-crossings.

An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Legal Compliance Department and the Legal Department.

APPENDIX A

FRANKLIN TEMPLETON INVESTMENT’S ADVISORY GROUPS (12/02)

1.	FRANKLIN/TEMPLETON ADVISORY GROUP

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Investment Advisory Services, Inc.

Franklin Private Client Group, Inc.

Franklin Templeton Investments Corp (Canada)

Franklin Templeton Investment Management, Limited (UK)

Franklin Templeton Investments Japan, Ltd.

Franklin Templeton Investments Australia Limited

FTI Institutional, LLC

Franklin Templeton Asset Strategies, LLC

Franklin Templeton Investments (Asia) Limited

Franklin Templeton Asset Management S.A., (France)

Templeton/Franklin Investment Services, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management, Limited.

Templeton Global Advisors Limited (Bahamas)

Templeton Asset Management (India) Pvt. Ltd.

Fiduciary Trust Company International (NY)

Fiduciary International, Inc.

Fiduciary Investment Management International, Inc.

Fiduciary Trust International Asia Limited (Hong Kong)

Fiduciary Trust International Australia Limited

Fiduciary Trust International Limited (UK)

Fiduciary Trust International Investment Management, Inc. (Japan)

Fiduciary Trust International of California

Fiduciary Trust International of the South (Florida)

FTI -Banque Fiduciary Trust (Switzerland)

2.	FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

3.	FRANKLIN MUTUAL ADVISORY GROUP

APPENDIX B

M E M O R A N D U M

TO:                         The Legal Compliance Department - San Mateo

FROM:

RE:                         Chinese Wall Crossing

DATE:

The following access person(s)

Name                                                  Title                                                  Department

within the                                  Advisory Group are proposing to cross the Chinese Wall and communicate certain Investment Information to the access persons within the                                  Advisory Group identified below.

                    Name                                                  Title                                                  Department

Such access person(s) will cross the Chinese Wall with respect to the following issuer:

The following is a description of the nature of the information to be discussed by such access person(s):

Modified on

Code of Ethics Revised 12-03-02 Readonly.doc

APPROVED:

EXECUTIVE OFFICER (ORIGINATING GROUP)

Executive Officer (Receiving Group)

[1]	“Director” includes trustee.

[2]	The term “employee or employees” includes futures associates, as well as regular employees of Franklin Templeton Investments.

[3]	SEE Appendix A. II., for definition of “Proprietary Accounts.”

[4]	Generally, a person has “beneficial ownership” in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person’s immediate family sharing the same household.

[5]	Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

[6]	The Director, Global Compliance is designated on Schedule A. The “Appropriate Analyst” means any securities analyst or portfolio manager, other than you,

making recommendations or investing funds on behalf of any associated client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.

[7]	Associated Client: A Fund or client who’s trading information would be available to the access person during the course of his or her regular functions or duties.

[8]	This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio Person. For example, a stock held less than 60 days that is sold to meet a margin call or the underlying stock of a covered call option held less than 60 days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.

[9]	You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

[10]	See Sections 3.2 and 4.6 of the Code. Also, confirmations and statements of transactions in open-end mutual funds, including mutual funds sponsored by Franklin Templeton Investments are not required. See Section 3.3 above for a list of other securities that need not be reported. If you have any beneficial ownership in a discretionary account, transactions in that account are treated as yours and must be reported by the manager of that account (see Section 6.1.C below).

[11]	Officers, directors and certain other key management personnel who perform significant policy-making functions of Franklin Resources, Inc., the closed-end funds, and/or real estate investment trusts may have ownership reporting requirements in addition to these reporting requirements. Contact the Legal Compliance Department for additional information. SEE also the “Insider Trading Policy” attached.

[12]	Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an access person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

[13]	Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

[14]	An “advisory person” of a registered investment company or an investment adviser is any employee, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an advisory client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. Advisory person also includes any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

[15]	Generally, an “advisory representative” is any person who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made, or who, in connection with his duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations. See Section II of Appendix A for the legal definition of “Advisory Representative.”

[16]	Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

[17]	Special circumstances include but are not limited to, for example, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

[18]	As of August 2002

[19]	If an investment opportunity is presented to you in your capacity as a portfolio manager AND the investment opportunity is suitable for the fund/ client, it must first be offered to the fund/client before any personal securities transaction can be effected.

Item 3.	Audit Committee Financial Expert.

(a) (1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $430,529 for the fiscal year ended December 31, 2003 and $446,500 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2003 and $5,998 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $337,344 for the fiscal year ended December 31, 2003 and $357,762 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,760 for the fiscal year ended December 31, 2003 and $84,424 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $340,104 for the fiscal year ended December 31, 2003 and $448,184 for the fiscal year ended December 31, 2002.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 9.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 10.	Exhibits.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date	February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date	February 27, 2004

Company Name

By	/s/ Kimberley H. Monasterio

Kimberley H. Monasterio
Chief Financial Officer
Date	February 27, 2004